         Annual Report  June 30, 1998
         ============================


-------------------

The
Montgomery
Funds

-------------------




[ARTWORK APPEARS HERE]




                               Invest wisely.(R)

                             --------------------
                             The Montgomery Funds

                                 -------------
                                 Annual Report
                                 -------------

                                 June 30, 1998

                                ===============
                                C O N T E N T S
                                ---------------




Portfolio Highlights and Investments

Montgomery U.S. Equity Punds
---------------------------------------------------
Growth Fund ....................................  5
Small Cap Opportunities Fund ...................  9
Small Cap Fund ................................. 12
U.S. Emerging Growth Fund ...................... 16
Equity Income Fund ............................. 20

Montgomery International
and Global Equity Funds
---------------------------------------------------
International Growth Fund ...................... 23
International Small Cap Fund ................... 27
Emerging Markets Fund .......................... 31
Emerging Asia Fund ............................. 37
Latin America Fund ............................. 40
Global Opportunities Fund ...................... 43
Global Communications Fund ..................... 47

Montgomery Multi-Strategy Funds
---------------------------------------------------
Select 50 Fund ................................. 51
U.S. Asset Allocation Fund ..................... 54

Montgomery U.S. Fixed-Income
and Money Market Funds
---------------------------------------------------
Total Return Bond Fund ......................... 56
Short Duration Government Bond Fund ............ 60
California Tax-Free Intermediate Bond Fund ..... 64
Government Reserve Fund ........................ 69
California Tax-Free Money Fund ................. 69
Federal Tax-Free Money Fund .................... 69

Financial Statements
---------------------------------------------------
Statements of Assets and Liabilities............ 80
Statements of Operations ....................... 86
Statements of Changes in Net Assets............. 90
Statements of Cash Flows ....................... 94
Financial Highlights ........................... 96
Notes to Financial Statements ..................104
Independent Auditors' Report ...................118
Tax Information ................................119


The Montgomery Funds represent a growing family of no-load mutual funds providing a comprehensive range of equity, fixed-income and global investment opportunities.

We currently manage more than $5 billion in the Funds on behalf of over 300,000 individual investors, helping them meet their financial goals through a combination of professional portfolio management and high-quality customer service.


                              The Montgomery Funds
                             101 California Street
                            San Francisco, CA 94111

                            -----------------------
                             (800) 572-FUND [3863]
                            -----------------------
                            www.montgomeryfunds.com
                            -----------------------

                                                           --------------------
                                                           The Montgomery Funds
                                                           --------------------
                                                              Annual Report
                                                           --------------------
                                                              June 30, 1998


CHAIRMAN'S LETTER

Dear Fellow Shareholder:

I frequently take the opportunity during my semiannual letter to remind shareholders of the need to take a long-term view toward their investments, particularly when it comes to mutual funds. This time I'd like to touch on diversification, an equally important topic that is particularly pertinent right now.

We currently find ourselves at an interesting junction on the global investment highway. Financial markets, such as those in the emerging markets and the United States, that were speeding upward at a seemingly unstoppable pace just a few years ago have either crashed or are beginning to stall. In contrast, markets that appeared to have been left at the starting line, such as many of those in Europe, began to pick up pace in the 1996/97 financial year and now appear to be accelerating.

It is almost impossible for an individual investor to have anticipated the exact timing of the dips and curves in the road of each market, which is why diversification is so important. How many of us remember the early 1990s, when returns in the developed markets were relatively meager and if you weren't invested in emerging markets you were not on the winning team? For now, the emerging markets are out of favor, but how long will it be until the tables are turned once again? The point I want to make here is that, over the long term, diversification helps smooth out the rough spots.

I realize that most investors are already familiar with the concept of diversification, but the practice of looking at your investments as a whole rather than individually can be difficult to follow. After large-cap stocks outperform, it is tempting--and natural--to want to buy more. But do we make our future investment decisions while constantly looking in the rearview mirror, or do we retain a forward-looking focus?

At Montgomery we understand that diversification plays an important role both within and across our portfolio of Funds. For example, by diversifying our investments in the Montgomery developed International Funds, our overweight position in the buoyant European markets more than compensated for the poor performance of Japan. As a result, Funds such as Montgomery Global Opportunities and Montgomery International Growth have turned in strong results over the year. Both of these Funds outperformed their benchmarks and earned five-star ratings from Morningstar for the three-year period ended June 30, 1998, for their risk/return profile./1/ The Montgomery Global Opportunities Fund and Montgomery International Growth Fund were ranked among 778 international equity funds over the three-year period. Similarly, investors who have remained prudently diversified through the peaks and valleys of the 1990s have maintained good overall returns while at the same time affording themselves protection against more-turbulent times.

I realize that the tenets of successful investing run counter to human nature. I would urge you, however, to keep focused on your portfolio's performance as a whole in order to achieve the goals you had when you started your investment program. This is the key to investing wisely.

Sincerely,

/s/ R. Stephen Doyle

R. Stephen Doyle
Chairman
July 1998


--------------------------------------------------------------------------------
"It is almost impossible for an individual investor to have anticipated the exact timing of the dips and curves in the road of each market, which is why diversification is so important."
--------------------------------------------------------------------------------

                  [LOGO OF THE MONTGOMERY FUNDS APPEARS HERE]


/1/ Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/98. The ratings are subject to change every month. The ratings are calculated from the fund's three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of funds in a rating universe receive five stars. Ratings are for the Class R shares only. The International Growth Fund also offers Class P shares whose ratings may be different.

--------------------
The Montgomery Funds
--------------------
   Annual Report
--------------------
   June 30, 1998

STOCK AND BOND MARKET OVERVIEW

The U.S. Stock Market

Looking at the performance figures for the broad U.S. market indices for the past 12 months, it would be easy to assume that investors had enjoyed another banner year. Nonetheless, a deeper analysis reveals that this has not been the case. Over the course of the financial year, the breadth of the market was quite limited. The performance of small-cap stocks, in particular, significantly lagged that of large-cap stocks. The Russell 2000 Growth Index, a leading benchmark for small-cap growth investing, returned 13.19%, less than half of the 30.20% return for the S&P 500. This suggests that a two-tiered market has developed. Even characterizing the market as two-tiered doesn't tell the whole story, however. Investor focus became so narrow that even the majority of large-cap stocks struggled to keep pace with a handful of the largest stocks. During the first half of 1998, the S&P 500 Index was up 17.14%, but more than 25% of index performance was driven by just six stocks--Microsoft, GE, Lucent, Wal-Mart, Coca Cola and Pfizer. As further evidence of this trend, 18 stocks represented more than 50% of S&P 500 performance year-to-date through June 30, 1998; and from April 1998 through June 30, more stocks actually declined in price than advanced.

In addition to being concentrated in a handful of companies, activity was confined to a small number of sectors. The strongest sectors were those with direct exposure to the U.S. consumer. There were good reasons for this, as strong consumer expenditures continue to power the economy. Consumer confidence has remained buoyant on the back of a strong employment market, low inflation and interest rates, and the "wealth effect" created by the rising stock market. In contrast, performance was decidedly mixed in other market sectors, in particular those sectors vulnerable to falling commodity prices, despite the fact that they also benefited from the healthy U.S. economy and still have attractive long-term earnings potential. This poses the inevitable question:


THE S&P 500 INDEX
PERFORMANCE:
July 1, 1997, to June 30, 1998

------------------------------------------------------------------------------------------------------------
    DATE    PRICE       VOLUME         DATE       PRICE    VOLUME         DATE       PRICE         VOLUME
------------------------------------------------------------------------------------------------------------
F                                  F    6/12      1098.84   528MLN    F    5/22      1110.47        370MLN
T                                  T    6/11      1094.58   498MLN    T    5/21      1114.64        449MLN
W                                  W    6/10      1112.28   481MLN    W    5/20      1119.06        486MLN
T    6/30    1133.84     558MLN    T    6/ 9      1118.41   424MLN    T    5/19      1109.52        457MLN
M    6/29   H1138.49     436MLN    M    6/ 8      1115.72   420MLN    M    5/18      1105.82        424MLN

F    6/26    1133.20     426MLN    F    6/ 5      1113.86   495MLN    F    5/15      1108.73        521MLN
T    6/25    1129.28     586MLN    T    6/ 4      1094.83   506MLN    T    5/14      1117.37        469MLN
W    6/24    1132/88     647MLN    W    6/ 3      1082.73   497MLN    W    5/13      1118.86        513MLN
T    6/23    1119/49     635MLN    T    6/ 2      1093.22   522MLN    T    5/12      1115.79        489MLN
M    6/22    1103/22     451MLN    M    6/ 1      1090.98   495MLN    M    5/11      1106.64        469MLN

F    6/19    1100.65     590MLN    F    5/29      1090.82   443MLN    F    5/ 8      1108.14        448MLN
T    6/18    1106.37     497MLN    T    5/28      1097.59   462MLN    T    5/ 7      1095.14        469MLN
W    6/17    1107.10     616MLN    W    5/27      1092.23   538MLN    W    5/ 6      1104.92        468MLN
T    6/16    1087.59     567MLN    T    5/26      1094.02   426MLN    T    5/ 5      1115.50        420MLN
M    6/15    1077.01     498MLN    M    5/25                          M    5/ 4      1122.07        423MLN
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
    DATE      PRICE     VOLUME         DATE       PRICE    VOLUME         DATE       PRICE         VOLUME
------------------------------------------------------------------------------------------------------------
F    5/ 1     1121.00    428MLN    F    4/10                          F    3/20      1099.16        572MLN
T    4/30     1111.75    533MLN    T    4/ 9      1110.67   412MLN    T    3/19      1089.74        444MLN
W    4/29     1094.63    479MLN    W    4/ 8      1101.65   492MLN    W    3/18      1085.52        491MLN
T    4/28     1085.11    526MLN    T    4/ 7      1109.55   567MLN    T    3/17      1080.45        539MLN
M    4/27     1086.54    554MLN    M    4/ 6      1121.39   523MLN    M    3/16      1079.27        435MLN

F    4/24     1107.90    485MLN    F    4/ 3      1122.70   516MLN    F    3/13      1068.61        484MLN
T    4/23     1119.58    524MLN    T    4/ 2      1120.01   523MLN    T    3/12      1069.92        479MLN
W    4/22     1130.54    564MLN    W    4/ 1      1108.15   527MLN    W    3/11      1068.47        520MLN
T    4/21     1126.67    534MLN    T    3/31      1101.75   489MLN    T    3/10      1064.25        545MLN
M    4/20     1123.65    464MLN    M    3/30      1093.55   380MLN    M    3/ 9      1052.31        553MLN

F    4/17     1122.72    533MLN    F    3/27      1095.44   477MLN    F    3/ 6      1055.69        560MLN
T    4/16     1108.17    581MLN    T    3/26      1100.80   459MLN    T    3/ 5      1035.04        623MLN
W    4/15     1119.32    558MLN    W    3/25      1101.93   582MLN    W    3/ 4      1047.33        525MLN
T    4/14     1115.75    491MLN    T    2/24      1105.65   482MLN    T    3/ 3      1052.02        519MLN
M    4/13     1109.69    479MLN    M    3/23      1095.55   498MLN    M    3/ 2      1047.70        477MLN
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
    DATE      PRICE     VOLUME         DATE       PRICE    VOLUME         DATE       PRICE         VOLUME
---------------------- -------------------------------------------------------------------------------------
F    2/27     1049.34    502MLN    F    2/ 6      1012.46   465MLN    F    1/16       961.51        552MLN
T    2/26     1048.67    522MLN    T    2/ 5      1003.54   570MLN    T    1/15       950.73        483MLN
W    2/25     1042.90    491MLN    W    2/ 4      1006.90   555MLN    W    1/14       957.94        521MLN
T    2/24     1030.56    482MLN    T    2/ 3      1005.99   556MLN    T    1/13       952.12        548MLN
M    2/23     1038.14    456MLN    M    2/ 2      1001.27   568MLN    M    1/12       939.21        599MLN

F    2/20     1034.21    498MLN    F    1/30       980.28   482MLN    F    1/ 9      L927.69        640MLN
T    2/19     1028.28    495MLN    T    1/29       985.49   629MLN    T    1/ 8       956.04        517MLN
W    2/18     1032.06    458MLN    W    1/28       977.46   598MLN    W    1/ 7       964.00        528MLN
T    2/17     1022.76    457MLN    T    1/27       969.02   533MLN    T    1/ 6       966.58        501MLN
M    2/16                          M    1/26       956.95   441MLN    M    1/ 5       977.07        450MLN

F    2/13     1020.09    388MLN    F    1/23       957.59   492MLN    F    1/ 2       975.04        312MLN
T    2/12     1024.14    497MLN    T    1/22       963.04   512MLN
W    2/11     1020.01    472MLN    W    1/21       970.81   530MLN
T    2/10     1019.01    518MLN    T    1/20       978.60   516MLN
M    2/ 9     1010.74    422MLN    M    1/19
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
    DATE      PRICE     VOLUME         DATE       PRICE    VOLUME         DATE       PRICE         VOLUME
------------------------------------------------------------------------------------------------------------
F                                  F    12/12      953.39   503MLN    F    11/21      963.09        498MLN
T                                  T    12/11      954.94   558MLN    T    11/20      958.98        478MLN
W    12/31     970.43    345MLN    W    12/10      969.79   556MLN    W    11/19      944.59        401MLN
T    12/30     970.84    366MLN    T    12/ 9      975.78   600MLN    T    11/18      938.23        420MLN
M    12/29     953.36    327MLN    M    12/ 8      982.37   384MLN    M    11/17      946.20        485MLN

F    12/26     936.46    121MLN    F    12/ 5     H983.79   447MLN    F    11/14      928.35        526MLN
T    12/25                         T    12/ 4      973.10   480MLN    T    11/13      916.66        557MLN
W    12/24     932.70    214MLN    W    12/ 3      976.77   513MLN    W    11/12      905.96        531MLN
T    12/23     939.12    375MLN    T    12/ 2      971.68   467MLN    T    11/11      923.78        390MLN
M    12/22     953.70    410MLN    M    12/ 1      974.77   474MLN    M    11/10      921.13        440MLN

F    12/19     946.78    715MLN    F    11/28      955.44   145MLN    F    11/ 7      927.51        500MLN
T    12/18     955.30    515MLN    T    11/27                         T    11/ 6      938.03        418MLN
W    12/17     965.54    489MLN    W    11/26      951.64   369MLN    W    11/ 5      942.76        456MLN
T    12/16     968.04    489MLN    T    11/25      950.82   469MLN    T    11/ 4      940.76        435MLN
M    12/15     963.39    529MLN    M    11/24      946.67   405MLN    M    11/ 3      938.99        456MLN
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
    DATE      PRICE     VOLUME         DATE       PRICE    VOLUME         DATE       PRICE         VOLUME
------------------------------------------------------------------------------------------------------------
F    10/31     914.62    515MLN    F    10/10      966.98   336MLN    F     9/19      950.51        521MLN
T    10/30     903.68    505MLN    T    10/ 9      970.62   393MLN    T     9/18      947.29        456MLN
W    10/29     919.16    568MLN    W    10/ 8      973.84   443MLN    W     9/17      943.00        485MLN
T    10/28     921.85   L404MLN    T    10/ 7      983.12   451MLN    T     9/16      945.64        522MLN
M    10/27    L876.98    508MLN    M    10/ 6      972.69   393MLN    M     9/15      919.77        371MLN

F    10/24     941.64    536MLN    F    10/ 3      965.03   521MLN    F     9/12      923.91        421MLN
T    10/23     950.69    556MLN    T    10/ 2      960.46   427MLN    T     9/11      912.59        481MLN
W    10/22     968.49    485MLN    W    10/ 1      955.41   592MLN    W     9/10      919.03        436MLN
T    10/21     972.28    490MLN    T     9/30      947.28   430MLN    T     9/ 9      933.62        427MLN
M    10/20     955.61    438MLN    M     9/29      953.34   351MLN    M     9/ 8      931.20        359MLN

F    10/17     944.16    606MLN    F     9/26      945.22   391MLN    F     9/ 5      929.05        420MLN
T    10/16     955.25    547MLN    T     9/25      937.91   425MLN    T     9/ 4      930.87        420MLN
W    10/15     965.72    509MLN    W     9/24      944.48   502MLN    W     9/ 3      927.86        437MLN
T    10/14     970.28    398MLN    T     9/23      951.93   419MLN    T     9/ 2      927.58        387MLN
M    10/13     968.10    258MLN    M     9/22      955.43   387MLN    M     9/ 1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
     DATE     PRICE     VOLUME         DATE       PRICE    VOLUME         DATE       PRICE         VOLUME
------------------------------------------------------------------------------------------------------------
F     8/29     899.47    312MLN    F     8/ 8      933.54   491MLN    F     7/18      915.30        513MLN
T     8/28     903.67    417MLN    T     8/ 7      951.19   479MLN    T     7/17      931.61        531MLN
W     0/27     913.70    416MLN    W     8/ 6      960.32   479MLN    W     7/16      936.59
T     8/26     913.02    397MLN    T     8/ 5      952.37   405MLN    T     7/15      925.76        494MLN
M     8/25     920.16    322MLN    M     8/ 4      950.30   362MLN    M     7/14      918.38        400MLN

F     8/22     923.54    441MLN    F     8/ 1      947.14   410MLN    F     7/11      916.68        410MLN
T     8/21     925.05    459MLN    T     7/31      954.29   440MLN    T     7/10      913.78        441MLN
W     8/20     939.35    435MLN    W     7/30      952.29   433MLN    W     7/ 9      907.54        491MLN
T     8/19     926.01    478MLN    T     7/29      942.29   426MLN    T     7/ 8      918.75        386MLN
M     8/18     912.49    451MLN    M     7/28      936.45   357MLN    M     7/ 7      912.20        393MLN

F     8/15     900.81    434MLN    F     7/25      938.79   419MLN    F     7/ 4
T     8/14     924.77    421MLN    T     7/24      940.28   461MLN    T     7/ 3      916.92        288MLN
W     8/13     922.02    521MLN    W     7/23      936.56   494MLN    W     7/ 2      904.03        414MLN
T     8/12     926.53    434MLN    T     7/22      933.98   457MLN    T     7/ 1      891.03        411MLN
M     8/11     937.00    440MLN    M     7/21      912.94   390MLN
------------------------------------------------------------------------------------------------------------

The S&P 500 recorded new highs by the end of the year. The apparently stellar performance of the index disguised how narrowly based the bull market had become. From January 1, 1998, to June 30, 1998, just six stocks accounted for more than 25% of performance.


What was driving investors to concentrate their holdings to such a degree? Also, what implications does this have for the broader market?

While the strength of the U.S. economy, a low inflation rate and a strong dollar remained the driving forces behind investor interest in the market, the exuberance generated by such good times was tempered by the situation in Asia. The impact of the Asian currency crisis and subsequent economic slowdown clouded the earnings outlook for companies with exposure to the region. It was this latter factor that was a major contributor to the market's narrowing focus. Domestic investors continued their strong preference for large-cap, recognized brand names, as these companies were perceived to be more immune to global uncertainty. An influx of foreign capital enhanced this trend. The buoyant market, a strong U.S. dollar and a "flight to quality" triggered by the currency crisis in Asia attracted global capital at a rapid rate. Foreign investors pumped some $29 billion into the market in the first quarter of 1998 alone. Many of these investors chose to either match the large-cap market indices or invest in well-known companies, duplicating domestic investors' preferences.

In our view the concentration on the Asian situation at the expense of other offsetting fundamentals has left the few top-performing stocks overvalued. In contrast, the remainder of the market offers some very strong companies with attractive growth prospects that are currently undervalued. As more and more investors become nervous of the high valuations currently enjoyed by the most popular large-cap stocks, we expect there to be a noticeable shift toward the more attractively valued issues, which exhibit far better long-term earnings prospects. In particular, there are now some interesting opportunities in the small-cap arena. Small-cap stocks are currently trading at their lowest valuations relative to large-cap stocks in at least 15 years. While larger companies have had their earnings projections pared back in recent months, many smaller companies, and particularly those with a largely domestic focus, still have earnings-growth projections of greater than 20%.

International Equities

Over the past 12 months, the best-performing international markets were in Europe. Indeed, many European markets registered better returns than those of the U.S. domestic markets. An environment of low interest rates, moderate economic growth and a burgeoning European equity culture, coupled with the business opportunities being created by the coming Economic and Monetary Union
(EMU), continued to attract investors to the region. The deregulation of the pension fund system and an increase in corporate restructuring also contributed to solid overall returns. Investment activity was strong across the board.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                               Annual Report
                                                            --------------------
                                                               June 30, 1998


In contrast to Europe, Japan continued to be a disappointment in the eyes of investors. The market received a boost in April, when Japanese officials announced a $115 billion economic stimulation package, and again in June, when the government unveiled its plan to form a "bridge bank," modeled after the U.S. Resolution Trust Corporation, to take over bad loans from troubled lenders. These and other announced policy changes aimed at lifting the economy out of recession, however, have fallen short of expectations thus far. Most investors agree that a greater degree of restructuring and financial deregulation is needed to cure the country's economic ills.

On the whole, the emerging markets have also faired poorly over the past 12 months. The devaluation of the Thai baht at the beginning of the financial year started a chain reaction throughout Southeast Asia, resulting in the devaluation of regional currencies and selling pressure in regional stock markets. These financial difficulties were further aggravated by noneconomic events, including rioting in Indonesia and nuclear testing in India and Pakistan. A huge bailout package by the International Monetary Fund (IMF) announced at the beginning of 1998 offered some respite, but the positive effect of the rescue package on the financial markets was offset by a decline in the value of the Japanese yen, which sparked investor fears of another round of Southeast Asian currency devaluations. As investment capital left Asia for safer havens during the year, negative sentiment proved infectious. Emerging markets in other regions also began to experience capital flight. Capital-dependent countries from Brazil to South Africa were forced to raise short-term interest rates, risking future growth prospects in order to stabilize their currencies and continue to attract investors. This resulted in short-term market volatility across the asset class.

There were some bright spots in the emerging markets picture, however. With the exception of Russia, European emerging markets suffered far less volatility than their counterparts in Asia, Latin America and Africa, and some continued to achieve good returns. Greece was the standout, benefiting from the positive investor sentiment currently enveloping European Union countries ahead of the introduction of the EMU. Poland and Hungary, which are candidates for accession to the European Union, also gained from the association. Moreover, in spite of a difficult year, we remain optimistic about the prospects of this asset class not only in Europe but as a whole. Many countries whose markets have experienced downturns have accelerated structural changes designed to improve long-term economic growth. This combined with positive valuations suggests that although emerging markets will be volatile in the short term, they are still attractive over the longer term.


U.S. TREASURY 30-YEAR
BOND YIELD:
July 1, 1997, to June 30, 1998


                               US TREASURY BOND
                                    YIELDS

-------------------------------------------------------------------------------------------------
     Date       Yield              Date        Yield              Date            Yield
-------------------------------------------------------------------------------------------------
F                              F    6/12           5.66       F      5/22           5.90
T                              T    6/11           5.65       T      5/21           5.92
W                              W    6/10           5.70       W      5/20           5.89
T   6/30          5.63         T    6/ 9           5.79       T      5/19           5.93
M   6/29          5.64         M    6/ 8           5.78       M      5/18           5.92

F   6/26          5.63         F    6/ 5           5.79       F      5/15           5.97
T   6/25          5.66         T    6/ 4           5.82       T      5/14           5.98
W   6/24          5.66         W    6/ 3           5.78       W      5/13           5.94
T   6/23          5.64         T    6/ 2           5.79       T      5/12           5.97
M   6/22          5.67         M    6/ 1           5.78       M      5/11           6.03

F   6/19          5.67         F    5/29           5.80       F      5/ 8           5.98
T   6/18          5.70         T    5/28           5.83       T      5/ 7           5.95
W   6/17          5.75         W    5/27           5.85       W      5/ 6           5.94
T   6/16          5.65         T    5/26           5.84       T      5/ 5           5.99
M   6/15 L        5.57         M    5/25           5.90       M      5/ 4           5.94

F   5/ 1          5.93         F    4/10           5.88       F      3/20           5.88
T   4/30          5.95         T    4/ 9           5.88       T      3/19           5.90
W   4/29 H        6.07         W    4/ 8           5.90       W      3/18           5.91
T   4/28          6.07         T    4/ 7           5.84       T      3/17           5.89
M   4/27          6.05         M    4/ 6           5.82       M      3/16           5.86

F   4/24          5.95         F    4/ 3           5.79       F      3/13           5.89
T   4/23          5.98         T    4/ 2           5.84       T      3/12           5.87
W   4/22          5.96         W    4/ 1           5.88       W      3/11           5.94
T   4/21          5.95         T    3/31           5.93       T      3/10           5.96
M   4/20          5.92         M    3/30           5.98       M      3/ 9           5.96

F   4/17          5.88         F    3/27           5.96       F      3/ 6           6.02
T   4/16          5.87         T    3/26           5.97       T      3/ 5           6.06
W   4/15          5.88         W    3/25           5.94       W      3/ 4           6.02
T   4/14          5.90         T    3/24           5.88       T      3/ 3           6.07
M   4/13          5.93         M    3/23           5.88       M      3/ 2           6.01

F   2/27          5.92         F    2/ 6           5.92       F      1/16           5.81
T   2/26          5.95         T    2/ 5           5.93       T      1/15           5.74
W   2/25          5.92         W    2/ 4           5.86       W      1/14           5.73
T   2/24          5.96         T    2/ 3           5.86       T      1/13           5.74
M   2/23          5.90         M    2/ 2           5.88       M      1/12           5.69

F   2/20          5.87         F    1/30           5.80       F      1/ 9           5.73
T   2/19          5.85         T    1/29           5.84       T      1/ 8           5.75
W   2/18          5.84         W    1/28           5.94       W      1/ 7           5.79
T   2/17          5.80         T    1/27           5.94       T      1/ 6           5.72
M   2/16          5.85         M    1/26           5.90       M      1/ 5           5.74

F   2/13          5.85         F    1/23           5.97       F      1/ 2           5.84
T   2/12          5.87         T    1/22           5.87       T      1/ 1           5.92
W   2/11          5.85         W    1/21           5.81
T   2/10          5.92         T    1/20           5.84
M   2/ 9          5.94         M    1/19           5.81

F                              F   12/12           5.92       F     11/21          6.03
T                              T   12/11           5.99       T     11/20          6.06
W  12/31          5.92         W   12/10           6.07       W     11/19          6.04
T  12/30          5.97         T   12/ 9           6.12       T     11/18          6.07
M  12/29          5.92         M   12/ 8           6.14       M     11/17          6.07

F  12/26          5.90         F   12/ 5           6.08       F     11/14          6.11
T  12/25          5.91         T   12/ 4           6.05       T     11/13          6.10
W  12/24          5.91         W   12/ 3           6.01       W     11/12          6.10
T  12/23 L        5.87         T   12/ 2           6.04       T     11/11          6.14
M  12/22          5.89         M   12/ 1           6.04       M     11/10          6.14

F  12/19          5.92         F   11/28           6.05       F     11/ 7          6.16
T  12/18          5.93         T   11/27           6.05       T     11/ 6          6.18
W  12/17          6.00         W   11/26           6.05       W     11/ 5          6.22
T  12/16          5.96         T   11/25           6.06       T     11/ 4          6.25
M  12/15          5.97         M   11/24           6.07       M     11/ 3          6.21

F  10/31          6.15         F   10/10           6.43       F      9/19          6.38
T  10/30          6.14         T   10/ 9           6.35       T      9/18          6.40
W  10/29          6.20         W   10/ 8           6.37       W      9/17          6.40
T  10/28          6.29         T   10/ 7           6.23       T      9/16          6.41
M  10/27          6.13         M   10/ 6           6.26       M      9/15          6.57

F  10/24          6.27         F   10/ 3           6.29       F      9/12          6.59
T  10/23          6.31         T   10/ 2           6.29       T      9/11          6.69
W  10/22          6.42         W   10/ 1           6.32       W      9/10          6.66
T  10/21          6.41         T    9/30           6.40       T      9/ 9          6.63
M  10/20          6.42         M    9/29           6.38       M      9/ 8          6.61

F  10/17          6.44         F    9/26           6.37       F      9/ 5          6.64
T  10/16          6.39         T    9/25           6.40       T      9/ 4          6.61
W  10/15          6.40         W    9/24           6.32       W      9/ 3          6.60
T  10/14          6.36         T    9/23           6.38       T      9/ 2          6.56
M  10/13          6.43         M    9/22           6.35       M      9/ 1          6.61

F   8/29          6.61         F    8/ 8           6.63       F      7/18          6.53
T   8/28          6.57         T    8/ 7           6.53       T      7/17          6.49
W   8/27          6.65         W    8/ 6           6.48       W      7/16          6.48
T   8/26          6.64         T    8/ 5           6.49       T      7/15          6.54
M   8/25          6.67         M    8/ 4           6.48       M      7/14          6.56

F   8/22          6.65         F    8/ 1           6.45       F      7/11          6.53
T   8/21          6.62         T    7/31           6.30       T      7/10          6.56
W   8/20          6.54         W    7/30           6.32       W      7/ 9          6.56
T   8/19          6.51         T    7/29           6.38       T      7/ 8          6.58
M   8/18          6.52         M    7/28           6.40       M      7/ 7          6.58

F   8/15          6.55         F    7/25           6.45       F      7/ 4          6.63
T   8/14          6.55         F    7/24           6.44       T      7/ 3          6.63
M   8/13          6.63         W    7/23           6.44       W      7/ 2          6.71
T   8/12          6.67         T    7/22           6.42       T      7/ 1 H        6.74
M   8/11          6.64         M    7/21           6.54
------------ -------------------------------------------------------------------------------------

The bond mar ket rallied strongly over the year, pushing the yield on the bellwether 3 0-year Treasury bond (which moves inversely to its price) down to around 5.7% by financial year end. This reflected concerns about deflationary pressures in the economy among bond investors.

The U.S. Bond Market

The U.S. bond market has rallied over the past year, driven by an inflow of foreign capital and inflationary trends. While the flight to quality helped boost household-name stocks in the equity markets, the bond market also benefited. With the strong U.S. dollar acting as an additional incentive, the U.S. Treasury bond market, in particular, offered a safe haven for more risk-averse foreign capital. The trend was so strong that it was argued in some quarters that U.S. Treasuries have taken over the traditional role of gold as a hedge against economic uncertainty for many international investors. The resulting inflow of capital, against a shortage of issuance, contributed to a strong rally in the market.

Capital inflows were not the main driving force behind the bond market rally, however. Despite the historically low unemployment rate and strong consumer demand, inflation continued the rapid descent begun at the start of 1997. The Federal Reserve continued to lean toward a tightening in monetary policy, even as inflation has remained well below 2% during 1998. This combination of tight monetary policy and falling inflation led to a "flattening" of the yield curve. Bond investors bought long-term bonds to lock in these high real rates, and shorter-term bonds did not participate nearly as much in the yield decline.

Moving forward into the new financial year, we expect little change in the factors affecting the market. The short-term focus is expected to remain on the rate of inflation. The Federal Reserve has indicated that it will continue to closely monitor wage pressures, but we expect that the countervailing deflationary forces will prove to be more powerful. In view of this, we anticipate that the Fed will ease rates in 1999.

--------------------
The Montgomery Funds
--------------------
Performance Summary
--------------------
June 30, 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/98


Fund name (Fund number)                     Inception date      One year         Three years        Five years    Since inception
Montgomery U.S. Equity Funds
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund (284)                                 9/30/93        17.31%            20.83%                --               24.74%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund (645)               12/29/95        11.86%               --                 --               21.68%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (276)*                             7/13/90        23.23%            22.39%             16.73%              20.82%
----------------------------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth Fund (294)*                 12/30/94        21.76%            22.31%                --               23.57%
----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund (293)                          9/30/94        15.83%            22.05%                --               21.54%
----------------------------------------------------------------------------------------------------------------------------------

Montgomery International and Global Equity Funds
----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund (296)                    7/3/95        23.27%            23.30%                --               23.35%
----------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund (283)                9/30/93         4.46%            15.18%                --                8.86%
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)                        3/1/92        (39.20%)          (7.88%)            (0.01%)              1.63%
----------------------------------------------------------------------------------------------------------------------------------
Emerging Asia Fund (648)                          9/30/96        (63.45%)             --                 --              (27.01%)
----------------------------------------------------------------------------------------------------------------------------------
Latin America Fund (652)                          6/30/97        (25.42%)             --                 --              (25.42%)
----------------------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund (285)                   9/30/93        27.12%            24.74%                --               18.34%
----------------------------------------------------------------------------------------------------------------------------------
Global Communications Fund (280)                   6/1/93        45.45%            24.90%             19.32%              19.85%
----------------------------------------------------------------------------------------------------------------------------------

Montgomery Multi-Strategy Funds
----------------------------------------------------------------------------------------------------------------------------------
Select 50 Fund (295)                              10/2/95        15.44%               --                 --               28.94%
----------------------------------------------------------------------------------------------------------------------------------
U.S. Asset Allocation Fund (291)                  3/31/94        14.67%            17.67%                --               21.15%
----------------------------------------------------------------------------------------------------------------------------------

Montgomery U.S. Fixed-Income and Money Market Funds
----------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund (650)                      6/30/97        10.92%               --                 --               10.92%
----------------------------------------------------------------------------------------------------------------------------------
Short Duration Government
 Bond Fund (279)                                 12/18/92         7.56%             6.70%              6.15%               6.60%
----------------------------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate
 Bond Fund (281)                                   7/1/93         6.85%             6.62%                --                5.51%
----------------------------------------------------------------------------------------------------------------------------------
As of 6/30/98                                                   One-day yield   Seven-day yield
----------------------------------------------------------------------------------------------------------------------------------
Government Reserve Fund (278)                     9/14/92          5.46%             5.21%
----------------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund (292)              9/30/94          2.83%             2.97%
----------------------------------------------------------------------------------------------------------------------------------
Federal Tax-Free Money Fund (647)                 7/15/96          3.29%             3.28%
----------------------------------------------------------------------------------------------------------------------------------

* Closed to new investors.

Past performance is no guarantee of future results. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Funds after June 30 but that were effective on June 30 or (ii) any purchases or redemptions of Fund shares completed after June 30 that were effective on June 30. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the Class P shares that would reduce performance.

Income from tax-free funds may be subject to the alternative minimum tax and/or state and local taxes.

An investment in one of our money market funds is neither insured nor guaranteed by the government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1 per share. Yield may fluctuate.

There are certain risks associated with investing in foreign markets, such as currency fluctuations and political and economic instability. There are also additional risks associated with investing in small-cap companies. Investors are encouraged to read the prospectus carefully before investing.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                 Growth Fund
                                                            --------------------
                                                            Portfolio Highlights


Growth Fund

INVESTMENT REVIEW

Q: How did the Fund perform during the year ended June 30, 1998?

A: For the year ended June 30, 1998, the Fund gained 17.31%. Although this performance was strong in absolute terms, it lagged the Standard & Poor's 500 Index. Market breadth has continued to narrow, with the largest companies in the stock market generating the majority of returns. A significant portion of S&P 500 returns were driven by a few of the biggest large-capitalization stocks. Just six stocks--Microsoft, GE, Lucent, Wal-Mart, Coca Cola and Pfizer--accounted for more than 25% of the performance of the index year-to-date through June 30. More than half of year-to-date index performance was driven by only 18 stocks. Although people have been willing to pay high prices for the perception of high-quality, predictable earnings, we believe that over the long term it is unwise to overpay for a company, and thus valuation continues to be central to our analysis.

Because we focus on buying stocks of companies with the best forward growth potential and the most reasonable valuations, our discipline directed us away from many of the year's top-performing stocks, which have very high price-to-earnings ratios but low growth rates. Although this put us at a disadvantage relative to the S&P 500 over the past 12 months, we believe that in the long run our approach will serve investors well.

Q: How would you characterize the Fund's position going forward?

A: Our investments have been most successful where we have identified companies or industries in the early stages of positive fundamental change. The retailers in 1995 are a good example. Retailing stocks were trading at low valuations, and market participants were generally pessimistic about the sector. America had too many stores, and consumer indebtedness was high. Despite this backdrop many retailers had new management and were committed to maximizing shareholder returns. The companies were rationalizing their underperforming assets, spending to grow their profitable divisions, initiating mergers and buying back stock. We saw this as a positive fundamental change and invested in companies such as Dayton Hudson and TJX. Now, three years later, the stocks are up meaningfully, with the consumer still heavily in debt and no decline in excess capacity.

Our process continues to focus on the early identification of companies with attractive fundamentals that are reasonably valued. As with retailers in 1995, we have identified opportunities in sectors out of favor with investors in recent months, such as chemicals, autos, paper and aluminum. The stocks that currently comprise the portfolio were purchased at attractive valuations relative to their growth rates. In many cases, these companies also have new management and a commitment to increasing shareholder returns. Many of our portfolio companies are buying back shares, initiating mergers and acquisitions, reducing costs and focusing on executing profitable expansion plans. The market is largely ignoring these facts and is focusing only on near-term events in Asia. The result is a widening of the chasm between those stocks participating in the market rally and those that are

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Roger Honour............................................Senior Portfolio Manager
Kathryn Peters.................................................Portfolio Manager
Andrew Pratt, CFA..............................................Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------

                         Average annual total returns
                         for the period ended 6/30/98

--------------------------------------------------------------------------------
                            Montgomery Growth Fund

Since inception (9/30/93)................................................24.74%
One year.................................................................17.31%
Three years..............................................................20.83%

--------------------------------------------------------------------------------
                                 S&P 500 Index

Since 9/30/93............................................................23.74%
One year.................................................................30.20%
Three years..............................................................30.23%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                         FIRST DATA INVESTOR SERVICES
                   MUTUAL FUND HYPOTHETICAL ANALYSIS                    Page 1
                                                                        07/10/98

MONTGOMERY GROWTH(R)
Initial Investment:  $10,000       Period: 09/30/93 - 06/98
This is no load fund.


                      Growth of         Value of        Growth of
                       Initial         Reinvested       Investment with
Date        NAV       Investment      Distribution      Distributions Reinvested

09/30/93   12.00         $10,000              $0              $10,000
09/93      12.00         $10,000              $0              $10,000
10/93      12.48         $10,400              $0              $10,400
11/93      13.18         $10,983              $0              $10,983
12/93      14.12         $11,767             $67              $11,834
01/94      14.90         $12,417             $71              $12,488
02/94      15.09         $12,575             $72              $12,647
03/94      14.95         $12,458             $72              $12,530
04/94      15.49         $12,908             $74              $12,982
05/94      15.65         $13,042             $74              $13,116
06/94      15.27         $12,725             $73              $12,798
07/94      15.82         $13,183             $76              $13,259
08/94      16.62         $13,850             $79              $13,929
09/94      16.52         $13,767             $79              $13,846
10/94      17.12         $14,267             $81              $14,348
11/94      16.48         $13,733            $186              $13,919
12/94      16.93         $14,108            $201              $14,309
01/95      16.56         $13,800            $196              $13,996
02/95      17.20         $14,333            $204              $14,537
03/95      17.90         $14,917            $211              $15,128
04/95      18.02         $15,017            $213              $15,230
05/95      18.42         $15,350            $218              $15,568
06/95      19.16         $15,967            $226              $16,193
07/95      19.96         $16,633            $236              $16,869
08/95      20.02         $16,683            $237              $16,920
09/95      20.54         $17,117            $243              $17,360
10/95      20.21         $16,842            $239              $17,081
11/95      19.17         $15,975          $1,689              $17,664
12/95      19.20         $16,000          $1,692              $17,692
01/96      19.46         $16,217          $1,715              $17,932
02/96      20.23         $16,858          $1,783              $18,641
03/96      20.79         $17,325          $1,832              $19,157
04/96      21.60         $18,000          $1,904              $19,904
05/96      22.43         $18,692          $1,976              $20,668
06/96      21.94         $18,283          $1,934              $20,217
07/96      20.94         $17,450          $1,845              $19,295
08/96      21.75         $18,125          $1,917              $20,042
09/96      22.37         $18,642          $1,971              $20,613
10/96      20.51         $17,092          $3,885              $20,977
11/96      21.39         $17,825          $4,053              $21,878
12/96      20.15         $16,792          $4,475              $21,267
01/97      20.70         $17,250          $4,597              $21,847
02/97      20.50         $17,083          $4,553              $21,636
03/97      19.94         $16,617          $4,428              $21,045
04/97      20.77         $17,308          $4,613              $21,921
05/97      22.46         $18,717          $4,987              $23,704
06/97      23.07         $19,225          $5,123              $24,348
07/97      25.50         $21,250          $5,663              $26,913
08/97      25.19         $20,992          $5,594              $26,586
09/97      26.55         $22,125          $5,896              $28,021
10/97      25.34         $21,117          $5,627              $26,744
11/97      25.38         $21,150          $5,636              $26,786
12/97      21.89         $18,242          $8,163              $26,405
01/98      21.41         $17,842          $7,984              $25,826
02/98      23.29         $19,408          $8,686              $28,094
03/98      24.30         $20,250          $9,062              $29,312
04/98      24.67         $20,558          $9,200              $29,758
05/98      23.88         $19,900          $8,905              $28,805
06/98      23.68         $19,733          $8,831              $28,564


Prepared by the Performance Measurements and Analytics Department.


                     INDEX HYPOTHETICAL GROWTH FOR 10,000


                                                    LIPPER
            S&P 500                             GROWTH FUND AVG
              AVE                                     AVE
           9/93-6/98                               9/93-6/98
DATE        RETURN        VALUE         DATE        RETURN        VALUE
Sep-93                  $10,000        Sep-93                   $10,000
Oct-93                 10206.72        Oct-93                  10139.48
Nov-93                 10109.44        Nov-93                   9956.75
Dec-93                 10231.66        Dec-93                  10237.16
Jan-94                 10579.18        Jan-94                  10565.58
Feb-94                 10292.19        Feb-94                  10394.38
Mar-94                  9844.34        Mar-94                   9909.28
Apr-94                  9970.46        Apr-94                   9947.79
May-94                 10133.45        May-94               10000.00.26
Jun-94                  9885.47        Jun-94                   9664.45
Jul-94                 10209.85        Jul-94                   9919.79
Aug-94                 10627.48        Aug-94                  10385.43
Sep-94                 10367.81        Sep-94                  10182.45
Oct-94                 10600.40        Oct-94                  10348.05
Nov-94                 10214.83        Nov-94                   9964.20
Dec-94                 10366.06        Dec-94                  10055.16
Jan-95                 10634.70        Jan-95                  10134.64
Feb-95                 11048.74        Feb-95                  10524.56
Mar-95                 11374.25        Mar-95                  10822.02
Apr-95                 11708.93        Apr-95                  11060.43
May-95                 12176.21        May-95                  11402.74
Jun-95                 12458.54        Jun-95                  11882.38
Jul-95                 12871.51        Jul-95                  12441.50
Aug-95                 12903.64        Aug-95                  12530.64
Sep-95                 13447.89        Sep-95                  12904.88
Oct-95                 13399.84        Oct-95                  12728.24
Nov-95                 13987.41        Nov-95                  13178.71
Dec-95                 14255.84        Dec-95                  13226.92
Jan-96                 14744.51        Jan-96                  13532.71
Feb-96                 14878.65        Feb-96                  13836.01
Mar-96                 15021.90        Mar-96                  13947.67
Apr-96                 15243.17        Apr-96                  14369.72
May-96                 15635.61        May-96                  14731.76
Jun-96                 15695.22        Jun-96                  14543.58
Jul-96                 15002.19        Jul-96                  13705.31
Aug-96                 15319.11        Aug-96                  14164.02
Sep-96                 16?80.54        Sep-96                  14969.74
Oct-96                 16626.63        Oct-96                  15114.93
Nov-96                 17882.30        Nov-96                  16056.31
Dec-96                 17528.07        Dec-96                  15812.43
Jan-97                 18622.55        Jan-97                  16646.56
Feb-97                 18768.75        Feb-97                  16458.67
Mar-97                 17999.01        Mar-97                  15724.09
Apr-97                 19072.57        Apr-97                  16352.02
May-97                 20238.62        May-97                  17512.28
Jun-97                 21138.35        Jun-97                  18194.01
Jul-97                 22819.67        Jul-97                  19713.52
Aug-97                 21542.42        Aug-97                  19034.61
Sep-97                 22721.56        Sep-97                  20092.58
Oct-97                 21963.58        Oct-97                  19329.96
Nov-97                 22979.49        Nov-97                  19690.85
Dec-97                 23373.85        Dec-97                  19910.20
Jan-98                 23632.12        Jan-98                  20037.14
Feb-98                 25335.58        Feb-98                  21552.17
Mar-98                 25531.94        Mar-98                  22495.28
Apr-98                 26904.65        Apr-98                  22735.06
May-98                 26442.84        May-98                  22095.25
Jun-98                 27516.15        Jun-98                  22938.93

Growth of a $10,000 Investment

                   Montgomery        S&P 500          Lipper Growth
        Date       Growth Fund        Index/1/        Funds Average/2/

        9/93        $10,000          $10,000              $10,000
        6/98        $28,564          $27,516              $22,939

/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

/2/ The Lipper Growth Funds Average universe consists of 367 funds.

--------------------
The Montgomery Funds
--------------------
   Growth Fund
--------------------
Portfolio Highlights

================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

Nordstrom, Inc. ..........................................................3.9%
Golden West Financial Corporation ........................................3.5%
Avid Technology Inc. .....................................................3.4%
Synder Communications ....................................................2.9%
Donnelley (R.R.) & Sons Company ..........................................2.6%
Comverse Technology ......................................................2.6%
Canadian National Railway Company ........................................2.5%
Ericsson (L.M.) Telephone Company,
Class B, ADR .............................................................2.5%
Boise Cascade Corporation ................................................2.3%
International Paper Company ..............................................2.3%

================================================================================
                              TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

Telecommunications Equipment .............................................8.1%
Retail Trade .............................................................6.1%
Paper/Forest Products/Packaging ..........................................6.7%
Software Systems .........................................................6.4%
Banks/Savings and Loans ..................................................6.3%

not. We expect that investors will return to sectors of the market that demonstrate earnings growth at reasonable prices, and our portfolio will benefit.

Q: Can you discuss a portfolio company that is an example of your investment process?

A: Dow Chemical is a good example of a stock that has not participated in this year's market growth. Dow is a $20 billion global company that has made meaningful changes in its business to improve shareholder returns. Dow has divested businesses that don't fit its core focus and is successfully repositioning itself to provide stronger, more consistent results across economic cycles. In the previous cycle, following the 1989 peak, commodity prices dropped 6% and Dow's earnings declined by 63%. In this cycle, since the 1995 peak, commodity prices have dropped 11% and Dow's earnings are down only modestly. To date, Dow's progress is unrecognized by the market. Dow's stock has a 6% annualized return over the past four years, compared with 28% for the S&P
500. The company continues to improve its business mix, make strategic acquisitions and divestitures, and buy back shares. Dow's senior management have most of their net worth invested in Dow stock, which provides them with meaningful motivation to improve shareholder returns.

Q: For newer shareholders, would you briefly discuss your investment process?

A: We use proprietary, quantitative screening techniques to help identify long-term, positive fundamental change in a company's business and its expected earnings. We then conduct fundamental analysis to determine the validity and sustainability of the change. Finally, we apply our valuation criteria to determine the future potential for the share price. Our goal is to build portfolios of companies that have sustainable growth prospects and are attractively valued.



The accompanying notes are an integral part of these financial statements.

                                                          ---------------------
                                                          The Montgomery Funds
                                                          ---------------------
                                                              Growth Fund
                                                          ---------------------
                                                              Investments


PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS -- 88.5%
    Shares                                                        Value (Note 1)
Apparel and Textiles -- 0.9%
    240,000      VF Corporation ...............................      $12,360,000

Auto/Auto Parts -- 1.4%
    300,000      General Motors Corporation ...................       20,043,750

Banks/Savings and Loans -- 6.3%
    190,000      BankAmerica Corporation ......................       16,423,125
    150,000      Citicorp .....................................       22,387,500
    450,000      Golden West Financial Corporation ............       47,840,625
                                                                      ----------
                                                                      86,651,250
Building Materials -- 1.6%
    375,000      Masco Corporation ............................       22,687,500

Business Services -- 5.7%
    250,000      Computer Sciences Corporation ................       16,000,000
    600,000      Electronic Data Systems Corporation ..........       24,000,000
    900,000      Snyder Communications Inc. ...................       39,600,000
                                                                      ----------
                                                                      79,600,000
Chemicals -- 4.3%
    270,000      Dow Chemical Company .........................       26,105,625
    225,000      Eastman Chemical Company .....................       14,006,250
    550,000      Nalco Chemical Company .......................       19,318,750
                                                                      ----------
                                                                      59,430,625
Computers and Office Equipment -- 1.6%
    900,000      Data General Corporation .....................       13,443,750
    700,000      Sequent Computer Systems .....................        8,553,125
                                                                      ----------
                                                                      21,996,875
Conglomerates -- 2.1%
    500,000      Canadian Pacific, Ltd ........................       14,187,500
    225,000      Tyco International Ltd .......................       14,175,000
                                                                      ----------
                                                                      28,362,500
Consumer Services -- 1.0%
    650,000      Cendant Corporation ..........................       13,568,750

Diversified Energy -- 0.8%
    215,000      Enron Corporation ............................       11,623,438

Diversified Financial Services -- 1.8%
    471,600      FirstPlus Financial Group(**) ................       17,802,900
    250,000      Heller Financial Inc.+ .......................        7,500,000
                                                                      ----------
                                                                      25,302,900
Electrical Equipment -- 1.2%
    100,000      Matsushita Electric Industrial
                 Company, Ltd., ADR ...........................       16,075,000

Electronics -- 1.1%
    525,000      Raychem Corporation ..........................       15,520,313

Food and Beverage -- 3.5%
    540,000      Dole Food Company, Inc .......................       26,831,250
  1,250,000      Fleming Companies, Inc .......................       21,953,125
                                                                      ----------
                                                                      48,784,375
Freight and Courier -- 1.5%
    330,000      FDX Corporation ..............................       20,707,496

Health Care -- 1.4%
    700,000      First Health Group Corporation+ ..............       20,037,500

Home Appliance -- 1.2%
    250,000      Whirlpool Corporation ........................       17,187,500

Household Products -- 1.0%
    175,000      Unilever N.V., ADR ...........................       13,814,063

Insurance -- 1.1%
    170,000      Loews Corporation ............................       14,811,250

Media and Entertainment -- 1.1%
    170,000      Time Warner, Inc .............................       14,524,375

Medical Products -- 1.0%
    271,300      Bausch & Lomb Inc ............................       13,598,913

Metals and Mining -- 1.4%
    300,000      Aluminum Company of America (Alcoa) ..........       19,781,250

Newspapers/Publishing -- 3.7%
    800,000      Donnelley (R.R.) & Sons Company ..............       36,600,000
    400,000      World Color Press Inc ........................       14,000,000
                                                                      ----------
                                                                      50,600,000
Oil and Gas -- 4.0%
    530,600      Amerada Hess Corporation .....................       28,818,213
  1,500,000      Union Pacific Resources Group, Inc ...........       26,343,750
                                                                      ----------
                                                                      55,161,963
Oilfield Equipment -- 1.5%
    300,000      Schlumberger Ltd .............................       20,493,750

Paper/Forest Products/Packaging -- 6.7%
    975,000      Boise Cascade Corporation ....................       31,931,250
    275,000      Champion International Corporation ...........       13,526,563
    420,000      Chesapeake Corporation .......................       16,353,750
    725,000      International Paper Company ..................       31,175,000
                                                                      ----------
                                                                      92,986,563
Railroad -- 3.9%
    650,000      Canadian National Railway Company ............       34,531,250
    450,000      Union Pacific Corporation ....................       19,856,250
                                                                      ----------
                                                                      54,387,500

                                                                               7
  The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
     Growth Fund
--------------------
     Investments



COMMON STOCKS -- continued
    Shares                                              Value (Note 1)
Real Estate Investment Trust -- 2.6%
    500,000   Meditrust Companies**.....................$   13,937,500
    900,000   Patriot American Hospitality, Inc. .......    21,543,750
                                                            ----------
                                                            35,481,250
Retail Trade -- 6.1%
    300,000   Dayton/Hudson Corporation. ...............    14,550,000
    690,000   Nordstrom, Inc. ..........................    53,280,938
    700,000   TJX Companies, Inc. ......................    16,887,500
                                                            ----------
                                                            84,718,438
Semiconductors -- 0.8%
    200,000   Texas Instruments, Inc. ..................    11,662,500

Software Systems -- 6.4%
  1,400,000   Avid Technology Inc. .....................    46,943,750
  1,222,100   Structural Dynamics Research Corporation..    28,146,490
  1,850,000   Sybase, Inc. .............................    12,892,188
                                                            ----------
                                                            87,982,428
Steel -- 1.0%
    260,000   Carpenter Technology Corporation..........    13,065,000

Telecommunications Equipment -- 8.1%
    970,000   Aspect Telecommunications Corporation**...    26,614,375
    700,000   Comverse Technology**.....................    36,334,374
  1,200,000   Ericsson (L.M.) Telephone Company,
              Class B, ADR .............................    34,425,000
    285,000   Motorola, Inc. ...........................    14,980,313
                                                            ----------
                                                           112,354,062
Truck/Truck Parts -- 0.7%
    176,900   PACCAR, Inc.**............................     9,226,441

TOTAL COMMON STOCKS
 (Cost $958,309,542).................................... 1,224,589,518
                                                         -------------
REPURCHASE AGREEMENTS -- 11.4%

Principal Amount
$18,250,000  Agreement with Bear Stearns, Tri-Party,
             6.35% dated 06/30/98, to be repurchased at
             $18,253,219 on 07/01/98, collateralized by
             $18,615,000 market value of U.S. government
             securities, having various maturities and
             various interest rates.....................    18,250,000

 80,516,500  Agreement with Paine Webber Group,
             Tri-Party, 6.10% dated 06/30/98, to be
             repurchased at $80,530,143 on 07/01/98,
             collateralized by $82,126,830 market value
             of U.S. government securities, having various
             maturities and various interest rates......    80,516,500

 33,888,000  Agreement with Greenwich Capital Markets,
             Tri-Party, 6.30% dated 06/30/98, to be
             repurchased at $33,893,930 on 07/01/98,
             collateralized by $34,565,760 market value
             of U.S. government securities, having various
             maturities and various interest rates......$   33,888,000

 25,157,500  Agreement with UBS, Tri-Party, 6.30%
             dated 06/30/98, to be repurchased at
             $25,161,903 on 07/01/98, collateralized
             by $25,660,650 market value of U.S.
             government securities, having various
             maturities and various interest rates......    25,157,500
                                                            ----------
TOTAL REPURCHASE AGREEMENTS
 (Cost $157,812,000)....................................   157,812,000
                                                           -----------
TOTAL INVESTMENTS -- 99.9%
(Cost $1,116,121,542*).................................. 1,382,401,518

OTHER ASSETS AND LIABILITIES -- 0.1%
(Net)...................................................       670,224
                                                               -------
NET ASSETS -- 100.0%....................................$1,383,071,742
                                                         =============


*   Aggregate cost for federal tax purposes was $1,131,859,406.
**  Securities on loan at June 30, 1998, which have an aggregate market value of $24,414,288, represent 1.8% of the total net assets of the Fund (see note 4 to Financial Statements).
+   Non-income producing security.

Abbreviation:
ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                 Small Cap
                                                             Opportunities Fund
                                                            --------------------
                                                            Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform during the year ended June 30, 1998?

A: The Montgomery Small Cap Opportunities Fund was up 11.86% for the 12-month period; the Russell 2000 Index returned 16.51%, and the Russell 2000 Growth Index returned 13.19%.

Q: Describe the investment environment for small-cap stocks over the past year.

A: The past 12 months have been frustrating for U.S. small-cap investors, as large-cap companies represented by the Standard & Poor's 500 Index outperformed the Russell 2000 Index of small-cap stocks. This trend continued through the second quarter of 1998, as Asia's economic crisis took its toll on the U.S. economy. Although many small-cap companies are domestically focused and are less exposed to Asia, investors generally favored large, brand-name stocks. The market awarded high valuations to large-cap companies relative to their growth potential, while ignoring smaller companies with higher earnings-growth potential. In the Small Cap Opportunities Fund, our positions in energy services and technology hurt our relative performance against small-cap benchmarks.

Q: What strategies did you use to manage the Fund?

A: Our basic investment strategy has not changed. We manage the Fund using a bottom-up selection process that emphasizes companies with improving business fundamentals that we believe are not reflected in their stock prices. Our sell discipline involves exposing portfolio holdings to the same criteria that made them attractive investments. Sales are made on the basis of excessive valuation or a deterioration in fundamentals.

Q: Can you give some examples of purchases or sales?

A: One example of a company whose stock was sold due to deteriorating business fundamentals was St. John Knits. The company produces a very popular line of high-end women's apparel. St. John introduced a lower-priced (bridge) line of clothing to complement its growth rate without hurting sales of the higher-priced line. Our research indicated that the new line seemed to appeal most to existing customers of St. John Knits, which was not the intended effect. We felt that Wall Street expectations did not reflect this, and we sold out of our position as a result.

On the positive side, our strategy has identified several small-cap companies with improving fundamentals that we believe are not reflected in their valuations, such as TJ International, Inc. TJ International manufactures engineered wood products designed to replace traditional lumber in residential construction. Manufactured wood products offer many benefits over traditional lumber, including less waste, better performance and easier handling. The company's products are made using scrap lumber and have become increasingly popular with contractors.

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Roger Honoour...........................................Senior Portfolio Manager
Kathryn Peters.................................................Portfolio Manager
Andrew Pratt, CFA..............................................Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------

                         Average annual total returns
                         for the period ended 6/30/98

--------------------------------------------------------------------------------
                                  Montgomery
                         Small Cap Opportunities Fund

Since inception (12/29/95)..............................................  21.68%
One year................................................................  11.86%

--------------------------------------------------------------------------------
                              Russell 2000 Index

Since 12/29/95..........................................................  17.47%
One year................................................................  16.51%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                         Growth of a 10,000 Investment

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY SMALL CAP OPP(R)
Initial Investment:  $10,000         Period 12/29/95 - 06/98
This is a no load fund.

                                Growth of           Value of               Growth of
                                Initial             Reinvested             Investment with
Date               NAV          Investment          Distributions          Distributions Reinvested
12/29/95          12.00           $10,000                $0                      $10,000
12/95             12.00           $10,000                $0                      $10,000
01/96             13.19           $10,992                $0                      $10,992
02/96             14.03           $11,692                $0                      $11,692
03/96             14.75           $12,292                $0                      $12,292
04/96             15.72           $13,100                $0                      $13,100
05/96             16.47           $13,725                $0                      $13,725
06/96             15.80           $13,167                $0                      $13,167
07/96             14.35           $11,958                $0                      $11,958
08/96             15.30           $12,750                $0                      $12,750
09/96             16.41           $13,675                $0                      $13,675
10/96             15.13           $12,608                $0                      $12,608
11/96             15.41           $12,842                $0                      $12,842
12/96             16.47           $13,725                $3                      $13,728
01/97             16.94           $14,117                $3                      $14,120
02/97             16.08           $13,400                $3                      $13,403
03/97             14.77           $12,308                $3                      $12,311
04/97             14.56           $12,133                $3                      $12,136
05/97             16.56           $13,800                $3                      $13,803
06/97             17.53           $14,608                $4                      $14,612
07/97             18.43           $15,358                $4                      $15,362
08/97             18.56           $15,467                $3                      $15,470
09/97             28.27           $16,892                $3                      $16,895
10/97             19.34           $16,117                $3                      $16,120
11/97             19.00           $15,833                $4                      $15,837
12/97             18.74           $15,617              $370                      $15,987
01/98             18.23           $15,192              $360                      $15,552
02/98             19.77           $16,475              $390                      $16,865
03/98             20.31           $16,925              $401                      $17,326
04/98             19.93           $16,608              $394                      $17,002
05/98             18.75           $15,625              $370                      $15,995
06/98             19.16           $15,967              $378                      $16,345

Prepared by The Performance Measurements and Analytics Department.

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

            RUSSELL 2000
                AVE
             12/95-6/98
DATE         RETURN       VALUE
Dec-95                     $10,000
Jan-96                    9989.25
Mar-96                   10300.62
Apr-96                   10510.29
May-96                   11072.29
Jun-96                   11508.66
Jul-96                   11036.08
Jul-96                   10072.19
Aug-96                   10656.98
Sep-96                   11073.46
Oct-96                   10902.81
Nov-96                   11352.05
Dec-96                   11649.58
Jan-97                   11882.34
Feb-97                   11594.23
Mar-97                   11047.15
Apr-97                   11078.08
May-97                   12310.51
Jun-97                   12838.08
Jul-97                   13435.46
Aug-97                   13742.88
Sep-97                   14748.77
Oct-97                   14100.87
Nov-97                   14009.67
Dec-97                   14254.88
Jan-98                   14029.65
Feb-98                   15067.04
Mar-98                   15688.45
Apr-98                   15775.25
May-98                   14925.64
Jun-98                   14957.04

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

            LIPPER
         SM CO GROWTH
             AVE
          12/95-6/98
DATE         RETURN       VALUE
Dec-95                     $10,000
Jan-96                    9965.25
Mar-96                   10380.34
Apr-96                   10662.72
May-96                   11476.38
Jun-96                   11960.57
Jul-96                   11488.21
Jul-96                   10502.52
Aug-96                   11133.73
Sep-96                   11702.02
Oct-96                   11483.78
Nov-96                   11829.97
Dec-96                   12002.06
Jan-97                   12301.94
Feb-97                   11797.02
Mar-97                   11212.33
Apr-97                   11136.45
May-97                   12442.62
Jun-97                   13094.21
Jul-97                   13928.51
Aug-97                   14176.20
Sep-97                   15241.12
Oct-97                   14574.97
Nov-97                   14351.48
Dec-97                   14447.33
Jan-98                   14198.51
Feb-98                   15301.00
Mar-98                   16019.45
Apr-98                   16148.47
May-98                   15227.94
Jun-98                   15341.96

           Montgomery Small Cap                             Lipper Small Cap
Date       Opportunities Fund      Russell 2000 Index/1/    Funds Average/2/
----       --------------------    ---------------------    ----------------
12/95            $10,000                   $10,000               $10,000
6/98              16,345                    15,342                14,957



/1/ The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

/2/ The Lipper Small Cap Funds Average universe consists of 365 funds.

--------------------
The Montgomery Funds
--------------------
     Small Cap
Opportunities Fund
--------------------
    Investments


================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Axciom Corporation ......................................................   3.0%
Cooper Companies, Inc ...................................................   3.0%
Waters Corporation ......................................................   2.4%
Boole and Babbage, Inc ..................................................   2.4%
SBS Technologies, Inc ...................................................   2.3%
Structural Dynamics Research
Corporation .............................................................   2.3%
Orthodontics Centers of America, Inc. ...................................   2.3%
PMT Services, Inc. ......................................................   2.3%
The Men's Warehouse .....................................................   2.3%
Catalina Marketing Corporation ..........................................   2.3%

================================================================================
                              TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Software Systems ........................................................  13.1%
Business Services .......................................................  13.1%
Retail Trade ............................................................   9.1%
Medical Products ........................................................   8.6%
Diversified Financial Services ..........................................   5.4%


Q: What's your outlook for small-cap stocks and for the Small Cap
Opportunities Fund?

A: Our outlook for the small-cap sector remains positive. When we look for indi-vidual stocks for our portfolio, we look for undervalued growth. The small-cap market now offers a very fertile hunting ground for what we consider to be inexpensive growth stocks. The holdings in the Small Cap Opportunities Fund currently trade at a price-to-earnings ratio based on expected forward earnings that is similar to that of the Russell 2000, whereas expected earnings growth from our holdings is greater than that of the Russell 2000. We are hopeful that this relationship will be ultimately recognized by investors, as many mispriced situations have been.

Stock picking is the most important driver in our performance. We have had some disappointments in the past 12 months, mostly in areas that were directly impacted by the Asian crisis. It is important to remember that we are taking a long-term view when making our investments and are riding through some rough periods in the name of this philosophy. The one thing we won't do right now is change the way we do things. That means sticking with the investment process and the long-term view. We are confident that we will be rewarded for doing so.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 100.5%

    Shares                                                        Value (Note 1)

Apparel and Textiles - 2.6%
   125,000       Interface Inc ...............................$        2,523,437
    72,000       Jones Apparel Group, Inc.+ ...................        2,632,500
                                                                       ---------
                                                                       5,155,937
                 Banks - 1.6%
   102,550       Commercial Federal Corporation ...............        3,243,143

                 Broadcasting/Advertising - 4.9%
    88,000       Catalina Marketing Corporation+ ..............        4,570,500
   120,000       HA-LO Industries+ ............................        3,735,000
    45,000       TMP Worldwide, Inc ...........................        1,567,968
                                                                       ---------
                                                                       9,873,468
                 Building Materials - 1.0%
    66,000       TJ International, Inc ........................        1,984,125

                 Business Services - 13.1%
    97,050       Analysts International Corporation ...........        2,759,859
    85,800       Applied Graphics Technologies, Inc.+ .........        3,922,669
   245,000       Axciom Corporation+ ..........................        6,132,656
   188,000       Caribiner International Inc.+ ................        3,290,000
   118,000       Computer Task Group, Inc .....................       $3,953,000
    58,400       Fair Isaac & Company, Inc ....................        2,219,200
   130,100       Interim Services, Inc.+ ......................        4,179,463
                                                                       ---------
                                                                      26,456,847
                 Chemicals - 1.6%
   123,800       Ferro Corporation ............................        3,133,688

                 Consumer Services - 3.1%
    94,200       Budget Group, Inc.+ ..........................        3,008,513
   100,000       Education Management Corporation+ ............        3,300,000
                                                                       ---------
                                                                       6,308,513
                 Containers and Packaging - 1.3%
   117,400       Ivex Packaging Corporation+ ..................        2,729,550

                 Diversified Financial Services - 5.4%
   192,400       BA Merchant Services, Inc.+ ..................        3,884,075
    99,000       Imperial Credit Industries ...................        2,301,750
   182,000       PMT Services, Inc.**+ ........................        4,629,625
                                                                       ---------
                                                                      10,815,450


The accompanying notes are an integral part of these financial statements.

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                                Small Cap
                                                            Opportunities Fund
                                                          ----------------------
                                                                Investments


COMMON STOCKS - continued
    Shares                                                Value (Note 1)
Electronics - 2.3%
      153,500    SBS Technologies, Inc.+ .....................    $   4,595,406

                 Environmental Services - 1.2%
      100,000    Tetra Tech, Inc.+ ...........................        2,450,000

                 Food and Beverage - 1.5%
       48,900    Whole Foods Market, Inc.+ ...................        2,961,506

                 Health Care - 5.0%
      226,000    Orthodontic Centers of America, Inc.+ .......        4,731,875
      180,000    Pharmerica, Inc.+ ...........................        2,171,250
      129,000    Sierra Health Services+ .....................        3,249,188
                                                                      ---------
                                                                     10,152,313
Heavy Construction - 2.0%
      130,000    Kaufman & Broad Home Corporation ............        4,127,500

Insurance - 1.4%
       71,500    Berkley (W.R.) Corporation ..................        2,866,703

Lodging - 2.0%
      226,000    Prime Hospitality Corporation+ ..............        3,940,875

Medical Products - 8.6%
      166,400    Cooper Companies, Inc.+ .....................        6,063,200
      132,600    ESC Medical Systems, Ltd.+ ..................        4,487,681
       55,800    Sola International, Inc.+ ...................        1,823,963
       82,800    Waters Corporation+ .........................        4,880,025
                                                                      ---------
                                                                     17,254,869
Newspapers/Publishing - 3.4%
      115,000    Big Flower Holdings, Inc.**+ ................        3,450,000
      100,000    World Color Press Inc.+ .....................        3,500,000
                                                                      ---------
                                                                      6,950,000
Oilfield Equipment and Services - 1.9%
       55,500    Cliffs Drilling Company+ ....................        1,821,094
      125,200    Marine Drilling Companies, Inc.+ ............        1,999,288
                                                                      ---------
                                                                      3,820,382
Pharmacy/Drugs - 3.0%
       77,500    Jones Pharma, Inc. ..........................        2,564,766
      149,000    Roberts Pharmaceutical Corporation+ .........        3,427,000
                                                                      ---------
                                                                      5,991,766
Retail Trade - 9.1%
       90,000    Borders Group Inc.+ .........................        3,330,000
      105,000    Coldwater Creek Inc.+ .......................        2,874,375
      148,000    Eagle Hardware & Garden, Inc.**+ ............        3,427,125
      139,500    The Men's Wearhouse Inc.+ ...................        4,607,858
      104,000    Proffitt's, Inc.+ ...........................        4,199,000
                                                                      ---------
                                                                     18,438,358
Semiconductors - 0.9%
      163,000    Actel Corporation+ ..........................        1,762,438

Software Systems - 13.1%
       58,500    Aspen Technology, Inc.+ .....................    $   2,965,219
      204,450    Boole and Babbage, Inc.+ ....................        4,894,022
      113,000    Henry (Jack) & Associates** .................        3,891,438
       93,100    Kronos, Inc.+ ...............................        3,418,516
       64,650    National Instruments Corporation+ ...........        2,313,258
      201,900    Structural Dynamics Research
                 Corporation+ ................................        4,650,009
       45,000    Symantec Corporation+ .......................        1,172,813
       70,200    Synopsis, Inc.+ .............................        3,213,844
                                                                      ---------
                                                                     26,519,119
Steel - 2.1%
       83,000    Carpenter Technology Corporation ............        4,170,750

Telecommunications Equipment - 4.7%
       80,000    Comverse Technology Inc.+ ...................        4,152,500
       65,000    Dialogic Corporation+ .......................        1,925,625
       85,100    MRV Communications Inc.**+ ..................        1,773,803
      103,000    Natural Microsystems**+ .....................        1,657,656
                                                                      ---------
                                                                      9,509,584
Toys - 2.0%
      123,700    Action Performance Companies, Inc.**+ .......        3,985,459

Trucking - 1.7%
      107,000    U.S. Freightways Corporation ................        3,514,280

TOTAL COMMON STOCKS
(Cost $159,912,393) ..........................................      202,712,029
                                                                    -----------
TOTAL INVESTMENTS - 100.5%
(Cost $159,912,393*) .........................................      202,712,029

OTHER ASSETS AND LIABILITIES - (0.5%)
(Net) ........................................................         (964,302)
                                                                    -----------
NET ASSETS - 100.0% $ ........................................      201,747,727
                                                                    ===========

*  Aggregate cost for federal tax purposes was $160,623,415.

** Securities on loan at June 30, 1998, which have an aggregate market value of $20,309,976, represent 10.07% of the total net assets of the Fund (see note 4 to Financial Statements).

+  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

---------------------
 The Montgomery Funds
---------------------
    Small Cap Fund
---------------------
 Portfolio Highlights


================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Stuart Roberts ........................................ Senior Portfolio Manager
Brad Kidwell ................................................. Portfolio Manager
Cam Philpott, CFA ............................................ Portfolio Manager


================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/98

--------------------------------------------------------------------------------
                            Montgomery Small Cap Fund
Since inception (7/13/90) .............................................   20.82%
One year ..............................................................   23.23%
Five years ............................................................   16.73%

--------------------------------------------------------------------------------
                               Russell 2000 Index
Since 6/30/90 .........................................................   15.07%
One year ..............................................................   16.51%
Five years ............................................................   16.05%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                         Growth of a $10,000 investment


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS                 PAGE 1
                                                                       07/10/98



MONTGOMERY SMALL CAP(R)
Initial Investment:      $10,000        Period: 07/13/90 - 06/98
This is a no Load fund.


                     Growth of      Value of            Growth of
                     Initial        Reinvested          Investment with
Date       NAV       Investment     Distributions       Distributions Reinvested
07/13/90   10.62        $10,000         $    0              $10,000
07/90      10.13        $ 9,539         $    0              $ 9,539
08/90       9.10        $ 8,569         $    0              $ 8,569
09/90       8.34        $ 7,853         $    0              $ 7,853
10/90       8.02        $ 7,552         $    0              $ 7,552
11/90       8.66        $ 8,154         $    0              $ 8,154
12/90       9.35        $ 8,804         $   16              $ 8,820
01/91      10.66        $10,038         $   17              $10,055
02/91      12.00        $11,299         $   20              $11,319
03/91      13.05        $12,288         $   22              $12,310
04/91      12.81        $12,062         $   21              $12,083
05/91      13.76        $12,957         $   22              $12,979
06/91      13.24        $12,467         $   22              $12,489
07/91      11.82        $11,130         $2,634              $13,764
08/91      12.81        $12,062         $2,855              $14,917
09/91      13.20        $12,429         $2,942              $15,371
10/91      14.07        $13,249         $3,135              $16,384
11/91      13.15        $12,382         $2,931              $15,313
12/91      14.18        $13,352         $4,177              $17,529
01/92      14.89        $14,021         $4,386              $18,407
02/92      14.86        $13,992         $4,378              $18,370
03/92      14.19        $13,362         $4,179              $17,541
04/92      13.43        $12,646         $3,956              $16,602
05/92      13.41        $12,627         $3,950              $16,577
06/92      12.90        $12,147         $3,800              $15,947
07/92      13.25        $12,476         $3,903              $16,379
08/92      12.74        $11,996         $3,753              $15,749
09/92      13.13        $12,363         $3,868              $16,231
10/92      13.58        $12,787         $4,000              $16,787
11/92      15.16        $14,275         $4,465              $18,740
12/92      15.54        $14,633         $4,577              $19,210
01/93      15.77        $14,849         $4,646              $19,495
02/93      15.01        $14,134         $4,421              $18,555
03/93      15.69        $14,774         $4,622              $19,396
04/93      15.27        $14,379         $4,497              $18,876
05/93      16.44        $15,480        $ 4,843              $20,323
06/93      16.83        $15,847        $ 4,958              $20,805
07/93      16.94        $15,951        $ 4,990              $20,941
08/93      17.67        $16,638        $ 5,755              $22,393
09/93      18.49        $17,411        $ 6,021              $23,432
10/93      19.23        $18,107        $ 6,262              $24,369
11/93      16.74        $15,763        $ 6,861              $22,624
12/93      17.67        $16,638        $ 7,243              $23,881
01/94      18.24        $17,175        $ 7,476              $24,651
02/94      17.99        $16,940        $ 7,373              $24,313
03/94      16.87        $15,885        $ 6,915              $22,800
04/94      16.87        $15,885        $ 6,915              $22,800
05/94      16.02        $15,085        $ 6,566              $21,651
06/94      15.15        $14,266        $ 6,209              $20,475
07/94      15.61        $14,699        $ 6,398              $21,097
08/94      17.02        $16,026        $ 6,976              $23,002
09/94      16.81        $15,829        $ 6,889              $22,718
10/94      16.64        $15,669        $ 6,820              $22,489
11/94      14.94        $14,068        $ 7,407              $21,475
12/94      14.96        $14,087        $ 7,416              $21,503
01/95      14.94        $14,068        $ 7,407              $21,475
02/95      15.47        $14,567        $ 7,669              $22,236
03/95      15.87        $14,944        $ 7,867              $22,811
04/95      15.84        $14,915        $ 7,853              $22,768
05/95      16.15        $15,207        $ 8,007              $23,214
06/95      17.11        $16,111        $ 8,483              $24,594
07/95      18.16        $17,100        $ 9,003              $26,103
08/95      19.00        $17,891        $ 9,419              $27,310
09/95      19.36        $18,230        $ 9,598              $27,828
10/95      18.37        $17,298        $ 9,107              $26,405
11/95      17.16        $16,158        $11,118              $27,276
12/95      18.28        $17,213        $11,843              $29,056
01/96      18.25        $17,185        $11,823              $29,008
02/96      18.96        $17,853        $12,284              $30,137
03/96      19.83        $18,672        $12,847              $31,519
04/96      21.05        $19,821        $13,638              $33,459
05/96      22.26        $20,960        $14,422              $35,382
06/96      21.55        $20,292        $13,961              $34,253
07/96      20.03        $18,861        $12,976              $31,837
08/96      20.79        $19,576        $13,469              $33,045
09/96      21.89        $20,612        $14,182              $34,794
10/96      19.07        $17,957        $16,079              $34,036
11/96      19.57        $18,427        $16,502              $34,929
12/96      18.40        $17,326        $17,161              $34,487
01/97      18.75        $17,655        $17,488              $35,143
12/97      17.68        $16,648        $16,490              $33,138
03/97      16.25        $15,301        $15,156              $30,457
04/97      15.85        $14,925        $14,783              $29,708
05/97      18.31        $17,241        $17,077              $34,318
06/97      19.52        $18,380        $18,206              $36,586
07/97      20.61        $19,407        $19,222              $38,629
08/97      20.74        $19,529        $19,344              $38,873
09/97      22.89        $21,554        $21,349              $42,903
10/97      22.21        $20,913        $20,715              $41,628
11/97      22.06        $20,772        $20,575              $41,347
12/97      19.64        $18,493        $24,223              $42,716
01/98      18.74        $17,646        $23,113              $40,759
02/98      20.78        $19,567        $25,628              $45,195
03/98      21.95        $20,669        $27,071              $47,740
04/98      21.69        $20,424        $26,751              $47,175
05/98      20.16        $18,983        $24,864              $43,847
06/98      20.73        $19,520        $25,567              $45,087

Prepared by The Performance Measurements and Analytics Department.


                     INDEX HYPOTHETICAL GROWTH FOR 10,000


                                                        LIPPER
             RUSSELL 2000                              SM CO GROWTH
                AVE                                        AVE
             6/90-6/98                                 6/90-6/98
DATE           RETURN         VALUE          DATE        RETURN         VALUE
Jun-90                        $ 10,000       Jun-90                  $ 10,000
Jul-90                         9560.16       Jul-90                   9635.39
Aug-90                         8286.94       Aug-90                   8423.14
Sep-90                         7553.63       Sep-90                   7713.44
Oct-90                         7092.50       Oct-90                   7411.90
Nov-90                         7633.30       Nov-90                   7995.09
Dec-90                         7936.17       Dec-90                   8425.87
Jan-91                         8653.87       Jan-91                   9160.19
Feb-91                         9618.90       Feb-91                   9957.45
Mar-91                        10295.96       Mar-91                  10587.44
Apr-91                        10270.06       Apr-91                  10511.60
May-91                        10759.58       May-91                  10996.74
Jun-91                        10132.55       Jun-91                  10405.66
Jul-91                        10488.12       Jul-91                  11011.57
Aug-91                        10876.33       Aug-91                  11482.50
Sep-91                        10961.50       Sep-91                  11543.07
Oct-91                        11251.42       Oct-91                  11924.78
Nov-91                        10731.02       Nov-91                  11434.39
Dec-91                        11590.30       Dec-91                  12751.92
Jan-92                        12529.43       Jan-92                  13381.12
Feb-92                        12894.93       Feb-92                  13630.22
Mar-92                        12458.46       Mar-92                  13059.46
Apr-92                        12021.99       Apr-92                  12478.63
May-92                        12181.85       May-92                  12472.67
Jun-92                        11605.74       Jun-92                  11909.23
Jul-92                        12009.57       Jul-92                  12317.13
Aug-92                        11670.68       Aug-92                  12056.83
Sep-92                        11939.84       Sep-92                  12330.70
Oct-92                        12319.36       Oct-92                  12849.24
Nov-92                        13262.04       Nov-92                  13890.39
Dec-92                        13724.06       Dec-92                  14361.99
Jan-93                        14188.57       Jan-93                  14674.91
Feb-93                        13860.86       Feb-93                  14120.75
Mar-93                        14310.64       Mar-93                  14618.87
Apr-93                        13917.81       Apr-93                  14159.90
May-93                        14533.66       May-93                  14952.40
Jun-93                        14624.33       Jun-93                  15069.66
Jul-93                        14826.24       Jul-93                  15174.72
Aug-93                        15466.76       Aug-93                  15944.28
Sep-93                        15903.23       Sep-93                  16493.28
Oct-93                        16312.56       Oct-93                  16750.93
Nov-93                        15775.66       Nov-93                  16165.99
Dec-93                        16315.04       Dec-93                  16856.47
Jan-94                        16826.57       Jan-94                  17294.83
Feb-94                        16765.71       Feb-94                  17290.50
Mar-94                        15880.52       Mar-94                  16352.66
Apr-94                        15974.91       Apr-94                  16373.46
May-94                        15795.53       May-94                  16077.55
Jun-94                        15259.17       Jun-94                  15497.64
Jul-94                        15509.88       Jul-94                  15756.58
Aug-94                        16374.13       Aug-94                  16721.11
Sep-94                        16319.30       Sep-94                  16840.72
Oct-94                        16254.89       Oct-94                  17097.61
Nov-94                        15598.41       Nov-94                  16484.95
Dec-94                        16017.50       Dec-94                  16832.65
Jan-95                        15815.41       Jan-95                  16664.47
Feb-95                        16473.31       Feb-95                  17350.31
Mar-95                        16757.02       Mar-95                  17823.56
Apr-95                        17129.62       Apr-95                  18053.74
May-95                        17424.15       May-95                  18340.25
Jun-95                        18328.04       Jun-95                  19473.10
Jul-95                        19383.77       Jul-95                  20943.20
Aug-95                        19784.76       Aug-95                  21295.45
Sep-95                        20138.09       Sep-95                  21882.24
Oct-95                        19327.46       Oct-95                  21236.25
Nov-95                        20045.70       Nov-95                  22011.54
Dec-95                        20574.60       Dec-95                  22270.30
Jan-96                        20552.47       Jan-96                  22061.45
Feb-96                        21193.09       Feb-96                  22973.52
Mar-96                        21624.47       Mar-96                  23466.60
Apr-96                        22780.75       Apr-96                  25291.47
May-96                        23678.55       May-96                  26304.49
Jun-96                        22706.24       Jun-96                  25255.71
Jul-96                        20723.07       Jul-96                  22946.29
Aug-96                        21926.24       Aug-96                  24357.44
Sep-96                        22783.13       Sep-96                  25675.43
Oct-96                        22432.04       Oct-96                  25061.96
Nov-96                        23356.33       Nov-96                  25778.51
Dec-96                        23968.49       Dec-96                  26091.46
Jan-97                        24447.39       Jan-97                  26800.30
Feb-97                        23854.62       Feb-97                  25616.58
Mar-97                        22729.02       Mar-97                  24243.33
Apr-97                        22792.66       Apr-97                  24089.15
May-97                        25328.34       May-97                  26895.36
Jun-97                        26413.79       Jun-97                  28240.79
Jul-97                        27642.87       Jul-97                  29964.45
Aug-97                        28275.38       Aug-97                  30415.31
Sep-97                        30344.95       Sep-97                  32689.64
Oct-97                        29011.93       Oct-97                  31241.51
Nov-97                        28824.28       Nov-97                  30841.08
Dec-97                        29328.80       Dec-97                  31102.64
Jan-98                        28865.39       Jan-98                  30621.71
Feb-98                        30999.78       Feb-98                  32966.43
Mar-98                        32278.30       Mar-98                  34469.13
Apr-98                        32456.90       Apr-98                  34711.16
May-98                        30708.87       May-98                  32817.76
Jun-98                        30773.47       Jun-98                  33275.22


          Montgomery Small          Russell             Lipper Small
Date           Cap Fund          2000 Index/1/       Cap Funds Average/2/
-------------------------------------------------------------------------
7/90           $10,000              $10,000                $10,000
6/98           $45,087              $30,773                $33,752

/1/ The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index. Fund performance presented is for Class R shares.

/2/  The Lipper Small Cap Funds Average universe consists of 77 funds.

INVESTMENT REVIEW

Q: How did the Small Cap Fund perform for the year ended June 30, 1998?

A: For the 12 months ended June 30, 1998, the Small Cap Fund was up 23.23%, out-performing its benchmark, the Russell 2000 Index, which returned 16.51%. Since January 1, 1998, however, the returns have been lower, with the Fund up by 5.55% over the six-month period. Although we still achieved a strong performance in relation to the Fund's benchmark, this return is well below that of the market as a whole and reflects investor sentiment, which has increasingly favored large-cap stocks. As the financial crisis in Asia developed in the summer of 1997, there was a "flight to quality" as investors looked for a relatively safe place to invest. U.S. large-caps stocks benefited from this trend, which was partially at the expense of small-cap growth stocks. Small-cap stocks are perceived to be more risky, more volatile and less liquid than large-cap stocks. This perception has made them less attractive in a period of economic uncertainty.

Q: In view of the recent lower returns in this sector, why do you think small-cap growth stocks are still a good investment?

A: We believe that small-cap stocks are definitely a good investment at current valuations. Market observers have pointed out that the recent underperformance of this market sector has resulted in the lowest relative valuation to large stocks in the past 15 years. Expectations for earnings growth of the S&P 500 have declined from 8% growth to 6%. The economic crisis in Asia is beginning to have an impact on U.S. growth, with a particular dampening effect on the earnings of many large-cap companies with exposure to Asian markets. In contrast, the estimated growth prospects for our portfolio of small-cap growth stocks remains steady at 25%, which is an important indication but not the sole factor in investment potential. This is partially due to the reasoning that small-cap growth companies can maintain their secular growth rates independent of the broader economy. Other signs that we are at a low point in the valuation of small stocks include the severe reduction in the initial public offering
(IPO) market and the sharp increase in the short interest in over-the-counter stocks.

Q: How has the composition of the Fund changed recently?

A: We have added several new positions to the portfolio. They are ESC Medical Systems, a global leader in the fast-growing aesthetic laser market for the removal of hair, wrinkles and vascular lesions; Nova Corp Georgia, a leading provider of credit card transaction processing services to small and medium-sized businesses; and Trans World Entertainment Corporation, a retailer of prerecorded music and videos. In line with our investment strategy to seek out companies that we think offer the potential for long-term growth and are trading at attractive valuations, all three of these companies are currently growing earnings by 25 to 30% per year and are valued at 18 times earnings or less. (Again, these are important financial indicators but do not necessarily correlate to expected investment performance.)

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                               Small Cap Fund
                                                           ---------------------
                                                            Portfolio Highlights


In terms of disposals of assets, we took profits on Amerisource Health, Legato Systems, Falcon Corp. and LCI International when the companies reached our price target. ETEC Systems, Grey Wolf, Midway Games and Remec, Inc., were all sold as a result of negative business outlook.

Q: What is the largest position in the Fund and how did it perform during the first half of 1998?

A: Our largest investment is currently ICG Communications, a provider of local telephone service in California, Colorado, Ohio and the Southeast. The stock has been very active this year and has appreciated nicely. We are more enthused about ICG's prospects now than we have been at any previous time. There are a number of reasons for our enthusiasm. ICG has industry-leading fundamentals, accounting for 10% of all new phone customers in the industry, and as a result profitability is increasing rapidly; the company will have its state-of-the-art industry automation system for billing and provisioning new customers in service by the end of 1998. In addition, ICG sells at a 20 to 25% discount to other publicly traded companies, and we feel that this discount will diminish as ICG shows its strong fundamentals over the coming quarters. Furthermore, merger and acquisition activity in the telecommunications industry continues with the recently announced merger of AT&T and TCI, indicating increased interest in facilities-based telecommunications companies like ICG.

Q: Do you think that the Small Cap Fund is well positioned to reap the benefits of a small-cap market turnaround?

A: The companies in the Fund have all met our rigorous screening process, and we believe we are well positioned to participate in a market rally. During the final quarter of the financial year, 91% of portfolio companies reported earnings in line with or better than our expectations, and we are confident that this trend will continue over the coming year. We believe that, over time, earnings growth is what determines stock prices. During the past six years, the S&P 500 earnings grew at close to 14% per year, which is 50% above the S&P 500 historic growth rate. Small stocks, as represented by our composite portfolio, grew earnings at 24% per year. The Russell 2000 grew earnings at 18% per year during this same time period. By comparison, the Fund and the Russell 2000 have sold at significantly lower valuations than the S&P 500 over the past six years. Although this valuation premium may be warranted given the predictability and liquidity of large stocks, we question whether investors will pay such a premium if the earnings growth rate for large-cap stocks begins to drop significantly.

================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)

ICG Communications, Inc ................................................   7.6%
Smithfield Foods, Inc ..................................................   3.4%
AmeriCredit Corporation ................................................   3.4%
USA Networks Inc .......................................................   3.4%
Trigon Healthcare Inc ..................................................   2.7%
Tele-Communications TCI
Ventures Group, Class A ................................................   2.6%
Intermedia Communications
of Florida, Inc ........................................................   2.4%
Renters Choice, Inc ....................................................   2.3%
Steris Corporation .....................................................   2.1%
Billing Information Concepts ...........................................   2.1%


================================================================================
                              TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Telephone ..............................................................  12.8%
Diversified Financial Services .........................................   8.8%
Health Care ............................................................   8.1%
Business Services ......................................................   7.7%
Medical Products .......................................................   7.5%

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

---------------------
The Montgomery Funds
---------------------
    Small Cap Fund
---------------------
     Investments


PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 97.1%
    Shares                                                        Value (Note 1)

Airfreight Couriers - 0.9%
    56,000     Eagle USA Airfreight, Inc .......................$      1,944,250

Apparel and Textiles - 2.1%
    74,000     Novel Denim Holdings Ltd .........................      1,924,000
    72,000     Pillowtex Corporation ............................      2,889,000
                                                                       ---------
                                                                       4,813,000
Banks - 2.4%
    46,704     Bank United Corporation, Class A .................      2,238,680
   103,000     Commercial Federal Corporation ...................      3,257,374
                                                                       ---------
                                                                       5,496,054
Biotechnology - 0.7%
    64,000     IDEC Pharmaceuticals Corporation .................      1,500,000

Broadcasting/Advertising - 6.7%
    34,000     Jacor Communications Inc.** ......................      2,008,125
    36,000     Snyder Communications, Inc.+ .....................      1,584,000
    96,000     Telecommunications Liberty Media
               Group, Class A+ ..................................      3,729,000
   304,000     USA Networks Inc .................................      7,647,500
                                                                       ---------
                                                                      14,968,625
Building Materials - 4.3%
   160,000     Champion Enterprises, Inc.+ ......................      4,680,000
   156,000     Interface, Inc ...................................      3,149,250
    64,000     Oakwood Homes Corporation ........................      1,920,000
                                                                       ---------
                                                                       9,749,250
Business Services - 7.7%
   312,000     Billing Information Concepts+ ....................      4,777,500
    36,000     DST Systems, Inc.+ ...............................      2,016,000
    40,000     Envoy Corporation**+ .............................      1,901,250
    80,000     National Data Corporation ........................      3,500,000
    65,000     Nova Corp Georgia** ..............................      2,323,750
   136,000     Personnel Group of America Inc.+ .................      2,720,000
                                                                       ---------
                                                                      17,238,500
Chemicals - 1.1%
   144,000     Tetra Technologies Inc.+ .........................      2,376,000

Consumer Services - 1.7%
    68,000     Metamor Worldwide, Inc ...........................      2,394,875
   104,000     SmarTalk TeleServices Inc.** .....................      1,475,500
                                                                       ---------
                                                                       3,870,375
Diversified Financial Services - 8.8%
   216,000     AmeriCredit Corporation+ .........................      7,708,500
    46,300     ContiFinancial Corporation**+ ....................      1,070,688
    56,000     FirstPlus Financial Group, Inc.**+ ...............      2,114,000
   104,000     Franchise Mortgage Acceptance
               Company LLC+ .....................................      2,704,000
    56,000     Heller Financial, Inc ............................      1,680,000
    94,300     Imperial Credit Industries+ ......................      2,192,475
    89,500     Sirrom Capital Corporation** .....................      2,327,000
                                                                       ---------
                                                                      19,796,663
Electronics - 2.3%
    36,100     Flextronics International Ltd  ...................      1,569,222
    83,400     Genrad, Inc.+ ....................................      1,647,150
    50,000     Nice Systems Ltd., ADR+ ..........................      1,873,438
                                                                       ---------
                                                                       5,089,810
Food and Beverage - 5.1%
    77,000     Canandaigua Wine Company, Inc., Class A+ .........      3,787,438
   256,000     Smithfield Foods, Inc.+ ..........................      7,760,000
                                                                       ---------
                                                                      11,547,438
Footwear - 0.8%
    64,000     Just for Feet, Inc ...............................      1,824,000

Furniture - 0.9%
    73,200     Knoll, Inc.+ .....................................      2,141,100

Health Care - 8.1%
   320,000     Coventry Health Care Inc .........................      4,720,000
    42,000     Medical Manager Corporation ......................      1,165,500
    80,000     PMR Corporation ..................................        805,000
   128,000     Quorum Health Group, Inc.+ .......................      3,388,000
   168,000     Trigon Healthcare Inc.+ ..........................      6,079,500
    87,000     United Payors & United Providers, Inc ............      1,957,500
                                                                       ---------
                                                                      18,115,500
Insurance - 2.4%
    54,000     CMAC Investment Corporation ......................      3,321,000
    24,000     Life RE Corporation ..............................      1,989,000
                                                                       ---------
                                                                       5,310,000
Investment Management - 3.7%
    63,100     Affiliated Managers Group, Inc.+ .................      2,362,306
   296,000     Tele-Communications TCI Ventures
               Group, Class A+ ..................................      5,929,250
                                                                       ---------
                                                                       8,291,556
Leisure Time - 2.1%
   120,000     K2, Inc ..........................................      2,115,000
   144,000     Royal Olympic Cruise Lines .......................      1,444,500
    72,000     Servico, Inc.** ..................................      1,080,000
                                                                       ---------
                                                                       4,639,500
Lodging - 0.6%
   162,904     ShoLodge, Inc.+ ..................................      1,293,051

Medical Products - 7.5%
    44,000     A T L Ultrasound Inc.+ ...........................      1,996,500
    34,000     Cooper Companies, Inc ............................      1,238,875
    82,400     Cyberonics .......................................        878,075
    56,000     ESC Medical Systems, Ltd .........................      1,895,250
    97,700     I-Stat Corporation**+ ............................      1,105,231
   117,000     Mentor Corporation ...............................      2,829,938
    72,000     Neurex Corporation ...............................      2,191,500
    76,000     Steris Corporation+ ..............................      4,833,125
                                                                       ---------
                                                                      16,968,494


The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                               Small Cap Fund
                                                           ---------------------
                                                           I n v e s t m e n t s


COMMON STOCKS - continued

      Shares                                                      Value (Note 1)
Newspapers/Publishing - 0.8%
      74,000     Petersen Companies, Inc., Class A+ ...........$      1,896,250

Oil - 1.7%
      56,000     BJ Services Company+ .........................       1,627,500
      72,000     Petroleum Geo-Services, ADR+ .................       2,196,000
                                                                      ---------
                                                                      3,823,500
Oilfield Equipment - 1.5%
      56,000     EVI Weatherford Inc.** .......................       2,079,000
      80,000     Pride International, Inc.** ..................       1,355,000
                                                                      ---------
                                                                      3,434,000
Pharmacy/Drugs - 0.5%
      72,000     North American Vaccine Inc.**+ ...............       1,116,000

Retail Trade - 3.4%
     178,200     Renters Choice, Inc.+ ........................       5,078,700
      61,300     Trans World Entertainment Corporation ........       2,632,069
                                                                      ---------
                                                                      7,710,769
Software Systems - 4.1%
      53,200     CSG Systems International, Inc.+ .............       2,490,425
      64,000     Electronic Arts, Inc.+ .......................       3,460,000
     112,000     Platinum Technology ..........................       3,202,500
                                                                      ---------
                                                                      9,152,925
Telecommunications - 0.9%
      88,000     Echostar Communications ......................       2,117,500

Telephone - 12.8%
     465,000     ICG Communications, Inc.**+ ..................      16,987,031
     128,000     Intermedia Communications of
                 Florida, Inc.**+ .............................       5,364,000
      78,800     McLeod USA, Inc.+ ............................       3,065,813
      80,000     Winstar Communications, Inc.** ...............       3,437,500
                                                                      ---------
                                                                     28,854,344
Telephone/Long Distance - 1.5%
      80,000     E. Spire Communications Inc.** ...............       1,807,500
      80,000     RCN Corporation+ .............................       1,552,500
                                                                      ---------
                                                                      3,360,000
TOTAL COMMON STOCKS
(Cost $165,998,178)............................................     218,438,454
                                                                    -----------

REPURCHASE AGREEMENTS - 3.0%

Principal Amount                                                  Value (Note 1)
 $3,372,000  Agreement with Greenwich Capital Markets,
             6.30% dated 06/30/98, to be repurchased
             at $3,372,590 on 07/01/98, collateralized by
             $3,439,440 market value of U.S. government
             securities, having various maturities and
             various interest rates............................ $     3,372,000

  3,372,000  Agreement with UBS, 6.30% dated 06/30/98,
             to be repurchased at $3,372,590 on 07/01/98,
             collateralized by $3,439,440 market value of
             U.S. government securities, having various
             maturities and various interest rates.............       3,372,000
                                                                      ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $6,744,000)..............................................       6,744,000
                                                                      ---------
TOTAL INVESTMENTS - 100.1%
(Cost $172,742,178*)...........................................     225,182,454

OTHER ASSETS AND LIABILITIES - (0.1)%
(Net)..........................................................        (197,497)
                                                                        -------

NET ASSETS - 100.0%............................................ $   224,984,957
                                                                    ===========

*   Aggregate cost for federal tax purposes was $172,933,682.
** Securities on loan at June 30, 1998, which have an aggregate market value of $26,409,363, represent 11.74% of the total net assets of the Fund (see note 4 to Financial Statements).
+   Non-income producing security.

Abbreviation:
ADR  American Depositary Receipt


The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
    U.S. Emerging
     Growth Fund
--------------------
Portfolio Highlights


================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Roger Honour .........................................  Senior Portfolio Manager
Kathryn Peters .......................................         Portfolio Manager
Andrew Pratt, CFA ....................................         Portfolio Manager


================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/98

--------------------------------------------------------------------------------
                                 Montgomery U.S.
                              Emerging Growth Fund
Since inception (12/30/94) .............................................  23.57%
One year ...............................................................  21.76%
Three years ............................................................  22.31%
--------------------------------------------------------------------------------
                               Russell 2000 Index
Since 12/30/94 .........................................................  20.51%
One year ...............................................................  16.51%
Three years ............................................................  18.86%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         Growth of a $10,000 investment

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY US EMERGING GROWTH(R)
Initial Investment:      $10,000        Period: 12/30/94 - 06/98
This is no Load fund.

                    Growth         Value of            Growth of
                    Initial        Reinvested          Investment with
Date       NAV      Investment     Distributions       Distributions Reinvested
12/30/94  12.00        $10,000             $0                  $10,000
12/94     12.00        $10,000             $0                  $10,000
01/95     12.10        $10,083             $0                  $10,083
02/95     12.25        $10,208             $0                  $10,208
03/95     12.67        $10,558             $0                  $10,558
04/95     12.82        $10,683             $0                  $10,683
05/95     12.95        $10,792             $0                  $10,792
06/95     13.75        $11,458             $0                  $11,458
07/95     14.50        $12,083             $0                  $12,083
08/95     14.75        $12,292             $0                  $12,292
09/95     14.97        $12,475             $0                  $12,475
10/95     14.47        $12,058             $0                  $12,058
11/95     14.93        $12,442           $129                  $12,571
12/95     15.28        $12,733           $133                  $12,866
01/96     15.19        $12,658           $132                  $12,790
02/96     15.63        $13,025           $136                  $13,161
03/96     16.14        $13,450           $140                  $13,590
04/96     17.52        $14,600           $152                  $14,752
05/96     18.81        $15,675           $163                  $15,838
06/96     17.82        $14,850           $155                  $15,005
07/96     15.99        $13,325           $139                  $13,464
08/96     16.72        $13,933           $146                  $14,079
09/96     17.32        $14,433           $151                  $14,584
10/96     16.26        $13,550           $994                  $14,544
11/96     16.62        $13,850         $1,016                  $14,866
12/96     16.91        $14,092         $1,234                  $15,326
01/97     17.67        $14,725         $1,290                  $16,015
02/97     16.64        $13,867         $1,215                  $15,082
03/97     15.99        $13,325         $1,168                  $14,493
04/97     15.93        $13,275         $1,163                  $14,438
05/97     17.73        $14,775         $1,295                  $16,070
06/97     19.00        $15,833         $1,388                  $17,221
07/97     20.06        $16,717         $1,464                  $18,181
08/97     21.04        $17,533         $1,537                  $19,070
09/97     22.53        $18,775         $1,645                  $20,420
10/97     21.80        $18,167         $1,591                  $19,758
11/97     21.42        $17,850         $1,564                  $19,414
12/97     20.31        $16,925         $2,547                  $19,472
01/98     20.37        $16,975         $2,555                  $19,530
02/98     21.95        $18,292         $2,753                  $21,045
03/98     22.88        $19,067         $2,869                  $21,936
04/98     22.87        $19,058         $2,869                  $21,927
05/98     21.97        $18,308         $2,756                  $21,064
06/98     21.87        $18,225         $2,743                  $20,968

Prepared by The Performance Measurements and Analytics Department.

         RUSSELL 2000                             LIPPER HYPOTHETICAL FOR U.S.
              AVE                                     EMERGING GROWTH FUND
          12/94-6/98                                    12/31/94-6/30/98
DATE      RETURN         VALUE               DATE      RETURN    VALUE
Dec-94                  $  10,000            12/31/94            $ 10,000.00
Jan-95                    9873.83            01/31/95            $  9,891.88
Feb-95                   10284,57            02/28/95            $ 10,295.84
Mar-95                   10461.69            03/31/95            $ 10,580.33
Apr-95                   10694.31            04/30/95            $ 10,725.63
May-95                   10878.19            05/31/95            $ 10,899.96
Jun-95                   11442.50            06/30/95            $ 11,549.04
Jul-95                   12101.61            07/31/95            $ 12,415.61
Aug-95                   12351.95            08/31/95            $ 12,609.76
Sep-95                   12572.54            09/30/95            $ 12,936.40
Oct-95                   12010.26            10/31/95            $ 12,520.55
Nov-95                   12514.86            11/30/95            $ 13,011.65
Dec-95                   12845.86            12/31/95            $ 13,207.92
Jan-96                   12831.25            01/31/96            $ 13,106.14
Feb-96                   13231.20            02/29/96            $ 13,642.59
Mar-96                   13500.52            03/31/96            $ 14,000.80
Apr-96                   14222.41            04/30/96            $ 15,056.64
May-96                   14782.92            05/31/96            $ 15,668.41
Jun-96                   14175.89            06/30/96            $ 15,040.40
Jul-96                   12937.77            07/31/96            $ 13,724.55
Aug-96                   13688.93            08/31/96            $ 14,560.71
Sep-96                   14223.90            09/30/96            $ 15,316.60
Oct-96                   14004.71            10/31/96            $ 14,987.92
Nov-96                   1458?.76            11/30/96            $ 15,434.81
Dec-96                   14963.94            12/31/96            $ 15,638.83
Jan-97                   15262.92            01/31/97            $ 16,016.17
Feb-97                   14892.84            02/28/97            $ 15,299.33
Mar-97                   14190.11            03/31/97            $ 14,501.39
Apr-97                   14229.84            04/30/97            $ 14,409.25
May-97                   15812.91            05/31/97            $ 16,120.13
Jun-97                   16490.58            06/30/97            $ 16,945.32
Jul-97                   17257.92            07/31/97            $ 17,995.11
Aug-97                   17652.81            08/31/97            $ 18,308.67
Sep-97                   18944.88            09/30/97            $ 19,686.03
Oct-97                   18112.65            10/31/97            $ 18,786.64
Nov-97                   17995.50            11/30/97            $ 18,513.56
Dec-97                   18310.48            12/31/97            $ 18,645.18
Jan-98                   18021.17            01/31/98            $ 18,318.41
Feb-98                   19353.71            02/28/98            $ 19,743.51
Mar-98                   20151.91            03/31/98            $ 20,640.06
Apr-98                   20263.41            04/30/98            $ 20,787.35
May-98                   19172.08            05/31/98            $ 19,587.18
Jun-98                   19212.41            06/30/98            $ 19,755.72

            Montgomery U.S.                 Russell          Lipper Small-Cap
Date      Emerging Growth Fund           2000 Index/1/       Funds Average/2/
--------------------------------------------------------------------------------
12/94         $10,000                        $10,000             $10,000
6/98          $20,968                        $19,212             $19,756

/1/ The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

/2/  The Lipper Small-Cap Funds Average universe consists of 284 funds.

INVESTMENT REVIEW

Q: Why did the Funds name change from the Micro Cap Fund to the U.S. Emerging Growth Fund?

A: When we started the Fund, there was no commonly accepted definition of micro cap, so we defined micro cap in the prospectus as companies with market capitalizations in the bottom decile of the Wilshire 5000 Index. Over the last few years, the definition of micro-cap has evolved in the market place, and micro-cap companies are now commonly defined as companies with market capitalizations of less than $300 million. We have always managed the Fund in accordance with our definition as defined in the prospectus, which although small companies, contains some companies with market caps greater than $300 million. We will continue to manage the fund in accordance with the prospectus definition of investing in companies in the bottom decile of the Wilshire 5000. Therefore the change is in the name only, and not in how we manage the Fund or in the size of companies in which we invest.

Q: How did the U.S. Emerging Growth Fund perform for the fiscal year ended June 30, 1998, and for the first six months of calendar 1998?

A: For the fiscal year ended June 30, 1998, the Fund was up 21.76%, surpassing both the Russell 2000 Index and the Russell 2000 Growth Index, which were up 16.51% and 13.19% respectively. For the first six months of 1998, the U.S. Emerging Growth Fund was up 7.68%, while the Russell 2000 Index was up 4.93% and the Russell 2000 Growth Index was up 5.46%. This relative performance is particularly favorable given that we have been in a market environment where the larger-capitalization stocks have assumed a leadership position and the weighted average market cap of the Russell 2000 is much higher than that of the U.S. Emerging Growth Fund.

Q: What holdings performed especially well in the past six months and why?

A: Holdings that performed well were those benefiting from healthy consumer demand, low interest rates and little exposure to Asia or falling commodity prices. Two examples are Triangle Pacific Corporation and Duane Reade, Inc.

Triangle Pacific is the leading manufacturer of hardwood flooring products (best known for Bruce hardwood floors) and a manufacturer of kitchen and bathroom cabinets. We initiated our position in Triangle Pacific in March 1995. The stock has climbed as investors bought stocks which would benefit from the strength of the housing market. On June 13, 1998, Armstrong World Industries announced that it would acquire Triangle Pacific for a nice premium.

Duane Reade is the largest drugstore chain in the metropolitan New York City area, operating almost twice as many stores in Manhattan as its next largest competitor. New York City has very low chain drug store penetration in comparison with other markets in the United States. Duane Reade is the proven leader in this region and has the highest sales per square foot and the highest EBITDA (earnings before interest, tax, depreciation and amortization) margins of any U.S. drugstore chain. We initiated our position in Duane Reade on the initial public offering (IPO) in February 1998,

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                U.S. Emerging
                                                                 Growth Fund
                                                            --------------------
                                                            Portfolio Highlights

================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)

Duane Reade, Inc..........................................................  3.6%
On Assignment, Inc........................................................  3.6%
Manitowoc Company ........................................................  3.5%
HA-LO Industries, Inc.....................................................  3.4%
Life RE Corporation ......................................................  3.3%
Triangle Pacific Corporation .............................................  3.1%
Moog, Inc., Class A ......................................................  3.0%
Cooper Companies, Inc.....................................................  2.9%
Elcor Corporation ........................................................  2.9%
Suiza Foods Corporation ..................................................  2.8%


================================================================================
                              TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Business Services ........................................................ 11.0%
Food and Beverage ........................................................  8.2%
Broadcasting/Advertising .................................................  7.8%
Building Materials .......................................................  6.5%
Machinery and Tools ......................................................  5.7%

but we had to buy the majority of our position in the aftermarket at a higher price. Duane Reade is the type of stock investors were attracted to during the first half of 1998, because it has good growth prospects and has no Asian exposure nor any commodity price risk. The stock closed even higher on June 30.

Q: Were there holdings that underperformed the market during the first six months of 1998?

A: Stocks that had a lot of exposure to Asia or falling commodity prices, such as the oil services stocks, underperformed the market during the last six months of the period. The oil services stocks had tremendous price appreciation from June through October 1997 and then corrected sharply at year end and during the first six months of 1998. The stocks we own in this sector include Varco International, Inc., and R&B Falcon Corporation (formerly Falcon Drilling, prior to merging with Reading & Bates).

These stocks have corrected sharply as the price of crude oil has dropped precipitously to well below normal levels. The fear is that with lower crude prices, it will be less economical for the large oil companies, the customers of the oil services companies, to drill for as much oil as expected and therefore they will reduce capital spending. Also, with the slowdown in Asia, there appears to be less of a demand for oil than was previously anticipated. Although we have seen renewal rates come down and some spending reduced, this bad news has been reflected in the stock prices. It is worth keeping in mind that the budgets of these oil companies are based on price estimates of crude oil over a much longer time period than a few months, and that most experts do not expect crude oil prices to remain at this abnormally low level. The technology for finding oil has advanced so that it is much less expensive to locate oil than it used to be. In addition, there remains a limited supply of rigs and equipment, thus the supply/demand characteristics remain favorable. As the commodity price returns to more normal levels, we expect the stock prices of the oil services stocks to rebound. It is also important to note that even taking into account the correction, our returns as of June 30 on Varco and R&B Falcon were more than four times our original investment.

Q:  What is the strategy of the U.S. Emerging Growth Fund?

A: The Fund's strategy continues to be centered on our stock selection process, which seeks to identify small and micro-cap growth companies with improving business fundamentals that are trading at reasonable valuations before their potential is fully recognized by the market. We seek companies that will not always be small but that have the potential to become large, successful growth companies providing superior returns. We use a quantitative screening process to uncover companies with improving growth; then we perform rigorous fundamental analysis to determine the validity and sustainability of the company's prospects. Finally, we apply valuation criteria to determine if this good growth company is a good investment. We invest only in stocks that meet all three steps of our process.

--------------------
The Montgomery Funds
--------------------
   U.S. Emerging
    Growth Fund
--------------------
     Investments

Q:  Why is now a good time to be invested in the U.S. Emerging Growth Fund?

A: Over the past 12 months, the returns of the largest-cap stocks far exceeded those of the small-caps, causing a significant valuation disparity between the two groups. In addition, the small-cap companies are more domestically driven and thus are far more insulated by the Asian economic crisis than the large multinationals. The smallest-cap stocks, such as those in the U.S. Emerging Growth Fund, offer the best combination of growth and value in the market and therefore provide an opportunity for tremendous upside potential.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.


PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 93.8%
    Shares                                                        Value (Note 1)

Aerospace and Defense - 3.0%
    310,100    Moog, Inc., Class A+ ............................. $   11,841,944

Air Freight Courier - 0.6%
     50,000    Expeditors International of Washington, Inc. .....      2,193,750

Apparel and Textiles - 4.0%
    110,000    Oxford Industries Inc.............................      3,843,125
    293,600    Interface, Inc....................................      5,927,050
    150,730    Pillowtex Corporation ............................      6,048,041
                                                                       ---------
                                                                      15,818,216
Auto/Auto Parts - 0.9%
    200,000    Donnelly Corporation .............................      3,437,500

Banks - 1.3%
    110,000    Bank United Corporation, Class A .................      5,273,125

Broadcasting/Advertising - 7.8%
    100,000    Ackerley Group Inc................................      2,100,000
    425,000    HA-LO Industries, Inc.+ ..........................     13,228,125
    220,000    Metro Networks Inc.+ .............................      9,466,875
    160,000    TMP Worldwide ....................................      5,575,000
                                                                       ---------
                                                                      30,370,000
Building Materials - 6.5%
    450,000    Elcor Corporation ................................     11,362,500
     91,000    Republic Group Inc................................      1,911,000
    222,500    Triangle Pacific Corporation+ ....................     12,230,547
                                                                       ---------
                                                                      25,504,047
Business Services - 11.0%
    106,500    Bell & Howell Company+ ...........................      2,749,031
    470,000    Caribiner International, Inc.** ..................      8,225,000
    224,000    Intelligroup, Inc.** .............................      3,969,000
    200,000    Lamalie Associates Inc.**+ .......................      3,737,500
    161,500    Maximus, Inc.+ ...................................      4,713,781
    400,000    On Assignment, Inc.+ .............................     14,012,500
    200,000    Personnel Group of America Inc.+ .................      4,000,000
     90,000    SOS Staffing Services+ ...........................      1,566,563
                                                                       ---------
                                                                      42,973,375
Chemicals - 1.8%
    290,300    Brunswick Technologies Inc.+ .....................      3,819,259
    203,500    Tetra Technologies, Inc.+ ........................      3,357,750
                                                                       ---------
                                                                       7,177,009
Computers and Office Equipment - 1.8%
    216,000    Micros Systems, Inc.+ ............................      7,148,250

Consumer Services - 1.0%
    160,000    Equity Corporation International**+ ..............      3,840,000

Electronics - 2.8%
    101,100    Cubic Corporation ................................      2,413,763
    160,000    Kollmorgen Corporation ...........................      3,210,000
    270,000    Plexus Corporation+ ..............................      5,332,500
                                                                       ---------
                                                                      10,956,263
Food and Beverage - 8.2%
     85,000    Beringer Wine Estates+ ...........................      3,742,656
     86,000    Celestial Seasonings, Inc.........................      4,278,500
    218,000    Dominick's Supermarkets, Inc.+ ...................      9,728,250
    155,000    Nature's Sunshine Products, Inc...................      3,482,656
    184,767    Suiza Foods Corporation+ .........................     11,028,280
                                                                      ----------
                                                                      32,260,342


The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                U.S. Emerging
                                                                 Growth Fund
                                                            --------------------
                                                                 Investments


COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

Health Care - 1.8%
     350,000     Catalytica, Inc ..............................$       6,879,688

Heavy Construction - 1.2%
     158,000     Granite Construction, Inc ....................        4,838,750

Insurance - 4.4%
     138,000     Amerin Corporation+ ..........................        4,023,563
     157,000     Life RE Corporation ..........................       13,011,375
                                                                      ----------
                                                                      17,034,938
Machinery and Tools - 5.7%
     260,000     Applied Power, Inc., Class A .................        8,937,500
     335,000     Manitowoc Company ............................       13,525,625
                                                                      ----------
                                                                      22,463,125
Medical Products - 2.9%
     315,000     Cooper Companies, Inc.+ ......................       11,477,813

Metals and Mining - 3.2%
     562,500     Encore Wire Corporation+ .....................        9,105,469
     165,500     Lindberg Corporation .........................        3,268,625
                                                                      ----------
                                                                      12,374,094
Oil - 0.8%
     350,000     Belco Oil & Gas Corporation ..................        3,062,500

Oilfield Services - 3.2%
     115,000     Key Energy Group, Inc.**+ ....................        1,509,375
      67,000     Lufkin Industries Inc.........................        2,206,813
     144,800     R&B Falcon Corporation+ ......................        3,276,100
     290,000     Varco International Inc.+ ....................        5,745,625
                                                                      ----------
                                                                      12,737,913
Pharmacy/Drugs - 5.4%
     475,500     Duane Reade, Inc..............................       14,265,000
     295,400     Roberts Pharmaceutical Corporation ...........        6,794,200
                                                                      ----------
                                                                      21,059,200
Pollution Control - 1.0%
     150,000     Casella Waste Systems, Inc., Class A .........        4,031,247

Restaurants - 1.1%
     200,000     Consolidated Products, Inc....................        4,225,000

Retail Trade - 5.4%
     240,000     Coldwater Creek, Inc..........................        6,570,000
      75,000     Ethan Allen Interiors Inc.....................        3,745,313
     756,000     Filene's Basement Corporation+ ...............        4,122,563
     220,000     Linens 'N Things, Inc.+ ......................        6,723,750
                                                                      ----------
                                                                      21,161,626
Software Systems - 5.0%
     246,125     Boole and Babbage, Inc.+......................$       5,891,617
     130,000     Henry (Jack) & Associates** ..................        4,476,875
     407,500     Indus International, Inc......................        4,864,531
      62,000     Kronos, Inc.+ ................................        2,276,563
      85,000     Platinum Software Corporation+ ...............        2,071,875
                                                                      ----------
                                                                      19,581,461
Telecommunications Equipment - 0.6%
     153,000     Harmonic Lightwaves, Inc.+ ...................        2,361,938

Trucking - 1.4%
     280,000     Swift Transportation Company Inc.+ ...........        5,565,000

TOTAL COMMON STOCKS
(Cost $234,477,979) ...........................................      367,648,114
                                                                     -----------
REPURCHASE AGREEMENTS - 4.8%
Principal Amount
 $9,413,000  Agreement with Greenwich Capital Markets,
             6.30% dated 06/30/97, to be repurchased
             at $9,414,647 on 07/01/98, collateralized by
             $9,601,260 market value of U.S. government
             securities, having various maturities and
             various interest rates............................        9,413,000

  9,413,000  Agreement with UBS, 6.30% dated 06/30/98,
             to be repurchased at $9,414,647 on 07/01/98,
             collateralized by $9,601,260 market value
             of U.S. government securities, having various
             maturities and various interest rates.............        9,413,000
                                                                       ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $18,826,000).............................................       18,826,000
                                                                      ----------
TOTAL INVESTMENTS - 98.6%
(Cost $253,303,979)............................................      386,474,114

OTHER ASSETS AND LIABILITIES - 1.4%
(Net)..........................................................        5,498,745
                                                                       ---------

NET ASSETS - 100.0%............................................$     391,972,859
                                                                     ===========

*  Aggregate cost for federal tax purposes was $253,489,836.
** Securities on loan at June 30, 1998, which have an aggregate market value of $9,197,088, represent 2.3% of the total net assets of the Fund (see note 4 to Financial Statements).
+  Non-income producing security.


The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
 Equity Income Fund
--------------------
Portfolio Highlights



================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
William King, CFA............................................  Portfolio Manager


================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                          Average annual total returns
                          for the period ended 6/30/98

--------------------------------------------------------------------------------
                          Montgomery Equity Income Fund
Since inception (9/30/94) .............................................   21.54%
One year ..............................................................   15.83%
Three years ...........................................................   22.05%

--------------------------------------------------------------------------------
                                  S&P 500 Index
Since 9/30/94 .........................................................   29.72%
One year ..............................................................   30.20%
Three years ...........................................................   30.23%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                         Growth of a $10,000 Investment

                         FIRST DATA INVESTOR SERVICES

                       MUTUAL FUND HYPOTHETICAL ANALYSIS                PAGE 1
                                                                      07/10/98


MONTGOMERY EQUITY INCOME(R)
Initial Investment:   $10,000               Period: 09/30/94 - 06/98
This is a no load fund.

                                   Growth of              Value of                  Growth of
                                   Initial                Reinvested                Investment with
Date                NAV            Investment             Distributions             Distributions Reinvested
09/30/94           12.00            $10,000                      $0                      $10,000
09/94              12.00            $10,000                      $0                      $10,000
10/94              12.10            $10,083                      $0                      $10,083
11/94              11.79             $9,825                      $0                       $9,825
12/94              11.77             $9,808                     $99                       $9,907
01/95              12.28            $10,233                    $103                      $10,336
02/95              12.59            $10,492                    $105                      $10,597
03/95              12.78            $10,650                    $174                      $10,824
04/95              13.02            $10,850                    $178                      $11,028
05/95              13.45            $11,208                    $184                      $11,392
06/95              13.38            $11,150                    $276                      $11,426
07/95              13.54            $11,283                    $279                      $11,562
08/95              13.75            $11,458                    $284                      $11,742
09/95              14.28            $11,900                    $380                      $12,280
10/95              14.28            $11,900                    $380                      $12,280
11/95              15.00            $12,500                    $399                      $12,899
12/95              15.36            $12,800                    $592                      $13,392
01/96              15.61            $13,008                    $602                      $13,610
02/96              15.72            $13,100                    $605                      $13,705
03/96              15.70            $13,083                    $701                      $13,784
04/96              15.75            $13,125                    $703                      $13,828
05/96              16.02            $13,350                    $715                      $14,065
06/96              16.09            $13,408                    $824                      $14,232
07/96              15.64            $13,033                    $801                      $13,834
08/96              15.95            $13,292                    $816                      $14,108
09/96              16.44            $13,700                    $939                      $14,639
10/96              15.59            $12,992                  $2,134                      $15,126
11/96              16.52            $13,767                  $2,261                      $16,028
12/96              16.04            $13,367                  $2,481                      $15,848
01/97              16.37            $13,642                  $2,532                      $16,174
02/97              16.87            $14,058                  $2,610                      $16,668
03/97              16.33            $13,608                  $2,624                      $16,232
04/97              16.61            $13,342                  $2,669                      $16,511
05/97              17.46            $14,550                  $2,806                      $17,356
06/97              17.91            $14,925                  $3,010                      $17,935
07/97              18.91            $15,758                  $3,178                      $18,936
08/97              18.26            $15,217                  $3,068                      $18,285
09/97              19.01            $15,842                  $3,306                      $19,148
10/97              18.28            $15,233                  $3,179                      $18,412
11/97              19.29            $16,075                  $3,355                      $19,430
12/97              17.78            $14,817                  $5,167                      $19,984
01/98              17.64            $14,700                  $5,127                      $19,827
02/98              18.49            $15,408                  $5,375                      $20,783
03/98              19.22            $16,017                  $5,694                      $21,711
04/98              18.81            $15,675                  $5,573                      $21,248
05/98              18.43            $15,358                  $5,461                      $20,819
06/98              18.27            $15,225                  $5,549                      $20,774

Prepared by The Performance Measurements and Analytics Department.

                   INDEX HYPOTHETICAL GROWTH FOR 10,000

                                                              Equity Income Fund

                                                   LIPPER
               S&P 500                         EQUITY INCOME
                 AVE                                     AVE
              9/94-6/98                               9/94-6/98
DATE           RETURN          VALUE         DATE      RETURN          VALUE
Sep-94                         $10,000      Sep-94                     $10,000
Oct-94                        10224.34      Oct-94                    10060.10
Nov-94                         9852.45      Nov-94                     9685.36
Dec-94                         9998.32      Dec-94                     9758.16
Jan-95                        10257.43      Jan-95                     9947.00
Feb-95                        10656.79      Feb-95                    10274.07
Mar-95                        10970.95      Mar-95                    10520.42
Apr-95                        11293.56      Apr-95                    10763.63
May-95                        11744.26      May-95                    11093.99
Jun-95                        12016.57      Jun-95                    11227.71
Jul-95                        12414.89      Jul-95                    11523.55
Aug-95                        12445.88      Aug-95                    11640.34
Sep-95                        12970.82      Sep-95                    12024.81
Oct-95                        12924.48      Oct-95                    11908.25
Nov-95                        13491.20      Nov-95                    12428.41
Dec-95                        13751.08      Dec-95                    12735.50
Jan-96                        14218.56      Jan-96                    13041.92
Feb-96                        14350.84      Feb-96                    13153.42
Mar-96                        1448?.01      Mar-96                    13318.28
Apr-96                        14702.43      Apr-96                    13462.92
May-96                        15080.95      May-96                    13670.79
Jun-96                        15138.45      Jun-96                    13693.17
Jul-96                        14470.00      Jul-96                    13208.62
Aug-96                        14775.68      Aug-96                    13552.12
Sep-96                        15606.55      Sep-96                    14070.95
Oct-96                        16036.82      Oct-96                    14394.03
Nov-96                        17247.94      Nov-96                    15205.24
Dec-96                        16906.27      Dec-96                    15123.54
Jan-97                        17961.92      Jan-97                    15678.28
Feb-97                        18102.94      Feb-97                    15867.34
Mar-97                        17360.50      Mar-97                    15388.40
Apr-97                        18395.98      Apr-97                    15845.18
May-97                        19520.67      May-97                    16748.59
Jun-97                        20388.49      Jun-97                    17365.78
Jul-97                        22010.36      Jul-97                    18481.34
Aug-97                        20776.22      Aug-97                    17923.78
Sep-97                        21615.53      Sep-97                    18802.77
Oct-97                        21184.43      Oct-97                    18223.30
Nov-97                        22164.30      Nov-97                    18791.27
Dec-97                        22544.67      Dec-97                    19240.43
Jan-98                        22793.78      Jan-98                    19211.71
Feb-98                        24436.81      Feb-98                    20295.03
Mar-98                        25687.18      Mar-98                    21225.05
Apr-98                        25950.22      Apr-98                    21228.19
May-98                        25504.79      May-98                    20897.24
Jun-98                        26540.02      Jun-98                    21042.27

                                    Page 1

              Lipper Equity               S&P               Montgomery Equity
Date        Fund's Average/2/         500 Index/1/             Income Fund
--------------------------------------------------------------------------------
9/94              $10,000                $10,000                 $10,000
6/98              $26,540                $21,042                 $20,774

/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

/2/  The Lipper Equity Income Funds Average universe consists of 113 funds.

INVESTMENT REVIEW

Q: How did the Fund perform during the year ended June 30, 1998?

A: The Fund provided a 15.83% total return during the period, compared with 30.20% for the Standard & Poor's 500 Index. The portfolio performed well in the first half of the financial year, outpacing the index during a period characterized by a "flight to quality." The S&P 500 returned to outpace the Fund in the second half of the financial year. We continue to invest in what we see as stable, higher-quality companies with consistent growth over the long term, even though we may not keep up with the index during this precarious market.

Q: What happened?

A: The S&P 500 was driven by the performance of very large growth stocks, perceived as safe havens from Asia-related earnings disappointments. Generally, investors sought out household growth names like Microsoft, Pfizer and Coca Cola, regardless of their valuations. For example, in June 1998 the S&P 500 was selling at 29 times the prior 12 months' earnings--the highest in history. The Fund has relatively light exposure to high price-to-earnings (P/E) growth-oriented stocks, which investors favored over the past several years.

During the second half of the financial year, January through June 30, 1998, the Fund's holdings in electric and gas utilities (15% of the portfolio) were unable to keep up with the riskier higher-growth areas of the market. Riskier stocks outperformed. In addition, our energy holdings (14% of the Fund) underperformed as the price of oil dropped to below $15 per barrel, and the energy sector had its worst performance relative to the S&P 500 since 1991. We believe that oil prices and the outlook for our energy holdings are now beginning to improve.

Q: Can you give an example of a high-quality company added in the last year that is underperforming the market?

A: Emerson Electric Company, added last November, manufactures a broad range of electrical products including the components for most household appliances. This A+ rated company with sales of $12 billion has not had a decline in earnings in more than 40 years. Over the past 20 years, Emerson has grown its earnings above that of the average S&P 500 companies, yet currently sells at a 20% discount on a price-to-earnings basis, and a 25% discount on a price-to-book basis. Emerson is ranked in the top decile in earnings stability and has consistently grown earnings 9 to 10% annually. We believe that Emerson is also well positioned to grow internationally. We expect the market to come back to solid, lower-risk companies like Emerson.

Q: Did you make any significant changes to the portfolio over the past year?

A: One of the more important factors we have emphasized over the years-and continue to focus on--is investment in the highest-quality companies, with seasoned management and sound finances. We have continued to keep the Fund in lower-volatility stocks. Almost 10% of the portfolio is invested in telephones,

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                             Equity Income Fund
                                                            --------------------
                                                            Portfolio Highlights


15% in electric and gas utilities, and 15% in energy. These industries are not only traditionally very defensive in a market correction, but generally provide good upside potential. In addition, the portfolio continues to be well diversified, including a portion of its assets in cyclical stocks that have tended to hold up well even when the economy slows.

Q: Do you intend to make any changes to the Fund's investment strategy?

A: The strategy will continue to focus on high-quality, blue chip companies trading at attractive prices. Although the market presently rewards higher-risk strategies, as evidenced by the number of companies trading at record high prices, we don't believe that this trend will last indefinitely. Because the Equity Income Fund has much lower P/E multiples than the S&P 500, it is much better positioned to withstand the slowdown in earnings that the market is currently forecasting for the S&P 500. Our large companies have more-stable earnings and stronger balance sheets. In addition, several sectors, including energy and utilities, which have lagged in performance are especially attractive. Our fundamental research focuses on U.S. common stocks with above-average yields, to provide a portfolio with consistent characteristics and strong returns. Our investors should benefit, because our valuation work keeps the Fund in reasonably priced, high-quality investments.


================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
SAFECO Corporation .......................................................  3.1%
Bell Atlantic Corporation ................................................  3.0%
Ameritech Corporation ....................................................  2.9%
Anheuser-Busch Companies, Inc. ...........................................  2.9%
GTE Corporation ..........................................................  2.8%
Chevron Corporation ......................................................  2.6%
First Union Corporation ..................................................  2.6%
General Mills Inc. .......................................................  2.5%
Kimberly-Clark Corporation ...............................................  2.5%
Genuine Parts Company ....................................................  2.4%


================================================================================
                              TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Oil ...................................................................... 13.9%
Electric Utilities ....................................................... 12.6%
Food and Beverage ........................................................  8.5%
Banks/Savings and Loans ..................................................  8.3%
Insurance ................................................................  7.9%


PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 99.5%
    Shares                                                        Value (Note 1)

Apparel and Textiles - 2.0%
    13,000       May Department Stores Company ................$         851,500

Auto/Auto Parts - 2.4%
    30,000       Genuine Parts Company ........................        1,035,000

Banks/Savings and Loans - 8.3%
    19,000       First Union Corporation ......................        1,106,750
    12,000       Keycorp ......................................          427,500
     7,000       Morgan (J.P.) & Company Inc. .................          819,875
    10,000       National City Corporation ....................          710,000
     6,000       Wachovia Corporation .........................          507,000
                                                                         -------
                                                                       3,571,125
Building Materials - 1.1%
     8,000       Masco Corporation ............................          484,000

Chemicals - 3.0%
     7,000       Dow Chemical Company .........................          676,813
    18,000       Nalco Chemical Company .......................          632,250
                                                                         -------
                                                                       1,309,063
Computers and Office Equipment - 1.6%
    14,000       Pitney-Bowes Inc. ............................          673,750

Conglomerates - 1.9%
    10,000       Minnesota Mining & Manufacturing
                 Company ......................................          821,875

Electric Utilities - 12.6%
    20,000       Baltimore Gas & Electric Company .............          621,250
     7,000       Duke Energy Corporation ......................          414,750
    17,000       Florida Progress Corporation .................          699,125
    30,000       PacifiCorp ...................................          678,750
    28,000       SCANA Corporation ............................          834,750
    31,000       Teco Energy Inc. .............................          831,188
    17,000       Western Resources, Inc. ......................          659,812
    22,000       Wisconsin Energy Corporation .................          668,250
                                                                         -------
                                                                       5,407,875


The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
 Equity Income Fund
--------------------
     Investments


COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

Electrical Equipment - 4.9%
    17,500       AMP, Inc. ....................................   $      601,563
    14,500       Emerson Electric Company** ...................          874,531
    15,000       Hubbell Inc., Class B ........................          624,375
                                                                  --------------
                                                                       2,100,469
Food and Beverage - 8.5%
    26,000       Anheuser-Busch Companies, Inc. ...............        1,226,875
    16,000       General Mills Inc. ...........................        1,094,000
     8,000       Heinz (H.J.) Co. .............................          449,000
    25,000       McCormick & Company, Inc.,
                 Non-Voting Shares ............................          892,969
                                                                  --------------
                                                                       3,662,844
Gas Utilities - 3.2%
    12,000       Consolidated Natural Gas Company .............          706,500
    34,000       Questar Corporation ..........................          667,250
                                                                  --------------
                                                                       1,373,750
Household Products - 1.9%
    25,000       Rubbermaid, Inc. .............................          829,688

Insurance - 7.9%
     7,000       American General Corporation .................          498,313
    12,000       Marsh & McLennan Companies ...................          725,250
    29,000       SAFECO Corporation ...........................        1,316,781
    20,000       St. Paul Companies, Inc. .....................          841,250
                                                                  --------------
                                                                       3,381,594
Newspapers/Publishing - 1.7%
     9,000       McGraw-Hill Companies, Inc. ..................          734,063

Oil - 13.9%
    21,000       Amoco Corporation ............................          874,126
    11,000       Atlantic Richfield Company ...................          859,375
    14,000       Chevron Corporation ..........................        1,162,875
    20,000       Dresser Industries, Inc. .....................          881,250
     6,000       Exxon Corporation ............................          427,875
    12,000       Mobil Corp. ..................................          919,500
    18,000       Phillips Petroleum Company ...................          867,375
                                                                  --------------
                                                                       5,992,376
Pharmacy/Drugs - 4.1%
    19,000       American Home Products Corporation ...........          983,250
    17,000       Pharmacia & Upjohn, Inc. .....................          784,125
                                                                  --------------
                                                                       1,767,375
Pulp and Paper - 5.8%
    10,000       International Paper Company ..................          430,000
    23,000       Kimberly-Clark Corporation ...................        1,055,125
     8,000       Union Camp Corporation .......................          397,000
    13,000       Weyerhaeuser Company .........................          600,438
                                                                  --------------
                                                                       2,482,563

Railroads - 1.4%
   20,500        Norfolk Southern Corporation .................          611,156

Retail Trade - 2.4%
   14,000        Penney (J.C.) Company, Inc. ..................        1,012,375

Telephone/Networks - 2.9%
   22,000        GTE Corporation ..............................        1,223,747

Telephone/Regional-Local - 5.9%
   28,000        Ameritech Corporation ........................        1,256,500
   28,000        Bell Atlantic Corporation ....................        1,277,500
                                                                  --------------
                                                                       2,534,000
Tobacco - 2.1%
   33,000        UST Inc. .....................................          891,000

TOTAL COMMON STOCKS
 (Cost $38,150,537)............................................       42,751,188
                                                                  --------------

REPURCHASE AGREEMENT - 0.1%
(Cost $35,000)
Principal Amount
$  35,000        Agreement with Greenwich Capital Markets,
                 Tri-Party, 6.30% dated 06/30/98, to be
                 repurchased at $35,006 on 07/01/98,
                 collateralized by $35,700 market value of
                 U.S. government securities, having various
                 maturities and various interest rates.........           35,000
                                                                  --------------

TOTAL INVESTMENTS - 99.6%
(Cost $38,185,537).............................................       42,786,188

OTHER ASSETS AND LIABILITIES - 0.4%
(Net)..........................................................          192,737
                                                                  --------------

NET ASSETS - 100.0%............................................   $   42,978,925
                                                                  ==============


*  Aggregate cost for federal tax purposes was $38,228,481.
** Security on loan at June 30, 1998, which has an aggregate market value of $263,204, represents 0.6% of the total net assets of the Fund (see note 4 to Financial Statements).


The accompanying notes are an integral part of these financial statements.

                                   Montgomery
                            International Growth Fund
Since inception (7/3/95)................................................  23.35%
One year................................................................  23.27%
Three years.............................................................  23.30%

--------------------------------------------------------------------------------
                                 MSCI EAFE Index
Since 6/30/95...........................................................  10.69%
One year................................................................   6.10%
Three years.............................................................  10.69%

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                         Growth of a $10,000 investment


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALSIS

                                                                          PAGE 1
                                                                        07/10/98


MONTGOMERY INT'L GROWTH(R)
Initial Investment:   $10,000           Period: 06/30/95 - 06/98
This is a no load fund.

                      Growth of      Value of          Growth of
                      Initial        Reinvested        Investment with
Date         NAV      Investment     Distributions     Distributions reinvested
06/30/95    12.00       $10,000              $0             $10,000
06/95       12.00       $10,000              $0             $10,000
07/95       12.00       $10,083              $0             $10,083
08/95       12.07       $10,058              $0             $10,058
09/95       12.50       $10,417              $0             $10,417
10/95       12.81       $10,675              $0             $10,675
11/95       12.94       $10,783              $0             $10,783
12/95       13.37       $11,142              $0             $11,142
01/96       13.67       $11,392              $0             $11,392
02/96       13.94       $11,617              $0             $11,617
03/96       14.21       $11,842              $0             $11,842
04/96       15.12       $12,600              $0             $12,600
05/96       15.51       $12,925              $0             $12,925
06/96       15.31       $12,758              $0             $12,758
07/96       14.62       $12,183              $0             $12,183
08/96       15.00       $12,500              $0             $12,500
09/96       15.26       $12,717              $0             $12,717
10/96       13.61       $11,342          $1,395             $12,737
11/96       14.34       $11,950          $1,470             $13,420
12/96       14.40       $12,000          $1,477             $13,477
01/97       14.69       $12,242          $1,506             $13,748
02/97       14.62       $12,183          $1,500             $13,683
03/97       14.67       $12,225          $1,505             $13,730
04/97       14.68       $12,233          $1,506             $13,739
05/97       15.57       $12,975          $1,597             $14,572
06/97       16.25       $13,542          $1,666             $15,208
07/97       16.78       $13,983          $1,721             $15,704
08/97       15.92       $13,267          $1,632             $14,899
09/97       16.87       $14,058          $1,731             $15,789
10/97       15.57       $12,975          $1,597             $14,572
11/97       15.76       $13,133          $1,617             $14,750
12/97       14.76       $12,300          $2,545             $14,845
01/98       15.39       $12,325          $2,653             $15,478
02/98       16.84       $14,033          $2,904             $16,937
03/98       17.76       $14,800          $3,062             $17,862
04/98       18.40       $15,333          $3,173             $18,506
05/98       18.61       $15,508          $3,209             $18,717
06/98       18.64       $15,533          $3,214             $18,747

Prepared by The Performance Measurements and Analytics Department.


                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                                                      LIPPER
         MSCI EAFE IX ND                           INTERNATIONAL
              AVE                                      AVE
            6/95-6/98                               6/95-6/98
DATE         RETURN         VALUE        DATE         RETURN        VALUE
Jun-95                    $10,000        Jun-95                   $10,000
Jul-95                   10622.56        Jul-95                  10534.59
Aug-95                   10217.35        Aug-95                  10336.54
Sep-95                   10416.90        Sep-95                  10488.38
Oct-95                   10136.89        Oct-95                  10278.70
Nov-95                   10418.94        Nov-95                  10390.71
Dec-95                   10838.72        Dec-95                  10704.43
Jan-96                   10883.22        Jan-96                  10943.31
Feb-96                   10920.01        Feb-96                  10990.06
Mar-96                   11151.91        Mar-96                  11182.01
Apr-96                   11476.13        Apr-96                  11537.02
May-96                   11264.95        May-96                  11500.93
Jun-96                   11328.35        Jun-96                  11579.29
Jul-96                   10997.25        Jul-96                  11145.59
Aug-96                   11021.35        Aug-96                  11269.85
Sep-96                   11314.14        Sep-96                  11510.53
Oct-96                   11198.36        Oct-96                  11427.96
Nov-96                   11643.92        Nov-96                  11912.59
Dec-96                   11494.13        Dec-96                  11950.79
Jan-97                   11091.86        Jan-97                  11906.18
Feb-97                   11273.28        Feb-97                  12059.72
Mar-97                   11314.10        Mar-97                  12087.09
Apr-97                   11374.14        Apr-97                  12106.56
May-97                   12114.30        May-97                  12825.31
Jun-97                   12782.37        Jun-97                  13423.66
Jul-97                   12989.16        Jul-97                  13797.13
Aug-97                   12019.07        Aug-97                  12781.09
Sep-97                   12692.36        Sep-97                  13570.35
Oct-97                   11716.76        Oct-97                  12524.33
Nov-97                   11597.32        Nov-97                  12397.17
Dec-97                   11698.48        Dec-97                  12489.41
Jan-98                   12233.49        Jan-98                  12792.50
Feb-98                   13018.46        Feb-98                  13636.25
Mar-98                   13419.32        Mar-98                  14330.59
Apr-98                   13525.54        Apr-98                  14530.60
May-98                   13459.89        May-98                  14540.02
Jun-98                   13501.79        Jun-98                  14428.72

           Montgomery International       MSCI            Lipper International
Date             Growth Fund          EAFE Index/1/         Funds Average/2/
--------------------------------------------------------------------------------
7/95                $10,000              $10,000                 $10,000
6/98                $18,747              $13,562                 $14,429


/1/ The Morgan Stanley Capital International EAFE Index is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

/2/  The Lipper International Funds Average universe consists of 288 funds.

--------------------------
   The Montgomery Funds
--------------------------
International Growth Fund
--------------------------
       Investments

================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Railtrack Group PLC .....................................................  2.5%
Mannesmann AG ...........................................................  2.5%
Nokia Corporation AB, Series A ..........................................  2.4%
Orange PLC ..............................................................  2.3%
Renault S.A. ............................................................  2.2%
Portugal Telecom S.A. ...................................................  2.0%
Sony Corporation ........................................................  1.9%
Vivendi .................................................................  1.9%
Australia & New Zealand Bank
Group, ORD ..............................................................  1.9%
Philips Electronics N.V. ................................................  1.8%


================================================================================
                               TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
United Kingdom .......................................................... 12.2%
Japan ................................................................... 11.7%
France ..................................................................  9.5%
Germany .................................................................  7.1%
Netherlands .............................................................  7.0%

Q: Were there any disappointments during the period?

A: Fortunately, we had few disappointments. Advantest, a Japanese semiconductor equipment maker, and ISPAT, a Dutch steel company, are two holdings whose results negatively impacted the portfolio. Both were victims of the Asian financial crisis, in which falling semiconductor and basic commodity prices hurt the earnings of related companies. Most of the Fund's Advantest position was sold, given the continued uncertainty regarding the company's earnings potential. We retained our ISPAT holding, but because of the depreciation in its price it now accounts for just 0.8% of the portfolio rather than 1.2%.

Q: The Asian economic crisis was a potent force in shaping investor sentiment throughout the year. What's your outlook for the coming months?

A: All eyes are on Japan. The second quarter may mark the bottom of investor sentiment and economic fundamentals for that troubled country. In April
Japanese officials announced a $115 billion economic stimulation package. In June the government unveiled its plan to form a "bridge bank," modeled after the U.S. Resolution Trust Corporation, to take over bad loans from troubled lenders. Additionally, the current change in leadership is viewed as a catalyst to move some of these initiatives ahead. Skeptics abound, however, as Japan has already set up at least three institutions since 1990 to clean up problems with failed banks and bad loans. In the past these efforts were largely disappointing.

The cloud of uncertainty cast by the Asian crisis over the global economy continues to make earnings visibility critical to portfolio selection. As always, we will continue to apply our primary, original research approach, utilizing fundamental research at the country, sector and company levels. We also intend to keep the number of portfolio names concentrated on companies that possess positive business and earnings momentum, sustainable earnings growth and attractive valuations. We believe that this approach will continue to uncover opportunities and add value over the long term.


Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/98. The ratings are subject to change every month. Past performance is no guarantee of future results. The ratings are calculated from the funds' three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of funds in a rating universe receive five stars.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.


The accompanying notes are an integral part of these financial statements.

                                                      --------------------------
                                                          The Montgomery Funds
                                                      --------------------------
                                                       International Growth Fund
                                                      --------------------------
                                                              Investments

PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 82.2%
    Shares                                                        Value (Note 1)

Australia - 2.5%
   35,000     AMP Ltd. (Software Systems) ........................$      410,626
  175,397     Australia & New Zealand Bank Group,
              ORD (Banks) ........................................     1,212,898
                                                                       ---------
                                                                       1,623,524
Canada - 1.6%
   37,700     Cognos, Inc.+ (Software Systems) ...................     1,004,941

China/Hong Kong - 5.4%
2,555,000     Beijing Datang Power Generation Company
              Ltd. (Electric Utilities) ..........................       717,233
  577,000     China Telecom (Hong Kong) Ltd.**+
              (Telephone/Wireless) ...............................     1,001,633
   96,000     Hang Seng Bank Ltd. (Banks) ........................       542,695
  316,000     New World Development Company Ltd.**
              (Holding) ..........................................       611,771
  147,000     Sun Hung Kai Properties Ltd. (Real Estate) .........       624,200
                                                                       ---------
                                                                       3,497,532
Finland - 3.7%
  127,800     Merita PLC, Class A**+ (Banks) .....................       845,385
   21,240     Nokia Corporation AB, Series A
              (Telecommunications Equipment) .....................     1,563,723
                                                                       ---------
                                                                       2,409,108
France - 9.5%
   24,000     Alstom (Machinery & Tools)+ ........................       789,983
    6,640     AXA S.A. (Insurance) ...............................       746,845
    9,305     Banco Nationale de Paris, ORD FF25 (Banks) .........       760,321
    7,400     Cap Gemini S.A. (Business Services) ................     1,162,810
   25,350     Renault S.A.+ (Auto/Auto Parts) ....................     1,441,994
    5,733     Vivendi (Conglomerates) ............................     1,224,226
                                                                       ---------
                                                                       6,126,179
Germany - 7.1%
      570     Axel Springer Verlag, Class A
              (Newspapers/Publishing) ............................       420,443
   10,400     Bayerische Vereinsbank AG (Banks) ..................       882,480
   15,650     Mannesmann AG (Machinery & Tools) ..................     1,610,047
    1,200     Viag AG (Electric Utilities) .......................       826,576
      920     Volkswagen AG (Auto/Auto Parts) ....................       889,335
                                                                       ---------
                                                                       4,628,881
Greece - 3.0%
   45,777     Hellenic Telecommunication Organization
              S.A.+ (Telephone/Networks) .........................     1,173,712
    5,760     National Bank of Greece (Banks) ....................       738,224
                                                                       ---------
                                                                       1,911,936
Ireland - 1.6%
    3,700     Axogen Ltd. Units+ (Pharmacy/Drugs) ................       233,100
   12,700     Elan Corporation PLC, ADR**+
              (Pharmacy/Drugs) ...................................       816,769
                                                                       ---------
                                                                       1,049,869
Italy - 4.9%
  120,940     Ente Nazionale Idrocarbri-Eni SpA** (Oil) ..........       792,993
  107,000     Saipem SpA**+ (Oilfield Equipment) .................       549,830
  105,700     Telecom Italia SpA**+ (Telephone/Networks) .........       240,703
   49,700     Telecom Italia di Risp (Telephone/Networks) ........       778,435
  130,900     Telecom Italia Mobile SpA**
              (Telephone/Wireless) ...............................       800,835
                                                                       ---------
                                                                       3,162,796
Japan - 8.5%
       30     Advantest Corporation (Semiconductor) ..............         1,619
   34,000     Bridgestone Corporation (Auto/Auto Parts) ..........       806,538
   92,000     Kirin Brewery Company (Food & Beverage) ............       871,628
   24,300     Meitec (Software Systems) ..........................       843,567
  277,000     Nissan Motor Company** (Auto/Auto Parts) ...........       875,454
   14,300     Sony Corporation (Electronics) .....................     1,235,879
   12,000     TDK Corporation (Electronics) ......................       889,564
                                                                       ---------
                                                                       5,524,249
Netherlands - 7.0%
   22,800     ASM Lithography Holding N.V.+
              (Semiconductor) ....................................       661,913
   17,000     International Nederlanden Groep N.V ................
              (Banks) ............................................     1,114,014
   29,100     Ispat International N.V. (Metals & Mining) .........       545,625
   14,150     Philips Electronics N.V. (Electronics) .............     1,190,392
   13,200     Unilever N.V., ADR
              (Cosmetics & Personal Care) ........................     1,041,975
                                                                       ---------
                                                                       4,553,919
New Zealand - 1.6%
  106,000     Telecommunications Corporation of New
              Zealand** (Telephone/Networks) .....................       437,947
  270,000     Telecommunications Corporation of New
              Zealand, Installment Receipts**
              (Telephone/Networks) ...............................       577,433
                                                                       ---------
                                                                       1,015,380
Portugal - 2.5%
   24,630     Portugal Telecom S.A. (Telephone/Networks) .........     1,306,217
    1,750     Telecel-Communicacaoes Pessoais S.A.+
              (Telephone/Wireless) ...............................       310,943
                                                                       ---------
                                                                       1,617,160
Singapore - 0.9%
   14,600       Creative Technology Ltd.+
                (Computers & Office Equipment) .................         177,626
   33,600       Creative Technology Ltd., ADR**+
                (Computers & Office Equipment) .................         416,850
                                                                       ---------
                                                                         594,476
Spain - 4.6%
   41,280       Argentaria (Banks) .............................         926,007
   24,698       Telefonica de Espana, ORD**
                (Telephone/Networks) ...........................       1,141,890
   73,200       Union Electrica Fenosa, S.A.+
                (Electric Utilities) ...........................         942,744
                                                                       ---------
                                                                       3,010,641


The accompanying notes are an integral part of these financial statements.

-------------------------
   The Montgomery Funds
-------------------------
International Growth Fund
-------------------------
        Investments

COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

Sweden - 2.5%
     31,850   Ericsson (L.M.) Telephone Company, Class B
              (Telecommunications Equipment)......................$     930,538
     23,600   Forenings Sparbanken AB, Swedbank
              Banks)..............................................      710,219
                                                                        -------
                                                                      1,640,757
Switzerland - 3.1%
        379   Baer (Julius) Holdings AG-B
              Diversified Financial Services) ....................    1,187,581
        490   Novartis AG (Pharmacy/Drugs) .......................      816,721
                                                                        -------
                                                                      2,004,302
United Kingdom - 12.2%
    114,148   Amvescap PLC (Investment Management) ...............    1,114,969
    113,000   Cable & Wireless Communications PLC
              (Telephone/Wireless) ...............................    1,144,320
     30,353   Glaxo Wellcome PLC (Pharmacy/Drugs) ................      911,740
    139,854   Orange PLC (Telephone/Wireless) ....................    1,482,815
     67,118   Railtrack Group PLC (Railroad) .....................    1,646,263
     40,863   Reckitt and Coleman PLC
              (Cosmetics & Personal Care) ........................      780,539
     59,192   United Utilities PLC, ORD (Water Utilities) ........      861,329
                                                                        -------
                                                                      7,941,975

TOTAL COMMON STOCKS
(Cost $43,490,066)................................................   53,317,625
                                                                     ----------
PREFERRED STOCK - 2.0%
(Cost $1,794,287)
Brazil - 2.0%
  5,800,000   Telec de Minas Gerais S.A. .........................
              (Telephone/Regional-Local) .........................      403,700
 15,800,000   Telecomunicacoes de Minas Gerais-Telemig,
              Series C+ (Telecommunications/Other) ...............      478,146
  4,800,000   Telesp Celular S.A., Series B+
              (Telephone/Wireless) ...............................      398,426
                                                                        -------
                                                                      1,280,272
CONVERTIBLE BONDS - 3.2%
(Cost $2,096,380)
Japan - 3.2%
172,000,000   Asahi Bank, 0.500% due 08/01/07 (Banks) ............    1,159,976
100,000,000   Sumitomo Bank & Trust,
              0.500% due 10/01/07*** (Banks) .....................      611,123
 50,000,000   Sumitomo Bank & Trust,
              0.500% due 10/01/07 (Banks) ........................      305,562
                                                                        -------
                                                                      2,076,661


RIGHTS - 0.0%#
(Cost $441)
      3,567   Telec de Minas Gerais S.A., Rights, Expire
              07/14/98+ (Telephone/Regional-Local)................ $          0

REPURCHASE AGREEMENTS - 13.5%
Principal Amount
 $4,356,000   Agreement with Bear Stearns, 6.35% dated
              06/30/98, to be repurchased at $4,356,768 on
              07/01/98, collateralized by $4,443,120 market
              value of U.S. government securities, having
              various maturities and various interest rates.......    4,356,000

  4,356,000   Agreement with Greenwich Capital Markets,
              Tri-Party, 6.30% dated 06/30/98, to be
              repurchased at $4,356,762 on 07/01/98,
              collateralized by $4,433,120 market value
              of U.S. government securities, having various
              maturities and various interest rates...............    4,356,000
                                                                      ---------

TOTAL REPURCHASE AGREEMENTS
(Cost $8,712,000).................................................    8,712,000
                                                                      ---------

TOTAL INVESTMENTS - 100.9%
(Cost $56,093,174*)...............................................   65,386,558

OTHER ASSETS AND LIABILITIES - (0.9%)
(Net).............................................................     (561,878)
                                                                        -------

NET ASSETS - 100%................................................$   64,824,680
                                                                     ==========

*   Aggregate cost for federal tax purposes was $56,128,612.
** Securities on loan at June 30, 1998, which have an aggregate market value of $6,135,091, represent 9.46% of the total net assets of the Fund (see note 4 to Financial Statements).
*** Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+   Non-income producing security.
#   Amount represents less than 0.1%.


Abbreviations:
ADR   American Depositary Receipt
ORD   Ordinary


The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                International
                                                                Small Cap Fund
                                                            --------------------
                                                            Portfolio Highlights


================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
John Boich, CFA........................................ Senior Portfolio Manager


================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/98

--------------------------------------------------------------------------------
                                   Montgomery
                          International Small Cap Fund
Since inception (9/30/93)................................................  8.86%
One year.................................................................  4.46%
Three years.............................................................. 15.18%

--------------------------------------------------------------------------------
                           Salomon Smith Barney World
                         Extended (ex-U.S.) Market Index
Since 9/30/93............................................................  4.96%
One year.................................................................  0.56%
Three years..............................................................  6.33%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                        Growth of a $10,000 Investment


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY INT'L SMALL CAP(R)
Initial Investment:      $10,000        Period: 09/30/93 - 06/98
This a no load fund.

                         Growth of      Value of        Growth of
                         Initial        Reinvested      Investment with
Date           NAV       Investment     Distributions   Distributions Reinvested
09/30/93      12.00         $10,000         $    0            $10,000
09/93         12.00         $10,000         $    0            $10,000
10/93         12.52         $10,433         $    0            $10,433
11/93         12.59         $10,492         $    0            $10,492
12/93         13.61         $11,342         $    0            $11,342
01/94         14.54         $12,117         $    0            $12,117
02/94         14.50         $12,083         $    0            $12,083
03/94         13.39         $11,158         $    0            $11,158
04/94         12.98         $10,817         $    0            $10,817
05/94         12.75         $10,625         $    0            $10,625
06/94         12.02         $10,017         $    0            $10,017
07/94         12.54         $10,450         $    0            $10,450
08/94         12.99         $10,825         $    0            $10,825
09/94         12.62         $10,517         $    0            $10,517
10/94         12.77         $10,642         $    0            $10,642
11/94         11.94         $ 9,950         $    1            $ 9,951
12/94         11.80         $ 9,833         $    2            $ 9,835
01/95         11.18         $ 9,317         $    1            $ 9,318
02/95         11.29         $ 9,408         $    1            $ 9,409
03/95         11.16         $ 9,300         $    1            $ 9,301
04/95         11.45         $ 9,542         $    1            $ 9,543
05/95         11.56         $ 9,633         $    2            $ 9,635
06/95         11.75         $ 9,792         $    1            $ 9,793
07/95         12.34         $10,283         $    2            $10,285
08/95         12.31         $10,258         $    2            $10,260
09/95         12.90         $10,750         $    1            $10,751
10/95         12.78         $10,650         $    1            $10,651
11/95         12.68         $10,567         $   19            $10,586
12/95         13.16         $10,967         $   20            $10,987
01/96         13.67         $11,392         $   21            $11,413
02/96         13.69         $11,408         $   21            $11,429
03/96         13.98         $11,650         $   21            $11,671
04/96         14.57         $12,142         $   22            $12,164
05/96         14.96         $12,467         $   23            $12,490
06/96         14.86         $12,383         $   23            $12,406
07/96         14.37         $11,975         $   22            $11,997
08/96         14.79         $12,325         $   23            $12,348
09/96         14.88         $12,400         $   23            $12,423
10/96         14.71         $12,258         $   23            $12,281
11/96         15.30         $12,750         $   23            $12,773
12/96         15.13         $12,608         $   23            $12,631
01/97         15.62         $13,017         $   24            $13,041
02/97         15.81         $13,175         $   24            $13,199
03/97         15.61         $13,008         $   24            $13,032
04/97         15.48         $12,900         $   24            $12,924
05/97         16.72         $13,933         $   26            $13,959
06/97         17.16         $14,300         $   26            $14,326
07/97         17.00         $14,167         $   26            $14,193
08/97         16.64         $13,867         $   25            $13,892
09/97         16.91         $14,092         $   26            $14,118
10/97         15.86         $13,217         $   24            $13,241
11/97         14.99         $12,492         $   23            $12,515
12/97         12.68         $10,567         $1,966            $12,533
01/98         13.11         $10,925         $2,033            $12,958
02/98         14.18         $11,817         $2,199            $14,016
03/98         15.17         $12,642         $2,353            $14,995
04/98         15.39         $12,825         $2,387            $15,212
05/98         15.36         $12,800         $2,382            $15,182
06/98         15.14         $12,617         $2,348            $14,965

--------------------------------------------------------------------------------------------------------------
                                         From           From
1 Month                               Inception      Inception       1 Year           3 Year         3 Year
Return        Date        Value       Cumulative     Annualized    Cumulative       Cumulative      Annualized
--------------------------------------------------------------------------------------------------------------
             9/30/93    10,000.00
-0.3600%    10/31/93     9,964.00      -0.3600%
-8.3700%    11/30/93     9,130.01      -8.6999%
 6.4400%    12/31/93     9,717.99      -2.8201%
 9.9900%     1/31/94    10,688.81       6.8881%
 0.7000%     2/28/94    10,763.63       7.6363%
-1.6400%     3/31/94    10,587.11       5.8711%
 3.0000%     4/30/94    10,904.72       9.0472%
-1.4300%     5/31/94    10,748.79       7.4879%
 2.1000%     6/30/94    10,974.51       9.7451%
 1.1400%     7/31/94    11,099.62      10.9962%
 1.0600%     8/31/94    11,217.28      12.1728%
-2.8600%     9/30/94    10,896.46       8.9646%        8.9646%       8.9646%
 1.8100%    10/31/94    11,093.69      10.9369%       10.0392%      11.3377%
-6.2400%    11/30/94    10,401.44       4.0144%        3.4299%      13.9258%
 1.3400%    12/31/94    10,540.82       5.4082%        4.2965%       8.4671%
-3.2500%     1/31/95    10,198.24       1.9824%        1.4791%      -4.5895%
-1.4600%     2/28/95    10,049.35       0.4935%        0.3488%      -6.6361%
 4.2500%     3/31/95    10,476.45       4.7645%        3.1545%      -1.0453%
 3.0000%     4/30/95    10,790.74       7.9074%        4.9319%      -1.0453%
-1.7500%     5/31/95    10,601.90       6.0190%        3.5711%      -1.3665%
-1.2300%     6/30/95    10,471.50       4.7150%        2.6708%      -4.5834%
 5.8300%     7/31/95    11,081.99      10.8199%        5.7652%      -0.1589%
-2.5300%     8/31/95    10,801.61       8,0161%        4.1027%      -3.7056%
 0.7800%     9/30/95    10,885.87       8.8587%        4.3354%      -0.0972%
-2.8800%    10/31/95    10,572.35       5.7235%        2.7055%      -4.6994%
 1.0600%    11/30/95    10,684.42       6.8442%        3.1020%       2.7206%
 3.8300%    12/31/95    11,093.63      10.9363%        4.7164%       5.2445%
 1.7800%     1/31/96    11,291.10      12.9110%        5.3334%      10.7161%
 1.5600%     2/29/96    11,467.24      14.6724%        5.8293%      14.1093%
 2.2970%     3/31/96    11,730.64      17.3064%        6.5893%      11.9716%
 5.2588%     4/30/96    12,347.54      23.4754%        8.5044%      14.4271%
-0.8120%     5/31/96    12,247.27      22.4727%        7.8927%      15.5196%
 0.0130%     6/30/96    12,248.87      22.4887%        7.6532%      16.9734%
-3.7815%     7/31/96    11,785.68      17.8568%        5.9653%       6.3498%
 1.0143%     8/31/96    11,905.22      19.0522%        6.1531%      10.2170%
 0.5558%     9/30/96    11,971.39      19.7139%        6.1755%       9.9719%          19.7139%        6.1930%
-0.3928%    10/31/96    11,924.37      19.2437%        5.8657%      12.7882%          19.6745%        6.1813%
 1.6355%    11/30/96    12,119.40      21.1940%        6.2517%      13.4305%          32.7424%        9.9203%
-1.8394%    12/31/96    11,896.48      18.9648%        5.4803%       7.2370%          22.4171%        6.9878%
-2.1610%     1/31/97    11,639.40      16.3940%        4.6505%       3.0847%           8.8932%        2.8860%
 1.6800%     2/28/97    11,834.94      18.3494%        5.0548%       3.2065%           9.9530%        3.2103%
-1.3259%     3/31/97    11,678.01      16.7801%        4.5300%      -0.4487%          10.3041%        3.3200%
-1.4950%     4/30/97    11,503.43      15.0343%        3.9858%      -6.8362%           5.4903%        1.7959%
 6.4076%     5/31/97    12,240.52      22,4052%        5.6656%      -0.0551%          13.8782%        4.4230%
 2.2608%     6/30/97    12,517.26      25.1726%        6.1690%       2.1911%          14.0575%        4.4778%
 1.5131%     7/31/97    12,706.65      27.0665%        6.4443%       7.8144%          14.4783%        4.6060%
-4.2700%     8/31/97    12,164.08      21.6408%        5.1238%       2.1743%           8.4406%        2.7354%
 1.7800%     9/30/97    12,380.60      23.8060%        5.4799%       3.4182%          13.6204%        4.3443%
-3.9500%    10/31/97    11,891.57      18.8157%        4.3293%      -0.2751%           7.1922%        2.3399%
-4.4600%    11/30/97    11,361.20      13.6120%        3.1078%      -6.2560%           9.2272%        2.9829%
-2.2100%    12/31/97    11,110.12      11.1012%        2.5050%      -6.6100%           5.4009%        1.7672%
 4.1700%     1/31/98    11,573.41      15.7341%        3.4245%      -0.5669%          13.4844%        4.3026%
 7.4600%     2/28/98    12,436.79      24.3679%        5.0617%       5.0854%          23.7571%        7.3566%
 4.7000%     3/31/98    13,021.32      30.2132%        6.0403%      11.5028%          24.2913%        7.5107%
 0.7600%     4/30/98    13,120.28      31.2028%        6.1040%      14.0554%          21.5883%        6.7263%
 1.8600%     5/31/98    13,364.32      33.6432%        6.4089%       9.1809%          26.0558%        8.0166%
-2.9200%     6/30/98    12,974.08      29.7408%        5.6336%       3.6496%          23.8990%        7.3975%

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                                    LIPPER
                            INTERNATIONAL SMALL CAP
                                      AVE

                                   9/93-6/98

DATE           RETURN          VALUE
Sep-83                          $10,000
Oct-93                        10492.44
Nov-93                        10254.07
Dec-83                        11222.30
Jan-94                        12132.78
Feb-94                        12134.62
Mar-94                        11585.28
Apr-94                        11706.52
May-94                        11611.62
Jun-94                        11370.82
Jul-94                        11628.64
Aug-94                        11935.75
Sep-94                        11639.84
Oct-94                        11749.61
Nov-94                        11076.17
Dec-94                        10927.22
Jan-95                        10476.14
Feb-95                        10512.66
Mar-95                        10486.62
Apr-95                        10835.54
May-95                        10942.92
Jun-95                        11049.80
Jul-95                        11582.40
Aug-95                        11421.31
Sep-95                        11648.45
Oct-95                        11341.74
Nov-95                        11232.78
Dec-95                        11554.34
Jan-96                        11946.27
Feb-96                        12203.36
Mar-96                        12419.19
Apr-96                        12853.14
May-96                        13075.09
Jun-96                        13140.47
Jul-96                        12682.81
Aug-96                        12895.08
Sep-96                        12973.36
Oct-96                        13010.08
Nov-96                        13395.03
Dec-96                        13507.89
Jan-97                        13658.66
Feb-97                        13856.64
Mar-97                        13811.36
Apr-97                        13646.40
May-97                        14353.95
Jun-97                        14737.35
Jul-97                        14725.37
Aug-97                        14313.30
Sep-97                        14750.79
Oct-97                        13937.76
Nov-97                        13519.25
Dec-97                        13378.45
Jan-98                        13587.50
Feb-98                        14580.08
Mar-98                        15489.02
Apr-98                        15802.42
May-98                        15927.91
Jun-98                        15433.47

                                       Lipper
                  Montgomery       International       Saloman Smith Barney
                 International     Small Cap Funds     World Extended (ex-U.S.)
Date            Small Cap Fund       Average/1/            Market Index/2/

9/93               $10,000              $10,000                $10,000
6/98               $15,433              $14,965                $12,974

/1/ The Lipper International Small Cap Funds Average universe consists of six funds.

/2/ The Salomon Smith Barney World Extended (ex-U.S.) Market Index is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 21 countries. Within this index, the Extended (ex-U.S.) Market Index defines the small-capitalization stock universe.


INVESTMENT REVIEW

Q: How did the Fund perform over the past year?

A: For the 12 months ended June 30, the Fund recorded a gain of 4.46%, compared with its main benchmark, the unmanaged Salomon Smith Barney World Extended (ex-U.S.) Market Index (SB EMI ex-U.S.), which gained 0.56%. We underperformed against the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE), however, which generated a return of 6.10%. The SB EMI ex-U.S., which tracks small-cap stocks in the world's developed markets outside the United States, provides a more relevant benchmark than the MSCI EAFE, which comprises some of the very largest stocks in those markets.

Over the past six months to June 30, 1998, the performance of the Fund improved over that of the first six months of the financial year. The Fund recorded a gain of 19.4%, compared with 16.8% for the SB EMI ex-U.S. and 15.9% for the MSCI EAFE. The Fund also garnered a four-star rating from Morningstar for its risk/return profile over the three-year period ended June 30, 1998. The Fund was rated against 778 international equity funds.

Q: What factors explain the Fund's performance?

A: A major factor explaining the Fund's strong performance is our disciplined approach to stock selection in various industry sectors. In Europe, for example, the transportation sector is performing well; our investments in this sector are up overall more than the U.K. market as a whole. National Express, a U.K.-based operator of trains and buses, was up 41% for the year. The positive trend in the transportation sector is migrating from the United Kingdom to continental Europe this year, so we remain optimistic about that sector. We also continue to seek opportunities to capitalize on the world's most promising economic trends, including the rapid growth in technology (20% of assets), consumer cyclicals (18%) and services (16%).

Additionally, our relatively underweight position in Japan, with only 9% of Fund assets invested, added to our performance. We continue to be overweighted in Europe (62% of assets), with its environment of relatively low interest rates, low inflation and moderate economic growth. As valuations of large-cap stocks are driven higher, investors are looking for alternative investments in Europe, which is helping fuel the growth of European small-cap stocks. The deregulation of the pension fund system in Europe, combined with corporate restructuring, has also helped buoy returns there.

Q: Were there any disappointments?

A: Japan has continued to be a disappointment. Policy changes announced by the government designed to boost the ailing economy have not met investor expectations so far in 1998. We continue to look for Japanese companies that are essentially "self-reforming," that is, firms that are instituting change on their own. Good examples include Fast Retailing and Otsuka, which are both domestic retailers. On the other hand, retailers such as Laox and Mirai continue to

---------------------
The Montgomery Funds
---------------------
    International
   Small Cap Fund
---------------------
Portfolio Highlights


================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Smartone Telecommunications ............................................    3.4%
Flextronics International Ltd...........................................    3.3%
V-Tech Holdings Ltd.....................................................    3.1%
Henlys Group PLC .......................................................    3.0%
Baron de Ley, S.A ......................................................    2.5%
Tyndall Australia Ltd...................................................    2.4%
Technomatrix Technologies Ltd...........................................    2.3%
Schaltbau AG ...........................................................    2.3%
Aker Maritime ASA ......................................................    2.3%
Manuli Rubber Industries SpA ...........................................    2.2%


================================================================================
                               TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Germany ................................................................   11.7%
United Kingdom .........................................................   11.3%
Japan ..................................................................    9.4%
China/Hong Kong ........................................................    6.5%
Italy ..................................................................    6.0%


come under pressure from the downdrafts in the Japanese economy despite good long-term fundamentals.

Q: The strength of the U.S. dollar against the Japanese yen and other currencies made headlines over the past year. How do currency trends like this affect the Fund's strategy?

A: It appears that the strength of the dollar we have been seeing over the past two and a half years is abating due to relative shifts in economic momentum. The U.S. economy is decelerating, and the European economies are accelerating. The opposite is true for Japan. The yen has weakened dramatically against the dollar. Our strategy going forward will depend on the Japanese reform package. If the government delivers when Japan announces its reform package, our position in Japan will quickly increase. If the government continues to disappoint, we will remain extremely underweighted in Japan.

Q: Why invest in small-cap stocks now?

A: There are many dynamic small companies outside the United States, and most of them have not yet been discovered by investors. There continue to be material inefficiencies in the small-cap market, because it is undercovered and undervalued compared with large-cap stocks. With the International Small Cap Fund, our goal is to capitalize on this valuation gap between large and small companies.


Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/98. The ratings are subject to change every month. Past performance is no guarantee of future results. The ratings are calculated from the funds' three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of funds in a rating universe receive five stars, and the next 22.5% receive four stars.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. There are also risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                               International
                                                              Small Cap Fund
                                                           ---------------------
                                                                Investments

PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 90.3%
    Shares                                                        Value (Note 1)

Australia - 2.6%
   940,388    Tyndall Australia Ltd.
              (Diversified Financial Services) ...................$    1,225,867
    70,088    Tyndall Australia Ltd., Bonus Shares+
              (Diversified Financial Services) ...................        87,014
                                                                       ---------
                                                                       1,312,881
Austria - 1.7%
     6,593    Voest Alpine Eisenbahnsystem
              (Heavy Construction) ...............................       880,799

Canada - 1.7%
    31,200    Cognos Inc.+ (Software Systems) ....................       831,675
    51,640    InMedia Presentations Inc.+ (Software Systems) .....        29,828
                                                                       ---------
                                                                         861,503
China/Hong Kong - 6.5%
   695,000    Smartone Telecommunications
              (Telephone/Wireless) ...............................     1,695,341
   422,000    V-Tech Holdings Ltd. (Electronics) .................     1,571,335
                                                                       ---------
                                                                       3,266,676
Finland - 0.6%
     6,730    Helsingin Puhelin Oyj (Telephone/Networks) .........       313,777

France - 2.4%
     4,145    Assurances Banque Populaire (Insurance) ............       431,249
    16,800    Dassault Systemes S.A., ADR
              (Computers & Office Equipment) .....................       797,475
                                                                       ---------
                                                                       1,228,724
Germany - 11.7%
       955    Axel Springer Verlag, Class A
              (Newspapers/Publishing) ............................       704,426
    30,250    Eurobike AG (Retail Trade) .........................       788,503
    14,600    Kiekart AG (Auto/Auto Parts) .......................       825,911
    13,030    Schaltbau AG (Railroad) ............................     1,170,684
    34,200    Turbon International AG (Business Services) ........       741,623
    14,960    Vossloh AG (Building Materials) ....................       954,135
    16,500    Winkler & Duennebler AG+
              (Machinery & Tools) ................................       741,223
                                                                       ---------
                                                                       5,926,505
Ireland - 3.2%
   284,294    Anglo Irish Bank Corporation (Banks) ...............       764,424
    22,500    Esat Telecom Group PLC, ADR+
              (Telephone/Networks) ...............................       852,188
                                                                       ---------
                                                                       1,616,612
Israel - 4.3%
    48,200    ForSoft Ltd.+ (Software Systems) ...................       732,038
    39,000    Paradigm Geophysical Ltd.+
              (Software Systems) .................................       275,438
    58,900    Technomatrix Technologies Ltd.+
              (Software Systems) .................................     1,179,841
                                                                       ---------
                                                                       2,187,317
Italy - 6.0%
    79,000    Credito Agrario Bresciano (Banks) ..................       960,405
    36,800    Industrie Natuzzi SpA, Sponsored ADR
              (Home Appliance) ...................................       956,800
   207,300    Manuli Rubber Industries SpA,
              (Auto/Auto Parts) ..................................     1,120,068
                                                                       ---------
                                                                       3,037,273
Japan - 9.4%
    29,500    Fast Retailing Company Ltd. (Retail Trade) .........       277,356
    12,000    Fuso Lexel Inc. (Real Estate) ......................        37,752
   101,000    Laox (Retail Trade) ................................       624,539
    31,100    Meitec (Software Systems) ..........................     1,079,627
    45,000    Mirai Industry Company, Ltd.
              (Building Materials)*** ............................       379,149
    26,000    Nissin Company Ltd.
              (Diversified Financial Services) ...................       479,497
    17,900    Otsuka Kagu Ltd. (Home Appliance) ..................       828,524
   111,000    Sawako Corporation (Real Estate)*** ................     1,035,583
                                                                       ---------
                                                                       4,742,027
Netherlands - 1.4%
    21,300    Ordina Beheer NV+ (Business Services) ..............       690,562

New Zealand - 0.6%
    46,300    Trans Rail Holdings, ADR (Railroad) ................       305,291

Norway - 5.8%
    64,900    Aker Maritime ASA (Oil)*** .........................     1,143,277
   346,000    Choice Hotels Scandanavia ASA+ (Lodging) ...........     1,038,429
    78,600    CN Selmer A.S. (Heavy Construction) ................       748,718
                                                                       ---------
                                                                       2,930,424
Poland - 1.5%
    44,700    Prokom Software, ADR (Business Services) ...........       767,723

Portugal - 0.6%
    1,730     Telecel-Comunicacaoes Pessoais S.A.+
              (Telephone/Wireless) ...............................       307,389

Russia - 3.8%
   16,600     Global TeleSystems Group Inc., ADR***+
              (Telephone/Networks) ...............................       807,175
   24,700     Vimpel-Communications, ADR+
              (Telephone/Wireless) ...............................     1,105,325
                                                                       ---------
                                                                       1,912,500
Singapore - 3.3%
   37,900     Flextronics International Ltd.+ (Electronics) ......     1,647,466

Spain - 5.4%
    6,415     Azkoyen S.A. (Consumer Services) ...................       985,990
   37,950     Baron de Ley S.A.+ (Food & Beverage) ...............     1,259,638
   20,900     Cortefiel S.A.*** (Retail Trade) ...................       456,567
                                                                       ---------
                                                                       2,702,195


The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
    International
   Small Cap Fund
---------------------
     Investments


COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

Sweden - 2.5%
    63,000     Munters AB (Machinery & Tools) ..................$        687,273
    16,400     Scandic Hotels AB (Lodging) ......................        596,364
                                                                         -------
                                                                       1,283,637
Switzerland - 4.0%
     2,900     Fotolabo SA (Photography)*** .....................        953,708
     3,850     SAIA-Burgess Electronics AG (Electronics) ........      1,037,311
                                                                       ---------
                                                                       1,991,019
United Kingdom - 11.3%
   172,100     Avis Europe PLC (Consumer Services) ..............        777,296
    66,400     Delphi Group PLC (Business Services) .............        656,893
    26,800     ECsoft Group PLC, ADR (Business Services) ........        860,950
 1,529,000     Freepages Group PLC+
               (Broadcasting/Advertising) .......................        963,746
   170,174     Henlys Group PLC (Auto/Auto Parts) ...............      1,498,835
    57,350     National Express Group PLC (Railroad) ............        927,409
                                                                         -------
                                                                       5,685,129
TOTAL COMMON STOCKS
               (Cost $41,431,591) ...............................     45,597,429

WARRANTS - 0.2%
(Cost $177,771)
Canada - 0.2%
   196,096     InMedia Presentations Inc., Warrants,
               Expire 10/19/98**+ (Software Systems) ............        113,268
                                                                         -------
TOTAL SECURITIES
(Cost $41,609,362) ..............................................     45,710,697
                                                                      ----------
REPURCHASE AGREEMENTS - 7.2%
Principal Amount
 $1,803,500    Agreement with Greenwich Capital Markets,
               6.30% dated 06/30/98, to be repurchased at
               $1,803,811 on 07/01/98, collateralized by
               $1,839,570 market value of U.S. government
               securities, having various maturities and
               various interest rates ...........................      1,803,500

  1,803,500    Agreement with UBS, Tri-Party, 6.30%
               dated 06/30/98, to be repurchased at
               $1,803,811 on 07/01/98, collateralized
               by $1,839,570 market value of U.S.
               government securities, having various
               maturities and various interest rates ............      1,803,500
                                                                       ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $3,607,000) ...............................................      3,607,000
                                                                       ---------
TOTAL INVESTMENTS - 97.7%
(Cost $45,216,362*)..............................................$    49,317,697

OTHER ASSETS AND LIABILITIES - 2.3%
(Net)............................................................      1,178,121
                                                                       ---------

NET ASSETS - 100.0%..............................................$    50,495,818
                                                                      ==========

*   Aggregate cost for federal tax purposes was $45,401,046.
** Illiquid security or special situation security (see note 6 to Financial Statements).
*** Security on loan at June 30, 1998, has an aggregate market value of
    $3,190,594, which represents 6.32% of the total net assets of the Fund (see note 4 to Financial Statements).
+   Non-income producing security.


Abbreviations:
ADR   American Depositary Receipt
ORD   Ordinary


The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                           Emerging Markets Fund
                                                           ---------------------
                                                            Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform during the year?

A: The year ended June 30, 1998, was the most difficult 12-month period since the Fund's inception in 1992. The Fund returned -39.20%, compared with -38.58% for the International Finance Corporation (IFC) Global Composite Index. Of the 33 emerging markets included in the index, only eight showed positive results for the year. Most markets suffered double-digit losses. Russia, Indonesia and Thailand declined by more than 50%.

Q: What were some of the contributing factors?

A: The global rout can be traced largely to events in Southeast Asia, where a series of currency devaluations dampened investor sentiment considerably in 1997. The markets rebounded sharply in the first quarter after the announcement of several bailout packages sponsored by the International Monetary Fund (IMF), but sentiment again turned sour when a declining yen and a confirmed recession in Japan renewed worries that Southeast Asian economies would suffer additional devaluations. The financial turmoil was aggravated by noneconomic events including riots in Indonesia and nuclear testing in India and Pakistan.

The IFC Global Latin America Index declined 25% for the year. Latin American markets were hurt by the general decline in investor sentiment for emerging markets as well as concerns about lower commodities prices. Latin America is an important supplier of agricultural products and metals. A drop in the price of oil added to already negative investor sentiment in Venezuela, given that economy's reliance on oil-related exports. Brazil was hard hit by profit taking despite the implementation of major privatization programs. The Argentinean market dropped, too, on concerns about its ability to maintain its convertibility plan when other emerging markets currencies have become more competitive. Chile, which fared relatively well following the devaluation of the Mexican peso in 1994, also suffered in recent months due to lower copper prices (its main export item) and because roughly one-third of its exports go to Asia.

Among the group, the developing markets of Europe displayed the best performance. Investors sought safety from Asia in such countries such as Poland and Hungary, which stand to benefit from next year's Economic and Monetary Union (EMU) and which are candidates for accession to the European Union. The standouts, however, were Greece and Portugal, returning 46.3% and 56.6%, respectively, due to significant declines in interest rates.

Q: What was the Fund's strategy in Asia?

A: Throughout the year, we maintained an underweight position in

Asian markets, given the region's negative economic outlook. At the end of June, the combined holdings in Korea, Malaysia, the Philippines and Thailand amounted to less than 7% of assets. The Fund has no exposure to Indonesia, the most troubled market in our estimation. Having such light positions helped us in 1997 but hindered our relative performance in the first quarter of 1998, when several Asian markets rebounded sharply.

================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Josephine Jimenez, CFA ..............................      Sr. Portfolio Manager
Bryan Sudweeks, Ph.D., CFA ..........................                    Senior
                                                               Portfolio Manager
Frank Chiang ........................................          Portfolio Manager
Jesus Isidoro Duarte ................................          Portfolio Manager
Jose Fiuza .......................................... Regional Portfolio Manager
Stuart Quint, CFA ................................... Regional Portfolio Manager

================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/98
--------------------------------------------------------------------------------
                        Montgomery Emerging Markets Fund
Since inception (3/1/92)...............................................   1.63%
One year............................................................... (39.20%)
Five years.............................................................  (0.01%)

--------------------------------------------------------------------------------
                           IFC Global Composite Index
Since 3/1/92...........................................................   0.23%
One year............................................................... (38.58%)
Five years.............................................................   0.38%

--------------------------------------------------------------------------------
                        MSCI Emerging Markets Free Index
Since 3/1/92...........................................................   1.76%
One year............................................................... (39.08%)
Five years.............................................................   0.45%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS                  PAGE 1
                                                                        07/10/98


MONTGOMERY EMERGING MKTS(R)
Initial Investment:  $10,000        Period: 03/01/92 - 06/98
This is a no load fund.


                         Growth of           Value of           Growth of
                         Initial             Reinvested         Investment with
Date           NAV       Investment          Distributions      Distributions Reinvested
03/01/92      10.00         $10,000              $    0               $10,000
03/92          9.97         $ 9,970              $    0               $ 9,970
04/92         10.01         $10,010              $    0               $10,010
05/92         10.14         $10,140              $    0               $10,140
06/92          9.96         $ 9,960              $    0               $ 9,960
07/92          9.75         $ 9,750              $    0               $ 9,750
08/92          9.42         $ 9,620              $    0               $ 9,620
09/92          9.57         $ 9,570              $    0               $ 9,570
10/92          9.95         $ 9,950              $    0               $ 9,950
11/92          9.88         $ 9,880              $    0               $ 9,880
12/92         10.02         $10,020              $   11               $10,031
01/93         10.23         $10,230              $   12               $10,242
02/93         10.33         $10,330              $   12               $10,342
03/93         10.47         $10,470              $   12               $10,482
04/93         10.69         $10,690              $   12               $10,702
05/93         10.91         $10,910              $   12               $10,922
06/93         11.07         $11,070              $   13               $11,083
07/93         11.25         $11,250              $   13               $11,263
08/93         11.92         $11,920              $   14               $11,934
09/93         12.31         $12,310              $   14               $12,324
10/93         13.28         $13,280              $   15               $13,295
11/93         13.40         $13,400              $  289               $13,689
12/93         15.58         $15,580              $  336               $15,916
01/94         15.77         $15,770              $  340               $16,110
02/94         15.28         $15,280              $  329               $15,609
03/94         14.14         $14,140              $  305               $14,445
04/94         14.07         $14,070              $  303               $14,373
05/94         14.42         $14,420              $  311               $14,731
06/94         13.68         $13,680              $  295               $13,975
07/94         14.47         $14,470              $  312               $14,782
08/94         15.87         $15,870              $  342               $16,212
09/94         16.09         $16,090              $  347               $16,437
10/94         16.02         $16,020              $  345               $16,365
11/94         14.49         $14,490              $1,101               $15,591
12/94         13.65         $13,650              $1,037               $14,687
01/95         12.24         $12,240              $  930               $13,170
02/95         12.26         $12,260              $  931               $13,191
03/95         12.18         $12,180              $  925               $13,105
04/95         12.39         $12,390              $  941               $13,331
05/95         13.16         $13,160              $1,000               $14,160
06/95         13.17         $13,170              $1,000               $14,170
07/95         13.54         $13,540              $1,029               $14,569
08/95         13.01         $13,010              $  988               $13,998
09/95         12.86         $12,860              $  977               $13,837
10/95         12.38         $12,380              $  940               $13,320
11/95         12.00         $12,000              $  912               $12,912
12/95         12.41         $12,410              $  943               $13,353
01/96         13.23         $13,230              $1,005               $14,235
02/96         12.93         $12,930              $  982               $13,912
03/96         13.17         $13,170              $1,000               $14,170
04/96         13.84         $13,840              $1,051               $14,891
05/96         14.09         $14,090              $1,070               $15,160
06/96         14.19         $14,190              $1,078               $15,268
07/96         13.31         $13,310              $1,011               $14,321
08/96         13.73         $13,730              $1,043               $14,773
09/96         13.82         $13,820              $1,050               $14,870
10/96         13.46         $13,460              $1,095               $14,555
11/96         13.76         $13,760              $1,119               $14,879
12/96         13.87         $13,870              $1,128               $14,998
01/97         14.94         $14,940              $1,215               $16,155
02/97         15.43         $15,430              $1,255               $16,685
03/97         15.07         $15,070              $1,226               $16,296
04/97         15.08         $15,080              $1,226               $16,306
05/97         15.64         $15,640              $1,272               $16,912
06/97         16.85         $16,850              $1,370               $18,220
07/97         17.45         $17,450              $1,419               $18,869
08/97         15.58         $15,580              $1,267               $16,847
09/97         16.20         $16,200              $1,318               $17,518
10/97         13.38         $13,380              $1,088               $14,468
11/97         12.93         $12,930              $1,052               $13,982
12/97         12.93         $12,930              $1,597               $14,527
01/98         11.44         $11,440              $1,413               $12,853
02/98         12.22         $12,220              $1,509               $13,729
03/98         12.59         $12,590              $1,555               $14,145
04/98         12.73         $12,730              $1,572               $14,302
05/98         11.07         $11,070              $1,367               $12,437
06/98          9.86         $ 9,860              $1,218               $11,078


                  MSCI                               MSCI
           EMERGING FREE INDEX                EMERGING FREE INDEX
               ????????                           ?????????
          Feb-92         $10,000             Jan-96         $10,000
          Mar-92         $10,338             Feb-96         $ 9,341
          Apr-92         $10,267             Mar-96         $ 9,918
          May-92         $10,230             Apr-96         $10,314
          Jun-92         $ 9,216             May-96         $10,288
          Jul-92         $ 9,315             Jun-96         $10,332
          Aug-92         $ 8,8?1^            Jul-96         $ 9,628
          Sep-92         $ 8,811             Aug-96         $ 9,873
          Oct-92         $ 9,388             Sep-96         $ 9,958
          Nov-92         $ 9,281             Oct-96         $ 9,892
          Dec-92         $ 9,500             Nov-96         $ 9,855
          Jan-93         $ 9,606             Dec-96         $ ?,8?0^
          Feb-93         $ 9,787             Jan-97         $10,578
          Mar-93         $10,000             Feb-97         $11,028
          Apr-93         $10,322             Mar-97         $10,738
          May-93         $10,610             Apr-97         $10,757
          Jun-93         $10,825             May-97         $11,085
          Jul-93         $11,21?^            Jun-97         $11,657
          Aug-93         $12,160             Jul-97         $11,831
          Sep-93         $12,605             Aug-97         $10,325
          Oct-93         $13,750             Sep-97         $10,011
          Nov-93         $14,343             Oct-97         $ 8,870
          Dec-93         $16,714             Nov-97         $ 8,547
          Jan-94         $17,018             Dec-97         $ 8,753
          Feb-94         $16,718             Jan-98         $ 8,066
          Mar-94         $15,203             Feb-98         $ 8,908
          Apr-94         $14,89?^            Mar-98         $ 8,295
          May-94         $15,409             Apr-98         $ 8,103
          Jun-94         $14,954             May-98         $ 7,?33^
          Jul-94         $15,91?^            Jun-98         $ 7,101
          Aug-94         $17,891
          Sep-94         $18,0?4^
          Oct-94         $17,758
          Nov-94         $16,844
          Dec-94         $15,491
          Jan-95         $13,843
          Feb-95         $13,488
          Mar-95         $13,574
          Apr-95         $14,103
          May-95         $14,837
          Jun-95         $14,981
          Jul-95         $15,318
          Aug-95         $14,957
          Sep-95         $14,886
          Oct-95         $14,318
          Nov-95         $14,001
          Dec-95         $14,584
          Jan-96         $15,728
          Feb-96         $15,478
          Mar-96         $15,588
          Apr-96         $16,222
          May-96         $16,150
          Jun-96         $16,251
          Jul-96         $15,140
          Aug-96         $15,526
          Sep-96         $15,882
          Oct-96         $15,244
          Nov-96         $15,500
          Dec-96         $15,570
          Jan-97         $16,632
          Feb-97         $17,344
          Mar-97         $16,869
          Apr-97         $16,919
          May-97         $17,?09^
          Jun-97         $18,334
          Jul-97         $18,608
          Aug-97         $16,240
          Sep-97         $16,590
          Oct-97         $13,951
          Nov-97         $13,442
          Dec-97         $13,700
          Jan-98         $12,687
          Feb-98         $14,011
          Mar-98         $14,619
          Apr-98         $14,459
          May-98         $12,478
          Jun-98         $11,168

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS                  PAGE 1
                                                                        07/13/98

IFC-GLOBAL COMP INDEX T/R
Initial Investment: $10,000    Period: 02/92 - 06/98



                         Growth of           Value of           Growth of
                         Initial             Reinvested         Investment with
Date           NAV       Investment          Distributions      Distributions Reinvested
02/92        370.28         $10,000                   $0               $10,000
03/92        372.97         $10,073                   $0               $10,073
04/92        366.88         $ 9,908                   $0               $ 9,908
05/92        355.97         $ 9,614                   $0               $ 9,614
06/92        342.40         $ 9,247                   $0               $ 9,247
07/92        327.86         $ 8,854                   $0               $ 8,854
08/92        321.30         $ 8,677                   $0               $ 8,677
09/92        314.18         $ 8,485                   $0               $ 8,485
10/92        330.09         $ 8,915                   $0               $ 8,915
11/92        326.31         $ 8,813                   $0               $ 8,813
12/92        331.44         $ 8,951                   $0               $ 8,951
01/93        329.20         $ 8,891                   $0               $ 8,891
02/93        344.84         $ 9,313                   $0               $ 9,313
03/93        351.76         $ 9,500                   $0               $ 9,500
04/93        358.02         $ 9,669                   $0               $ 9,669
05/93        360.82         $ 9,745                   $0               $ 9,745
06/93        368.61         $ 9,955                   $0               $ 9,955
07/93        373.85         $10,096                   $0               $10,096
08/93        390.94         $10,558                   $0               $10,558
09/93        403.89         $10,908                   $0               $10,908
10/93        435.27         $11,755                   $0               $11,755
11/93        465.51         $12,572                   $0               $12,572
12/93        555.15         $14,993                   $0               $14,993
01/94        571.69         $15,439                   $0               $15,439
02/94        552.20         $14,913                   $0               $14,913
03/94        506.31         $13,674                   $0               $13,674
04/94        509.18         $13,751                   $0               $13,751
05/94        522.59         $14,113                   $0               $14,113
06/94        512.95         $13,853                   $0               $13,853
07/94        545.52         $14,733                   $0               $14,733
08/94        604.90         $16,336                   $0               $16,336
09/94        623.87         $16,849                   $0               $16,849
10/94        610.66         $16,492                   $0               $16,492
11/94        584.52         $15,786                   $0               $15,786
12/94        552.23         $14,914                   $0               $14,914
01/95        489.45         $13,218                   $0               $13,218
02/95        483.33         $13,053                   $0               $13,053
03/95        481.38         $13,000                   $0               $13,000
04/95        488.94         $13,205                   $0               $13,205
05/95        507.45         $13,704                   $0               $13,704
06/95        506.46         $13,678                   $0               $13,678
07/95        516.09         $13,938                   $0               $13,938
08/95        496.00         $13,395                   $0               $13,395
09/95        499.02         $13,477                   $0               $13,477
10/95        484.30         $13,079                   $0               $13,079
11/95        470.52         $12,707                   $0               $12,707
12/95        484.17         $13,076                   $0               $13,076
01/96        509.11         $13,749                   $0               $13,749
02/96        505.91         $13,663                   $0               $13,663
03/96        513.93         $13,880                   $0               $13,879
04/96        552.19         $14,913                   $0               $14,913
05/96        541.57         $14,626                   $0               $14,626
06/96        549.50         $14,840                   $0               $14,840
07/96        515.22         $13,914                   $0               $13,914
08/96        526.68         $14,224                   $0               $14,224
09/96        531.38         $14,351                   $0               $14,351
10/96        519.53         $14,031                   $0               $14,031
11/96        526.98         $14,232                   $0               $14,232
12/96        522.36         $14,107                   $0               $14,107
01/97        557.50         $15,056                   $0               $15,056
02/97        582.83         $15,740                   $0               $15,740
03/97        572.49         $15,461                   $0               $15,461
04/97        572.59         $15,464                   $0               $15,464
05/97        582.02         $15,718                   $0               $15,718
06/97        611.77         $16,522                   $0               $16,522
07/97        621.39         $16,782                   $0               $16,782
08/97        554.12         $14,965                   $0               $14,965
09/97        556.77         $15,036                   $0               $15,036
10/97        471.98         $12,747                   $0               $12,747
11/97        444.78         $12,012                   $0               $12,012
12/97        446.37         $12,055                   $0               $12,055
01/98        420.77         $11,364                   $0               $11,364
02/98        464.13         $12,535                   $0               $12,535
03/98        479.10         $12,939                   $0               $12,939
04/98        475.36         $12,838                   $0               $12,838
05/98        418.73         $11,308                   $0               $11,308
06/98        375.72         $10,147                   $0               $10,147

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

            LIPPER
       EMERGING MRKTS
             AVE
          2/92-6/98
  DATE     RETURN     VALUE
Feb-92               $10,000
Mar-92               9964.65
Apr-92              10114.17
May-92              10379.93
Jun-92              10184.29
Jul-92               9916.73
Aug-92               9682.22
Sep-92               9570.51
Oct-92               9732.72
Nov-92               9589.49
Dec-92               9639.89
Jan-93               9867.28
Feb-93              10313.37
Mar-93              10523.51
Apr-93              10973.89
May-93              11292.26
Jun-93              11373.58
Jul-93              11572.57
Aug-93              12490.06
Sep-93              1274?.52^
Oct-93              13846.67
Nov-93              14420.62
Dec-93              16749.30
Jan-94              17100.34
Feb-94              16634.48
Mar-94              15168.90
Apr-94              14881.65
May-94              15169.19
Jun-94              14424.53
Jul-94              15280.66
Aug-94              16717.20
Sep-94              16909.58
Oct-94              16530.76
Nov-94              15717.79
Dec-94              14573.26
Jan-95              13170.27
Feb-95              13113.59
Mar-95              13162.65
Apr-95              13559.57
May-95              14165.12
Jun-95              14196.34
Jul-95              14697.81
Aug-95              14343.78
Sep-95              14357.04
Oct-95              13712.42
Nov-95              13467.78
Dec-95              13979.56
Jan-96              15391.52
Feb-96              15197.02
Mar-96              15262.53
Apr-96              15814.51
May-96              15920.64
Jun-96              15938.37
Jul-96              14974.68
Aug-96              15426.63
Sep-96              15609.46
Oct-96              15191.12
Nov-96              15628.45
Dec-96              15814.98
Jan-97              16944.61
Feb-97              17594.47
Mar-97              16960.72
Apr-97              16838.31
May-97              17341.59
Jun-97              17922.09
Jul-97              18447.44
Aug-97              16156.64
Sep-97              16771.74
Oct-97              13848.21
Nov-97              13190.42
Dec-97              13297.35
Jan-98              12160.15
Feb-98              13288.29
Mar-98              13763.62
Apr-98              13881.29
May-98              12053.33
Jun-98              10960.84


/1/ The IFC Global Composite Index comprises more than 1,200 individual stocks from 33 developing countries in Asia, Latin America, the Middle East, Africa and Europe.
/2/ The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.
/3/  The Lipper Emerging Markets Funds Average universe consists of five funds.

---------------------
The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
     Investments

================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Telec Brasileiras-Telebras ON ...........................................   4.4%
De Beers Centenary AG ...................................................   3.1%
Liberty Life Association of Africa Ltd ..................................   2.2%
Telebras, ADR ...........................................................   2.1%
Cia Energetica de Minas Gerais ..........................................   2.1%
Barlow, Ltd .............................................................   2.0%
Haci Omer Sabanci Holding A.S ...........................................   1.6%
Sasol, Ltd ..............................................................   1.6%
Yapi Ve Kredi Bankasi A.S ...............................................   1.6%
Brisa-Auto Estradas .....................................................   1.4%


================================================================================
                               TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Brazil ..................................................................  18.7%
South Africa ............................................................  14.9%
Turkey ..................................................................   6.7%
India ...................................................................   5.4%
Portugal.................................................................   5.3%

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Our 3% weighting in China/Hong Kong reflects our relatively positive outlook for that economy. China's currency is not freely convertible and thus has not come under the same speculative pressures as other Asian currencies in recent months. China also enjoys the insulation of a large domestic economy not heavily reliant on exports. In the absence of strong Japanese economic policy, China has emerged as a leader in Asia, pledging to keep its currency stable despite competitive pressures.

Q: What is the Fund's strategy in other regions of the world?

A: We continue to favor markets in Europe. Our combined 17% exposure to Greece, Turkey and Portugal helped boost performance during the year. We have also main-tained overweight positions in Brazil and South Africa. These economies are in various stages of reform, with ongoing privatizations and corporate restructuring, and stocks are cheap. Our weightings in Brazil and South Africa were a drag on performance during the year; Brazil succumbed to profit taking in the latter part of the year, and South Africa's currency weakened due to speculative pressures and US$ 3 billion of foreign debt coming due this year, prompting the central bank to raise interest rates.

Q: After such a difficult year, what can we expect from the emerging markets in the coming months?

A: Emerging markets around the world will likely remain volatile until the Asian currency crisis subsides. We believe, however, that the negative environment is creating a catalyst for positive change, building the foundation for stronger and more-competitive markets over the long term. In markets from Brazil to Turkey, we are seeing an increased emphasis on privatization and structural reforms, greater transparency in financial reporting, and advances in capital market development. Just as the U.S. market crash of 1987 now looks like a blip on a long-term price chart, we believe that the emerging markets will recover from this calamity and share in the powerful trends toward long-term global prosperity.


PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 86.3%
    Shares                                                        Value (Note 1)

Argentina - 3.4%
    250,500    Banco de Galicia, ADR (Banks) ....................$     4,555,969
  1,241,083    Cresud S.A. + (Real Estate) ......................      1,986,021
    364,906    Inversiones Y Representaciones (Real Estate) .....      1,072,979
     49,413    Inversiones Y Representaciones, GDR
               (Real Estate) ....................................      1,439,124
     26,413    Inversiones Y Representaciones, GDR (Euro)
               (Real Estate) ....................................        769,279
  1,241,851    Siderar S.A. (Steel) .............................      4,719,717
    235,500    Telefonica de Argentina, Sponsored ADR
               (Telephone/Networks) .............................      7,639,031
    127,800    Y.P.F. Sociedad Anonima, ADS .....................      3,841,988
                                                                       ---------
                                                                      26,024,108
Bangladesh - 0.0%#
     42,080    Apex Tannery (Apparel & Textiles) ................        263,577

Brazil - 8.5%
195,700,000    Centrais Geradoras do Sul do Brasil S.A.-
               Gerasul+ (Electric Utilities) ....................$       267,352
 25,796,000    Cia Saneamento Basico Estado
               (Water Utilities) ................................      3,100,293
195,700,000    Eletrobras (Electric Utilities) ..................      5,753,144
     38,730    Electrobras, GDS*** (Electric Utilities) .........      2,904,750
    301,100    Souza Cruz S.A. (Tobacco) ........................      2,238,952
    145,511    Telebras, ADR (Telephone/Networks) ...............     15,887,982
418,630,000    Telec Brasileiras-Telebras ON
               (Telephone/Networks) .............................     33,300,730
  4,556,835    Telecomunicacoes de Ceara
               (Telephone/Regional-Local) .......................        866,805
  1,166,225    Telecomunicacoes de Sao Paulo S.A ................
               (Telephone/Regional-Local) .......................        176,363


The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                           Emerging Markets Fund
                                                           ---------------------
                                                                 Investments

COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

Brazil - continued
 1,166,225    Telesp Celular SA+
              (Telephone/Regional-Local) ......................   $       49,460
                                                                  --------------
                                                                      64,545,831
Chile - 1.3%
   115,000    Cia de Telecommunicaciones de Chile S.A.,
              ADR (Telephone/Integrated) ......................        2,335,938
   306,300    Linea Aerea Nacional Chile S.A.+ (Airlines) .....        2,488,687
    79,216    Sociedad Quimica Minera de Chile
              (Chemicals) .....................................        2,653,736
   288,200    Supermercados Unimarc S.A.+ (Retail Trade) ......        2,233,550
                                                                  --------------
                                                                       9,711,911
China/Hong Kong - 3.4%
 3,400,000    Anhui Conch Cement Company, Ltd.+
              (Cement) ........................................          473,929
   165,000    China Telecom Ltd., Sponsored ADR+
              (Telephone/Wireless) ............................        5,702,813
 1,500,000    CLP Holdings Ltd. (Electric Utilities) ..........        6,834,021
   200,020    HSBC Holdings (Banks) ...........................        4,892,074
 2,500,000    Shanghai Industrial Holdings Ltd.
              (Conglomerates) .................................        5,888,616
   193,000    Yanzhou Coal Mining Company Ltd., ADR+
              (Coal) ..........................................        1,881,750
                                                                  --------------
                                                                      25,673,203
Colombia - 1.2%
   876,000    Almacenes Exito S.A. (Retail Trade) .............        1,727,684
   999,005    Bavaria (Food & Beverage) .......................        5,837,866
   730,205    Valores Bavaria S.A. (Holding) ..................        1,253,456
                                                                  --------------
                                                                       8,819,006
Czech Republic - 1.5%
   174,900    Ceske Radiokomunikace, GDR**+
              (Broadcasting/Advertising) ......................        3,747,233
    25,000    Ceske Radiokomunikace, GDR***
              (Broadcasting/Advertising) ......................          535,625
   542,500    The Czech Value Fund (Mutual Funds) .............        3,594,063
   643,603    Vseobecny I.F. (Mutual Funds) ...................        1,253,336
   271,076    Vynosovy I.F.+ (Mutual Funds) ...................        1,894,573
                                                                  --------------
                                                                      11,024,830
Egypt - 3.4%
    35,000    Al-Ahram Beverages Company, GDR
              (Food & Beverage) ...............................        1,111,250
   242,000    Al-Ahram Beverages Company, GDR***
              (Food & Beverage) ...............................        7,683,500
    36,785    Al-Ahram Pyramid Beverages Company
              (Food & Beverage) ...............................        2,350,789
   374,923    Amreya Cement (Cement) ..........................        6,484,561
   455,000    Paints and Chemicals Industries Company***
              (Paint) .........................................        4,254,250
   245,860    Tora Cement (Cement) ............................        4,234,306
                                                                  --------------
                                                                      26,118,656
Greece - 3.5%
    76,000    Alpha Credit Bank (Banks) .......................        6,161,791
   154,700    Hellenic Petroleum S.A.+ (Oil) ..................        1,263,656
   138,887    Hellenic Telecommunication Organization
              S.A. (Telephone/Networks) .......................        3,560,997
   199,500    Heracles General Cement S.A. (Cement) ...........        4,649,448
    56,562    National Bank of Greece (Banks) .................        7,249,202
    90,000    Hellas Telecommunications SA, ADR+
              (Telephone/Wireless) ............................        3,729,375
                                                                  --------------
                                                                      26,614,469
Hungary - 1.7%
   191,220    Borsodchem Rt.+ (Chemicals) .....................        5,595,040
    55,000    EGIS Rt.+ (Pharmacy/Drugs) ......................        1,937,683
   105,000    Mol Magyar Olaj-es Gazipari Rt. (Oil) ...........        2,834,462
     8,000    Zalakeramia Rt.+ (Building Materials) ...........          284,407
   281,700    Zalakeramia Rt., GDR*** (Building Materials) ....        1,957,815
                                                                  --------------
                                                                      12,609,407
India - 5.4%
   216,125    Bajaj Auto, Ltd.** (Auto/Auto Parts) ............        2,915,649
   133,900    Bajaj Auto, Ltd., GDS*** (Auto/Auto Parts) ......        1,787,565
   635,000    Bharat Petroleum Corporation Ltd. (Oil) .........        5,252,978
   115,000    Bombay Suburban Electric Company,
              GDR (Electric Utilities) ........................        1,187,375
   174,500    BSES Ltd.**+ (Electric Utilities) ...............          642,028
   100,300    Castrol (India) Ltd.** (Chemicals) ..............        1,411,060
   350,000    Hindustan Petroleum Corporation Ltd.** (Oil) ....        3,223,467
    68,750    Housing Development and Finance
              Corporation** (Banks) ...........................        4,853,037
   246,384    Indian Hotels Company Ltd.** (Lodging) ..........        2,497,253
   205,700    Indian Hotels, GDS*** (Lodging) .................        1,594,175
    23,000    ITC Ltd.**+ (Tobacco) ...........................          353,679
   207,000    ITC Ltd., GDR (Tobacco) .........................        3,648,375
   350,000    Kirloskar Cummins India Ltd.+
              (Machinery & Tools) .............................        2,911,851
 1,270,000    Mahanagar Telephone Nigam, Ltd.**
              (Telephone/Regional-Local) ......................        5,343,585
     1,012    Oil and Natural Gas Corporation Ltd.** (Oil) ....            4,289
       150    State Bank of India** (Banks) ...................              748
        10    Tata Engineering & Locomotive Company, Ltd.
              (Auto/Auto Parts) ...............................               39
   120,000    Videsh Sanchar Nigam Ltd., GDR
              (Telephone/Long Distance) .......................        1,242,000
   220,000    Videsh Sanchar Nigam Ltd., GDR
              (Telephone/Long Distance) .......................        2,277,000
                                                                  --------------
                                                                      41,146,153
Indonesia - 0.0%#
   360,500    Lippo Bank (F) (Banks) ..........................           18,456

Israel - 4.2%
 3,560,000    Bank Leumi Le-Israel (Banks) ....................        7,102,341
   474,000    Dor Energy Ltd., GDR+ (Oil) .....................        3,412,800
   189,300    ECI Telecom Ltd., ADR
              (Telecommunications Equipment) ..................        7,169,738
    70,000    Formula Systems Ltd., ADR+
              (Computer Software) .............................        2,439,063
 1,412,332    Makhteshim-Agan Industries Ltd.
              (Chemicals) .....................................        4,495,936
 2,256,383    Supersol Ltd. (Retail Trade) ....................        7,434,976
                                                                  --------------
                                                                      32,054,854
Jordan - 0.3%
     8,400    Arab Bank Group (Banks) .........................        2,303,797


The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
     Investments

COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

Kazakhstan - 0.4%
   240,807    Central Asia Growth Fund** (Mutual Funds) ..........    $1,806,053
    42,285    Kazkommerts Bank+ (Banks) ..........................       909,128
                                                                         -------
                                                                       2,715,181
Korea - 2.8%
   494,000    LG Semiconductor Company+
              (Semiconductor) ....................................     3,849,818
   742,410    Lucky-Goldstar Chemical Ltd. (Chemicals) ...........     4,109,480
   184,000    Pusan City Gas Company Ltd. (Gas Utilities) ........     2,425,637
        46    Samsung Electronics Ltd., New, GDS***+
              (Electronics) ......................................           895
   114,100    Seoul City Gas Company Ltd. (Gas Utilities) ........     1,703,605
   821,990    Shinhan Bank (Banks) ...............................     2,729,989
   158,980    Sindo Ricoh Company
              (Computers & Office Equipment) .....................     4,330,555
   110,000    Youngone Corporation (Apparel & Textiles) ..........     2,155,135
                                                                       ---------
                                                                      21,305,114
Malaysia - 1.2%
 1,666,000    Berjaya Sports Toto Berhad (Leisure Time) ..........     2,468,743
 2,639,000    Powertek Berhad (Electric Utilities) ...............     2,797,807
 9,888,000    Tan Chong International Ltd. Berhad**
              (Auto/Auto Parts) ..................................     1,381,854
 3,296,000    Tan Chong Motor Holdings Berhad
              (Auto/Auto Parts) ..................................       599,598
 3,820,000    YTL Power International Berhad
              (Electric Utilities) ...............................     2,080,164
                                                                       ---------
                                                                       9,328,166
Mexico - 4.1%
   725,000    Acer Computer Latino America S.A. de C.V +
              (Computers & Office Equipment) .....................       427,633
   200,000    Alfa S.A. de C.V. (Conglomerates) ..................       811,307
   633,200    Corporacion GEO, S.A. de C.V., Series B+
              (Building Materials) ...............................     3,516,408
 1,634,952    Corporacion Interamericana Entertainment
              S.A., Series B+ (Entertainment) ....................     4,603,448
   357,000    Empresas La Moderna S.A. de C.V., Class A+
              (Agriculture Commodities) ..........................     2,073,941
 2,011,000    Grupo Financiero Banorte S.A. de C.V. (Banks) ......     2,238,050
 1,646,600    Grupo Herdez S.A., Series B+ (Food & Beverage) .....       787,978
   180,100    Grupo Industrial Maseca S.A. de C.V., Class B,
              ADR (Agriculture Commodities) ......................     2,003,613
   466,600    Grupo Radio Central S.A. de C.V., ADR
              (Broadcasting/Advertising) .........................     5,190,925
   451,200    Industrias Penoles CPO (Metals & Mining) ...........     1,431,106
   217,993    Interamericana Entrenamiento Corporation,
              Series "L" (Entertainment) .........................       509,473
   109,000    Panamerican Beverages Inc., Class A
              (Food & Beverage) ..................................     3,426,688
    93,200    Pepsi Bemex S.A., Sponsored ADR
              (Food & Beverage) ..................................     1,124,225
   798,000    San Luis Corporacion S.A. de C.V....................
              (Auto/Auto Parts) ..................................     3,108,341
                                                                       ---------
                                                                      31,253,136
Morocco - 0.0%#
         2    Banque Marocaine du Commerce Exterieur,
              GDR*** (Banks) .....................................            48

Pakistan - 0.6%
       278    Engro Chemicals Pakistan** (Chemicals) .............           298
 3,709,800    Fauji Fertilizer Company Ltd.**
              (Agriculture Commodities) ..........................     4,023,208
   453,866    Pakistan State Oil** (Oil) .........................       727,974
                                                                       ---------
                                                                       4,751,480
Peru - 0.5%
 1,768,080    Ferreyros Enrique S.A. (Holding) ...................     2,383,540
    52,487    Ferreyros Enrique S.A., ADS***
              (Machinery & Tools) ................................     1,408,948
                                                                       ---------
                                                                       3,792,488
Philippines - 1.3%
   300,000    Benpres, GDR*** (Broadcasting/Advertising) .........       825,000
    78,039    Keppel Philippines Holdings, Inc.,
              Class B**+ (Shipping) ..............................         1,909
 1,295,000    Manila Electric Company, Series B
              (Electric Utilities) ...............................     3,416,067
 6,413,000    Music Semiconductors Corporation+
              (Semiconductor) ....................................       569,019
   169,836    Phillippine Long Distance Telephone, ADR
              (Telephone/Long Distance) ..........................     3,842,562
13,235,000    Philippino Telephone Corporation
              (Telephone/Wireless) ...............................     1,047,374
                                                                       ---------
                                                                       9,701,931
Poland - 0.8%
   150,000     Bank Handlowy W Warszawie, GDR***
               (Banks) ...........................................     2,853,750
   187,500     Prokom Software GDR*** (Business Services) ........     3,220,313
                                                                       ---------
                                                                       6,074,063

Portugal - 4.7%
   242,050     Brisa-Auto Estradas+ (Auto/Auto Parts) ............    10,358,586
   179,200     Cia de Segros Tranquilidade (Insurance) ...........     4,853,738
   165,000     Cimpor-Cimentos de Portugal
               (Building Materials) ..............................     5,800,921
    90,000     Portugal Telecom S.A.+ (Telephone/Networks) .......     4,773,023
   184,150     Sonae Investmentos (Retail Trade) .................    10,064,406
                                                                      ----------
                                                                      35,850,674
Romania - 0.2%
 2,300,000     Oltchim S.A. (Chemicals) ..........................       381,106
   168,811     Romania Growth Fund PLC**+ (Mutual Funds) .........       759,650
                                                                         -------
                                                                       1,140,756
Russia - 3.1%
   899,000     AO Tatneft, Sponsored ADR (Oil) ...................     6,967,250
 5,100,000     Bashkirenergo+ (Electric Utilities) ...............       408,000
    21,850     Chelyabinskvyazinform, ADR
               (Telephone/Regional-Local) ........................       721,050
    69,583     Global Telesystems Group Inc., ADR
               (Telephone/ Networks) .............................     3,315,804
   863,300     Irkutskenergo ADR (Electric Utilities) ............     4,476,211
    86,825     Krasnoyarskelectrosvyaz, ADR
               (Telephone/Networks) ..............................       260,475
    99,800     Krasny Oktyabr (Food & Beverage) ..................       324,350
    73,750     Lukoil Oil Company, ADR (Oil) .....................     2,470,625
   331,775     Murmansk Electrosvyaz, ADR
               (Telecommunications/Other) ........................       273,714


The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                           Emerging Markets Fund
                                                           ---------------------
                                                                Investments


COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

Russia - continued
    114,425    Nizhnovsvyazinform, Sponsored ADR
               (Telephone/Regional-Local) .......................$       201,388
    474,375    Orenburg Region Electrosvyaz, ADR+
               (Telecommunications/Other) .......................         61,669
     40,325    Samarasvyazinform+
               (Telephone/Regional-Local) .......................      1,713,813
     24,725    Uraltelecom, ADR**+
               (Telecommunications/Networks) ....................        247,250
    302,100    Uralmas Zavody, ADR** (Machinery & Tools) ........      1,963,650
                                                                       ---------
                                                                      23,405,249
South Africa - 14.9%
  2,899,701    Barlow, Ltd. (Conglomerates) .....................     15,280,886
 22,381,800    Consolidated African Mining Company+
               (Metals & Mining) ................................      4,868,891
  1,361,200    De Beers Centenary AG (Metals & Mining) ..........     23,918,556
    818,000    Engen Ltd. (Oil) .................................      2,262,260
  5,895,000    Highstone Property Fund** (Real Estate) ..........      1,565,704
  1,493,724    JCI Ltd. (Diversified Financial Services) ........      7,770,891
     36,000    Liberty Holdings Ltd. (Holding) ..................      1,888,027
    837,506    Liberty Life Association of Africa Ltd.
               (Insurance) ......................................     16,326,424
  1,062,100    Molope Foods Ltd.+ (Food & Beverage) .............      1,271,654
    505,400    Molope Foods Ltd., "N" Shares+ (Holding) .........        511,366
    653,500    Nasionale Pers Beperk (Holding) ..................      4,297,892
  2,077,400    NBS Boland Group Ltd.
               (Diversified Financial Services) .................      2,697,467
  5,315,900    Orion Selections Ltd.
               (Diversified Financial Services) .................      6,588,847
     32,000    Pepsi International Bottlers**+
               (Food & Beverage) ................................      2,784,000
  2,093,936    Sasol, Ltd. (Oil) ................................     12,129,292
  2,441,900    Smith (C.G.) Ltd., ORD+ (Conglomerates) ..........      6,712,137
         63    South Africa Iron and Steel Industrial
               Corporation (Steel) ..............................             12
  1,310,000    Wooltru Ltd. (Retail Trade) ......................      1,701,012
    530,000    Wooltru Ltd., "N" Shares (Retail Trade) ..........        679,258
                                                                         -------
                                                                     113,254,576
Taiwan - 4.9%
  2,700,000    China Development Corporation
               (Diversified Financial Services) .................      6,246,999
  2,356,000    Compal Electronics Inc.+
               (Computers & Office Equipment) ...................      6,342,457
  1,250,000    Hon Hai Precision Industry (Electronics) .........      6,329,943
  4,170,000    Kindom Construction (Real Estate) ................      6,371,415
  1,426,000    Synnex Technology International Corporation
               (Computers & Office Equipment) ...................      6,162,920
  2,625,109    Taiwan Semiconductor Company+
               (Semiconductor) ..................................      5,424,331
                                                                       ---------
                                                                      36,878,065
Thailand - 1.7%
  1,596,100    BEC World Public Company Ltd.
               (Entertainment) ..................................      6,165,031
    277,400    BEC World Public Company Ltd. (F)
               (Entertainment) ..................................      1,071,474
  1,381,200    Cogeneration Public Company
               (Electric Utilities) .............................        556,408
    560,000    Cogeneration Public Company (F)
               (Electric Utilities) .............................        225,592
  6,604,800    Industrial Finance of Thailand
               (Securities Brokerage) ...........................      1,361,653
    481,200    PTT Exploration (F) (Oil) ........................      3,648,910
                                                                       ---------
                                                                      13,029,068
Turkey - 6.7%
121,600,000    Dogan Sirketler Grubu Holding A.S.+
               (Holding) ........................................      7,420,203
 18,000,000    Eregli Demir Ve Celik Fabrikalari T.A.S.+
               (Steel) ..........................................      2,805,107
201,075,000    Haci Omer Sabanci Holding A.S.+
               (Holding) ........................................     12,458,646
286,242,195    Turk Sise ve Cam+ (Glass) ........................      9,458,999
169,000,000    Turkiye Halk Bankasi A.S.+ (Banks) ...............      6,822,193
465,477,637    Yapi Ve Kredi Bankasi A.S. (Banks) ...............     11,886,023
                                                                      ----------
                                                                      50,851,171
Ukraine - 0.1%
    721,000    Ukraine Enterprise Corporation
               (Mutual Funds) ...................................        416,466

Vietnam - 0.0%#
     37,064    The Vietnam Frontier Fund Ord
               (Mutual Funds) ...................................        166,788

Venezuela - 0.5%
  6,833,863    Electricidad de Caracas (Electric Utilities) .....      3,084,966
     37,800    Cia Anonima Telefonos de Venezuela, ADR
               (Telephone/Networks) .............................        945,000
                                                                         -------
                                                                       4,029,966
TOTAL COMMON STOCKS
(Cost $794,700,646) .............................................    654,872,644
                                                                     ===========

PREFERRED STOCKS - 11.2%

Brazil - 10.2%
138,500,000    Banco do Estado de Sao Paulo S.A.-
               Banespa (Banks) ..................................      6,407,968
 97,320,000    Centrais Geradoras do Sul do Brasil S.A.-
               Gerasul+ (Electric Utilities) ....................        140,525
500,913,536    Cia Energetica de Minas Gerais
               (Electric Utilities) .............................     15,591,965
419,583,000    Cia Paranaense de Energi (Electric Utilities) ....      3,918,115
  5,766,500    Cia Rio Grandense de Telecomunicacoes+
               (Telephone/Networks) .............................      6,287,282
 97,320,000    Eletrobras, "B" (Electric Utilities) .............      2,928,309
 10,788,000    Itausa Investimentos Itau (Holding) ..............      6,809,252
     50,500    Kepler Weber S.A.+ (Machinery & Tools) . .........        124,443
 91,972,000    Lojas Renner S.A. (Retail Trade) .................      2,703,772
 96,937,500    Odebrecht S.A. (Heavy Construction) ..............        310,120
 45,921,300    Petroleo Brasileiro (Oil) ........................      8,536,665
  7,515,194    Telebras (Telephone/Networks) ....................        817,441
 66,859,988    Telec de Minas Gerais S.A ........................
               (Telephone/Regional-Local) .......................      4,653,693


The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
     Investments


PREFERRED STOCKS - continued
    Shares                                                        Value (Note 1)

Brazil - continued
70,126,737      Telec do Rio Janeiro S.A .......................
                (Telephone/Networks) ...........................$      5,275,194
     5,422      Teleceara Celular S.A., Series B+
                (Telephone/Wireless) ...........................             530
 4,556,835      Teleceara Celular S.A., Series D**+
                (Telephone/Wireless) ...........................         236,401
     5,422      Telecomunicacoes de Ceara
                (Telecommunications Equipment) .................             985
16,467,353      Telecomunicacoes de Sao Paulo S.A ..............
                (Telephone/Regional-Local) .....................       3,872,829
66,859,988      Telemig Celular S.A., Series C+
                (Telephone/Wireless) ...........................       2,023,345
70,126,736      Telerj Celular S.A., Series B
                (Telecommunications/Other) .....................       4,171,042
30,575,827      Telesp Celular S.A.+
                (Telephone/Regional-Local) .....................       2,537,962
   487,888      Vale do Rio Doce, "B" (Metals & Mining) ........               0
                                                                      ----------
                                                                      77,347,838
Greece - 0.2%
   117,002      Delta Dairy S.A.+ (Food & Beverage) ............       1,349,911

Portugal - 0.6%
   349,000      Lusomundo-SGPS, S.A.+ (Entertainment) ..........       4,605,439

Russia - 0.2%
   143,100      LukOil Company, ADR (Oil) ......................       1,144,800
     6,000      Samarasvyazinform+
                (Telephone/Regional-Local) .....................          90,000
                                                                          ------
                                                                       1,234,800
                                                                       ---------
TOTAL PREFERRED STOCKS
(Cost $87,128,817) .............................................      84,537,988

CONVERTIBLE BONDS - 0.3%
Principal Amount
Mexico - 0.1%
   $750,000     Alpha S.A. de C.V., 8.000% due 09/15/00***
                (Conglomerates).................................         819,375

Thailand - 0.2%
  2,660,000     Central Pattana Public Company, Ltd.,
                2.750% due 04/10/01** (Real Estate).............       1,729,000
     50,000     Central Pattana Public Company, Ltd.,
                2.750% due 04/10/01** (Real Estate).............          32,500
                                                                          ------
                                                                       1,761,500
TOTAL CONVERTIBLE BONDS
(Cost $3,510,010)...............................................       2,580,875

RIGHTS - 0.0%#
    Shares

Brazil - 0.0%
     41,119     Telec de Minas Gerais S.A., Rights, Expire
                07/14/98+ (Telephone/Regional-Local)............               0
    632,473     Telec do Rio Janeiro S.A., Rights, Expire
                06/12/98+ (Telephone/Networks)..................               0
                                                                               -
                                                                               0

Greece - 0.0%#
     76,000     Alpha Credit Bank, Rights, Expire
                07/22/98+ (Banks)...............................         129,490
                                                                         -------
TOTAL RIGHTS
(Cost $0).......................................................         129,490

WARRANTS - 0.2%
(Cost $2,448,305)
Philippines - 0.2%
  5,000,000     Jollibee Food Company, Warrants, Expire
                02/24/03+ (Food & Beverage).....................       1,528,777
                                                                       ---------
TOTAL SECURITIES
(Cost $887,787,778).............................................     743,649,774

REPURCHASE AGREEMENTS - 1.7%
Principal Amount
 $6,610,000     Agreement with Greenwich Capital Markets,
                Tri-Party, 6.30% dated 06/30/98, to be
                repurchased at $6,611,157 on 07/01/98,
                collateralized by $6,742,200 market value
                of U.S. government securities, having various
                maturities and various interest rates...........       6,610,000

  6,610,000     Agreement with UBS, Tri-Party, 6.30%
                dated 06/30/98, to be repurchased at
                $6,611,157 on 07/01/98, collateralized by
                $6,742,200 market value of U.S. government
                securities, having various maturities and
                various interest rates..........................       6,610,000
                                                                       ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $13,220,000)..............................................      13,220,000
                                                                      ==========
TOTAL INVESTMENTS - 99.7%
(Cost $901,007,778*)............................................     756,869,774

OTHER ASSETS AND LIABILITIES - 0.3%
(Net)...........................................................       2,453,829
                                                                       ---------

NET ASSETS - 100.0%.............................................$    759,323,603
                                                                     ===========

*   Aggregate cost for federal tax purposes was $903,277,357.
** Illiquid security or special situation security (see note 6 to Financial Statements).
*** Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#   Amount represents less than 0.1%.
+   Non-income producing security.


Abbreviations:
ADR   American Depositary Receipt
ADS   American Depositary Share
(F)   Foreign or Alien Shares
GDR   Global Depositary Receipt
GDS   Global Depositary Share
ORD   Ordinary
RDC   Russian Depository Certificate


The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                              Emerging Asia Fund
                                                            --------------------
                                                            Portfolio Highlights


INVESTMENT REVIEW

Q: How has the Emerging Asia Fund performed for the year ended
June 30, 1998?

A: Primarily due to the devaluation of the Thai baht one year ago that sparked a dramatic downturn in Asia's economic fortunes, the Fund has not performed well over the fiscal year as a whole. The major stock market indices in Asia have declined between 30% and 60% since last year, and regional currencies have, in some instances, fallen precipitously against the U.S. dollar. For the 12 months ended June 30, 1998, the Fund is down 63%, compared with the benchmark Morgan Stanley Capital International (MSCI) All-Country Asia-Free (ex-Japan) Index, which was down 57%.

Q: Southeast Asian markets were at the epicenter of the recent currency crisis. How much exposure did the Fund have to them over this period?

A: We have been fairly underweighted in Southeast Asia, with only 25% of the Fund invested in Singapore, Malaysia, Thailand, Indonesia and the Philippines. We remain extremely cautious toward all of these economies, with the exception of the Philippines.

This caution is also reflected in our attitude toward other markets in the Asia Pacific region as a whole, which continues to suffer from the fallout of events in Southeast Asia and the contraction in the Japanese economy. We are currently particularly concerned about South Korea and are therefore underweighted there. South Korea's banks need to be recapitalized, and companies need to be restructured. Moreover, given the sensitivity of South Korea's economy to that of Japan, economic uncertainty in Japan has left South Korea in an extremely vulnerable position.

Q: Are there countries in the region that have been relatively immune to the crisis?

A: As already mentioned, the Philippines does not have the same degree of structural problems as other Southeast Asian economies; neither its private nor public sector is as overextended as those of its regional counterparts. Its economy is also more dependent on U.S. capital than on Asian capital. As a result, the Japanese economic downturn has not had as serious an impact as on other Southeast Asian nations. Moreover, the newly elected president, Joseph Estrada (also known as Erap), is popular and pro-business, which gives us added confidence in the growth prospects for this country, which grew by 1 to 2% last year.

In addition to the Philippines, China and India have escaped much of the turmoil originating in Southeast Asia, although India has had to deal with a different set of problems. Both are relatively closed economies; as such, their currencies are not fully convertible, so they are less vulnerable to currency traders, and international trade is heavily regulated. Given their relative insulation, we are overweighted both in "greater China," which includes Hong Kong and Taiwan, and in India. At year end 49.8% of the Fund was invested in greater China and 4.1% was in India. Foreign investors remain cautious about India, however, due to the recent nuclear testing and resulting economic sanctions. Our view is that the sanctions will have a minimal effect on the economy, and we will continue to invest there.

================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Frank Chiang.................................................  Portfolio Manager


================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/98

--------------------------------------------------------------------------------
                          Montgomery Emerging Asia Fund
Since inception (9/30/96).............................................. (27.01%)
One year............................................................... (63.45%)

--------------------------------------------------------------------------------
                           MSCI All-Country Asia Free
                                (ex-Japan) Index
Since 9/30/96.........................................................  (36.03%)
One year..............................................................  (56.88%)

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                         Growth of a $10,000 investment

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY EMERGING ASIA(R)
Initial Investment:  $10,000       Period: 09/30/96 - 06/98
This is a no load fund.


                     Growth of       Value of          Growth of
                     Initiel         Reinvested        Investment with
Date       NAV       Investment      Distributions     Distributions Reinvested
09/30/96   12.00     $10,000         $   0             $10,000
09/96      12.00     $10,000         $   0             $10,000
10/96      12.17     $10,142         $   0             $10,142
11/96      14.10     $11,750         $   0             $11,750
12/96      14.50     $12,083         $  23             $12,106
01/97      15.34     $12,783         $  24             $12,807
02/97      15.78     $13,150         $  25             $13,175
03/97      15.90     $13,250         $  25             $13,275
04/97      16.14     $13,450         $  25             $13,475
05/97      17.37     $14,475         $  27             $14,502
06/97      18.90     $15,750         $  30             $15,780
07/97      19.47     $16,225         $  31             $16,256
08/97      17.88     $14,900         $  28             $14,928
09/97      16.81     $14,008         $  27             $14,035
10/97      11.72     $ 9,767         $  18             $ 9,785
11/97      10.77     $ 8,975         $  17             $ 8,992
12/97       9.30     $ 7,750         $ 930             $ 8,680
01/98       7.64     $ 6,367         $ 763             $ 7,130
02/98       9.66     $ 8,050         $ 965             $ 9,015
03/98       9.32     $ 7,767         $ 931             $ 8,698
04/98       8.23     $ 6,858         $ 823             $ 7,681
05/98       7.11     $ 5,925         $ 711             $ 6,636
06/98       6.18     $ 5,150         $ 618             $ 5,768


                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                                        LIPPER
MSCI ASIA FR EX-JAPAN              PACIFIC EX-JAPAN
        AVE                              AVE
     9/96-6/98                        9/96-6/98
DATE     RETURN  VALUE          DATE      RETURN   VALUE
Sep-96                $10,000   Sep-96                  $10,000
Oct-96              9810.40     Oct-96                9846.71
Nov-96             10273.82     Nov-96               10341.51
Dec-96             10238.22     Dec-96               10415.44
Jan-97             10449.84     Jan-97               10565.20
Feb-97             10539.17     Feb-97               10651.66
Mar-97              9943.77     Mar-97               10150.18
Apr-97              9795.14     Apr-97                9983.40
May-97             10238.28     May-97               10582.69
Jun-97             10612.98     Jun-97               10897.38
Jul-97             10701.76     Jul-97               11046.14
Aug-97              8803.85     Aug-97                9382.25
Sep-97              8764.44     Sep-97                9317.45
Oct-97              6815.88     Oct-97                7311.48
Nov-97              6348.51     Nov-97                6895.33
Dec-97              6111.60     Dec-97                6700.87
Jan-98              5583.20     Jan-98                6050.00
Feb-98              6767.04     Feb-98                7020.25
Mar-98              6667.43     Mar-98                6938.44
Apr-98              6083.05     Apr-98                6533.46
May-98              5154.73     May-98                5768.32
Jun-98              4576.20     Jun-98                5146.30

              Montgomery        MSCI All-Country          Lipper All-Pacific
              Emerging             Asian Free                (ex-Japan)
Date          Asia Fund        (ex-Japan) Index/1/         Funds Average/2/
--------------------------------------------------------------------------------
9/96           $10,000              $10,000                     $10,000
6/98           $ 5,768              $ 4,576                     $ 5,146


/1/ The MSCI All-Country Asia Free (ex-Japan) Index comprises equities in 12 countries in the Asia Pacific region.

/2/ The Lipper All-Pacific (ex-Japan) Funds Average universe consists of 74 funds.

Prepared by The Performance Measurements and Analytics Department.

---------------------
The Montgomery Funds
---------------------
Emerging Asia Fund
---------------------
     Investments


================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
China Telecom Ltd., Sponsored ADR ........................................  7.6%
China Shipping Development
Company, Ltd. ............................................................  5.5%
Hutchison Whampoa Ltd. ...................................................  4.3%
HSBC Holdings ............................................................  3.3%
Cheung Kong Holdings .....................................................  3.0%
Manila Electric Company, Class B .........................................  2.9%
Shanghai Industrial Holdings Ltd. ........................................  2.9%
WEBS Malaysia Index Series ...............................................  2.8%
New World Development Company Ltd. .......................................  2.5%
Hon Hai Precision Industry ...............................................  2.4%


================================================================================
                               TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
China/Hong Kong .......................................................... 49.8%
Philippines ..............................................................  7.5%
Taiwan ...................................................................  6.3%
Singapore ................................................................  5.5%
Thailand .................................................................  4.5%

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Q: What steps is the Fund taking to mitigate the effects of the Asia crisis?

A: We are making several adjustments to our portfolio to defend against the down-turn in Southeast Asia. We are maintaining a much higher cash level than we have in the past--up to about 20% of the Fund--as one way to insulate ourselves. We are also investing in defensive stocks, primarily in the utilities sector. Utilities are a necessity, and, despite the negative market environment, power and telecommunications companies will continue to operate while other firms may go bankrupt. We are also investing in media companies and newspaper publishers.

Stock selection will be extremely important going forward. Given that the overall investment opportunities are not as favorable as we would like, we will have greater concentration in individual stocks, rather than invest fewer assets in a greater number of potentially volatile holdings. Our mood will be cautious for the next 12 to 24 months.

Q: What is your outlook for the rest of the year?

A: A lot of work needs to be done in restructuring the regional economies. As a result, the markets will remain volatile. Furthermore, as long as the Japanese economy--the primary engine of growth for the region--stays near recession, the rest of Asia will continue to have problems. When Japan begins to show signs of recovery, the Southeast Asian economies should start to rebound. Those countries that are following International Monetary Fund (IMF) restructuring guidelines will recover sooner. We believe that Thailand will likely be the first country to do so; it is already the most advanced in terms of implementation. Korea will likely follow close behind. We are less sanguine about Indonesia, Malaysia and Singapore.

Reform and restructuring in Asia will be a long-term process, with at least a one- to two-year horizon. The brightest spot in the region is China, which should continue to expand by 6 to 8%. The government is committed to the country's expansion and has allocated $750 billion over next three years to upgrade the country's infrastructure. There has been much speculation over whether China will be forced to devalue. We believe that if the yen stabilizes at an accepted market rate, China will not have to do so. If the position of the yen continues to deteriorate, however, there will be pressure for China to devalue to retain its export competitiveness.

PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 84.3%
    Shares                                                        Value (Note 1)

China/Hong Kong - 49.8%
 3,200,000     An Hui Conch Cement Company Ltd.+
               (Cement)   ....................................... $      446,051
 9,000,000     Benefun International Holdings Ltd.+
               (Apparel & Textiles) .............................        267,166
   150,000     Cheung Kong Holdings (Real Estate) ...............        737,610
 1,000,000     China Everbright-IHD Holdings Ltd.+
               (Holding) ........................................        487,223
   400,000     China Merchants Holdings (Chemicals) .............        243,934
 1,100,000     China Resources Beijing Land
               (Conglomerates) ..................................        354,930

China/Hong Kong - continued
   500,000     China Resources Enterprises Ltd. (Holding) .......        516,262
12,000,000     China Shipping Development Company,
               Ltd.+ (Shipping) .................................      1,362,932
    53,900     China Telecom Ltd., Sponsored ADR+
               (Telephone/Wireless) .............................      1,862,919
   151,000     Citic Pacific Ltd. (Holding) .....................        266,998
   100,000     CLP Holdings Ltd. (Electric Utilities) ...........        455,601
   800,000     First Tractor Company Ltd.+
               (Heavy Construction) .............................        211,668


The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                              Emerging Asia Fund
                                                           ---------------------
                                                                 Investments

COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

China/Hong Kong - continued
 1,000,000    Guangdong Investment Company Ltd.
              (Real Estate)   ....................................$      224,574
    23,800    Hong Kong Telecommunications Ltd., ADR
              (Telecommunications Equipment) .....................       449,225
    32,842    HSBC Holdings (Banks) ..............................       803,247
   200,000    Hutchison Whampoa Ltd. (Conglomerates) .............     1,055,756
   313,500    New World Development Company Ltd. .................
              (Holding) ..........................................       606,931
   241,000    New World Infrastructure Ltd.+
              (Heavy Construction) ...............................       276,833
   300,000    Shanghai Industrial Holdings Ltd. ..................
              (Conglomerates) ....................................       706,634
   100,000    Sun Hung Kai Properties Ltd. (Real Estate) .........       424,626
    50,000    Yanzhou Coal Mining Company Ltd., ADR+
              (Coal) .............................................       487,500
                                                                         -------
                                                                      12,248,620
India - 4.0%
    40,900    Hindalco Industries, Sponsored GDR
              (Metals & Mining) ..................................       570,555
    41,500    Videsh Sanchar Nigam Ltd., GDR
              (Telephone/Long Distance) ..........................       429,525
                                                                         -------
                                                                       1,000,080
Indonesia - 1.3%
    27,800    Gulf Indonesia Resources Ltd.+ (Oil) ...............       319,700

Korea - 3.7%
    48,000    LG Semiconductor Company+ (Semiconductor) ..........       374,071
   106,000    Shinhan Bank (Banks) ...............................       352,047
     9,070    Youngone Corporation (Apparel & Textiles) ..........       177,701
                                                                         -------
                                                                         903,819
Malaysia - 2.9%
   225,000    Tan Chong International Ltd., Bonus Shares(**)
              (Auto/Auto Parts) ..................................        31,444
   200,000    WEBS Malaysia Index Series (Mutual Funds) ..........       687,500
                                                                         -------
                                                                         718,944
Philippines - 6.3%
   268,800    Manila Electric Company, Class B
              (Electric Utilities) ...............................       709,065
     2,600    Philippine Long Distance Telephone
              (Telephone/Long Distance) ..........................        59,233
    20,000    Philippine Long Distance Company, ADR
              (Telephone/Long Distance) ..........................       452,500
 4,260,000    Philippino Telephone Corporation
              (Telephone/Wireless) ...............................       337,122
                                                                         -------
                                                                       1,557,920
Singapore - 5.5%
   100,000    City Developments Ltd. (Real Estate) ...............       280,119
    25,000    Creative Technology Ltd., ADR+
              (Computers & Office Equipment) .....................       310,156
    59,280    Singapore Press Holdings Ltd. ......................
              (Newspapers/Publishing) ............................       397,545
    80,000    WEBS-Singapore Equity (Mutual Funds) ...............       355,000
                                                                         -------
                                                                       1,342,820
Taiwan - 6.3%
    62,400    Compal Electronics Inc.+
              (Computers & Office Equipment)   ...................       167,983
   115,000    Hon Hai Precision Industry+ (Electronics) ..........       582,355
   240,000    Kindom Construction Company Ltd.+
              (Real Estate) ......................................       366,700
   100,000    Synnex Technology International Corporation+
              (Computers & Office Equipment) .....................       432,182
                                                                         -------
                                                                       1,549,220
Thailand - 4.5%
   127,500    BEC World Public Company Ltd. (F)
              (Entertainment) ....................................       492,476
   600,000    Cogeneration Public Company Ltd. (F)
              (Electric Utilities) ...............................       241,706
 1,000,000    Industrial Finance of Thailand (F)
              (Securities Brokerage) .............................       206,161
    20,600    PTT Exploration and Production Public
              Company Ltd.+ (F) (Oil) ............................       156,209
                                                                         -------
                                                                       1,096,552
TOTAL COMMON STOCKS
(Cost $34,278,105) ...............................................    20,737,675

WARRANTS - 1.2%
China/Hong Kong - 0.0%
   100,000    China Everbright, Warrants, Expire
              01/01/2100+ (Real Estate) ..........................             0
Philippines - 1.2%
 1,000,000    Jollibee Food Company, Warrants, Expire
              02/24/03+ (Food & Beverage) ........................       305,755
                                                                         -------
TOTAL WARRANTS
(Cost $489,661) ..................................................       305,755

TOTAL SECURITIES
(Cost $34,751,108) ...............................................    21,043,430

REPURCHASE AGREEMENTS - 8.4%
(Cost $2,067,000)
Principal Amount
 $2,067,000   Agreement with Greenwich Capital Markets,
              Tri-Party, 6.30% dated 06/30/98, to be
              repurchased at $2,067,362 on 07/01/98,
              collateralized by $2,108,840 market value of
              U.S. government securities, having various
              maturities and various interest rates...............     2,067,000
                                                                       ---------
TOTAL INVESTMENTS - 93.9%
(Cost $36,818,108*)...............................................    23,110,430

OTHER ASSETS AND LIABILITIES - 6.1%
(Net).............................................................     1,497,934

NET ASSETS - 100.0%...............................................$   24,608,364
                                                                      ==========

*  Aggregate cost for federal tax purposes was $36,998,410.
** Illiquid security or special situation security (see note 6 to Financial
   Statements).
+  Non-income producing security.

Abbreviations:
ADR   American Depositary Receipt
(F)   Foreign or Alien Shares
GDR   Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
 Latin America Fund
--------------------
Portfolio Highlights


================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Jesus Isidoro Duarte.........................................  Portfolio Manager


================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/98

--------------------------------------------------------------------------------
                          Montgomery Latin America Fund
Since inception (6/30/97).............................................. (25.42%)
One year............................................................... (25.42%)

--------------------------------------------------------------------------------
                            IFCG Latin America Index
Since 6/30/97.......................................................... (25.29%)
One year............................................................... (25.29%)

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         Growth of a $10,000 investment

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY LATIN AMERICA
Initial Investment            Period: 06/30/97


                         Growth of      Value of        Growth of
                         Initial        Reinvested      Investment with
Date           NAV       Investment     Distributions   Distributions Reinvested
06/30/97       12.00       $10,000          $  0                $10,000
06/97          12.00       $10,000          $  0                $10,000
07/97          12.24       $10,200          $  0                $10,200
08/97          11.69       $ 9,742          $  0                $ 9,742
09/97          12.85       $10,708          $  0                $10,708
10/97          10.13       $ 8,442          $  0                $ 8,442
11/97          10.63       $ 8,858          $  0                $ 8,858
12/97          11.00       $ 9,167          $187                $ 9,354
01/98           9.72       $ 8,100          $166                $ 8,266
02/98           9.98       $ 8,317          $170                $ 8,487
03/98          11.06       $ 9,217          $188                $ 9,405
04/98          10.97       $ 9,142          $187                $ 9,329
05/98           9.70       $ 8,083          $166                $ 8,249
06/98           8.77       $ 7,308          $150                $ 7,458
06/97        1438.68       $10,000          $  0                $10,000
07/97        1521.47       $10,575          $  0                $10,575
08/97        1394.11       $ 9,690          $  0                $ 9,690
09/97        1505.80       $10,467          $  0                $10,467
10/97        1220.43       $ 8,483          $  0                $ 8,483
11/97        1253.57       $ 8,713          $  0                $ 8,713
12/97        1326.94       $ 9,223          $  0                $ 9,223
01/98        1174.20       $ 8,162          $  0                $ 8,162
02/98        1228.55       $ 8,539          $  0                $ 8,539
03/98        1312.19       $ 9,121          $  0                $ 9,121
04/98        1298.91       $ 9,028          $  0                $ 9,028
05/98        1137.67       $ 7,908          $  0                $ 7,908
06/98        1074.79       $ 7,471          $  0                $ 7,471

Prepared by The Performance Measurements and Analytics Department.

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

         LIPPER
     LATIN AMERICA FUNDS
          AVE
        6/97-6/98
          RETURN      VALUE
Jun-97                 $10,000
Jul-97              10662.50
Aug-97               9699.38
Sep-97              10580.92
Oct-97               8514.93
Nov-97               8806.38
Dec-97               9318.52
Jan-98               8306.69
Feb-98               8760.53
Mar-98               9390.83
Apr-98               9413.88
May-98               8100.21
Jun-98               7580.34

          Montgomerry Latin        IFCG Latin           Lipper Latin American
Date        America Fund        America Index/1/           Funds Average/2/
--------------------------------------------------------------------------------
6/97           $10,000               $10,000                     $10,000
6/98           $ 7,458               $ 7,580                     $ 7,471


(1) The IFCG Latin America Index measures the performance of selected stocks of seven countries in Latin America.

(2)  The Lipper Latin America Funds Average universe consists of 40 funds.

INVESTMENT REVIEW

Q: How did the Fund perform from its inception-June 30, 1997-through June 30, 1998?

A: For its first year's performance, the Fund posted a loss of 25.42%. This compares with a loss of 25.29% for its benchmark, the International Finance Corporation Global (IFCG) Latin America Index. For the first six months of 1998, the Fund posted a loss of 20.27%, compared with the index's loss of 19.00%. We launched the Fund one week prior to the devaluation of the Thai bhat, which ushered in the crisis in Southeast Asia. Emerging markets around the world have suffered as a result of the turmoil in Asia, with the Latin American markets being no exception.

Q: What factors had the most impact on the Fund in the second half of 1997 and the first half of 1998?

A: When the Southeast Asian currency crisis unfolded during the summer of 1997, Latin American markets remained relatively unaffected. The Asian contagion even-tually spread to Latin America, however, and the loss of confidence caused an out-flow of funds from the region's emerging markets into U.S.-based assets.
The Asian effect on commodities and borrowing costs sent the Latin economies into a crisis management mode, resulting in heavily constrictive fiscal policy. This was reflected in sell-offs across the board, and the outcome of this was a difficult environment for the Fund in October and November. Although we have seen a period of improvement in Latin American markets since October 27, 1997, volatility still permeates the international investment environment based largely on global externalities. Although the Latin American markets remain subject to this volatility, the policy responses have been timely and have averted further deterioration caused by the Asian currency crisis.

Q: Since the Fund's inception, Brazil has been its largest country weighting.
Why?

A: We have been overweighted in Brazil since we launched the Fund; it is now 68% of the portfolio and has fluctuated between 65% and 70% since mid-1997. We continue to like Brazil as the best market in Latin America, because of the country's positive fundamentals. We believe that Brazil offers a lot more value than Mexico, because it is the region's largest and most liquid stock market and it is reasonably priced. We like the telecommunications sector in Brazil in particular; our biggest position is in Telebras, and we have also expanded into some of the telecom operating companies such as Telesp and Telerj. More recently, we have bought shares in some of the cellular firms, including Telesp Celular, Telerj Celular and Telemig Celular. In general, we are overweighted in telecom companies in Brazil, as well as in those companies that will benefit from restructuring or privatization, such as the electric power companies Celesc and Copel. We believe that there are other reasons to be positive about Brazil. By our calculations it is one of the cheapest markets in the world right now. Given our positive outlook, Brazil remains the Fund's largest country weighting.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                             Latin America Fund
                                                            --------------------
                                                            Portfolio Highlights


Q: Mexico has been the portfolio's second-largest country weighting since the Fund's inception. What's your view of that market now?

A: Our weighting for Mexico has ranged between 25% and 35% of the Fund. We think it's important to be selective in Mexico right now. It has been more difficult to make money in Mexico than in Brazil. For one, the decline in the price of oil has negatively affected government revenues, and the lingering banking crisis has led to a relative lack of liquidity. Mexico has been in a reform mode since 1994, however, and we believe that the political and economic situation will gradually improve, albeit slowly. We are mainly invested in media and consumer-related companies, including Corporacion Interamericana Entertainment
(CIE), Grupo Carso and Pepsi Gemex.

Q: Given the crisis in Southeast Asia, is there still a good reason to invest in Latin America?

A: Yes. Latin American markets have some of the most attractive valuations of the emerging economies. In nearly all countries, economic and political reform is under way, and markets are more open to investors than just a decade ago. Governments continue to implement privatization and deregulation schemes, which will help spur growth over the long term. The region will, however, remain subject to global externalities, and investors' confidence in emerging markets will continue to suffer as a result of Asian volatility.

In terms of the tangible economic impact as opposed to investor sentiment, with the exceptions of Peru and Chile, Latin American countries trade very little with Asia. In view of this, we don't think most of them are directly vulnerable to lower demand from the region. That said, Asia's currency devaluations could put Latin American manufacturers at a competitive disadvantage in markets where they vie with Asian exporters. Generally, however, the export volume of countries such as Mexico depends on demand from the United States, and we expect that to remain healthy in 1998. Thus, having seen such widespread volatility and decline in prices for a region whose economic fundamentals are relatively positive, we still have great confidence in Latin America's long-term potential.


There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Telec Brasileiras-Telebras ON ...........................................  14.2%
Saraiva SA Livreiros Editores ...........................................   5.6%
Embraer Empresa .........................................................   5.6%
Confab Industrial S.A. ..................................................   5.2%
Cia Rio Grandense
de Telecomunicacoes .....................................................   5.2%
Telebras, ADR ...........................................................   5.1%
Grupo Fernandez Editores
S.A. de C.V., Series B ..................................................   5.1%
Telefonica de Argentina, ADR ............................................   4.9%
Corporacion Interamericana
Entertainment S.A., Series B ............................................   4.7%
Cia de Gas de Sao Paulo .................................................   4.4%

================================================================================
                               TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Brazil ..................................................................  72.6%
Mexic ...................................................................  17.8%
Argentina ...............................................................   4.9%
Columbia ................................................................   2.2%
Venezuela ...............................................................   1.9%

---------------------
The Montgomery Funds
---------------------
 Latin America Fund
---------------------
    Investments

PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 62.4%
    Shares                                                        Value (Note 1)

Argentina - 4.9%
     6,800     Telefonica de Argentina, ADR
               (Telephone/Networks) .............................$       220,575

Brazil - 35.6%
 1,300,000     Brasmotor S.A. (Holding) .........................        119,147
   213,000     Cia Rio Grandense de Telecomunicacoes
               (Telephone/Regional-Local) .......................        232,236
     2,100     Electrobras, GDS/**/ (Electric Utilities) ........        157,500
     2,100     Telebras, ADR (Telephone/Networks) ...............        229,294
 7,993,000     Telec Brasileiras-Telebras ON
               (Telephone/Networks) .............................        635,819
 3,030,000     Telec do Rio Janeiro S.A.+
               (Telephone/Networks) .............................        124,443
    44,464     Telecomunicacoes do Rio Janeiro
               (Telephone/Networks) .............................              0
 3,030,000     Telerj Celular S.A.
               (Telecommunications/Other) .......................         91,695
                                                                          ------
                                                                       1,590,134
Columbia - 2.2%
    33,000     Carulla Y Cia S.A., ADR (Retail Trade) ...........         99,000

Mexico - 17.8%
    55,000     Acer Computer Latino America S.A. de C.V. +
               (Computers & Office Equipment) ...................         32,441
    75,184     Corporacion Interamericana Entertainment
               S.A., Series B+ (Entertainment) ..................        211,692
 1,659,000     Grupo Fernandez Editores S.A. de C.V.,
               Series B+ (Newspapers/Publishing) ................        228,942
    84,000     Grupo Financiero Banorte S.A. de C.V.,
               Class B+ (Holding) ...............................         93,484
    20,000     Grupo Carso S.A. de C.V. (Holding) ...............         82,244
    11,358     Interamericana Entrenamiento Corporation,
               Series "L" (Entertainment) .......................         26,545
     9,800     Pepsi-Gemex, ADR (Food & Beverage) ...............        118,213
                                                                         -------
                                                                         793,561
Venezuela - 1.9%
     3,300     Compania Anonima Nacional Telefonos
               de Venezuela, ADR (Telephone/Networks) ...........         82,500

TOTAL COMMON STOCKS
(Cost $3,898,280) ...............................................      2,785,770


PREFERRED STOCKS - 37.0%

Brazil - 37.0%
 4,020,000     Banco do Estado de Sao Paulo S.A.-
               Banespa (Banks) ..................................        185,993
 3,500,000     Cia de Gas de Sao Paulo (Oil) ....................        198,219
20,000,000     Cia Paranaense de Energi (Electric Utility) ......        186,762
   138,600     Confab Industrial S.A. (Machinery & Tools) .......        232,488
14,000,000     Embraer Empresa (Airlines) .......................        248,152
    59,700     Saraiva SA Livreiros Editores
               (Newspapers/Publishing) ..........................        250,094
 1,900,000     Telec do Rio Janeiro S.A. ........................
               (Telephone/Networks) .............................        142,925
 1,900,000     Telerj Celular SA, Series B
               (Telecommunications/Other) .......................        113,009
 1,700,000     Telecomunicacoes de Minas Gerais-Telemig,
               Series C+ (Telecommunications/Other) .............         51,446
   500,000     Telesp Celular S.A., Series B+
               (Telephone/Wireless) .............................         41,503
                                                                          ------
TOTAL PREFERRED STOCKS
(Cost $1,885,723) ...............................................$     1,650,591

REPURCHASE AGREEMENTS - 0.7%
(Cost $32,000)
Principal Amount
    $32,000    Agreement with Greenwich Capital Markets,
               6.30% dated 06/30/98, to be repurchased at
               $32,006 on 07/01/98, collateralized by
               $32,640 market value of U.S. government
               securities, having various maturities and
               various interest rates............................        32,000
                                                                         ------
TOTAL INVESTMENTS - 100.1%
(Cost $5,816,003*)...............................................     4,468,361

OTHER ASSETS AND LIABILITIES - (0.1)%
(Net)............................................................        (2,969)
                                                                          -----

NET ASSETS - 100.0%..............................................$    4,465,392
                                                                      =========

*  Aggregate cost for federal tax purposes was $5,878,340.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+  Non-income producing security.


Abbreviations:
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
GDS   Global Depositary Share


The accompanying notes are an integral part of these financial statements.

                                                       -------------------------
                                                          The Montgomery Funds
                                                       -------------------------
                                                       Global Opportunities Fund
                                                       -------------------------
                                                          Portfolio Highlights


INVESTMENT REVIEW

Q: How did the Fund perform for the year ended June 30, 1998, and the first half of calendar year 1998?

A: For the year ended June 30, the Fund outperformed the Morgan Stanley Capital International (MSCI) World Index. The Fund returned 27% compared with the index's performance of 17%. The Fund also outperformed the index for the six-month period, generating returns of 31.2% versus index returns of 16.9%. Because of these great results, we are pleased to report that the Fund has garnered a five-star rating from Morningstar for its risk/return profile over the three-year period ended June 30, 1998. The Fund was rated against 778 international equity funds.

Q: What were the main factors behind this performance?

A: The major factors contributing to the Fund's outperformance were its overweight position in Europe, combined with its large weighting in the telecommunications sector, which was the top-performing sector worldwide during the first half of 1998. Finland, Belgium, France and Germany all recorded double-digit gains in the second quarter. In the European telecom sector, market deregulation as well as the expansion of wireless services and the development of new services on existing networks, such as call-waiting and call-forwarding, have led to strong growth. In addition, incumbent telephone companies have enjoyed profit windfalls from the boom in data transmission, which has been spurred by the increased penetration of personal computers.

The European financial services sector, which has rallied due to the specter of pension deregulation and the prospects of a pan-European banking industry (spurred by the introduction of the Economic and Monetary Union [EMU]), has been--and we believe will continue to be--a strong performer for us. In the financial sector, we are investing in companies that we believe will be successful asset gatherers in a deregulated pension environment. In Europe, this market is currently dominated by banks and insurance companies; we are hoping to capitalize on the growth of their fee-based business, which in many cases is becoming a larger portion of their business than traditional banking. We believe that both the telecommunications and financial services sectors will continue to perform strongly throughout the rest of the year.

At the end of June, the Fund's five largest country weightings were the United Kingdom (13.9%), the United States (12.5%), Japan (8.0%), the Netherlands (7.3%) and Germany (6.8%).

Q: You continue to be underweighted in Japan. What is your outlook for that country, and how will the emerging markets be affected?

A: We are cautiously optimistic about moderate economic recovery in Japan against the backdrop of the expected policy initiatives in the banking system. These new initiatives could result in an improvement in the negative sentiment in that country. The recent change in leadership and the expected shifts in policy together will shed light on Japan's role in global financial

================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

John Boich, CFA........................................ Senior Portfolio Manager
Oscar Castro, CFA...................................... Senior Portfolio Manager

================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                          Average annual total returns
                          for the period ended 6/30/98

--------------------------------------------------------------------------------
                                   Montgomery
                            Global Opportunities Fund
Since inception (9/30/93)...............................................  18.34%
One year................................................................  27.12%
Three years.............................................................  24.74%

--------------------------------------------------------------------------------
                                MSCI World Index
Since 9/30/93...........................................................  15.92%
One year................................................................  17.46%
Three years.............................................................  19.73%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         Growth of a $10,000 Investment

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS
                                                                        07/10/98


MONTGOMERY GLOBAL OPPORTUNITIES(R)
Initial Investment:   10,000         Period: 09/30/93 - 06/98
This is a no load fund.


                     Growth of       Value of           Growth of
                     Initial         Reinvested         Investment with
Date         Nav     Investment      Distributions      Distributions Reinvested

09/30/93    12.00     $10,000                $0                $10,000
09/93       12.00     $10,000                $0                $10,000
10/93       12.83     $10,692                $0                $10,692
11/93       12.85     $10,708                $0                $10,708
12/93       14.22     $11,850                $0                $11,850
01/94       15.04     $12,533                $0                $12,533
02/94       14.82     $12,350                $0                $12,350
03/94       13.81     $11,508                $0                $11,508
04/94       13.98     $11,650                $0                $11,650
05/94       13.82     $11,517                $0                $11,517
06/94       12.92     $10,767                $0                $10,767
07/94       13.46     $11,217                $0                $11,217
08/94       14.23     $11,858                $0                $11,858
09/94       13.93     $11,608                $0                $11,608
10/94       14.26     $11,883                $0                $11,883
11/94       12.83     $10,692              $404                $11,096
12/94       12.53     $10,442              $394                $10,836
01/95       11.90     $ 9,917              $375                $10,292
02/95       12.05     $10,042              $379                $10,421
03/95       11.96     $ 9,967              $376                $10,343
04/95       12.33     $10,275              $388                $10,663
05/95       12.70     $10,583              $400                $10,983
06/95       13.25     $11,042              $417                $11,459
07/95       13.97     $11,642              $440                $12,082
08/95       13.72     $11,433              $433                $11,866
09/95       14.24     $11,867              $448                $12,315
10/95       13.91     $11,592              $438                $12,030
11/95       14.27     $11,892              $511                $12,403
12/95       14.62     $12,183              $524                $12,707
01/96       14.94     $12,450              $535                $12,985
02/96       15.29     $12,742              $567                $13,289
03/96       15.80     $13,167              $566                $13,733
04/96       16.74     $13,?50              $600                $14,550
05/96       17.17     $14,?08              $615                $14,923
06/96       16.96     $14.133              $608                $14,741
07/96       15.84     $13,200              $568                $13,768
08/96       16.43     $13,692              $588                $14,280
09/96       17.12     $14,267              $613                $14,880
10/96       16.43     $13,692            $1,130                $14,822
11/96       17.13     $14,275            $1,178                $15,453
12/96       16.73     $13,942            $1,329                $15,271
01/97       17.48     $14,567            $1,389                $15.956
02/97       17.20     $14,333            $1,367                $15,700
03/97       16.99     $14,158            $1,350                $15,508
04/97       17.05     $14,208            $1,355                $15,563
05/97       18.30     $15,250            $1,454                $16,704
06/97       19.17     $15,975            $1,523                $17,498
07/97       20.04     $16,700            $1,592                $18,292
08/97       19.15     $15,958            $1.522                $17,480
09/97       20.18     $16,817            $1,603                $18,420
10/97       18.35     $15,292            $1,458                $16,750
11/97       18.56     $15,467            $1,474                $16,941
12/97       14.63     $12,192            $4,767                $16,959
01/98       15.23     $12,692            $4,962                $17,654
02/98       16.95     $14,125            $5,523                $19,648
03/98       18.19     $15,158            $5,927                $21,085
04/98       19.04     $15,867            $6,203                $22,070
05/98       18.95     $15,792            $6,174                $21,966
06/98       19.19     $15,992            $6,252                $22,244

Prepared by The Performance Measurements and Analytics Department.


                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                                               LIPPER
        MSCI WORLD IX ND                       GLOBAL
              AVE                               AVE
           9/93-6/98                          9/93-6/98
DATE        RETURN      VALUE       DATE       RETURN        VALUE

Sep-93                   $10,000   Sep-93                     $10,000
Oct-93                 10273.16    Oct-93                   10402.83
Nov-93                  9689.62    Nov-93                   10109.50
Dec-93                 10161.39    Dec-93                   10889.01
Jan-94                 10829.22    Jan-94                   11398.94
Feb-94                 10686.69    Feb-94                   11157.49
Mar-94                 10223.57    Mar-94                   10675.68
Apr-94                 10537.21    Apr-94                   10856.82
May-94                 10561.93    May-94                   10836.09
Jun-94                 10530.18    Jun-94                   10624.26
Jul-94                 10727.96    Jul-94                   10938.05
Aug-94                 11048.59    Aug-94                   11325.73
Sep-94                 10755.85    Sep-94                   11109.78
Oct-94                 11059.33    Oct-94                   11288.13
Nov-94                 10577.23    Nov-94                   10785.29
Dec-94                 10677.18    Dec-94                   10692.30
Jan-95                 10514.35    Jan-95                   10383.39
Feb-95                 10665.08    Feb-95                   10562.22
Mar-95                 11176.54    Mar-95                   10834.90
Apr-95                 11563.46    Apr-95                   11180.10
May-95                 11659.76    May-95                   11418.59
Jun-95                 11653.55    Jun-95                   11605.37
Jul-95                 12234.00    Jul-95                   12200.34
Aug-95                 11958.81    Aug-95                   12025.14
Sep-95                 12304.54    Sep-95                   12266.66
Oct-95                 12106.16    Oct-95                   12023.90
Nov-95                 12525.94    Nov-95                   12232.49
Dec-95                 12889.52    Dec-95                   12463.07
Jan-96                 13120.03    Jan-96                   12787.60
Feb-96                 13197.24    Feb-96                   12927.02
Mar-96                 13414.11    Mar-96                   13151.58
Apr-96                 13726.78    Apr-96                   13558.20
May-96                 13735.90    May-96                   13677.98
Jun-96                 13802.60    Jun-96                   13667.34
Jul-96                 13312.03    Jul-96                   13086.30
Aug-96                 13462.27    Aug-96                   13401.40
Sep-96                 139?6.57    Sep-96                   13811.29
Oct-96                 14081.44    Oct-96                   13837.82
Nov-96                 148?7.77    Nov-96                   14520.59
Dec-96                 14626.87    Dec-96                   14520.63
Jan-97                 14800.40    Jan-97                   14868.68
Feb-97                 14967.86    Feb-97                   14949.01
Mar-97                 14669.00    Mar-97                   14756.44
Apr-97                 15145.69    Apr-97                   14985.16
May-97                 16077.77    May-97                   15852.14
Jun-97                 16876.89    Jun-97                   16550.67
Jul-97                 17651.43    Jul-97                   17380.57
Aug-97                 16467.86    Aug-97                   16355.68
Sep-97                 17359.73    Sep-97                   17343.33
Oct-97                 16443.26    Oct-97                   16229.15
Nov-97                 16731.44    Nov-97                   16314.33
Dec-97                 16932.55    Dec-97                   16526.09
Jan-98                 17401.62    Jan-98                   16744.77
Feb-98                 18575.92    Feb-98                   17935.33
Mar-98                 19357.46    Mar-98                   18836.60
Apr-98                 19543.72    Apr-98                   19157.29
May-98                 19295.87    May-98                   19032.59
Jun-98                 19750.88    Jun-98                   19159.81



    Montgomery Global          MSCI World            Lipper Global
Date       Opportunities Fund          Index/1/            Funds Average/2/
--------------------------------------------------------------------------------
9/93           $10,000                  $10,000                  $10,000
6/98           $22,244                  $19,751                  $19,160


/1/ The Morgan Stanley Capital International World Index measures the performance of selected stocks in 23 developed countries. The index is presented gross of dividend withholding taxes.

/2/  The Lipper Global Funds Average universe consists of 66 funds.

-------------------------
  The Montgomery Funds
-------------------------
Global Opportunities Fund
-------------------------
      Investments


================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
Mannesmann AG ............................................................  3.1%
Nokia Corporation AB, Series A ...........................................  2.7%
Orange PLC ...............................................................  2.5%
Telefonica Nacional de Espana ............................................  2.4%
Railtrack Group PLC ......................................................  2.3%
Vivendi ..................................................................  2.2%
AirTouch Communications, Inc. ............................................  2.2%
Portugal Telecom S.A. ....................................................  2.2%
WorldCom, Inc. ...........................................................  2.2%
United Utilities PLC, ORD ................................................  2.0%


================================================================================
                               TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
United Kingdom ........................................................... 13.9%
United States ............................................................ 12.5%
Japan ....................................................................  8.0%
Netherlands ..............................................................  7.3%
Italy ....................................................................  6.8%


markets. Although we are not expecting radical change from the government in Japan, we continue to have high hopes for reform-minded companies, such as Nissan Motor Company, which constitutes 1.7% of the portfolio.

As for the emerging markets, over the past three months the declining yen set off renewed concern that Southeast Asian markets would suffer another round of currency devaluations. As a result, investor sentiment continued to be negative in emerging markets generally. We believe that until the markets in Southeast Asia become less volatile, global emerging markets in general will remain jittery. The Fund's exposure to those markets, however, has been relatively small during the past six months. We are cautiously optimistic regarding the telecommunications sector in Brazil, and the telecom and banking sectors in Greece. As Greece looks to become a member of Europe's EMU, the policy initiatives that the government takes to make this happen should create a positive environment for stocks.

Q: What is the difference between the Global Opportunities Fund and Montgomery's other international funds?

A: The Global Opportunities Fund takes the best ideas of many of the Funds that we manage, including International Growth, International Small Cap and Global Communications, as well as select growth opportunities in emerging markets and the United States. We use our bottom-up stock selection process to shape a global portfolio with the best of our equity research ideas. The Fund is consistent in its investment style, which looks for undervalued companies having what we believe to be a minimum annual capital appreciation potential of 25%.

Q: What attributes do you consider in selecting stocks? And why do you think your strategy makes the Fund a good place to invest?

A: Our strategy is to seek out high-quality companies that we think offer the potential for long-term growth of earnings and cash flow and which trade at attractive valuations. We have a great deal of flexibility in where we can look for such companies, which is one of the key benefits of this Fund. Through it investors can gain exposure to what we think are some of the most dynamic companies in the world, whether they are located in the United States, in developed foreign economies or in the emerging markets.


Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/98. The ratings are subject to change every month. Past performance is no guarantee of future results. The ratings are calculated from the funds' three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of funds in a rating universe receive five stars.

                                                       -------------------------
                                                         The Montgomery Funds
                                                       -------------------------
                                                       Global Opportunities Fund
                                                       -------------------------
                                                              Investments


PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 93.7%
    Shares                                                        Value (Note 1)

Australia - 0.7%
   57,600     AMP Ltd. (Software Systems) .......................$       675,773

Canada - 1.5%
   55,600     Cognos, Inc.+ (Software Systems) ...................     1,482,087

China/Hong Kong - 1.9%
1,085,000     China Telecom (Hong Kong) Ltd.**+
              (Telephone/Wireless) ...............................     1,883,485

Finland - 4.2%
  224,600     Merita PLC, Class A+ (Banks) .......................     1,485,706
   35,260     Nokia Corporation AB, Series A
              (Telecommunications Equipment) .....................     2,595,897
                                                                       ---------
                                                                       4,081,603
France - 6.0%
   11,500     Cap Gemini S.A. (Business Services) ................     1,807,070
   31,500     Renault (Auto/Auto Parts) ..........................     1,791,827
   10,106     Vivendi (Business Services) ........................     2,158,037
                                                                       ---------
                                                                       5,756,934
Germany - 6.8%
      880     Axel Springer Verlag, Class A
              (Newspapers/Publishing) ............................       649,104
   16,600     Bayerische Vereinsbank AG (Banks) ..................     1,408,574
   26,770     Kiekart AG (Auto/Auto Parts) .......................     1,514,359
   28,600     Mannesmann AG (Machinery & Tools) ..................     2,942,322
                                                                       ---------
                                                                       6,514,359
Greece - 3.1%
   10,200     National Bank of Greece (Banks) ....................     1,307,271
   66,777     Hellenic Telecommunication Organization
              S.A.+ (Telephone/Networks) .........................     1,712,118
                                                                       ---------
                                                                       3,019,389
Italy - 6.8%
  147,000     Credito Agrario Bresciano (Banks) ..................     1,787,083
  248,000     Saipem SpA**+
              (Oilfield Equipment & Services) ....................     1,274,372
  287,200     Telecom Italia Mobile Di Risp
              (Telephone/Wireless) ...............................       969,860
  137,900     Telecom Italia Mobile SpA**
              (Telephone/Wireless) ...............................       843,661
  176,400     Telecom Italia SpA**+   (Telephone/Networks) .......     1,299,110
   74,500     Telecom Italia di Risp (Telephone/Networks) ........       360,812
                                                                         -------
                                                                       6,534,898
Japan - 8.0%
       30     Advantest Corporation (Semiconductor) ..............         1,619
   62,000     Bridgestone Corporation** (Auto/Auto Parts) ........     1,470,746
   41,500     Meitec (Software Systems)** ........................     1,440,660
  491,000     Nissan Motor Company (Auto/Auto Parts) .............     1,551,797
   21,600     Sony Corporation (Electronics) .....................     1,866,782
   19,000     TDK Corporation (Electronics) ......................     1,408,476
                                                                       ---------
                                                                       7,740,080

Netherlands - 7.3%
   31,400     ASM Lithography Holding N.V.**+
              (Semiconductor)   ..................................       911,581
   27,160     International Nederlanden Groep N.V (Banks) ........     1,779,801
   39,250     Ordina Beheer N.V. (Business Serivices) ............     1,272,514
   20,185     Philips Electronics N.V. (Electronics) .............     1,698,096
   17,000     Unilever N.V., ADR
              (Cosmetics & Personel Care) ........................     1,341,938
                                                                       ---------
                                                                       7,003,930
New Zealand - 1.8%
  819,000     Telecommunications Corporation of New Zealand**
              (Telephone/Networks) ...............................     1,751,545

Norway - 1.6%
   86,000     Aker Maritime** (Oil) ..............................     1,514,974

Portugal - 2.2%
   40,230     Portugal Telecom S.A. (Telephone/Networks) .........     2,133,541

Russia - 3.0%
   31,200     Global Telesystems Group Inc.**
              (Telecom/Networks) .................................     1,517,100
   29,900     Vimpel Communications, ADR**
              (Telephone/Wireless) ...............................     1,338,025
                                                                       ---------
                                                                       2,855,125
Singapore - 2.8%
    9,600     Creative Technology Ltd.**+
              (Computers & Office Equipment) .....................       116,795
   70,000     Creative Technology Ltd., ADR**+
              (Computers & Office Equipment) .....................       868,438
   38,700     Flextronics International (Electronics) ............     1,682,241
                                                                       ---------
                                                                       2,667,474
Spain - 5.4%
   62,000     Argentaria (Banks) .................................     1,390,805
   45,371     Baron de Ley S.A.+ (Food & Beverage) ...............     1,505,956
   49,081     Telefonica Nacional de Espana**
              (Telephone/Networks) ...............................     2,269,216
                                                                       ---------
                                                                       5,165,977
Sweden - 2.7%
   49,696     Ericsson (L.M.) Telephone Company, Class B
              (Telecommunications Equipment) .....................     1,451,933
   38,300     Forenings Sparbanken AB (Banks) ....................     1,152,602
                                                                       ---------
                                                                       2,604,535
Switzerland - 1.5%
      880     Novartis AG (Pharmacy/Drugs) .......................     1,466,764


The accompanying notes are an integral part of these financial statements.

-------------------------
  The Montgomery Funds
-------------------------
Global Opportunities Fund
-------------------------
     Investments


COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

United Kingdom - 13.9%
   178,700     Amvescap PLC
               (Investment Management)  ........................$      1,745,496
   187,000     Cable & Wireless Communications PLC
               (Telephone/Wireless) .............................      1,893,699
    48,300     Glaxo Wellcome PLC, ORD
               (Pharmacy/Drugs) .................................      1,450,831
   108,110     National Express Group PLC (Railroad) ............      1,748,252
   227,900     Orange PLC+ (Telephone/Wireless) .................      2,416,331
    90,300     Railtrack Group PLC+ (Railroad) ..................      2,214,869
   130,307     United Utilities PLC, ORD (Water Utilities) ......      1,896,154
                                                                       ---------
                                                                      13,365,632
United States - 12.5%
    36,900     AirTouch Communications, Inc.+
               (Telecommunications Equipment) ...................      2,156,344
    19,350     Cisco Systems Inc.+
               (Telephone/Networks) .............................      1,782,014
    23,000     Estee Lauder Companies Inc. ......................
               (Cosmetics & Personel Care) ......................      1,602,813
    32,100     Galileo International Inc. .......................
               (Business Services) ..............................      1,446,506
    39,100     General Nutrition Center, Inc.+
               (Retail Trade) ...................................      1,219,431
    50,700     TMP Worldwide Inc.+
               (Broadcasting/Advertising) .......................      1,766,578
    43,700     WorldCom, Inc.**+
               (Telephone/Long Distance) ........................      2,112,622
                                                                       ---------
                                                                      12,086,308
TOTAL COMMON STOCKS
               (Cost $76,325,972) ...............................     90,304,413


PREFERRED STOCKS - 1.9%

Brazil - 1.9%
11,770,000     Telemig Celular S.A., Series C
               (Telephone/Wireless) .............................        356,189
 8,600,000     Telesep Celular S.A., Series B
               (Telephone/Wireless) .............................        713,847
11,770,000     Telec PN (Telephone) .............................        819,234
     7,239     Telec de Minas Cerais (Telephone/Wireless) .......              0
                                                                               -
TOTAL PREFERRED STOCKS
               (Cost $2,546,917) ................................      1,889,270

REPURCHASE AGREEMENTS - 3.7%
Principal Amount                                                  Value (Note 1)
 $1,790,500    Agreement with Bear Stearns, Tri-Party,
               6.35% dated 06/30/98, to be repurchased
               at $1,790,816 on 07/01/98, collateralized
               by $1,826,310 market value of U.S.
               government securities, having various
               maturities and various interest rates............. $    1,790,500

  1,790,500    Agreement with Greenwich Capital Markets,
               Tri-Party, 6.35% dated 06/30/98, to be
               repurchased at $1,790,816 on 07/01/98,
               collateralized by $1,826,310 market value
               of U.S. government securities, having various
               maturities and various interest rates.............      1,790,500
                                                                       ---------

TOTAL REPURCHASE AGREEMENTS
(Cost  $3,581,000)...............................................      3,581,000
                                                                       ---------

TOTAL INVESTMENTS - 99.3%
(Cost $82,453,889*)..............................................     95,774,683

OTHER ASSETS AND LIABILITIES - 0.7%
(Net)............................................................        636,931
                                                                         -------

NET ASSETS - 100.0%..............................................$    96,411,614
                                                                      ==========

*  Aggregate cost for federal tax purposes was $82,975,942.
** Securities on loan at June 30, 1998, which have an aggregate market value of $15,300,045, represent 15.9% of the total net asset value of the Fund (see note 4 to Financial Statements).
+  Non-income producing security.


Abbreviations:
ADR   American Depositary Receipt
ORD   Ordinary

                                   Montgomery
                           Global Communications Fund
Since inception (6/1/93)................................................  19.85%
One year................................................................  45.45%
Five years..............................................................  19.32%

--------------------------------------------------------------------------------
                          MSCI Telecommunications Index
Since 5/31/93...........................................................  14.37%
One year................................................................  36.83%
Five years..............................................................  14.12%

--------------------------------------------------------------------------------
Performance is cumulative and for a limited period of time. Past performance is no guarantee of future results. Net asset value, investment return and princi-pal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.




                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS




MONTGOMERY GLOBAL COMMUNICATION(R)
Initial Investment: $10,000   Period: 06/01/93 - 06/98
This is a no load fund.




                        Growth of a $10,000 investment



                      Growth of      Value of         Growth of
                      Initial        Reinvested       Investment with
Date          Nav     Investment     Distributions    Distributions Reinvested

06/01/93     12.00      $10,000              $0              $10,000
06/93        12.45      $10,375              $0              $10,375
07/93        12.75      $10,625              $0              $10,625
08/93        14.01      $11,675              $0              $11,675
09/93        14.42      $12,017              $0              $12,017
10/93        15.44      $12,867              $0              $12,867
11/93        14.48      $12,067              $0              $12,067
12/93        16.18      $13,483              $0              $13,483
01/94        16.86      $14,050              $0              $14,050
02/94        16.27      $13,558              $0              $13,558
03/94        15.07      $12,558              $0              $12,558
04/94        15.29      $12,742              $0              $12,742
05/94        15.13      $12,608              $0              $12,608
06/94        14.20      $11,833              $0              $11,833
07/94        14.31      $12,342              $0              $12,342
08/94        15.86      $13,217              $0              $13,217
09/94        15.54      $12,950              $0              $12,950
10/94        15.74      $13,117              $0              $13,117
11/94        14.45      $12,042             $26              $12,068
12/94        13.98      $11,650             $25              $11,675
01/95        13.18      $10,983             $24              $11,007
02/95        13.15      $10,958             $24              $10,982
03/95        13.46      $11,217             $24              $11,241
04/95        14.01      $11,675             $25              $11,700
05/95        14.68      $12,233             $27              $12,260
06/95        15.42      $12,850             $28              $12,878
07/95        16.25      $13,542             $29              $13,571
08/95        16.28      $13,567             $29              $13,596
09/95        17.12      $14,267             $30              $14,297
10/95        16.32      $13,600             $29              $13,629
11/95        16.48      $13,733             $30              $13,763
12/95        16.34      $13,617             $29              $13,646
01/96        16.70      $13,917             $30              $13,947
02/96        16.84      $14,033             $31              $14,064
03/96        16.98      $14,150             $30              $14,180
04/96        18.15      $15,125             $33              $15,158
05/96        18.11      $15,092             $32              $15,124
06/96        18.05      $15,042             $32              $15,074
07/96        16.97      $14,142             $30              $14,172
08/96        17.31      $14,425             $31              $14,456
09/96        17.88      $14,900             $32              $14,932

Prepared by The Performance Measurements and Analytics Department.



                    MSCI Telecom PRICE Index

6/1/93                                 $10,000.00
(6/30)   Jun 93     2.22     1.0222    $10,222.00
(7/31)   Jul 93     0.98   1.032218    $10,322.18
         Aug 93     5.85   1.092602    $10,926.02
         Sep 93    -1.58   1.075339    $10,753.39
         Oct 93     4.38   1.122439    $11,224.39
         Nov 93    -5.27   1.063286    $10,632.86
         Dec 93     1.81   1.082532    $10,825.32
         Jan 94     4.28   1.128864    $11,288.64
         Feb 94    -6.77    1.05244    $10,524.40
         Mar 94    -3.28    1.01792    $10,179.20
         Apr 94     3.11   1.049578    $10,495.78
         May 94     0.42   1.053986    $10,539.86
         Jun 94    -0.63   1.047346    $10,473.46
         Jul 94     2.84    1.07709    $10,770.90
         Aug 94     3.01   1.109511    $11,095.11
         Sep 94    -3.01   1.076114    $10,761.14
         Oct 94     2.06   1.098282    $10,982.82
         Nov 94    -6.97   1.021732    $10,217.32
         Dec 94     -0.4   1.017645    $10,176.45
         Jan 95     2.13   1.039321    $10,393.21
         Feb 95    -0.18    1.03745    $10,374.50
         Mar 95     1.85   1.056643    $10,566.43
         Apr 95     1.18   1.069111    $10,691.11
         May 95     1.42   1.084293    $10,842.93
         Jun 95     1.55   1.101099    $11,010.99
         Jul 95     2.27   1.126094    $11,260.94
         Aug 95     2.18   1.150643    $11,506.43
         Sep 95     5.88   1.218301    $12,183.01
         Oct 95    -1.25   1.203072    $12,030.72
         Nov 95     0.58    1.21005    $12,100.50
         Dec 95     3.06   1.247078    $12,470.78
         Jan 96     1.68   1.268028    $12,680.28
         Feb 96    -0.89   1.256743    $12,567.43
         Mar 96    -1.53   1.237515    $12,375.15
         Apr 96     3.16    1.27662    $12,766.20
         May 96     -1.1   1.262577    $12,625.77
         Jun 96     -0.3    1.25879    $12,587.90
         Jul 96    -6.75   1.173821    $11,738.21
         Aug 96     0.45   1.179104    $11,791.04
         Sep 96     1.14   1.192545    $11,925.45
         Oct 96     1.93   1.215562    $12,155.62
         Nov 96     5.39    1.28108    $13,096.48
         Dec 96     2.23   1.309648    $13,222.21
         Jan 97     0.96   1.322221    $13,361.04
         Feb 97     1.05   1.336104    $12,183.01
         Mar 97    -3.17    1.29375    $12,937.50
         Apr 97     1.08   1.307722    $13,077.22
         May 97      6.1   1.387493    $13,874.93
         Jun 97     4.22   1.446046    $14,460.46
         Jul 97      1.8   1.472074    $14,720.74
         Aug 97    -6.28   1.379628    $13,796.28
         Sep 97     6.77   1.473029    $15,481.82
         Oct 97    -1.47   1.451375    $14,513.75
         Nov 97     6.67   1.548182    $15,481.82
         Dec 97     3.66   1.604846    $16,048.46
         Jan 98     5.77   1.697445    $16,974.45
         Feb 98     3.93   1.764155    $17,641.55
         Mar 98     8.69    1.91746    $19,174.60
         Apr 98    -1.07   1.896943    $18,969.43
         May 98      0.3   1.902634    $19,026.34
         Jun 98     3.98   1.978359    $19,783.59




                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS




MONTGOMERY GLOBAL COMMUNICATION(R)
Initial Investment: $10,000   Period: 06/01/93 - 06/98
This is a no load fund.



                      Growth of      Value of         Growth of
                      Initial        Reinvested       Investment with
Date          Nav     Investment     Distributions    Distributions Reinvested


10/96        16.70     $13,917           $582              $14,499
11/96        17.40     $14,500           $607              $15,107
12/96        16.76     $13,950           $790              $14,740
01/97        17.60     $14,667           $830              $15,497
02/97        17.24     $14,367           $813              $15,180
03/97        16.88     $14,067           $796              $14,863
04/97        17.25     $14,375           $814              $15,189
05/97        18.67     $15,558           $882              $16,440
06/97        19.59     $16,325           $925              $17,250
07/97        20.75     $17,292           $979              $18,271
08/97        19.44     $16,200           $918              $17,118
09/97        20.78     $17,317           $980              $18,297
10/97        19.15     $15,958           $904              $16,862
11/97        19.07     $15,892           $900              $16,792
12/97        15.57     $12,975         $4,099              $17.074
01/98        16.36     $13,633         $4,307              $17,940
02/98        19.66     $16,383         $5,176              $21,599
03/98        21.59     $17,992         $5,683              $23,675
04/98        22.15     $18,458         $5,831              $24,289
05/98        21.80     $18,167         $5,738              $23,905
06/98        22.88     $19,067         $6,023              $25,090


                     INDEX HYPOTHETICAL GROWTH FOR 10,000


        LIPPER
   TELECOMMUNICATION
          AVE
         5/93-6/98

DATE        RETURN   VALUE


May-93                $10,000
Jun-93               9855.82
Jul-93               10032.18
Aug-93               10625.78
Sep-93               10673.80
Oct-93               11111.90
Nov-93               10788.63
Dec-93               11657.41
Jan-94               12186.17
Feb-94               11918.62
Mar-94               11395.76
Apr-94               11575.48
May-94               11559.51
Jun-94               11334.39
Jul-94               11668.59
Aug-94               12088.43
Sep-94               11867.26
Oct-94               12056.46
Nov-94               11512.03
Dec-94               11392.95
Jan-95               11039.62
Feb-95               11230.21
Mar-95               11530.28
Apr-95               11909.82
May-95               12153.04
Jun-95               12348.52
Jul-95               13009.02
Aug-95               12815.28
Sep-95               13057.78
Oct-95               12776.91
Nov-95               12993.94
Dec-95               13234.54
Jan-96               13575.01
Feb-96               13715.67
Mar-96               13953.15
Apr-96               14388.52
May-96               14510.56
Jun-96               14490.54
Jul-96               13860.07
Aug-96               14200.54
Sep-96               14625.09
Oct-96               14638.80
Nov-96               15354.64
Dec-96               15382.48
Jan-97               15700.84
Feb-97               15781.94
Mar-97               15570.40
Apr-97               15789.25
May-97               16716.01
Jun-97               17447.18
Jul-97               18327.10
Aug-97               17242.68
Sep-97               18295.95
Oct-97               17073.96
Nov-97               17142.01
Dec-97               17367.78
Jan-98               17573.83
Feb-98               18826.09
Mar-98               19769.36
Apr-98               20096.10
May-98               19943.86
Jun-98               20073.61

                                         M $31 SCI                   Lipper
               Montgomeray Global   Telecomm $30  unications Telecommunications
Date           Communications Fund        Index/1/            Funds Average/2/
--------------------------------------------------------------------------------
6/93                $10,000             $10,000                  $10,000
6/98                $25,090             $19,784                  $29,074


/1/ The MSCI Telecommunications Index measures the performance of equity securities of approximately 25 communications companies in developed countries.

/2/ The Lipper Telecommunication Funds Average universe consists of seven funds.

---------------------
The Montgomery Funds
---------------------
Global Communications
       Fund
---------------------
Portfolio Highlights


================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)

Global TeleSystems Group, Inc., ADR ...................................... 12.1%
Colt Telecom Group PLC, ADR ..............................................  3.7%
Mannesmann AG ............................................................  3.0%
Nokia Corporation AB, Series A ...........................................  2.7%
Telefonica de Espana, ORD ................................................  2.6%
Orange PLC ...............................................................  2.5%
AirTouch Communications, Inc. ............................................  2.5%
WorldCom, Inc. ...........................................................  2.3%
Vivendi ..................................................................  2.3%
ADC Telecommunications, Inc. .............................................  2.2%


================================================================================
                               TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)
United States ............................................................ 17.2%
Russia ................................................................... 14.2%
United Kingdom ........................................................... 10.2%
Netherlands ..............................................................  4.4%
Greece ...................................................................  4.3%


Q: Several high-profile telecom mergers and acquisitions have taken place over the past 12 months. What implications might this have for the industry?

A: We view this activity as a strong vote of confidence in the telecommunications sector. Companies are looking to deliver fully integrated products at affordable prices. An excellent example of this is the WorldCom-MCI merger. This union will meld an Internet company, an established long-distance provider and a competitive local provider. The proposed AT&T-TCI union also highlights the perceived value of TCI's cable access into the home, as it will allow the expanded company to provide a greater range of services.

Q: Does digitalization continue to be an important trend for the telecommu-nications industry?

A: Yes, digitalization continues to play a pivotal role in the transformation of the telecom industry. Digitalization is displacing traditional analog technologies in many industries due to its ability to facilitate the faster movement of higher-quality data, thereby creating new avenues for sales and revenue growth. In telecommunications, the trend toward digitalization is being accelerated in wireless services through the development of smaller, lighter, longer-battery-life phones. These offer businesses and personal users better quality and a greater variety of products for their money. Digitalization is also revolutionizing consumer electronics, with DVD (digital videodisc) technology, digital cameras and so on. In our view this bodes well for firms that are developing cutting-edge digital technology.

Q: Why should an investor consider the Global Communications Fund?

A: In our view some of the world's most exciting opportunities lie outside the United States. Consumers in many of these countries have embraced new communi-cations technology more quickly and enthusiastically than U.S. consumers have. In a global fund, we have more flexibility to capitalize on opportunities throughout the world. We believe that having a global scope may also potentially minimize the Fund's risk. Sector funds confined to one country are doubly vulnerable: The sector in any particular country may slump, or the entire market may decline. With such focused exposure, this type of fund would not have the ability to insulate itself from such a decline. That's why we invest around the world, making careful decisions in terms of asset allocation, in markets at different stages of the economic cycle. We also believe that this global strategy may increase the Fund's long-term returns.


There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. There are additional risks associated with investing in funds that lack industry diversification.

                                                         ---------------------
                                                         The Montgomery Funds
                                                         ---------------------
                                                         Global Communications
                                                                 Fund
                                                         ---------------------
                                                         I n v e s t m e n t s


PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 93.4%

    Shares                                                        Value (Note 1)

Brazil - 0.9%
    22,200     Telebras, ADR (Telephone/Networks) ...............$     2,423,963

Canada - 3.4%
   182,400     Bell Canada International Inc.**+
               (Telephone/Wireless) .............................      4,292,100
   147,700     Cognos, Inc.+ (Software Systems) .................      3,937,127
    35,100     Metronet Communications Corporation,
               Class B+ (Telephone/Networks) ....................        987,188
                                                                         -------
                                                                       9,216,415
China/Hong Kong - 3.3%
 1,887,000     China Telecom (Hong Kong) Ltd.**+
               (Telephone/Wireless) .............................      3,275,703
    53,300     China Telecom (Hong Kong) Ltd.,
               Sponsored ADR**+ (Telephone/Wireless) ............      1,842,180
 1,539,500     Smartone Telecommunications**
               (Telephone/Wireless) .............................      3,755,363
                                                                       ---------
                                                                       8,873,246
Finland - 3.2%
    31,270     Helsingin Puhelin Oyj (Helsinki Telephone
               Corporation) (Telephone/Networks) ................      1,457,922
    97,900     Nokia Corporation AB, Series A
               (Telecommunications Equipment) ...................      7,207,554
                                                                       ---------
                                                                       8,665,476
France - 4.2%
    32,000     Cap Gemini S.A. (Business Services) ..............      5,028,367
    28,519     Vivendi (Conglomerates) ..........................      6,089,953
                                                                       ---------
                                                                      11,118,320
Germany - 3.9%
     3,305     Axel Springer Verlag, Class A
               (Newspapers/Publishing) ..........................      2,437,829
    78,600     Mannesmann AG (Machinery & Tools) ................      8,086,240
                                                                       ---------
                                                                      10,524,069
Greece - 4.3%
   135,800     Hellas Telecommunications S.A., ADR**+
               (Telephone/Wireless) .............................      5,627,213
   224,764     Hellenic Telecommunication Organization
               S.A.**+ (Telephone/Networks) .....................      5,762,868
                                                                       ---------
                                                                      11,390,081
Ireland - 1.6%
   111,000     Esat Telecom Group PLC, ADR+
               (Telephone/Networks) .............................      4,204,125

Italy - 3.9%
   612,361     Telecom Italia SpA** (Telephone/Networks) ........      4,509,776
   455,000     Telecom Italia Mobile SpA**
               (Telephone/Wireless) .............................      2,783,650
   203,613     Telecom Italia di Risp (Telephone/Networks) ......        986,121
   659,600     Telecom Italia Mobile di Risp
               (Telephone/Wireless) .............................      2,227,438
                                                                       ---------
                                                                      10,506,985
Japan - 3.3%
    59,500     Sony Corporation** (Electronics) .................      5,142,294
    50,000     TDK Corporation (Electronics) ....................      3,706,516
                                                                       8,848,810
Mexico - 1.3%
   264,000     Grupo Iusacell, Series L, ADR**+
               (Telephone/Wireless) .............................      3,630,000

Netherlands - 4.4%
    83,500     ASM Lithography Holding N.V.**+
               (Semiconductor) ..................................      2,424,109
    65,550     Philips Electronics N.V
               (Telecommunications Equipment) ...................      5,514,501
   118,000     Ordina Beheer N.V. (Business Services) ...........      3,825,646
                                                                       ---------
                                                                      11,764,256
New Zealand - 1.7%
 2,111,000     Telecommunication Corporation of
               New Zealand, Installment Receipts**
               (Telephone/Networks) .............................      4,514,667

Poland - 1.2%
   180,200     Prokom Software, GDR+ (Business Services) ........      3,094,935

Portugal - 2.8%
   108,200     Portugal Telecom S.A. (Telephone/Networks) .......      5,738,234
     9,210     Telecel-Comunicacaoes Pessoais S.A.+
               (Telephone/Wireless) .............................      1,636,446
                                                                       ---------
                                                                       7,374,680
Russia - 14.2%
   676,480     Global TeleSystems Group, Inc., ADR**+
               (Telephone/Networks) .............................     32,235,963
   200,000     Russian Telecommunications Development
               Corporation**+ (Telephone/Networks) ..............      1,381,124
    96,721     Vimpel-Communications, ADR**+
               (Telephone/Wireless) .............................      4,328,265
                                                                       ---------
                                                                      37,945,352
Singapore - 2.8%
    68,400     Creative Technology Ltd.**+
               (Computers & Office Equipment) ...................        832,166
   153,500     Creative Technology Ltd., ADR**+
               (Computers & Office Equipment) ...................      1,904,359
   107,200     Flextronics International (Electronics) ..........      4,659,850
                                                                       ---------
                                                                       7,396,375
Spain - 4.1%
   151,854     Telefonica de Espana, ORD**
               (Telephone/Networks) .............................      7,020,834
   301,900     Union Electrica Fenosa S.A.+
               (Electric Utilities) .............................      3,888,181
                                                                       ---------
                                                                      10,909,015


The accompanying notes are an integral part of these financial statements

---------------------
The Montgomery Funds
---------------------
Global Communications
        Fund
---------------------
    Investments


COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

Sweden - 1.5%
   137,640     Ericsson (L.M.) Telephone Company, Class B
               (Telecommunications Equipment) ................... $    4,021,332

United Kingdom - 10.2%
   505,000     Cable & Wireless Communications PLC
               (Telephone/Wireless) .............................      5,113,999
    61,400     Colt Telecom Group PLC, ADR**
               (Telephone/Regional-Local) .......................      9,954,475
    80,100     Dr. Solomon's Group, ADR**
               (Software Systems) ...............................      2,788,481
 4,216,000     Freepages Group PLC+
               (Broadcasting/Advertising) .......................      2,657,394
   623,400     Orange PLC (Telephone/Wireless) ..................      6,609,658
                                                                       ---------
                                                                      27,124,007
United States - 17.2%
   158,500     ADC Telecommunications, Inc. .....................
               (Telecommunications) .............................      5,790,203
   112,500     AirTouch Communications, Inc.+
               (Telephone/Wireless) .............................      6,574,219
    78,800     Bell Atlantic Corporation
               (Telephone/Regional-Local) .......................      3,595,250
   100,050     Celullar Comm International, Inc. ................
               (Telephone/Wireless) .............................      5,002,500
    50,826     Cisco Systems, Inc.+ (Telephone/Networks) ........      4,680,757
   107,300     Galileo International Inc. .......................
               (Business Services) ..............................      4,835,206
   128,200     McLeod, Inc.+ (Telephone/Regional-Local) .........      4,987,781
    90,000     Montgomery Emerging Communications
               Fund, Ltd.+/++ (Mutual Funds) ....................      1,327,500
    55,100     Scripps Company (E.W.)
               (Newspapers/Publishing) ..........................      3,020,169
   128,348     WorldCom, Inc.**+
               (Telephone/Long Distance) ........................      6,204,824
                                                                       ---------
                                                                      46,018,409
TOTAL COMMON STOCKS
(Cost $160,870,471) .............................................    249,564,518

PREFERRED STOCKS - 3.3%
Brazil - 3.3%
 5,415,660     Telecommunicacoes de Sao Paulo S.A.
               (Telephone/Regional-Local) .......................      1,273,667
84,709,077     Telecommunicacoes de Minas Gerais-Telemig,
               Series C+ (Telecommunications/Other) .............      2,563,503
29,272,562     Telesp Celular S.A., Series B+
               (Telephone/Wireless) .............................      2,429,783
34,809,077     Telec de Minas Gerais S.A.
               (Telephone/Regional-Local) .......................      2,422,836
                                                                       ---------

TOTAL PREFERRED STOCKS
(Cost $10,669,444) ..............................................      8,689,789

RIGHTS - 0.0%
(Cost $648)

Brazil - 0.0%
     21,410    Telec de Minas Gerais S.A., Rights, Expire
               07/14/98+ (Telephone/Regional-Local)..............  $           0
                                                                               -
TOTAL SECURITIES
(Cost $171,540,563)..............................................    258,254,307
                                                                     -----------
REPURCHASE AGREEMENTS - 1.1%

Principal Amount

 $1,418,000    Agreement with UBS, Tri-Party, 6.30%
               dated 06/30/98, to be repurchased at
               $1,418,248 on 07/01/98, collateralized by
               $1,446,360 market value of U.S. government
               securities, having various maturities and
               various interest rates............................      1,418,000

  1,418,000    Agreement with Greenwich Capital Markets,
               Tri-Party, 6.30% dated 06/30/98, to be
               repurchased at $1,418,248 on 07/01/98,
               collateralized by $1,446,360 market value
               of U.S. government securities, having various
               maturities and various interest rates.............      1,418,000
                                                                       ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $2,836,000)................................................      2,836,000
                                                                       ---------
TOTAL INVESTMENTS - 97.8%
(Cost $174,376,563*).............................................    261,090,307

OTHER ASSETS AND LIABILITIES - 2.2%
(Net)............................................................      6,022,580
                                                                       ---------

NET ASSETS - 100.0%..............................................   $267,112,887
                                                                     ===========

*   Aggregate cost for federal tax purposes was $174,805,546.
** Illiquid security or special situation security (see note 6 to Financial Statements).
*** Securities on loan at June 30, 1998, which have an aggregate market value of $35,486,014, represent 13.3% of the total net assets of the Fund (see note 4 to Financial Statements).
+   Non-income producing security.
++  See note 2 to Financial Statements.


Abbreviations:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
ORD  Ordinary

The Montgomery Global Communications Fund concentrates its investments in the global communications industry. Because of this concentration, the value of this Fund's shares may vary in response to factors affecting the global communications industry, and therefore may be more volatile than those of investment companies that do not similarly concentrate their investments. The global communications industry may be subject to greater changes in governmental policies and govern- mental regulation than many other industries, and regulatory approval requirements may materially affect the products and services of this industry.


The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                               Select 50 Fund
                                                            --------------------
                                                            Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Select 50 Fund perform for fiscal year 1998?

A: For the 12 months ended June 30, the Fund gained 15.4%, compared with a 30.2% return for the Standard & Poor's 500 Index. Contributing to this was the Fund's underperformance in the first six months of calendar year 1998, at the end of which it had generated returns of 11.5%, compared with 17.7% for the S&P 500. The Select 50 Fund offers a unique and innovative approach to portfolio diversification. Each of Montgomery's five equity investment teams selects 10 or so of their best capital appreciation ideas from their areas of expertise to create a portfolio of approximately 50 stocks. This results in a roughly 60% exposure to the U.S. market and 40% to the international markets. The portfolio comprises securities selected from the U.S. growth, equity income, and small-cap categories, as well as the international developed and emerging markets.

Q: What were the major factors behind the underperformance?

A: For much of the year, the U.S. markets, particularly the stocks that compose the S&P 500, have achieved a superior investment performance to most other world markets. When juxtaposed with the investment strategy of the Select 50 (which, as previously stated, results in an approximate mix of 60% U.S. stocks and 40% non-U.S. equities), the Fund has had exposure to markets that have underperformed the U.S. market. Although we have had good success relative to the asset classes themselves, the returns have been no match for the strength of the U.S. market overall.

Asian turbulence also contributed to the Fund's results. The market turmoil in Asia has led to a difficult environment not only for Asian stocks, but also for emerging markets worldwide, due to the extreme negative sentiment generated by the crisis. In addition, the difficulties facing the Asian markets have had a negative effect on the performance of many smaller or non-household-name stocks in the U.S. markets: There was a "flight to quality" which bolstered the performance of the largest companies. Due to attractive valuations and compelling growth, the Select 50 portfolio has maintained exposure to these sectors. In spite of their near-term weakness, we are confident in the longer-term attractiveness of these holdings.

Q: In which industry sectors does the Fund have the largest positions?

A: At June 30, the top three sectors in which we were invested were consumer cyclicals (15%), financial services firms (14%) and capital goods companies (13%). Our sector allocation is decided by the way in which the five subportfolios are constructed; that is, how the top stocks in each of the portfolios are performing. We continuously monitor our sector exposure to make sure we are not inadvertently overexposed to a particular sector.

Q: What's your outlook for global markets for the remainder of 1998?

A: We are optimistic that the environment for European equities will continue to be strong, although we believe that the reduced economic activity in Asia will begin to have a bigger impact on developed markets. The continued uncertainty surrounding


================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
                               Kevin Hamilton, CFA
                      Chair, Investment Oversight Committee
                          Montgomery U.S. Growth Equity
                        Montgomery U.S. Small Cap Equity
                          Montgomery U.S. Equity Income
                         Montgomery International/Global
                           Montgomery Emerging Markets


================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/98

--------------------------------------------------------------------------------
                            Montgomery Select 50 Fund
Since inception (10/2/95)................................................ 28.94%
One year................................................................. 15.44%

--------------------------------------------------------------------------------
                                  S&P 500 Index
Since 9/30/95............................................................ 29.73%
One year................................................................. 30.20%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.


                         Growth of a $10,000 Investment

                         FIRST DATA INVESTOR SERVICES

                       MUTUAL FUND HYPOTHETICAL ANALYSIS                  PAGE 1
                                                                        07/10/98


MONTGOMERY SELECT 50(R)
Initial Investment:  $10,000     Period: 10/02/95 - 06/98
This is no load fund.

                    Growth of      Value of       Growth of
                    Initial        Reinvested     Investment with
Date      NAV       Investment     Distributions  Distributions Reinvested
10/02/95  12.00       $10,000         $    0          $10,000
10/95     12.50       $10,417         $    0          $10,417
11/95     13.24       $11,033         $   47          $11,080
12/95     13.83       $11,525         $   49          $11,574
01/96     14.28       $11,900         $   51          $11,951
02/96     14.53       $12,108         $   52          $12,160
03/96     14.96       $12,467         $   53          $12,520
04/96     15.87       $13,225         $   56          $13,281
05/96     16.81       $14,008         $   60          $14,068
06/96     16.46       $13,717         $   58          $13,775
07/96     15.18       $12,650         $   54          $12,704
08/96     15.89       $13,242         $   56          $13,298
09/96     16.37       $13,642         $   58          $13,700
10/96     15.67       $13,058         $  571          $13,629
11/96     16.26       $13,550         $  592          $14,142
12/96     16.03       $13,358         $  584          $13,942
01/97     17.20       $14,333         $  627          $14,960
02/97     17.39       $14,492         $  633          $15,125
03/97     16.84       $14,033         $  614          $14,647
04/97     17.21       $14,342         $  627          $14,969
05/97     19.00       $15,833         $  693          $16,526
06/97     20.01       $16,675         $  729          $17,404
07/97     21.54       $17,950         $  785          $18,735
08/97     21.37       $17,808         $  779          $18,587
09/97     22.60       $18,833         $  824          $19,657
10/97     21.15       $17,625         $  771          $18,396
11/97     20.79       $17,325         $  757          $18,082
12/97     18.83       $15,692         $2,331          $18,023
01/98     18.42       $15,350         $2,281          $17,631
02/98     19.79       $16,492         $2,450          $18,942
03/98     21.06       $17,550         $2,608          $20,158
04/98     21.72       $18,100         $2,689          $20,789
05/98     21.21       $17,675         $2,626          $20,301
06/98     20.99       $17,492         $2,599          $20,091

Prepared by The Performance Measurements and Analytics Department.

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                                                    LIPPER
             S&P 500                           CAP APPRECIATION
               AVE                                    AVE
            9/95-6/98                              9/95-6/98
DATE         RETURN        VALUE       DATE         RETURN        VALUE
Sep-95                  $ 10,000       Sep-95                    $ 10,000
Oct-96                   9964.27       Oct-95                     9797.58
Nov-96                  10401.19       Nov-95                    10165.70
Dec-95                  10601.54       Dec-95                    10280.97
Jan-96                  10961.95       Jan-96                    10453.57
Mar-96                  11063.93       Mar-96                    10743.73
Mar-96                  11170.45       Mar-96                    10880.64
Apr-96                  11334.99       Apr-96                    11349.66
May-96                  11626.82       May-96                    11719.11
Jun-96                  11671.15       Jun-96                    11375.78
Jul-96                  11155.80       Jul-96                    10572.30
Aug-96                  11391.47       Aug-96                    11016.57
Sep-96                  12032.04       Sep-96                    11600.16
Oct-96                  12363.76       Oct-96                    11490.58
Nov-96                  13297.49       Nov-96                    12001.21
Dec-96                  13034.08       Dec-96                    11921.64
Jan-97                  13847.95       Jan-97                    12455.88
Feb-97                  13956.67       Feb-97                    12143.38
Mar-97                  13384.28       Mar-97                    11546.93
Apr-97                  14182.60       Apr-97                    11717.18
May-97                  15049.69       May-97                    12651.02
Jun-97                  15718.74       Jun-97                    13126.17
Jul-97                  16969.14       Jul-97                    14109.84
Aug-97                  16019.21       Aug-97                    13871.02
Sep-97                  16896.03       Sep-97                    14685.00
Oct-97                  16332.38       Oct-97                    14062.06
Nov-97                  17087.82       Nov-97                    14100.72
Dec-97                  17381.07       Dec-97                    14225.02
Jan-98                  17573.13       Jan-98                    14157.77
Feb-98                  18839.84       Feb-98                    15198.22
Mar-98                  19803.83       Mar-98                    15885.58
Apr-98                  20006.62       Apr-98                    16005.24
May-98                  19663.21       May-98                    15432.00
Jun-98                  20461.33       Jun-98                    15942.73



                                                                Lipper
                 Montgomery                               Capital Appreciation
Date           Select 50 Fund      S&P 500 Index/1/          Funds Average/2/
--------------------------------------------------------------------------------
10/95             $10,000              $10,000                   $10,000
 6/98             $20,091              $20,461                   $15,943


/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

/2/ The Lipper Capital Appreciation Funds Average universe consists of 151 funds.

---------------------
The Montgomery Funds
---------------------
   Select 50 Fund
---------------------
    Investments


================================================================================
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)

Akbank T.A.S ............................................................   4.7%
Bank Leumi Le-Israel ....................................................   2.7%
Transportadora de Gas del Sur SA, ADR ...................................   2.6%
Portugal Tecom SA .......................................................   2.6%
Mannesmann AG ...........................................................   2.4%
International Nederlanden Groep N.V......................................   2.4%
Duane Reade, Inc.........................................................   2.4%
Montupet ................................................................   2.3%
HA-LO Industries, Inc....................................................   2.3%
Philips Electronics N.V..................................................   2.3%


================================================================================
                              TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)

Banks ...................................................................  14.0%
Retail Trade ............................................................   7.8%
Telecommunications Equipment ............................................   6.4%
Machinery and Tools .....................................................   5.3%
Oil .....................................................................   5.3%


the U.S. economy and Asia's impact on earnings will make stock selection crucial. We believe that the Select 50 Fund is well positioned for this kind of environment given our disciplined investment strategies. Our portfolio managers use rigorous fundamen- tal analysis within a framework of macroeconomic, geopolitical and company-specific research to construct each of the Fund's subportfolios. Over the long term, we believe that this disciplined, diversified strategy will help minimize the Fund's risk and maxi- mize shareholders' returns.

Q: Why should an investor consider the Select 50 Fund?

A: The Select 50 Fund combines diversification across regions and investment styles with a focus on stocks that our managers believe offer the best capital appreciation potential. It showcases Montgomery's expertise in five different market segments: equity income, which focuses primarily on large-cap, value-oriented U.S. stocks; growth, which emphasizes mid- to large-cap domestic growth stocks; small-cap, which specializes in small U.S. companies; international, which invests in developed foreign stock exchanges; and emerging markets, which focuses on developing foreign markets. So it's a great way for an investor to tap into Montgomery's capabilities in various investment styles and achieve instant diversification across company size, sectors and countries.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.


PORTFOLIO INVESTMENTS

June 30, 1998

COMMON STOCKS - 95.3%
    Shares                                                        Value (Note 1)

Agricultural Commodities - 0.7%
  3,000,000    PPB Oil Palms Berhad (Malaysia) .................. $    1,951,690

Auto/Auto Parts - 3.6%
     81,200    Brisa-Auto Estradas de Portugal SA+
               (Portugal) .......................................      3,474,973
    158,858    Montupet (France) ................................      6,306,286
                                                                       ---------
                                                                       9,781,259
Banks - 14.0%
391,142,500    Akbank T.A.S. (Turkey) ...........................     12,631,714
  3,685,000    Bank Leumi Le-Israel (Israel) ....................      7,351,721
     90,000    First Union Corporation (United States) ..........      5,242,500
     98,300    International Nederlanden Groep N.V ..............
               (Netherlands) ....................................      6,441,621
     85,000    National City Corporation (United States) ........      6,035,000
                                                                       ---------
                                                                      37,702,556
Broadcasting/Advertising - 3.3%
  4,159,200    Freepages Group PLC+ (United Kingdom) ............      2,621,593
    200,712    HA-LO Industries, Inc.+ (United States) ..........      6,247,161
                                                                       ---------
                                                                       8,868,754
Building Materials - 3.9%
    175,050    Encore Wire Corporation+ (United States) .........      2,833,622
    103,700    Interface, Inc. (United States) ..................      2,093,444
     90,000    Masco Corporation (United States)$ ...............      5,445,000
                                                                       ---------
                                                                      10,372,066
Business Services - 3.2%
    266,000    Caribiner International, Inc.+ (United States) ...      4,655,000
    113,800    On Assignment, Inc.+ (United States) .............      3,986,556
                                                                       ---------
                                                                       8,641,556
Cement - 1.3%
    199,999    Amerya Cement (Egypt) ............................      3,459,125

Chemicals - 2.2%
     60,000    Dow Chemical Company (United States) .............      5,801,250

Computers and Office Equipment - 1.8%
    100,000    Pitney Bowes, Inc. (United States) ...............      4,812,500

Conglomerates - 1.8%
     60,000    Minnesota Mining & Manufacturing
               Company (United States) ..........................      4,931,250

Consumer Services - 2.2%
     38,762    Azkoyen S.A. (Spain) .............................      5,957,746


The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                           The Montgomery Funds
                                                           ---------------------
                                                              Select 50 Fund
                                                           ---------------------
                                                           I n v e s t m e n t s


COMMON STOCKS - continued
    Shares                                                        Value (Note 1)

Diversified Financial Services - 1.7%
     125,000    FIRSTPLUS Financial Group, Inc.+
                (United States) ................................  $   4,718,750

Electrical Equipment - 1.8%
      80,000    Emerson Electric Company (United States) .......      4,825,000

Electronics - 3.3%
      69,700    Moog Inc., Class A+ (United States) ............      2,661,669
      73,100    Philips Electronics N.V. (Netherlands) .........      6,149,657
                                                                      ---------
                                                                      8,811,326
Food and Beverage - 1.8%
     100,000    Dole Food Company, Inc. (United States) ........      4,968,750

Machinery and Tools - 5.3%
     122,829    Elevadores Atlas SA (Brazil) ...................      2,070,960
     143,150    Manitowoc Company, Inc. (United States) ........      5,779,681
      63,400    Mannesmann AG (Germany) ........................      6,522,489
                                                                      ---------
                                                                     14,373,130
Medical Products - 2.2%
     166,000    Cooper Companies, Inc.+ (United States) ........      6,048,625

Metals and Mining - 1.4%
     194,600    ISPAT International N.V.+ (Netherlands) ........      3,648,750

Oil - 5.3%
      72,200    Amerada Hess Corporation (United States) .......      3,921,362
      65,000    Chevron Corporation (United States) ............      5,399,063
     110,000    Dresser Industries, Inc. (United States) .......      4,846,875
                                                                      ---------
                                                                     14,167,300
Pharmacy/Drugs - 4.1%
      97,000    Glaxo Wellcome Plc, ADR (United Kingdom) .......      5,801,813
      40,000    Merck & Company, Inc. (United States) ..........      5,350,000
                                                                      ---------
                                                                     11,151,813
Pipelines - 2.6%
     610,700    Transportadora de Gas del Sur SA, ADR
                (Argentina) ....................................      7,023,050

Pulp and Paper - 2.0%
     125,000    International Paper Company (United States) ....      5,375,000

Retail Trade - 7.8%
       7,210    Carrefour SA (France) ..........................      4,561,631
     214,000    Duane Reade, Inc.+ (United States) .............      6,420,000
     148,000    Linens 'N Things, Inc.+ (United States) ........      4,523,250
      70,000    Nordstrom Inc. (United States) .................      5,405,312
                                                                      ---------
                                                                     20,910,193
Software Systems - 4.2%
     175,000    Avid Technology Inc. + (United States) .........      5,867,969
     241,000    Structural Dynamics Research Corporation+
                (United States) ................................      5,550,531
                                                                      ---------
                                                                     11,418,500
Telecommunications Equipment - 6.4%
     220,000    Aspect Telecommunications Corporation+
                (United States) ................................      6,036,250
     105,000    Comverse Technology+ (United States) ...........      5,450,156
      79,700    Nokia Corporation, ADR (Finland) ...............      5,783,231
                                                                      ---------
                                                                     17,269,637
Telephone/Networks - 4.4%
     130,000    Portugal Tecom SA+ (Portugal) ..................      6,894,366
      18,600    Portugal Tecom, ADR (Portugal) .................        981,150
  48,780,000    Telec Brasileiras-Telebras ON (Brazil) .........      3,880,299
                                                                      ---------
                                                                     11,755,815
Telephone/Regional-Local - 2.0%
     120,000    Bell Atlantic Corporation (United States) ......      5,475,000
       3,300    Mahanagar Telephone Nigam Ltd. (India) .........         13,885
                                                                         ------
                                                                      5,488,885
Trucking - 1.0%
     140,700    Swift Transportation Company, Inc.+
                (United States) ................................      2,796,413
                                                                      ---------
TOTAL COMMON STOCKS
(Cost $226,285,379) ............................................    257,030,689

REPURCHASE AGREEMENTS - 9.3%

Principal Amount

$12,490,000     Agreement with Bear Stearns, Tri-Party,
                6.35% dated 06/30/98, to be repurchased at
                $12,492,203 on 07/01/98, collateralized by
                $12,739,800 market value of U.S. government
                securities, having various maturities and
                various interest rates..........................     12,490,000

 12,490,000     Agreement with Paine Webber Group,
                Tri-Party, 6.10% dated 06/31/98, to be
                repurchased at $12,492,116 on 07/01/98,
                collateralized by $12,739,800 market value of
                U.S. government securities, having various
                maturities and various interest rates...........     12,490,000
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS
(Cost $24,980,000)..............................................     24,980,000
                                                                     ----------
TOTAL INVESTMENTS - 104.6%
(Cost $251,265,379*)............................................    282,010,689

OTHER ASSETS AND LIABILITIES - (4.6)%
(Net)...........................................................    (12,292,432)
                                                                     ----------

NET ASSETS - 100.0%.............................................$   269,718,257
                                                                    ===========

*  Aggregate cost for federal tax purposes was $253,907,126.
+  Non-income producing security.

Abbreviations:
ADR   American Depositary Receipt


The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
U.S. Asset Allocation
        Fund
---------------------
Portfolio Highlights


================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
                               Kevin Hamilton, CFA
                      Chair, Investment Oversight Committee
                             Montgomery Growth Team
                          Montgomery Fixed-Income Team


================================================================================
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/98

--------------------------------------------------------------------------------
                                   Montgomery
                           U.S. Asset Allocation Fund

Since inception (3/31/94)...............................................  21.15%
One year................................................................  14.67%
Three years.............................................................  17.67%

--------------------------------------------------------------------------------
                                  S&P 500 Index

Since 3/31/94...........................................................  27.36%
One year................................................................  30.20%
Three years.............................................................  30.23%

--------------------------------------------------------------------------------
                                 Lehman Brothers
                              Aggregate Bond Index

Since 3/31/94...........................................................  8.21%
One year................................................................ 10.54%
Three years.............................................................  7.87%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.


                         Growth of a $10,000 investment


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY U.S. ASSET ALLOCATION(R)
Initial Investment:    $10,000               Period: 03/31/94 - 06/98
This is a no load fund.

                     Growth of    Value of            Growth of
                     Initial      Reinvested          Investment with
Date        NAV      Investment   Distributions       Distributions Reinvested
03/31/94    12.00    $ 10,000        $     0                  $  10,000
03/94       12.00    $ 10,000        $     0                  $  10,000
04/94       12.19    $ 10,158        $     0                  $  10,158
05/94       12.45    $ 10,375        $     0                  $  10,375
06/94       12.24    $ 10,200        $     0                  $  10,200
07/94       12.89    $ 10,742        $     0                  $  10,742
08/94       13.25    $ 11,042        $     0                  $  11,042
09/94       13.37    $ 11,142        $     0                  $  11,142
10/94       13.84    $ 11,533        $     0                  $  11,533
11/94       14.05    $ 11,708        $   226                  $  11,934
12/94       14.10    $ 11,750        $   226                  $  11,976
01/95       14.24    $ 11,867        $   228                  $  12,095
02/95       14.71    $ 12,258        $   237                  $  12,495
03/95       15.16    $ 12,633        $   244                  $  12,877
04/95       15.25    $ 12,708        $   245                  $  12,953
05/95       15.82    $ 13,183        $   254                  $  13,437
06/95       16.33    $ 13,608        $   263                  $  13,871
07/95       16.83    $ 14,025        $   270                  $  14,295
08/95       17.06    $ 14,217        $   274                  $  14,491
09/95       17.41    $ 14,508        $   280                  $  14,788
10/95       17.41    $ 14,508        $   280                  $  14,788
11/95       17.49    $ 14,575        $   978                  $  15,553
12/95       17.86    $ 14,883        $   999                  $  15,882
01/96       17.84    $ 14,867        $   997                  $  15,864
02/96       18.29    $ 15,242        $ 1,022                  $  16,264
03/96       18.54    $ 15,450        $ 1,036                  $  16,486
04/96       19.09    $ 15,908        $ 1,068                  $  16,976
05/96       19.51    $ 16,258        $ 1,091                  $  17,349
06/96       19.33    $ 16,108        $ 1,081                  $  17,189
07/96       18.74    $ 15,617        $ 1,047                  $  16,664
08/96       19.17    $ 15,975        $ 1,072                  $  17,047
09/96       19.64    $ 16,367        $ 1,098                  $  17,465
10/96       18.50    $ 15,417        $ 2,330                  $  17,747
11/96       19.11    $ 15,925        $ 2,407                  $  18,332
12/96       18.09    $ 15,075        $ 2,848                  $  17,923
01/97       18.37    $ 15,308        $ 2,893                  $  18,201
02/97       18.23    $ 15,192        $ 2,870                  $  18,062
03/97       17.84    $ 14,867        $ 2,808                  $  17,675
04/97       18.41    $ 15,342        $ 2,898                  $  18,240
05/97       19.45    $ 16,208        $ 3,063                  $  19,271
06/97       19.89    $ 16,575        $ 3,132                  $  19,707
07/97       21.35    $ 17,792        $ 3,361                  $  21,153
08/97       21.12    $ 17,600        $ 3,325                  $  20,925
09/97       21.86    $ 18,217        $ 3,441                  $  21,658
10/97       21.54    $ 17,950        $ 3,391                  $  21,341
11/97       21.59    $ 17,992        $ 3,399                  $  21,391
12/97       18.01    $ 15,008        $ 6,323                  $  21,331
01/98       17.94    $ 14,950        $ 6,298                  $  21,248
02/98       18.68    $ 15,567        $ 6,557                  $  22,124
03/98       19.12    $ 15,933        $ 6,713                  $  22,646
04/98       19.30    $ 16,083        $ 6,776                  $  22,859
05/98       19.08    $ 15,900        $ 6,698                  $  22,598
06/98       19.08    $ 15,900        $ 6,698                  $  22,598

Prepared by The Performance Measurements and Analytics Department.

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                                                                  LIPPER
         S&P 500                     LEHMSN AGG              FLEXIBLE PORTFOLIOS
           AVE                          AVE                          AVE
        3/94-6/98                     3/94-6/98                    3/94-6/98
DATE   RETURN   VALUE          DATE    RETURN     VALUE           DATE   RETURN    VALUE
Mar-94            $10,000      Mar-94               $10,000       Mar-94               $10,000
Apr-94          10128.12       Apr-94            9920.15          Apr-94            10019.58
May-94          10293.68       May-94            9918.76          May-94            10063.26
Jun-94          10041.78       Jun-94            9896.84          Jun-94             9894.16
Jul-94          10371.28       Jul-94           10093.42          Jul-94            10097.66
Aug-94          10795.51       Aug-94           10105.95          Aug-94            10342.91
Sep-94          10531.74       Sep-94            9957.21          Sep-94            10181.90
Oct-94          10768.01       Oct-94            9948.34          Oct-94            10245.77
Nov-94          10376.34       Nov-94            9926.25          Nov-94            10003.34
Dec-94          10529.96       Dec-94            9994.79          Dec-94            10062.73
Jan-95          10802.84       Jan-95           10192.59          Jan-95            10158.46
Feb-95          11223.43       Feb-95           10434.93          Feb-95            10446.76
Mar-95          11554.08       Mar-95           10498.95          Mar-95            10657.51
Apr-95          11894.05       Apr-95           10645.60          Apr-95            10872.66
May-95          12368.72       May-95           11057.56          May-95            11246.66
Jun-95          12655.51       Jun-95           11138.63          Jun-95            11472.73
Jul-95          13075.01       Jul-95           11113.75          Jul-95            11775.61
Aug-95          13107.65       Aug-95           11247.88          Aug-95            11857.07
Sep-95          13660.51       Sep-95           11357.31          Sep-95            12126.81
Oct-95          13611.70       Oct-95           11505.01          Oct-95            12060.48
Nov-95          14208.55       Nov-95           11677.41          Nov-95            12436.38
Dec-95          14482.24       Dec-95           11841.29          Dec-95            12621.04
Jan-96          14974.57       Jan-96           11919.92          Jan-96            12873.84
Feb-96          15113.88       Feb-96           11712.72          Feb-96            12946.58
Mar-96          15259.40       Mar-96           11631.30          Mar-96            13025.23
Apr-96          15484.17       Apr-96           11565.89          Apr-96            13188.55
May-96          15882.82       May-96           11542.40          May-96            13359.21
Jun-96          15943.37       Jun-96           11697.41          Jun-96            13352.04
Jul-96          15239.38       Jul-96           11729.42          Jul-96            12973.38
Aug-96          15561.31       Aug-96           11709.76          Aug-96            13203.02
Sep-96          16436.36       Sep-96           11913.82          Sep-96            13670.06
Oct-96          16889.51       Oct-96           12177.73          Oct-96            13908.41
Nov-96          18165.03       Nov-96           12386.32          Nov-96            14562.59
Dec-96          17805.19       Dec-96           12271.15          Dec-96            14419.16
Jan-97          18916.97       Jan-97           12308.73          Jan-97            14902.10
Feb-97          19065.48       Feb-97           12339.35          Feb-97            14887.35
Mar-97          18283.57       Mar-97           12202.61          Mar-97            14465.48
Apr-97          19374.11       Apr-97           12385.28          Apr-97            14870.78
May-97          20558.60       May-97           12502.36          May-97            15523.02
Jun-97          21472.56       Jun-97           12650.75          Jun-97            16003.56
Jul-97          23180.67       Jul-97           12991.90          Jul-97            16926.06
Aug-97          21883.02       Aug-97           12881.08          Aug-97            16413.04
Sep-97          23080.80       Sep-97           13071.05          Sep-97            17110.19
Oct-97          22310.83       Oct-97           13260.67          Oct-97            16727.09
Nov-97          23342.80       Nov-97           13321.73          Nov-97            17005.19
Dec-97          23743.40       Dec-97           13455.86          Dec-97            17221.17
Jan-98          24005.76       Jan-98           13628.61          Jan-98            17332.37
Feb-98          25736.15       Feb-98           13618.35          Feb-98            18176.57
Mar-98          27053.00       Mar-98           13665.15          Mar-98            18783.84
Apr-98          27330.02       Apr-98           13736.48          Apr-98            18962.13
May-98          26860.90       May-98           13866.78          May-98            18734.32
Jun-98          27951.17       Jun-98           13984.38          Jun-98            19087.73


 Montgomery          S&P        Lehman Brothers    Lipper Flexible
           U.S. Asset          500           Aggregate          Portfolio
Date    Allocation Fund      Index/1/      Bond Index/2/     Funds Average/3/
--------------------------------------------------------------------------------
3/94      $10,000             $10,000        $10,000             $10,000
6/98      $22,598             $27,951        $13,984             $19,088


/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC market.

/2/ The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

/3/  The Lipper Flexible Portfolio Funds Average universe consists of 106 funds.


INVESTMENT REVIEW

Q: How did the Fund perform for the year ended June 30, 1998, and the first six months of calendar year 1998?

A: For the year ended June 30, 1998, the Fund gained 14.67%, underperforming its benchmark (60% Standard & Poor's 500 Index and 40% Lehman Brothers Aggregate Bond Index), which gained 22.23%. For the first six months of the calendar year, the Fund gained 5.94%, compared with the benchmark return of 12.12%.

Q: What role did asset allocation and securities selection decisions play in the Fund's performance?

A: The underperformance was a result of both asset allocation decisions and security selection. Asset allocation decisions have broadly accounted for about 1.5% of underperformance for the six-month period and 2.3% for the year. Our asset allocation process, which is a combination of quantitative and qualitative research, has led to a conservative stance toward the U.S. equity market. This translates into a generally underweight position in U.S. equities in favor of fixed-income securities and cash. On the equity side, the Fund's emphasis (through the Montgomery Growth Fund) on smaller-cap stocks and cyclical shares has been a disadvantage over the past year. In contrast, the market has rewarded large-cap, domestically oriented companies that were perceived to be insulated from Asia's problems. We believe that our holdings represent better growth opportunities than currently exist in the larger stocks-and they are priced more attractively. In view of this, we still have confidence in the stocks we've chosen, despite their underperformance in the latter half of 1997 and first half of 1998.

In contrast to the equities portion of the Fund, our fixed-income segment was ahead of the Lehman Brothers Aggregate benchmark in both periods. Through the Montgomery Total Return Bond Fund, which is the Fund's fixed-income investment vehicle, the Fund has benefited from its exposure to bonds with longer-term maturities. On a sector basis, the Total Return Bond Fund was overweighted in U.S. Treasuries in the third quarter of 1997. These proved to be a magnet for anxious investors in the fourth quarter, as investors acted on their belief that deflation was taking hold. As heavy demand for Treasuries drove down their yields in late 1997, we took profits on many $27,951 of our holdings in the sector and redirected the proceeds into pre- mium mortgage-backed bonds and other types of debt. By June 30, 1998, the Fund had just 23% of its assets in Treasuries, with the remainder in corporates, asset-backed securities, mortgage-backed bonds and other debt instruments.

Q: How is the Fund positioned now?

A: We are 45% invested in equities and 55% invested in fixed-income instruments. We have recently taken a more conservative stance in favor of fixed-income securities, as we believe that the impact of the Asian crisis could have a moderating effect on economic activity in the United States later this year and, therefore, on the stock market. We also believe that stock valuations are too high in relation to corporate earnings in the equities market generally.

                                                          ---------------------
                                                          The Montgomery Funds
                                                          ---------------------
                                                          U.S. Asset Allocation
                                                                  Fund
                                                          ---------------------
                                                          I n v e s t m e n t s

Q: How does the Fund position reflect your outlook for the coming year?

A: A neutral weighting for the Fund would be 60/40 stocks/bonds, so its current posi- tioning means it is overweighted in bonds and underweighted in equities. Those allo- cations are always subject to change, but at the moment they reflect our view that a more conservative stance represents a better risk/return tradeoff for our shareholders.

In part, our outlook hinges on the assumption that long-term interest rates may con- tinue to decline. We believe that there is only a small chance that the Fed will raise short-term interest rates, as the fallout from Asia may inevitably slow the economy. Over the past decade, falling interest rates have usually boosted both stocks and bonds. Now, however, corporations face a tight labor market in which they may have to increase wages even if productivity gains slow or stall. At the same time, many companies have little or no pricing power through which to pass on the cost of rising wages. As a result, we believe that corporate profit margins may continue to be under pressure in the coming year, making it possible that stocks will not participate as strongly in an interest rate-led rally as they have in the recent past.

Q: Why should an investor consider the U.S. Asset Allocation Fund?

A: Our goal with this Fund is to provide shareholders with a high degree of diversifi- cation and solid long-term returns while minimizing risk. We do this through moni- toring six main factors in determining how to allocate the Fund's assets: consumer sentiment, economic activity (which includes statistics ranging from auto and retail sales to wage growth), governmental policies, interest rates, market liquidity and valuation. With the United States facing such an uncertain economic outlook, this Fund clearly provides investors with a carefully considered, risk-controlled invest- ment alternative.



PORTFOLIO INVESTMENTS

June 30, 1998

INVESTMENT COMPANY SECURITIES - 100.0%

    Shares                                                        Value (Note 1)

Bond Mutual Fund-Taxable - 53.4%
5,500,145     Montgomery Total Return Bond Fund..............$       68,421,806

Equity Mutual Fund - 46.6%
2,523,768     Montgomery Growth Fund.........................        59,762,815
                                                                     ----------
TOTAL INVESTMENTS - 100.0%
(Cost $128,627,730*) ........................................       128,184,621

OTHER ASSETS AND LIABILITIES  - 0.0%
(Net) .......................................................           (38,626)
                                                                         ------

NET ASSETS - 100.0% .........................................$      128,145,995
                                                                    ===========

(*)  Aggregate cost for federal tax purposes was $129,504,131.

The accompanying notes are an integral part of these financial statements.

----------------------
The Montgomery Funds
----------------------
Total Return Bond Fund
----------------------
Portfolio Highlights

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

William Stevens....................................... Senior Portfolio Manager

================================================================================
                       F U N D  P E R F 0 R M A N C E
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/98
--------------------------------------------------------------------------------
                                  Montgomery
                            Total Return Bond Fund

Since inception (6/30/97)............................................... 10.92%
One year................................................................ 10.92%

--------------------------------------------------------------------------------
                               Lehman Brothers
                             Aggregate Bond Index

Since 6/30/97........................................................... 10.54%
One year................................................................ 10.54%

--------------------------------------------------------------------------------

Performance is cumulative and for a limited period of time. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.



                               INVESTMENT REVIEW


Q: How has the Total Return Bond Fund performed in its first year?

A: The Fund had strong performance in its first year, both absolutely and relative to its peers. Its return for the one-year period ended June 30, 1998, was 10.92%, against a 10.54% return for the Lehman Brothers Aggregate Bond Index, its benchmark. This places the Fund in the top 10% of 215 similar bond funds, according to Lipper Analytical Services.

Q: What factors drove the Fund's performance?

A: The Fund benefited from its overweight position in U.S. Treasuries and its exposure to bonds with longer-term maturities. At the beginning of the third quarter last year, 40% of assets were in government paper, which proved highly advantageous when the U.S. Treasury bond market began to rally sharply in the second half of 1997. The market rally was driven by a dwindling supply of government issuance and a surge in demand from both domestic and foreign sources. The supply shrank due to the strength of the U.S. economy, which resulted in a federal budget surplus. As a result, there has been less necessity for the government to turn to the financial markets for funding. The supply-side squeeze inadvertently coincided with currency turmoil in Asia, which led to heavy foreign buying in the U.S. Treasuries market as investors looked for a safe haven for their money. Given the strength of the U.S. markets in general appear to have usurped gold's traditional role in this regard.

In addition to drawing capital into the economy, the crisis in Asia has begun to have an impact on market sentiment. As the Asian economies have fallen into various stages of near-collapse, fear of imported deflation has become a further factor driving up prices of bonds with longer maturities. Bond analysts note that deflationary pressures have already begun, as lower-priced goods have flooded into the country and domestic manufacturers face stiffer competition. This has helped sustain the bond market rally. Having taken advantage of this trend, we have recently had profits on some of our holdings and are redirecting the proceeds into premium mortgage-backed bonds and corporate debt.

                         FIRST DATA INVESTOR SERVICES

                       MUTUAL FUND HYPOTHETICAL ANALYSIS

                                                                          PAGE 1
                                                                        07/10/98

MONTGOMERY TOTAL RETURN BOND(R)
Initial Investment: $10,000                 Period: 06/30/97 - 06/98
This is a no load fund.

                                                             Growth of
                            Growth of       Value of         Investment with
                            Initial         Reinvested       Distributions
Date           Nav          Investment      Distributions    Reinvested
06/30/97       12.00         $10,000             $0           $10,000
06/97          12.00         $10,000             $0           $10,000
07/97          12.27         $10,225            $51           $10,276
08/97          12.09         $10,075           $101           $10,176
09/97          12.22         $10,183           $150           $10,333
10/97          12.35         $10,292           $201           $10,493
11/97          12.35         $10,292           $251           $10,543
12/97          12.29         $10,242           $404           $10,646
01/98          12.40         $10,333           $459           $10,792
02/98          12.33         $10,275           $504           $10,779
03/98          12.32         $10,267           $557           $10,824
04/98          12.30         $10,250           $610           $10,860
05/98          12.38         $10,317           $668           $10,985
06/98          12.44         $10,367           $725           $11,092

Prepared by The Performance Measurements and Analytics Department


                     INDEX HYPOTHETICAL GROWTH FOR 10,000

  LEHMAN BROTHERS                 LIPPER
AGGREGATE BOND INDEX         INTM INV-GRD DEBT
       AVE                         AVE
    6/97-/98                     6/97-/98
DATE      RETURN      VALUE      DATE      RETURN      VALUE
 Jun-97                 $10,000    Jun-97             $10,0000
 Jul-97              10269.67      Jul-97            10261.67
 Aug-97              10182.07      Aug-97            10169.64
 Sep-97              10332.24      Sep-97            10313.51
 Oct-97              10482.13      Oct-97            10433.17
 Nov-97              10530.40      Nov-97            10464.28
 Dec-97              10636.42      Dec-97            10559.42
 Jan-98              10772.97      Jan-98            10697.59
 Feb-98              10764.86      Feb-98            10682.54
 Mar-98              10801.85      Mar-98            10720.45
 Apr-98              10858.23      Apr-98            10766.42
 May-98              10961.23      May-98            10862.00
 Jun-98              11054.19      Jun-98            10941.74

                        Growth of a $10,000 Investment

Montgomery Total Return Bond Fund
Lehman Brothers Aggregate Bond Index/1/
Lipper Intermediate Investment-Grade Debt Funds Average/2/

Q: Lower long-term interest rates have led to a wave of prepayments in the mortgage-backed bond market, so why is the Fund investing in this sector?

A: It's true that prepayments have been a problem in this segment of the market. Prepayments hit 50% on some of the faster-paying 8% coupons earlier in 1998 and, if Treasuries rally further, the repayment rate for higher coupon bonds could be even greater. Our premium mortgages have performed well, however, with prepayments coming in below expectations, and prepayment expectations have grown faster than prepayments. We believe that we are being very well compensated for taking on prepayment risk at this time.

/1/ The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

/2/ The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 212 funds.

                                                --------------------------------
                                                      The Montgomery Funds
                                                --------------------------------
                                                     Total Return Bond Fund
                                                --------------------------------
                                                       Portfolio Highlights


Q: The Federal Reserve continues to worry about inflation. Do you think that a rise in short-term interest rates is likely, and how will this affect the Fund?

A: The Federal Reserve currently has two main inflationary concerns: a tight labor market and rising housing prices. While these remain genuine concerns, counterbalancing these forces are a strong dollar, very robust growth in productivity and already high real interest rates given that inflation is below 2%. Moreover, both the manufacturing and farm sectors are beginning to feel the impact of the slowdown in Asia. This fed through into much slower economic expansion in the second quarter of 1998. In view of these countertrends, we believe that even if the Fed does decide that the tight housing and labor markets call for higher rates, any rise will be modest. Moreover, it is our opinion that real long-term interest rates are still high, so there is room for further downward momentum in long-term rates.

Q: How does the Fund's position reflect your outlook for the bond market?

A: We remain bullish about the prospects for the bond market. The deflationary argument suggests that the bond market rally has further upward momentum, as deflation has been generally positive for bonds. This positive outlook is expected to spread to all sectors of the bond market. The corporate sector has tended to be a laggard due to investors' fears that Asia's slowdown would weigh on U.S. firms. After carefully assessing Asia's potential impact on this sector, however, we believe that this sell-off was overdone. The Total Return Bond Fund differs from other Montgomery Fixed-Income Funds due to its active use of corporate bonds, so we have taken advantage of the excellent value that this sector offers to add to existing holdings. In addition, we generally expect to remain overweighted in Treasuries, as this year's federal budget surplus is likely to continue to exacerbate the shortage, maintaining the rally in this sector.


---------------------------------------------------------------------------
                               TOP TEN HOLDINGS
---------------------------------------------------------------------------
                     (as a percentage of total net assets)


U.S. Treasury Bond,
     6.500% due 11/15/26 ...........................................   8.0%

FNMA, 5.500% Pass-through Pools
     due 01/01/24-04/01/28 .........................................   7.8%

U.S. Treasury Bond,
     8.875% due 02/15/19 ...........................................   7.2%

FNMA, Pool #323193
     9.000% due 09/01/07 ...........................................   6.7%

U.S. Treasury Note,
     6.500% due 05/15/05 ...........................................   6.4%

FHLB, 4.360% (FLTR) due 03/23/00....................................   5.0%

FNMA, 1993-220PH,
     5.550% due 12/25/11 ...........................................   3.5%

FHLMC, 9.000% Pass-through Pools
     due 04/01/01--12/01/04 ........................................   2.9%

Premier Trust, Series BI,
     10.500% due 12/20/05 ..........................................   2.8%

FHLB, 4.625% (FLTR) due 03/22/00 ...................................   2.7%


---------------------------------------------------------------------------
                                   ASSET MIX
---------------------------------------------------------------------------
                    (as a percentage of total investments)

Collateralized Mortgage Obligations ................................  23.5%
Treasuries .........................................................  21.1%
Mortgage Pass-throughs .............................................  18.6%
Agencies ...........................................................  18.6%
Corporate Bonds ....................................................  15.1%
Other ..............................................................   3.1%


Lipper Analytical Services is a nationally recognized, independent company that compiles performance data on mutual funds. Lipper rankings are based on total returns.

------------------------------
     The Montgomery Funds
------------------------------
     Total Return Bond Fund
------------------------------
     I n v e s t m e n t s


PORTFOLIO INVESTMENTS

June 30, 1998

ASSET-BACKED SECURITIES -- 0.1%

Principal Amount                                          Value (Note 1)
             Union Acceptance Corporation (UAC):
$6,815,701   Series 1995-CI (PAC),
             3.000% due 10/02/02.......................... $     41,267
 3,971,571   Series 1995-DI (PAC),
             3.000% due 02/07/99..........................       40,647
                                                                 ------
TOTAL ASSET-BACKED SECURITIES
(Cost $8,536).............................................       81,914
                                                                 ------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) -- 8.7%
 1,300,000   Chase Manhattan Auto Owner Trust, Series
             1997-BA5, 6.600% due 03/15/02................    1,322,867
   282,793   Conti-Mortgage Home Equity Loan Trust,
             Series 1997-3A2, 6.510% due 05/15/12.........      282,362
   910,853   Green Tree Home Improvement Loan Trust,
             Series 1997-AHEA3, 6.620% due 03/15/28.......      925,167
 2,000,000   Master Financial Asset Securitization Trust,
             Series 1998-1A2, 6.220% due 08/20/11.........    1,998,480
 2,151,970   Premier Trust, Series B1,
             10.500% due 12/20/05.........................    2,141,211
   112,475   UCFC Home Equity Loan, Series 1996-B1A2,
             7.075% due 04/15/10..........................      113,019
                                                                -------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,770,951).........................................    6,783,106
                                                              ---------
CORPORATE BONDS -- 16.5%
   700,000   Associates Corporation N.A., MTN,
             7.540% due 04/l4/04..........................      747,250
   650,000   Bear Stearns Company, Inc.,
             6.200% due 03/30/03..........................      649,188
             Ford Motor Credit Company:
 1,400,000   Notes, 6.750% due 05/15/08...................    1,445,500
   805,000   Senior Notes, 6.500% due 02/28/02............      819,088
   200,000   Franchise Finance Corporation, MTN,
             6.780% due 02/20/02..........................      202,000
 1,205,000   Hunt (J.B.) Transport Services, Inc., Notes,
             6.250% due 09/01/03..........................    1,203,494
   875,000   IRT Property Company, Notes,
             7.450% due 04/01/01..........................      901,250
   950,000   Irvine Apartment Communities, Notes,
             7.000% due 10/01/07..........................      963,063
   650,000   Kimco Realty Corporation, Senior Notes,
             6.500% due 10/01/03..........................      650,813
   110,000   Occidental Petroleum Corporation, MTN,
             9.750% due 06/15/01..........................      120,725
   550,000   Price Reit Inc., 7.250% due 11/11/00.........      560,313
   500,000   Salomon Smith Barney Holdings Inc.,
             5.625% due 11/15/98..........................      499,805
   375,000   Security Capital Industrial Trust, Notes,
             7.875% due 05/15/09..........................      406,406
 l,000,000   Security Capital Pacific Trust, Notes,
             7.550% due 08/01/08..........................    1,060,000
   700,000   Tele-Communications Inc.,
             7.250% due 08/01/05..........................      741,125
   122,000   U.S. West Communications Corporation,
             MTN, 5.500% due 03/15/99**...................      121,645
   645,000   Vastar Resources, MTN,
             6.960% due 02/26/07..........................      665,156
 l,000,000   Viacom Inc., Notes, 7.750% due 06/01/05......    1,072,500
                                                              ---------
TOTAL CORPORATE BONDS
(Cost $12,575,787)........................................   12,829,321
                                                             ----------

FEDERAL HOME LOAN BANK (FHLB) -- 13.4%
             Agencies:
 1,550,000   6.494% (FLTR) due 07/30/99**.................    1,555,813
 2,150,000   4.625% (FLTR) due 03/22/00**.................    2,103,909
 4,000,000   4.360% (FLTR) due 03/23/00**.................    3,897,550
 1,150,000   5.000% (FLTR) due 04/14/00**.................    1,140,405
 1,700,000   6.320% due 02/21/06..........................    1,751,663
                                                             ----------
TOTAL FEDERAL HOME LOAN BANK
(Cost $10,376,027) .......................................   10,449,340
                                                             ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 14.4%
 1,770,000   5.000% (FLTR) due 03/18/00**.................    1,748,207
             CMOs:
 1,480,000   1676KD (AD) 6.250% due 03/15/06..............    1,503,819
 1,050,000   1604IA (PAC) 6.000% due 09/15/08.............    1,050,548
   557,344   1657C (PAC) 5.500% due 11/15/11..............      556,296
   131,113   1560PD (PAC) 5.500% due 01/15/13.............      130,830
   362,935   1546C 5.500% due 10/15/13....................      362,091
   600,000   1722PG (PAC) 6.500% due 12/15/19.............      608,883
   986,739   1101L (PAC) 6.950% due 09/15/20..............      990,746
 1,967,739   1502PX 7.000% due 04/15/23...................    1,988,185
             Pass-throughs:
 2,211,062   9.000% Pass-through Pools due
             04/01/01--12/01/04...........................    2,268,019
                                                              ---------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $10,952,543)........................................   11,207,624
                                                             ----------



The accompanying notes are an integral part of these financial statements.

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                          Total Return Bond Fund
                                                          ----------------------
                                                                Investments

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 29.2%

Principal Amount                                           Value (Note 1)
$2,050,000   5.000% (FLTR) due 03/03/00**..................$  2,025,374
 1,500,000   7.000% due TBA................................   1,526,250
             CMOs:
   700,000   1994-12PH (PAC), 6.250% due 01/25/09..........     707,754
 2,748,000   1993-220PH (PAC), 5.550% due 12/25/11.........   2,715,260
   768,259   1988-16B (PAC), 9.500% due 06/25/18...........     827,498
   657,882   1993-159PA (PAC), Zero Coupon due
             01/25/21......................................     621,698
    39,075   1991-94C (PAC), Zero Coupon due
             07/25/21......................................      38,785
 1,100,000   1993-234PB (PAC), 5.500% due 10/25/07.........   1,084,488
             Pass-throughs:
 5,016,106   Pool #323193 9.000% due 09/01/07..............   5,241,831
 6,386,717   5.500% Pass-through Pools due
             01/0l/24-04/0l/28.............................   6,081,970
 1,706,690   8.500% Pass-through Pools due
             04/01/07-05/01/07.............................   1,789,035
                                                              ---------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $22,598,148).........................................  22,659,943
                                                             ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 0.6%
(Cost $425,136)
             Pass-throughs:
   408,229   8.500% Pass-through Pools due
             01/15/23-07/15/23.............................     431,060
                                                                -------
MUNICIPAL BOND -- 1.7%
(Cost $1,298,094)
 1,300,000   Chicago, Illinois, Tax Increment Bonds,
             Central Loop, Series B,
             6.375% due 06/01/03...........................   1,319,500
                                                              ---------
U.S. TREASURY BONDS -- 15.2%
   4,050,000 U.S. Treasury Bonds, 8.875% due 02/15/19......   5,578,227
   5,625,000 U.S. Treasury Bonds, 6.500% due 11/25/26......   6,246,394
                                                              ---------
TOTAL U.S. TREASURY BONDS
(Cost $10,755,924).........................................  11,824,621
                                                             ----------
U.S. TREASURY NOTES -- 7.8%
  $255,000   U.S. Treasury Notes,
             6.625% due 06/30/01...........................     262,451
   825,000   U.S. Treasury Notes,
             6.250% due 0l/31/02...........................     843,431
 4,710,000   U.S. Treasury Notes,
             6.500% due 05/15/05...........................   4,971,264
                                                              ---------
TOTAL U.S. TREASURY NOTES
(Cost $6,069,039) .........................................   6,077,146
                                                              ---------
REPURCHASE AGREEMENT -- 1.6%
(Cost $1,209,000)
   1,209,000 Agreement with Bear Stearns,
             Tri-Party, 6.35% dated 06/30/98,
             to be repurchased at
             $1,209,210 on 07/01/98, collateralized
             by $1,233,180 market value of
             U.S. government securities,
             having various maturities and
             various interest rates ......................    1,209,000
                                                              ---------


TOTAL INVESTMENTS -- 109.2%
(Cost $83,039,185*)........................................$ 84,872,575

OTHER ASSETS AND LIABILITIES -- (9.2)%
(Net)......................................................  (7,178,815)
                                                             ----------
NET ASSETS -- 100.0%.......................................$ 77,693,760
                                                             ==========


*   Aggregate cost for federal tax purposes was $83,052,927.

**  Floating-rate note reflects the rate in effect at June 30, 1998.

Abbreviations:
AD Accretion Directed: These bonds receive, as principal, the negative amortization from the accrual tranche(s) in a deal. These securities often have guaranteed final maturities.
CMO    Collateralized Mortgage Obligation
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
MTN    Medium-Term Note.
PAC Planned Amortization Class: bonds that are protected in part from variations in prepayments, generally resulting in greater stability.
TBA    To-Be-Announced Security.


The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
   Short Duration
Government Bond Fund
--------------------
Portfolio Highlights


================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
William Stevens.........................................Senior Portfolio Manager


================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/98

--------------------------------------------------------------------------------
                           Montgomery Short Duration
                             Government Bond Fund

Since inception (12/18/92)................................................ 6.60%

One year.................................................................. 7.56%

Five years................................................................ 6.15%

--------------------------------------------------------------------------------
                          Lehman Brothers Government
                              Bond 1-3 Year Index

Since 12/31/92............................................................ 5.78%

One year.................................................................. 6.78%

Five years................................................................ 5.58%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                        Growth of a $10,000 Investment


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS



MONTGOMERY SHORT DURATION GOVT BD(R)
Initial Investment:  $10,000            Period: 12/18/92 - 06/98
This is a no load fund

                     Growth of          Value of               Growth of
                      Initial          Reinvested           Investment with
Date       Nav       Investment       Distributions    Distributions  Reinvested
12/18/92   10.00     $10,000               $0                    $10,000
12/92      10.02     $10,020              $23                    $10,043
01/93      10.10     $10,100              $75                    $10,175
02/93      10.14     $10,140             $128                    $10,268
03/93      10.17     $10,170             $180                    $10,350
04/93      10.19     $10,190             $235                    $10,425
05/93      10.16     $10,160             $282                    $10,442
06/93      10.23     $10,230             $335                    $10,565
07/93      10.23     $10,230             $393                    $10,623
08/93      10.25     $10,250             $449                    $10,699
09/93      10.25     $10,250             $508                    $10,758
10/93      10.23     $10,230             $566                    $10,796
11/93      10.18     $10,180             $617                    $10,797
12/93      10.10     $10,100             $756                    $10,856
01/94      10.13     $10,130             $810                    $10,940
02/94      10.03     $10,030             $850                    $10,880
03/94       9.94      $9,940             $891                    $10,831
04/94       9.86      $9,860             $931                    $10,791
05/94       9.82      $9,820             $979                    $10,799
06/94       9.80      $9,800           $1,029                    $10,829
07/94       9.85      $9,850           $1,088                    $10,938
08/94       9.83      $9,830           $1,141                    $10,971
09/94       9.75      $9,750           $1,188                    $10,938
10/94       9.72      $9,720           $1,241                    $10,961
11/94       9.65      $9,650           $1,290                    $10,940
12/94       9.63      $9,630           $1,349                    $10,979
01/95       9.71      $9,710           $1,423                    $11,133
02/95       9.79      $9,790           $1,497                    $11,287
03/95       9.79      $9,790           $1,561                    $11,351
04/95       9.82      $9,820           $1,628                    $11,448
05/95       9.94      $9,940           $1,711                    $11,651
06/95       9.95      $9,950           $1,775                    $11,725
07/95       9.92      $9,920           $1,832                    $11,752
08/95       9.94      $9,940           $1,895                    $11,833
09/95       9.96      $9,960           $1,958                    $11,918
10/95       9.98      $9,980           $2,024                    $12,004
11/95      10.04     $10,040           $2,095                    $12,135
12/95      10.08     $10,080           $2,162                    $12,242
01/96      10.11     $10,110           $2,226                    $12,336
02/96      10.02     $10,020           $2,261                    $12,281
03/96       9.97      $9,970           $2,310                    $12,280
04/96       9.92      $9,920           $2,357                    $12,277
05/96       9.88      $9,880           $2,408                    $12,288
06/96       9.92      $9,920           $2,478                    $12,398
07/96       9.91      $9,910           $2,538                    $12,448
08/96       9.89      $9,890           $2,595                    $12,485
09/96       9.93      $9,930           $2,668                    $12,598
10/96      10.01     $10,010           $2,750                    $12,760
11/96      10.06     $10,060           $2,827                    $12,887
12/96      10.00     $10,000           $2,872                    $12,872
01/97      10.00     $10,000           $2,936                    $12,936
02/97       9.97      $9,970           $2,987                    $12,957
03/97       9.90      $9,900           $3,030                    $12,930
04/97       9.94      $9,940           $3,105                    $13,045
05/97       9.96      $9,960           $3,176                    $13,136
06/97       9.99      $9,990           $3,250                    $13,240
07/97      10.07     $10,070           $3,340                    $13,410
08/97      10.02     $10,020           $3,388                    $13,408
09/97      10.06     $10,060           $3,464                    $13,524
10/97      10.10     $10,100           $3,542                    $13,642
11/97      10.08     $10,080           $3,598                    $13,678
12/97      10.10     $10,100           $3,669                    $13,769
01/98      10.16     $10,160           $3,757                    $13,917
02/98      10.12     $10,120           $3,807                    $13,927
03/98      10.11     $10,110           $3,875                    $13,985
04/98      10.11     $10,110           $3,946                    $14,056
05/98      10.13     $10,130           $4,026                    $14,156
06/98      10.14     $10,140           $4,102                    $14,242


--------------------------------------------------------------------------------
                 Leham Brothers 1-3 Year Government Bond Index
                 ---------------------------------------------
Source: Bloomberg (LEHM)

------------------------------------------------------------------------------------------------------------------
                    1 Month   3 Month    6 Month                           2 Year       2 Year
Date      Value     Return    Return      Return   YTD Return   1 Year    Aggregate    Annualized
------------------------------------------------------------------------------------------------------------------
12/31/92  10,000.00
 1/31/93  10,105.00  1.050%
 2/28/93  10,185.84  0.800%
 3/31/93  10,217.42  0.310%   2.1742%
 4/30/93  10,279.74  0.610%   1.7293%
 5/31/93  10,255.07 -0.240%   0.6797%
 6/30/93  10,331.98  0.750%   1.1213%      3.3198%
 7/31/93  10,354.71  0.220%   0.7293%      2.4712%
 8/31/93  10,440.66  0.830%   1.8097%      2.5017%
 9/30/93  10,474.07  0.320%   1.3752%      2.5119%
10/31/93  10,497.11  0.220%   1.3752%      2.1145%
11/30/93  10,499.21  0.020%   0.5608%      2.3807%
12/31/93  10,541.21  0.400%   0.6410%      2.0250%              5.4121%
 1/31/94  10,606.56  0.620%   1.0427%      2.4322%              4.9635%
 2/28/94  10,541.86 -0.610%   0.4062%      0.9693%              3.4953%
 3/31/94  10,488.10 -0.510%  -0.5038%      0.1340%              2.6492%
 4/30/94  10,448.24 -0.380%  -1.4926%     -0.4655%              1.6392%
 5/31/94  10,462.87  0.140%  -0.7493%     -0.3461%              2.0263%
 6/30/94  10,48?.03  0.250%   0.0089%     -0.9450%              1.5200%
 7/31/94  10,583.43  0.900%   1.2939%     -0.2181%              2.2088%
 8/31/94  10,618.36  0.330%   1.4861%      0.7256%              1.7020%
 9/30/94  10,593.93 -0.230%   1.0001%      1.0091%              1.1444%
10/31/94  10,618.30  0.230%   0.3295%      1.6276%              1.1545%
11/30/94  10,573.70 -0.420%  -0.4205%      1.0593%              0.7095%
12/31/94  10,593.79  0.190%  -0.0013%      0.9988%              0.4989%      5.9379%     2.9262%
 1/31/95  10,737.87  1.360%   1.1261%      1.4592%              1.2380%      6.2629%     3.0839%
 2/28/95  10,883.90  1.360%   2.9337%      2.5008%              3.2446%      6.8533%     3.3699%
 3/31/95  10,944.85  0.560%   3.3138%      3.3125%              4.3550%      7.1196%     3.4986%
 4/30/95  11,042.26  0.890%   2.8348%      3.9928%              5.6853%      7.4177%     3.6425%
 5/31/95  11,231.09  1.710%   3.1899%      6.2171%              7.?423%      9.5174%     4.6506%
 6/30/95  11,291.73  0.540%   3.1693%      6.5882%              7.6528%      9.2891%     4.5414%
 7/31/95  11,336.90  0.400%   2.6683%      5.5787%              7.1193%      9.4854%     4.6353%
 8/31/95  11,404.92  0.600%   1.5478%      4.7871%              7.4076%      9.2357%     4.5159%
 9/30/95  11,460.81  0.490%   1.4973%      4.7141%              8.1827%      9.4208%     4.6044%
10/31/95  11,555.93  0.830%   1.9320%      4.6518%              8.8303%     10.0868%     4.9222%
11/30/95  11,654.16  0.850%   2.1853%      3.7670%             10.2183%     11.0003%     5.3567%
12/31/95  11,741.56  0.750%   2.4497%      3.9837%             10.8344%     11.3873%     5.5402%
 1/31/96  11,841.37  0.850%   2.4700%      4.4498%             10.2767%     11.6419%     5.6607%
 2/29/96  11,795.18  0.390%   1.2101%      3.4219%              8.3727%     11.8890%     5.7857%
 3/31/96  11,786.93  0.070%   0.3864%      2.8455%              7.6938%     12.3838%     6.0197%
 4/30/96  11,798.71  0.100%  -0.3602%      2.1009%              6.8505%     12.9253%     6.2753%
 5/31/96  11,824.67 -0.220%   0.2500%      1.4681%              5.2852%     13.0155%     6.3177%
 6/30/96  11,910.99 -0.730%   1.0526%      1.4430%              5.4842%     13.5567%     6.5722%
 7/31/96  11,957.44  0.390%   1.3453%      0.9803%              5.4737%     12.9827%     6.3022%
 8/31/96  12,001.69  0.370%   1.4970%      1.7507%              5.2325%     13.0277%     6.3234%
 9/30/96  12,110.90  0.910%   1.6784%      2.7486%              5.6723%     14.3192%     6.9300%
10/31/96  12,247.76  1.130%   2.4279%      3.8058%              5.9868%     15.3457%     7.4096%
11/30/96  12,338.39  0.740%   2.8055%      4.3445%              5.8712%     16.6894%     8.0349%
12/31/96  12,340.86  0.020%   1.8987%      3.6090%              5.1040%     16.4914%     7.9424%
 1/31/97  12,400.09  0.480%   1.2438%      3.7019%              4.7184%     15.4800%     7.4722%
 2/28/97  12,429.85  0.240%   0.7413%      3.5675%              5.3807%     14.2040%     6.8566%
 3/31/97  12,419.91 -0.080%   0.6406%      2.5515%              5.3702%     13.4772%     6.5164%
 4/30/97  12,521.75  0.820%   0.9811%      2.2371%              6.1281%     13.3984%     6.4795%
 5/31/97  12,609.40  0.700%   1.4445%      2.1965%              6.6364%     12.2724%     5.9503%
 6/30/97  12,696.41  0.690%   2.2263%      2.8811%              6.5941%     12.4399%     6.0292%
 7/31/97  12,834.80  1.090%   2.5000%      3.5057%              7.3373%     13.2126%     6.3924%
 8/31/97  12,847.64  0.100%   1.8893%      3.3611%              7.0486%     12.6499%     6.1280%
 9/30/97  12,945.28  0.760%   1.9601%      4.2300%              6.8895%     12.9526%     6.2703%
10/31/97  13,041.07  0.740%   1.6071%      4.1473%              6.4772%     12.8518%     6.2229%
11/30/97  13,073.68  0.250%   1.7594%      3.6819%              5.9593%     12.1804%     5.9069%
12/31/97  13,161.27  0.670%   1.6685%      9.6613%              6.6479%     12.0913%     5.8649%
 1/31/98  13,287.62  0.960%   1.8905%      3.5280%   0.9600%    7.1574%     12.2136%     5.9225%
 2/28/98  13,299.58  0.090%   1.7279%      3.5177%   1.0509%    6.9970%     12.7543%     6.1858%
 3/31/98  13,351.44  0.390%   1.4450%      3.1976%   1.4450%    7.5003%     13.2733%     6.4299%
 4/30/98  13,415.53  0.480%   0.9627%      2.8714%   1.9319%    7.1378%     13.7033%     6.6318%
 5/31/98  13,487.97  0.540%   1.4166%      3.1690%   2.4823%    6.9676%     14.0664%     6.8019%
 6/30/98  13,556.76  0.510%   1.5378%      3.0050%   3.0050%    6.7764%     13.8173%     6.6852%
--------------------------------------------------------------------------------
                 Leham Brothers 1-3 Year Government Bond Index
                 ---------------------------------------------
Source: Bloomberg (LEHM)

------------------------------------------------------------------------------------------------------------------
3 Year             3 Year            4 Year        4 Year         5 Year          5 Year
Aggregate        Annualized        Aggregate     Annualized      Aggregate       Annalized
------------------------------------------------------------------------------------------------------------------------------------
17.4156%          5.4974%
17.1832%          5.4278%
15.7998%          5.0207%
15.9611%          4.8876%
14.7764%          4.7098%
15.3056%          4.8708%
15.2827%          4.8638%
15.4783%          4.9232%
14.9514%          4.7631%
15.6275%          4.9684%
16.6774%          5.2858%
17.5179%          5.5383%
17.0725%          5.4047%         23.4086%       5.4103%
16.9096%          5.3557%         22.7124%       5.2611%
17.9095%          5.6399%         22.0307%       5.0999%
18.4191%          5.7917%         21.5563%       4.9977%
19.8455%          6.2144%         21.8100%       5.0524%
20.5157%          6.4118%         22.9578%       5.2988%
21.0447%          6.5671%         22.8845%       5.2832%
21.2726%          6.6339%         23.9513%       5.5108%
20.9946%          6.5525%         23.0539%       5.3194%
22.1952%          6.9034%         23.5936%       5.4346%
22.8170%          7.0843%         24.2349%       5.5710%
23.6433%          7.3237%         24.5205%       5.6316%
24.2357%          7.4946%         24.8554%       5.7025%          31.6127%        5.6444%
23.7454%          7.3532%         25.2773%       5.7916           31.4955%        5.6256%
22.1949%          6.9033%         26.1596%       5.9773%          30.5693%        5.4764%
21.9883%          6.8431%         27.3009%       6.2160%          30.6734%        5.4933%
21.4926%          6.6983%         28.3999%       6.4443%          30.5045%        5.4660%
20.0950%          6.2880%         28.9127%       6.5504%          31.5249%        5.6303%
20.0592%          6.2774%         29.2471%       6.6194%          31.2116%        5.5800%


              LIPPER
          SHORT US GOVT
              AVE
          12/92-6/98
DATE        RETURN       VALUE
Dec-92                   $ 10,000
Jan-93                   10100.05
Mar-93                   10180.00
Mar-93                   10208.64
Apr-93                   10264.99
May-93                   10255.06
Jun-93                   10331.31
Jul-93                   10359.22
Aug-93                   10434.46
Sep-93                   10461.10
Oct-93                   10477.97
Nov-93                   10467.69
Dec-93                   10505.68
Jan-94                   10572.04
Feb-94                   10510.48
Mar-94                   10439.82
Apr-94                   10401.02
May-94                   10411.74
Jun-94                   10426.48
Jul-94                   10503.91
Aug-94                   10530.72
Sep-94                   10511.75
Oct-94                   10530.99
Nov-94                   10499.39
Dec-94                   10524.03
Jan-95                   10645.97
Feb-95                   10776.98
Mar-95                   10833.91
Apr-95                   10918.61
May-95                   11087.17
Jun-95                   11141.06
Jul-95                   11169.58
Aug-95                   11238.24
Sep-95                   11293.23
Oct-95                   11377.14
Nov-95                   11468.14
Dec-95                   11551.11
Jan-96                   11630.38
Feb-96                   11588.30
Mar-96                   11579.40
Apr-96                   11590.96
May-96                   11606.17
Jun-96                   11683.08
Jul-96                   11726.39
Aug-96                   11756.36
Sep-96                   11854.63
Oct-96                   11972.60
Nov-96                   12060.94
Dec-96                   12055.90
Jan-97                   12112.54
Feb-97                   12142.99
Mar-97                   12132.12
Apr-97                   12224.22
May-97                   12297.69
Jun-97                   12375.61
Jul-97                   12504.47
Aug-97                   12511.77
Sep-97                   12602.36
Oct-97                   12686.13
Nov-97                   12711.22
Dec-97                   12779.08
Jan-98                   12889.11
Feb-98                   12899.96
Mar-98                   12945.53
Apr-98                   12997.30
May-98                   13066.00
Jun-98                   13125.80

                 Montgomery Short        Lehman Brothers       Lipper Short
                Duration Government      Government Bond      U.S. Government
Date                Bond Fund          1-3 Year Index/1/     Funds Average/2/

12/92                  $10,000               $10,000               $10,000
6/98                   $14,242               $13,557               $13,126

(1) The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years.

(2) The Lipper Short U.S. Government Funds Average universe consists of 32 funds.

INVESTMENT REVIEW

Q: How did the Fund perform for the year ended June 30, 1998?

A: We are very pleased to report that the Fund continued to outperform its index throughout the year, returning 7.56% for the year ended June 30, 1998, against a return of 6.78% for its benchmark, the Lehman Brothers Government Bond 1-3 Year Index. Indeed, according to Lipper Analytical Services, the Fund's performance was the #1 fund in its category for both the one-year period ended June 30, 1998, and the five-year period ended June 30, 1998. For those two periods, Lipper's short duration government fund category included 74 and 38 funds, respectively. The Fund's outperformance has also garnered it a four-star rating from Morningstar for its risk/return profile over the three- and five-year periods ended June 30, 1998, out of 1,468 and 890 taxable bond funds, respectively.

Q: What strategies helped generate such an outperformance?

A: On a market basis, the Fund's performance was boosted by a flattening in the yield curve, as medium- and long-term interest rates declined more than short-term rates. The Fund's bias has been toward lower interest rates, and it gained a slight advantage over its benchmark index from having a greater exposure to bonds with maturities of three years or more.

Performance was enhanced in several sectors. For example, the Fund benefited from its exposure to the premium mortgage sector, despite rising prepayments. Our purchases focused on "superseasoned" premiums, or mortgages originated in the late 1970s. These homeowners proved to be less prone to prepay their mortgages even with steadily falling mortgage rates.

Unlike the pass-through mortgage market, in the collateralized mortgage obligation (CMO) market, we looked for bonds with excellent prepayment protection. We feel that even though the yields are lower than their more risky companions, the total returns will be better. Our allocation to this sector can change quickly over the course of a year, as we are very sensitive to the value of this sector relative to the Treasury market and will take advantage of short-term trading opportunities.

Q: Were there any strategies that the Fund pursued that were not as successful?

A: As is the case in any actively managed fund, some of our strategies were less successful. These included positions taken in agency benchmark notes during the first quarter of 1998. The Asian buyers we expected to be interested in these issues did not materialize, and interest rate swap spreads widened, so the short squeeze that we expected to develop disappointed us.

Q: Do you foresee any significant changes in the market in the coming year?

A: We foresee very little change in the market over the coming months and expect the yield curve to remain relatively flat. Although the Federal Reserve has been making noises for some time that suggest a tightening in monetary policy in the wake of a

                                                       -------------------------
                                                       The Montgomery Funds
                                                       -------------------------
                                                           Short Duration
                                                        Government Bond Fund
                                                       -------------------------
                                                         Portfolio Highlights

buoyant economy, low unemployment and strong consumer demand, there have been countervailing forces that have already mitigated some of the overheating in the economy These include lower prices for imported goods as a result of the currency turmoil in Asia, and lower commodity prices, indeed, as inflation has cased as a result of the latter trends, Federal Reserve Chairman Alan Greenspan has referred to Federal Reserve policy inaction as "passive" tightening. As a result of lower-than-expected inflation, real rates have risen without regulators having to intervene. With the economy now showing signs that it is slowing, we believe that there is room for a further reduction in rates.

Even if spiraling consumption and the wage pressures of a tight labor market finally do lead to action on the part of the Federal Reserve, any rise in interest rates is expected to be modest and is unlikely to push medium- and long-term rates higher If there is any impact, it could well be to push longer-term yields lower, signaling the market's fear that monetary tightening at such a juncture is likely to cause deflation over the longer term. It is these concerns that have been driving down the yields of bonds with medium- to long-term maturities over the past year and are likely to sustain the rally in the bond markets through the end of 1998.

Q: How Is the Fund positioned to take advantage of the market outlook?

A: We believe that the Fund is well positioned for such an outcome. At the end of June, the Fund's largest weighting was in mortgage pass-throughs (29% of assets), which have served us so well over the course of the previous year, followed by CMOs (25%), agencies (22%) and Treasuries (21%). We remain underweighted in corporates and asset-backed securities, which are likely to fair worse in a deflationary environment; these accounted for just 3% of assets. Because of the uncertain economic climate, we will actively try to minimize the Fund's risk through diversification arid continue to look for areas of the market where we think we have a competitive advantage.

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

U.S. Treasury Bill, 5.625% due 04/30/00 ................................... 9.4%
FNMA, X-109A,
    6.000% (PAC) due 08/25/05 ............................................. 7.5%
U.S. Treasury Note,
    6.500% due 05/15/05 ................................................... 7.4%
FNMA, 7.000% due TBA ...................................................... 6.1%
FHLMC, Pool #GAOIB4J,
    8.750% due 10/01/10 ................................................... 5.8%
PHLMC, 8.500% Pass-through Pools
    due 05/01/06 - 06/01/07 ............................................... 4.9%
FXLB, 5.050% (FLTR) due 03/29/00 .......................................... 4.8%
FNMA, Pool #323193,
    9.000% due 09/01/07 ................................................... 4.7%
FNMA, 1643PE
    5.500% (PAC) due 10/15/19 ............................................. 4.5%
FNAM, 5.00% (FLTR) due 04/21/00 ........................................... 4.1%

--------------------------------------------------------------------------------
                                   ASSET MIX
--------------------------------------------------------------------------------
                    (as a percentage of total investments)

Collateralized Mortgage Obligations ...................................... 27.5%
Agencies ................................................................. 27.4%
Mortgage Pass-throughs ................................................... 19.6%
Treasuries ............................................................... 18.9%
Other ....................................................................  6.6%



Lipper Analytical Services is a nationally recognized, independent company that compiles performance data on mutual funds. Lipper rankings are based on total returns.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/98. The ratings arc subject to change every month. Past performance is no guarantee of future results. The ratings are calculated from the funds' three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk Factor that reflects fund performance below 90-day T-bill returns. Ten percent of funds in a rating universe receive five stars, and the next 22.5% receive four stars.

---------------------
 The Montgomery Funds
---------------------
    Short Duration
 Government Bond Fund
---------------------
    Investments


PORTFOLIO INVESTMENTS

June 30, 1998


ASSET-BACKED SECURITIES -- 0.0%#

Principal Amount                                             Value (Note 1)

             Union Acceptance Corporation (UAC):
$1,153,647   95-DI (ABS) 3.000% due O2/D7/99..................$     11,807
2.538,847    95-CI (PAC) (ABS) 3.000% due 10/10/02 ...........      15,372
                                                                    ------
TOTAL ASSET-BACKED SECURITIES
(Cost $2,521).................................................      27,179
                                                                    ------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- 2.9%
   282,793   Conti-Mortgage Home Equity Loan Trust,
             Series l997-3A2, 6.510% due 05/15/12.............     282,362
   140,872   Green Tree Financial Corporation, Series
             1995-3A3, 6.650% due 08/15/25....................     141,681
 1,500,000   Master Financial Asset Securtization Trust,
             Series 1998- 1A2, 6.220% due 08/20/11............   1,498,860
                                                                 ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,922,691).............................................   1,922,903
                                                                 ---------
FEDERAL HOME LOAN BANK (FHLB) -- 18.2%
             Agencies:
   667,562   Zero coupon due 02/25/99.........................     644,468
   650,000   6 778% (FLTR) due 08/31/99**.....................     658,483
   500,000   4 875% (FLTR) due 03/17/00**.....................     492,594
 2,000,000   4.500% (FLTR) due 03/22/00**.....................   1,958,213
 3,230,000   5.050% (FLTR) due 03/29/00**.....................   3,211,609
 2,000,000   4.650% (FLTh) due 04/05/00**.....................   1,960,575
 1,000,000   4.305% (FLTR) due 04/12/00**.....................     974,688
 2,200,000   5.000% (FLTR) due 05/10/00**.....................   2,171,373
                                                                 ---------
TOTAL FEDERAL HOME LOAN BANK
(Cost $12,052,493)............................................  12,072,003
                                                                ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 27.9%

 1,500,000   5.000% (FLTR) due 03/10/00** -...................   1,481,531
             CMOs:
 1,750,000   1659PB 5.750% (PAC) due 05/15107.................   1,747,912
 2,164,797   1673C 5.350% (PAC) due03/I5/I2...................   2,360,146
 1,103,126   1620PD 5.500% (PAC) due 07/15/12.................   1,100,911
   738,824   1680PC 5.800% (PAC) due 02/15/14.................     737,915
   990,713   327D 7.000% (PAC) due 03/25/35...................     990,390
 3,000,000   1643PE 5.500% (PAC) due 10/15/19.................   2,987,405
    57,686   162E 7.000% (PAC) due 02/15/20...................      57,457

             Pass-throughs:

 3,139,754   8.500% Pass-through Pools due
             03/01/06--06/01/07...............................   3,278,531
 3,656,428   Pool #0A01841 8.750% due 10/01/10................   3,855,532
    83,383   9.000% Pass-Passs-throughs due l0/0I/36--
             05/0l/20.........................................      89,426

Principal Amount                             Value (Note 1)
             Tiered Payments:
   $16,427   Pool #730223 9.50% due 01/01/06..................      17,053
     6,041   Pool #730288 8.50% due 07/01/06..................       6,245
                                                                     -----
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $18,442,371)............................................  18,510,454
                                                                ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 34.4%
 2,750,000   5.000% (FLTR) due 04/21/00**.....................   2,712,036
 4,000,000   7.000% due TBA...................................   4,070,000
             CMOs:
   481,848   X-91 6.500% (PAC) due 04/25/99...................     483,347
   650,000   1993-99D 6.700% (AD) due 03/25/04................     668,941
 5,000,000   X-109A 6.000% (PAC) due 08/25/05.................   4,992,150
     7,855   1993-99PD 5.600% (PAC) due 10/25/13..............       7,826
   533,387   X-225C 5.200% (PAC) due 09/25/15.................     511,310
 2,054,757   1994-23 5,125% (PAC) due 07/25/17................   2,026,263
             Pass-throughs:
 2,968,717   Pool #323193 9.000% due 09/01/07.................   3,102,309
 1,151,230   Pool #420599 5.000% due 03/01/27.................   1,613,936
 2,745,248   5.500% Pass-through Pools due
             01/01/24--04/01/28...............................   2,614,770
                                                                 ---------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $22,720,662)............................................  22,800,868
                                                                ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.0%#
(Cost $13,324)
    33,324   GNMA II, 10.500% Pool #1123 due 01/20/19.........      14,557
                                                                    ------
MUNICIPAL BONDS -- 1.5%
(Cost $1,016,067)
   1,000,000 Greater Orlando Aviation Authority, Orlando,
             Florida, Airport Facilities Revenue Bonds,
             Series E, 7.100% due l0/0l/99....................   1,017,500
                                                                 ---------
U.S. TREASURY INFLATIONARY INDEX -- 1 .S%
(Cost $1,000, 153)
 1,000,000   U.S. Treasury Inflationary Index,
             3.625% due 07/15/02..............................     989,060

U.S. TREASURY NOTES -- 19,6%
   6,250,000 U.S. Treasury Bill, 5.625% due 04/30/00..........   6,261,688
   825,000   U.S. Treasury Bill, 5.500% due 05/31/00..........     824,868
 1,000,000   U.S. Treasury Note, 6.250% due 01/31/02..........   1,022,340
   4,650,000 U.S. Treasury Note, 6.500% due 05/15/05..........   4,907,936
                                                                 ---------
TOTAL U.S. TREASURY NOTES
(Cost $12,990,557)............................................  13,016,832
                                                                ----------


The accompanying notes are an integral part of these financial statements.

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                              Short Duration
                                                           Government Bond Fund
                                                          ----------------------
                                                           I n v e s t m e n t s


REPURCHASE AGREEMENTS -- 5.8%

Principal Amount                                            Value (Note 1)
 $1,911,000  Agreement with Beam Stearns, Tri-Party,
             6.35% dated 06/30/98, to be repurchased
             at $1,911,332 on 07/01/98, collateralized by
             $1,949,220 market value of U.S. government
             securities, having various maturities and
             various interest rates.......................... $  1,911,000

 1,911,000   Agreement with UBS, Tri-Party, 6.30%
             dated 06/30/98, to be repurchased at
             $1,911,330 on 07/01/98, collateralized by
             $1,949,220 market value of U.S. government
             securities, having various maturities and
             various interest rates..........................    1,911,000
                                                                 ---------

TOTAL REPURCHASE AGREEMENTS
(Cost $5,822,000)............................................    3,822,000
                                                                 ---------

TOTAL INVESTMENTS -- 111.8%
(Cost $73,982,837*)..........................................   74,193,351


OTHER ASSETS AND LIABILITIES --(1 l.8)%
(Net)........................................................   (7,833,084)
                                                                ----------
NET ASSETS-- 100.0%.......................................... $ 66,360,267
                                                                ==========


*   Aggregate cost for federal tax purposes was $73,987,980.
**  Floating-rate note reflects the rate in effect at June 30, 1998.
#   Amount represents less than 0.1%

Abbreviations:
ABS   Asset-Backed Securities,
AD Accretion Directed: These bonds receive, as principal, the negative amortization from the accrual tranche(s) in a deal. These securities often have guaranteed final maturities.
CMO   Collateralized Mortgage Obligation.
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion roan index.
PAC Planned Amortization Class: bonds that are protected in part from variations in prepayments, generally resulting in greater stability.
TBA   To-Be-Announced Security.



The accompanying notes are an integral part of these financial statements.

----------------------
 The Montgomery Funds
----------------------
  California Tax-Free
Intermediate Bond Fund
----------------------
 Portfolio Highlights

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
William Stevens.........................................Senior Portfolio Manager



================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/98

--------------------------------------------------------------------------------
                        Montgomery California Tax-Free
                            Intermediate Bond Fund

Since inception (7/1/93)...................................................5.51%
One year...................................................................6.85%
Three years................................................................6.62%

--------------------------------------------------------------------------------
                           Merrill Lynch California
                       Intermediate Municipal Bond Index

Since 6/30/93.............................................................4.70%
One year..................................................................5.91%
Three years...............................................................5.86%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                        Growth of a $10,000 Investment

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS



MONTGOMERY CA TAX FREE INTERM BD(R)
Initial Investment:   $10,000           Period:  06/30/93 - 06/98
This is a no load fund.


                      Growth of       Value of         Growth of
                      Initial         Reinvested       Investment with
Date        NAV       Investment      Distribution     Distribution Reinvested
06/30/93    12.00     $ 10,000        $     0          $ 10,000
06/93       12.00     $ 10,000        $     0          $ 10,000
07/93       11.95     $  9,958        $    33          $  9,991
08/93       12.02     $ 10,017        $    60          $ 10,077
09/93       12.04     $ 10,033        $    88          $ 10,121
10/93       12.04     $ 10,033        $   117          $ 10,150
11/93       12.00     $ 10,000        $   144          $ 10,144
12/93       12.07     $ 10,058        $   175          $ 10,233
01/94       12.11     $ 10,092        $   203          $ 10,295
02/94       11.95     $  9,958        $   227          $ 10,185
03/94       11.80     $  9,833        $   253          $ 10,086
04/94       11.80     $  9,833        $   284          $ 10,117
05/94       11.83     $  9,858        $   317          $ 10,175
06/94       11.79     $  9,825        $   346          $ 10,171
07/94       11.86     $  9,883        $   381          $ 10,264
08/94       11.85     $  9,875        $   410          $ 10,285
09/94       11.80     $  9,833        $   438          $ 10,271
10/94       11.72     $  9,767        $   466          $ 10,233
11/94       11.63     $  9,692        $   495          $ 10,187
12/94       11.65     $  9,708        $   530          $ 10,238
01/95       11.74     $  9,783        $   569          $ 10,352
02/95       11.86     $  9,883        $   603          $ 10,486
03/95       11.93     $  9,942        $   641          $ 10,583
04/95       11.96     $  9,967        $   678          $ 10,645
05/95       12.07     $ 10,058        $   719          $ 10,777
06/95       12.04     $ 10,033        $   751          $ 10,784
07/95       12.07     $ 10,058        $   791          $ 10,849
08/95       12.16     $ 10,133        $   837          $ 10,970
09/95       12.21     $ 10,175        $   879          $ 11,054
10/95       12.31     $ 10,258        $   929          $ 11,187
11/95       12.42     $ 10,350        $   977          $ 11,327
12/95       12.46     $ 10,383        $ 1,023          $ 11,406
01/96       12.51     $ 10,425        $ 1,070          $ 11,495
02/96       12.44     $ 10,367        $ 1,103          $ 11,470
03/96       12.29     $ 10,242        $ 1,131          $ 11,373
04/96       12.24     $ 10,200        $ 1,168          $ 11,368
05/96       12.18     $ 10,150        $ 1,205          $ 11,355
06/96       12.23     $ 10,192        $ 1,250          $ 11,442
07/96       12.28     $ 10,233        $ 1,298          $ 11,531
07/96       12.24     $ 10,200        $ 1,336          $ 11,536
09/96       12.30     $ 10,250        $ 1,384          $ 11,634
10/96       12.39     $ 10,325        $ 1,436          $ 11,761
11/96       12.56     $ 10,467        $ 1,497          $ 11,964
12/96       12.47     $ 10,392        $ 1,529          $ 11,921
01/97       12.47     $ 10,392        $ 1,572          $ 11,964
02/97       12.51     $ 10,425        $ 1,617          $ 12,042
03/97       12.32     $ 10,267        $ 1,634          $ 11,901
04/97       12.34     $ 10,283        $ 1,679          $ 11,962
05/97       12.45     $ 10,375        $ 1,737          $ 12,112
06/97       12.53     $ 10,442        $ 1,791          $ 12,233
07/97       12.80     $ 10,667        $ 1,872          $ 12,539
08/97       12.65     $ 10,542        $ 1,893          $ 12,435
09/97       12.74     $ 10,617        $ 1,949          $ 12,566
10/97       12.75     $ 10,625        $ 1,994          $ 12,619
11/97       12.76     $ 10,633        $ 2,039          $ 12,672
12/97       12.86     $ 10,717        $ 2,098          $ 12,815
01/98       12.97     $ 10,808        $ 2,160          $ 12,968
02/98       12.94     $ 10,783        $ 2,194          $ 12,977
03/98       12.84     $ 10,700        $ 2,220          $ 12,920
04/98       12.73     $ 10,608        $ 2,244          $ 12,852
05/98       12.87     $ 10,725        $ 2,313          $ 13,038
06/98       12.86     $ 10,717        $ 2,354          $ 13,071

Prepared by The Performance Measurements and Analytics Department.


--------------------------------------------------------------------------------
                           Merrill CA Municipal Bond
                           -------------------------
                                     Index
                                     -----
--------------------------------------------------------------------------------
     FOR:

------------------------------------------------------------------------------------------------------------------------------------
                                        From Inception      From Inception       1 Quarter          YTD              1 Year
  Returns   Date         Value            Cumulative          Annualized        Cumulative       Cumulative        Cumulative
------------------------------------------------------------------------------------------------------------------------------------
             6/30/93     10,000.00
-0.6175%     7/31/93      9,938.25      -0.6175%
 0.0800%     8/31/93      9,946.20      -0.5380%
 0.0330%     9/30/93      9,949.48      -0.5052%                                -0.5052%
 0.8695%    10/31/93     10,035.99       0.3599%                                 0.9835%
-0.1025%    11/30/93     10,025.71       0.2571%                                 0.7994%
 1.3315%    12/31/93     10,159.20       1.5920%                                 2.1078%
 0.5545%     1/31/94     10,215.53       2.1553%                                 1.7889%          0.5545%
-1.0915%     2/28/94     10,104.03       1.0403%                                 0.7812%         -0.5431%
-0.8715%     3/31/94     10,015.97       0.1597%                                -1.4098%         -1.4098%
 0.0255%     4/30/94     10,018.53       0.1853%                                -1.9285%         -1.3847%
 0.0200%     5/31/94     10,020.53       0.2053%                                -0.8264%         -1.3650%
-1.5500%     6/30/94      9,865.21      -1.3479%            -1.3479%            -1.5052%         -2.8938%          -1.3479%
 1.4790%     7/31/94     10,011.12       0.1112%             0.1025%            -0.0739%         -1.4576%           0.7332%
 0.1990%     8/31/94     10,031.04       0.3104%             0.2653%             0.1049%         -1.2615%           0.8530%
-0.2250%     9/30/94     10,008.47       0.0847%             0.0677%             1.4522%         -1.4837%           0.5929%
-0.0030%    10/31/94     10,008.17       0.0817%             0.0611%            -0.0294%         -1.4866%          -0.2772%
-0.6850%    11/30/94      9,939.61      -0.6039%            -0.4259%            -0.9114%         -2.1614%          -0.8587%
 0.5915%    12/31/94      9,998.41      -0.0159%            -0.0106%            -0.1005%         -1.5827%          -1.5827%
 0.7565%     1/31/95     10,074.05       0.7405%             0.4653%             0.6582%          0.7565%          -1.3850%
 1.4100%     2/28/95     10,216.09       2.1609%             1.2917%             2.7815%          2.1772%           1.1091%
 0.5915%     3/31/95     10,276.52       2.7652%             1.5702%             2.7815%          2.7815%           2.6013%
 0.5060%     4/30/95     10,328.52       3.2852%             1.7792%             2.5260%          3.3016%           3.0942%
 1.7950%     5/31/95     10,513.91       5.1391%             2.6475%             2.9152%          5.1559%           4.9237%
 0.2020%     6/30/95     10,535.15       5.3515%             2.6409%             2.5167%          5.3683%           6.7909%
 0.8950%     7/31/95     10,629.44       6.2944%             2.9711%             2.9135%          6.3113%           6.1764%
 0.5200%     8/31/95     10,684.71       6.8471%             3.0993%             1.6245%          6.8642%           6.5165%
 0.2100%     9/30/95     10,707.15       7.0715%             3.0805%             1.6326%          7.0886%           6.9809%
 0.9970%    10/31/95     10,813.90       8.1390%             3.4049%             1.7354%          8.1563%           8.0507%
 1.0270%    11/30/95     10,924.96       9.2496%             3.7245%             2.2485%          9.2670%           9.9133%
 0.0350%    12/31/95     10,928.79       9.2879%             3.6104%             2.0700%          9.3053%           9.3053%
 0.9430%     1/31/96     11,031.84      10.3184%             3.8658%             2.0154%          0.9430%           9.5076%
 0.0040%     2/29/96     11,032.29      10.3229%             3.7606%             0.9824%          0.9470%           7.9893%
-0.2940%     3/31/96     10,999.85       9.9985%             3.5314%             0.6503%          0.6503%           7.0387%
 0.1280%     4/30/96     11,013.93      10.1393%             3.4741%            -0.1624%          0.7791%           6.6361
 0.1340%     5/31/96     11,028.69      10.2869%             3.4190%            -0.0326%          0.9141%           4.8961%
 0.4070%     6/30/96     11,073.58      10.7358%             3.4641%             0.6702%          1.3249%           5.1107%
 0.6790%     7/31/96     11,148.76      11.4876%             3.5946%             1.2242%          2.0128%           4.8857%
 0.1130%     8/31/96     11,161.36      11.6136%             3.5337%             1.2030%          2.1281%           4.4610%
 0.5710%     9/30/96     11,225.09      12.2509%             3.6245%             1.3683%          2.7113%           4.8373%
 0.6660%    10/31/96     11,299.85      12.9985%             3.7373%             1.3552%          3.3953%           4.4938%
 0.7250%    11/30/96     11,381.78      13.8178%             3.8655%             1.9748%          4.1449%           4.1814%
 0.0560%    12/31/96     11,388.15      13.8815%             3.7868%             1.4526%          4.2033%           4.2033%
 0.2510%     1/31/97     11,416.74      14.1674%             3.7682%             1.0344%          0.2510%           3.4889%
 0.6120%     2/28/97     11,486.61      14.8661%             3.8503%             0.9210%          0.8645%           4.1181%
-0.5550%     3/31/97     11,422.86      14.2286%             3.6078%             0.3047%          0.3047%           3.8456%
 0.2890%     4/30/97     11,455.87      14.5587%             3.6071%             0.3428%          0.5946%           4.0125%
 1.0500%     5/31/97     11,576.15      15.7615%             3.8038%             0.7796%          1.6509%           4.9640%
 0.9110%     6/30/97     11,681.61      16.8161%             3.9595%             2.2653%          2.5769%           5.4909%
 1.4390%     7/31/97     11,849.71      18.4971%             4.2394%             3.4379%          4.0530%           6.2872%
-0.2200%     8/31/97     11,823.64      18.2364%             4.0963%             2.1379%          3.8241%           5.9337%
 0.7600%     9/30/97     11,913.50      19.1350%             4.2009%             1.9851%          4.6131%           6.1328%
 0.3550%    10/31/97     11,955.79      19.5579%             4.2021%             0.8952%          4.9845%           5.8049%
 0.3090%    11/30/97     11,992.74      19.9274%             4.1950%             1.4302%          5.3089%           5.3679%
 0.8170%    12/31/97     12,090.72      20.9072%             4.3025%             1.4875%          6.1693%           6.1693%
 0.7240%     1/31/98     12,178.26      21.7826%             4.3852%             1.8607%          0.7240%           6.6702%
 0.2930%     2/28/98     12,213.94      22.1394%             4.3770%             1.8444%          1.0191%           6.3320%
 0.1420%     3/31/98     12,231.28      22.3128%             4.3282%             1.1626%          1.1626%           7.0773%
-0.2530%     4/30/98     12,200.34      22.0034%             4.1985%             0.1813%          0.9066%           6.4986%
 0.8620%     5/31/98     12,305.50      23.0550%             4.3064%             0.7497%          1.7764%           6.3004%
 0.3670%     6/30/98     12,350.66      23.5066%             4.3105%             0.9760%          2.1500%           5.7274%

------------------------------------------------------------------------
              3 Year         3 Year         5 Year         5 Year
  Returns   Cumulative     Annualized     Cumulative     Annualized
------------------------------------------------------------------------
-0.6175%
 0.0800%
 0.0330%
 0.8695%
-0.1025%
 1.3315%
 0.5545%
-1.0915%
-0.8715%
 0.0255%
 0.0200%
-1.5500%
 1.4790%
 0.1990%
-0.2250%
-0.0030%
-0.6850%
 0.5915%
 0.7565%
 1.4100%
 0.5915%
 0.5060%
 1.7950%
 0.2020%
 0.8950%
 0.5200%
 0.2100%
 0.9970%
 1.0270%
 0.0350%
 0.9430%
 0.0040%
-0.2940%
 0.1280%
 0.1340%
 0.4070%    10.7358%       3.4641%
 0.6790%    12.1804%       3.9129%
 0.1130%    12.2174%       3.9243%
 0.5710%    12.8209%       4.1106%
 0.6660%    12.5933%       4.0404%
 0.7250%    13.5259%       4.3274%
 0.0560%    12.0969%       3.8871%
 0.2510%    11.7586%       3.7822%
 0.6120%    13.6834%       4.3635%
-0.5550%    14.0464%       4.4744%
 0.2890%    14.3468%       4.5660%
 1.0500%    15.5244%       4.9233%
 0.9110%    18.4122%       5.7896%
 1.4390%    18.3655%       5.7758%
-0.2200%    17.8705%       5.6282%
 0.7600%    19.0342%       5.9744%
 0.3550%    19.4603%       6.1006%
 0.3090%    20.6560%       6.4531%
 0.8170%    20.9264%       6.5325%
 0.7240%    20.8874%       6.5210%
 0.2930%    19.5559%       6.1288%
 0.1420%    19.0217%       5.9707%
-0.2530%    18.1228%       5.7035%
 0.8620%    17.0402%       5.3798%
 0.3670%    17.2329%       5.4376%        23.5066%       4.3105%

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

             LIPPER
         CALI DEBT INT
              AVE
          6/93/-6/98
DATE        RETURN       VALUE
Jun-93                   $ 10,000
Jul-93                    9995.30
Aug-93                   10230.74
Sep-93                   10361.75
Oct-93                   10378.85
Nov-93                   10256.60
Dec-93                   10463.51
Jan-94                   10580.20
Feb-94                   10321.68
Mar-94                    9854.86
Apr-94                    9862.70
May-94                    9952.36
Jun-94                    9883.16
Jul-94                   10076.25
Aug-94                   10099.03
Sep-94                    9929.30
Oct-94                    9727.17
Nov-94                    9505.68
Dec-94                    9677.48
Jan-95                   10016.57
Feb-95                   10351.57
Mar-95                   10450.24
Apr-95                   10453.34
May-95                   10822.11
Jun-95                   10647.59
Jul-95                   10705.41
Aug-95                   10823.18
Sep-95                   10901.81
Oct-95                   11103.88
Nov-95                   11344.98
Dec-95                   11493.21
Jan-96                   11533.13
Feb-96                   11442.87
Mar-96                   11236.25
Apr-96                   11193.40
May-96                   11206.34
Jun-96                   11333.33
Jul-96                   11459.98
Aug-96                   11459.90
Sep-96                   11635.13
Oct-96                   11763.09
Nov-96                   11987.68
Dec-96                   11928.03
Jan-97                   11906.54
Feb-97                   12014.48
Mar-97                   11843.35
Apr-97                   11951.19
May-97                   12139.04
Jun-97                   12269.31
Jul-97                   12657.33
Aug-97                   12508.72
Sep-97                   12678.53
Oct-97                   12753.53
Nov-97                   12832.10
Dec-97                   13036.31
Jan-98                   13164.77
Feb-98                   13154.30
Mar-98                   13154.36
Apr-98                   13061.40
May-98                   13288.71
Jun-98                   13341.22

          MONTGOMERY CALIFORNIA   MERRILL LYNCH CALIFORNIA     LIPPER CALIFORNIA
          TAX-FREE INTERMEDIATE    INTERMEDIATE MUNICIPAL    INTERMEDIATE MUNICIPAL
DATE            BOND FUND              BOND INDEX/1/         DEBT FUNDS AVERAGE/2/
6/93             $10,000                 $10,000                   $10,000
6/98             $13,071                 $12,351                   $13,341

/1/ The Merrill Lynch California Intermediate Municipal Bond Index is composed of those issues contained in the broader Merrill Lynch California Municipal Bond Index whose maturities range from three to seven years.

/2/ The Lipper California Intermediate Municipal Debt Funds Average universe consists of 12 funds.


INVESTMENT REVIEW

Q: How did the Fund perform over the year ended June 30, 1998?

A:   The Fund was up by 6.85% for the year, outpacing its benchmarks, the
Merrill Lynch California Intermediate Municipal Bond Index and the Lipper California Intermediate Municipal Debt Funds Average, which showed returns of 5.91% and 6.44%, respectively, over the year. This continues the record of outperformance that the Fund has achieved since inception and ensured a four-star and a five-star rating over the three- and five-year periods, respectively, ended June 30, 1998, from Morningstar for the Fund's risk/return profile. This fund was ranked against 1,549 and 860 municipal bond funds for the three- and five-year periods, respectively.

Q: What were some of the trends in California's municipal bond market during the period?

A:   Encouraged by decelerating inflation and positive economic news, the municipal bond market rallied during the first half of the fiscal year through December 31, 1997, reflecting trends in the national bond market. During the second half, this rally slowed and bonds traded in a tight range as interest rates remained relatively stable. Although through both halves of the year the market has shown positive gains, the municipal market rally was nowhere near as strong as the rally in Treasuries.

There are a couple of reasons that explain this underperformance. The first is the demand for Treasuries, accelerated by a "flight to quality" as investors, including many foreigners, turned to them as a safe haven in the wake of the economic turmoil in Asia and worries about its spillover effects. Second, the Treasury bond market benefited from a reduced number of issues resulting from a federal budget surplus due to strong economic growth. In direct contrast, heavy supply of new municipal issuance acted as a drag on the gains within this sector. Fortunately, however, this extra supply was soaked up easily, as demand for California municipal bonds tends to be relatively heavy as a result of the state's relatively high income taxes and concentration of wealth.

Q: Do you think that the rally in the bond markets has now run its course?

A: We firmly believe that there is room for a further rally in the bond markets through the coming fiscal year. The factors that have served to dampen inflationary pressures in the economy over the past year are now threatening not just to dampen inflation but to trigger deflation. Federal Reserve Chairman Alan Greenspan appears to recognize this as, in spite of short-term inflationary pressures due to extremely tight labor and housing markets, the short-term federal funds rate has been left unchanged since March 1997. Although these short-term pressures may yet lead to a marginal increase in the federal 6/98 funds rate, the general picture of a slowing economy and imported deflation as cheap imported goods put downward pressure on prices suggests that there is room for additional downward momentum in medium- to long-term rates.

                                                          ---------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                            California Tax-Free
                                                          Intermediate Bond Fund
                                                          ----------------------
                                                           Portfolio Highlights


We believe that the California municipal bond market stands to benefit from these trends. Municipals are generally cheaper than Treasuries right now, given the strong run-up in the Treasury market and following a spate of continued new issuance. Moreover, the California economy remains robust, which means that the state is in much better fiscal shape than it was in the first half of the 1990s. This combined with a more diversified economic base suggests that the state should be able to weather any economic slowdown much more easily than in the past, which makes holding California municipal bonds far more attractive.

Q: How is the Fund positioned to take advantage of these trends?

A: As of the beginning of the fiscal year, June 30, 1997, the effective duration of the portfolio was 5.61 years and the maturity stood at 7.55 years. We extended these over the course of the year to take advantage of declining rates. By the fiscal year's end, we had increased duration to 5.86 years and maturity to 8.01 years.

As of June 30, 1998, 75% of the portfolio was in insured bonds that carry an Aaa credit rating. These bonds are considered a better value than uninsured credits right now. Due to the low-interest rate environment, uninsured credits have become scarce, resulting in less-attractive yields.

Q: Why should an investor consider the California Tax-Free Intermediate Bond Fund right now?

A: Given their tax exemption, California municipal bonds offer great benefits to investors in the higher tax brackets. In the current economic climate, and given their relative cheapness against U.S. Treasuries, we believe that they offer an attractive investment opportunity. We expect interest rates to continue to decline, as they reflect lower inflation rates, and to be able to take advantage of the consequent rally in bond prices. And though we anticipate continued moderate growth in the economy, bonds are likely to benefit more than equities from any slowdown. We have structured our portfolio defensively in case of this eventuality, holding three quarters of our assets in bonds with excellent credit quality.



Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/98. The ratings are subject to change every month. Past performance is no guarantee of future results. The ratings are calculated from the funds' three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of funds in a rating universe receive five stars, and the next 22.5% receive four stars.

A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax.


================================================================================
                          TOP TEN LONG-TERM HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

San Diego County, California, Regional Transportation Commission Sales
    Tax Revenue, 6.000% due 04/01/05........................................3.3%
Puerto Rico, Electric Power Authority, Power Revenue, Series S,
    6.125% due 07/01/09.....................................................3.2%
Redwood City, California, Public Financing Authority, Lease Revenue,
    Capital Facilities Project, 5.000% due 07/15/10.........................3.2%
California State, Pollution Control Finance Authority, San Diego
    Gas & Electric Company, Series A, 5.9000% due 06/01/14..................3.1%
Los Angeles County, California, Transportation Commission, Sales Revenue,
    Proposition C, Second Series, Series A, 6.750% due 07/01/20.............3.1%
Los Angeles, California, State Building Authority, Lease Revenue,
    5.600% due 05/01/08.....................................................2.6%
Sacramento, California, Municipal Utilities, Electric Revenue Refunding,
    Series A, 6.250% due 08/15/10...........................................2.0%
Walnut Valley, California, School District, Series A, 7.000% due 08/01/08...2.0% Metropolitan Water District, Southern California, Waterworks Revenue,
    Series C, 6.000% due 07/01/08...........................................1.9%
San Jose, California, Redevelopment Agency Tax Allocation, Merged
    Area Redevelopment Project, 6.000% due 08/01/10.........................1.8%

================================================================================
                        I N V E S T M E N T  G R A D E
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

Aaa..........................................................................75%
Aa........................................................................... 5%
A............................................................................11%
Baa.......................................................................... 2%
Nonrated..................................................................... 7%

-------------------------------
     The Montgomery Funds
-------------------------------
      California Tax-Free
    Intermediate Bond Fund
-------------------------------
        Investments


PORTFOLIO INVESTMENTS

June 30, 1998

MUNICIPAL BONDS AND NOTES -- 92.0%
Principal Amount                                                 Value (Note 1)

                California -- 86.8%
$    200,000    Bakersfield, California, Hospital,
                Prerefunded, 7.375% due 01/01/14.................$      207,534
     205,000    Benicia, California, GO (MBIA Insured),
                7.000% due 08/01/04..............................       234,980
     250,000    California Educational Authority Revenue,
                University of San Francisco (MBIA Insured),
                6.000% due 10/01/08..............................       281,563
     200,000    California Housing Finance Agency, Housing
                Revenue, Series C (MBIA Insured),
                6.150% due 08/01/14..............................       213,500
                California State:
      40,000    6.800% due 03/01/99..............................        40,843
     260,000    6.200% due 11/01/02..............................       281,450
     100,000    6.750% due 04/01/04..............................       112,625
     115,000    7.000% due 04/01/06..............................       134,406
     200,000    7.400% due 09/01/07..............................       244,000
     250,000    6.000% due 10/01/08..............................       281,562
     145,000    7.000% due 08/01/09..............................       176,356
     100,000    7.000% due 10/01/10..............................       122,750
     100,000    6.250% due 09/01/12..............................       115,500
                (FGIC Insured):
     250,000    7.000% due 04/01/06..............................       293,124
     500,000    6.500% due 02/01/08..............................       581,250
   1,000,000    Pollution Control Finance Authority,
                San Diego Gas & Electric Company, Series A,
                5.900% due 06/01/14..............................     1,098,750
                Public Works Board, Facilities Lease Revenue:
     100,000    San Jose Facilities, Series A,
                7.750% due 08/01/06..............................       119,875
                Various Community College Projects, Series A:
     495,000    6.000% due 03/01/05..............................       543,262
     365,000    (AMBAC Insured), 6.000% due 03/01/06.............       403,781
                Public Works Board, Lease Revenue:
     265,000    Department of Corrections, Series A (AMBAC
                Insured), 6.000% due 01/01/06....................       292,825
     300,000    Secretary of State, Series A (AMBAC Insured),
                6.200% due 12/01/05..............................       335,625
      75,000    University Revenue (AMBAC Insured),
                6.250% due 11/01/00..............................        78,843
     365,000    University Trust Certificates,
                6.450% due 06/01/02..............................       392,831
                Veterans Bond:
      25,000    Series AG, 8.100% due 10/01/98...................        25,261
      70,000    Series AL, 9.600% due 04/01/01...................        79,888
     100,000    Series AT (FGIC Insured), 9.500% due 02/01/10....       143,000
     250,000    California Statewide Communities, Development
                Authority Revenue, Certificates of Participation
                (St. Joseph Health System Group),
                6.500% due 07/01/04..............................       280,000
     100,000    Carpinteria, California (FGIC Insured),
                7.500% due 07/01/00..............................       106,750
                Castaic Lake, California, Water Agency,
                Certificates of Participation, Refunding,
                Water System Improvement Project,
                Series A (MBIA Insured):
     150,000    7.250% due 08/01/07..............................       181,125
     500,000    7.250% due 08/01/08..............................       610,624
                Chino Basin, California, Regional
                Financing Authority Revenue, Municipal
                Water and District Sewer Systems Project
                (AMBAC Insured):
     500,000    7.000% due 08/01/06..............................       587,500
     240,000    7.000% due 08/01/08..............................       288,000
                Commerce, California, Community Development
                Commission, Tax Allocation, Merged
                Redevelopment Project, Series A, Refunding:
     100,000    5.100% due 08/01/04..............................       100,000
     190,000    5.200% due 08/01/05..............................       191,187
     120,000    5.500% due 08/01/09..............................       121,050
                Contra Costa, California, Transportation
                Authority Sales Tax Revenue, Series A
                (FGIC Insured):
     300,000    6.000% due 03/01/05..............................       329,250
     500,000    6.000% due 03/01/07..............................       556,874
     300,000    Desert Hospital District, California, Hospital
                Revenue, Certificates of Participation
                (CGIC Insured), 6.150% due 07/01/02..............       323,250
                East Bay, California:
     100,000    Regional Parks District, Series B,
                8.750% due 09/01/99..............................       105,750
      75,000    Utility District, Series M,
                7.500% due 03/01/00..............................        79,312
     375,000    Eastern Municipal Water District, California,
                Water and Sewer Revenue, Certificates of
                Participation, Refunding, Series A (FGIC
                Insured), 6.250% due 07/01/05....................       400,313
     250,000    Elsinore Valley, California, Municipal Water
                District, Certificates of Participation,
                Refunding, Series A (FGIC Insured),
                6.000% due 07/01/12..............................       281,563



The accompanying notes are an integral part of these financial statements.

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                           California Tax-Free
                                                          Intermediate Bond Fund
                                                          ----------------------
                                                               Investments


MUNICIPAL BONDS AND NOTES -- continued
Principal Amount                                                  Value (Note 1)
                California -- continued
                Emeryville, California, Public
                Financing Authority:
     270,000    Housing Revenue, 5.600% due 09/01/06..............$     289,913
     500,000    Lease Revenue, Civic Center Financing
                Project, Series A (AMBAC Insured),
                5.000% due 05/01/28...............................      486,875
      50,000    Estero, California, Series S-1,
                7.000% due 07/01/00...............................       52,813
     290,000    Fresno, California, Sewer Revenue, Series A
                (MBIA Insured), 6.000% due 09/01/07...............      324,800
                La Mesa, California, Improvement Board,
                Assessment District No. 98-1:
     180,000    4.900% due 09/02/04...............................      180,000
     100,000    5.500% due 09/02/11...............................       99,750
     175,000    Lafayette, California, Elementary School
                District, 6.900% due 05/15/06.....................      204,313
                Los Angeles, California:
     100,000    Series A, 6.400% due 09/01/98.....................      100,431
     835,000    State Building Authority, Lease Revenue
                (MBIA Insured), 5.600% due 05/01/08...............      910,150
                Los Angeles County, California:
                Certificates of Participation:
     200,000    6.700% due 03/01/99...............................      203,952
     200,000    6.708% due 06/01/15...............................      219,000
      50,000    Public Works, Revenue Anticipation Notes,
                4.500% due 03/01/01...............................       50,563
                Transportation Commission, Sales Revenue,
                Proposition C, Second Series, Series A:
     180,000    6.200% due 07/01/04...............................      197,775
     400,000    6.400% due 07/01/06...............................      453,500
   1,000,000    6.750% due 07/01/20...............................    1,096,250
                Metropolitan Water District, Southern
                California Waterworks Revenue:
     200,000    6.000% due 07/01/21...............................      211,250
     600,000    Series C, 6.000% due 07/01/08.....................      675,750
     250,000    Ontario, California, Redevelopment Financing
                Authority, Revenue Refunding (Ontario
                Redevelopment Project No. 1) (MBIA Insured),
                6.550% due 08/01/06...............................      287,188
     150,000    Oxnard, California, School District, Refunding
                (MBIA Insured), 5.625% due 08/01/13...............      163,500
      65,000    Paramount, California, Redevelopment Agency,
                5.100% due 08/01/98...............................       65,066
                Piedmont, California, School District, Series A:
      75,000    8.300% due 08/01/01...............................       84,000
      45,000    7.100% due 08/01/02...............................       49,894
      40,000    Series C, 7.200% due 08/01/01.....................       43,600
     200,000    Pomona, California, School District, Series A
                (MBIA Insured), 5.950% due 08/01/10...............      225,750
                Rancho, California, Water District Financing
                Authority, Revenue Refunding (FGIC Insured):
    $400,000    6.500% due 11/01/02...............................      437,500
     400,000    6.500% due 11/01/05...............................      454,500
                Redwood City, California:
     330,000    Multi-family Housing (Redwood Shores), Series B,
                Mandatory Put 10/01/00, 5.200% due 10/01/08.......      332,475
   1,095,000    Public Financing Authority, Lease Revenue,
                Capital Facilities Project, 5.000% due 07/15/10...    1,140,169
     500,000    Riverside County, California, Transportation
                Commission Sales Tax Revenue, Series A
                (FGIC Insured), 6.000% due 06/01/09...............      563,750
     625,000    Sacramento, California, Municipal Utilities,
                Electric Revenue Refunding, Series A
                (MBIA Insured), 6.250% due 08/15/10...............      724,219
                San Bernardino, California, Joint Powers
                Financing Authority, Tax Allocation Revenue:
     500,000    Central City Merged Project, Series A
                (AMBAC Insured), 5.750% due 07/01/16..............      544,375
     195,000    Sub-Central City Merged Project, Series B,
                Refunding, 4.600% due 07/01/99....................      195,837
     250,000    San Bernardino County, California,
                Transportation Authority Sales Tax Revenue,
                Series A (MBIA Insured), 6.000% due 03/01/06......      276,563
     115,000    San Diego, California, Public Financing
                Authority, Sewer Revenue (FGIC Insured),
                6.000% due 05/15/07...............................      128,369
                San Diego County, California:
   1,075,000    Regional Transportation Commission Sales
                Tax Revenue, 6.000% due 04/01/05..................    1,181,156
     175,000    Water Authority Revenue, Certificates of
                Participation, Series A, 6.000% due 05/01/01......      184,188
                San Francisco, California, City and County:
     375,000    City Hall Improvement Project, Series A
                (FGIC Insured), 6.100% due 06/15/00...............      390,469
     100,000    GO, Series A, 6.100% due 12/15/98.................      101,129
                International Airport Revenue, AMT,
                Second Series:
     445,000    8.000% due 05/01/06...............................      543,456
     500,000    8.000% due 05/01/09...............................      617,500
     550,000    San Jose, California, Redevelopment
                Agency Tax Allocation, Merged Area
                Redevelopment Project (MBIA Insured),
                6.000% due 08/01/10...............................      624,250
                San Mateo-Foster City, California,
                School District (MBIA Insured):
     240,000    7.750% due 08/01/06...............................      294,000
     500,000    5.000% due 08/01/27...............................      488,125


The accompanying notes are an integral part of these financial statements.

-----------------------
The Montgomery Funds

-----------------------
 California Tax-Free
Intermediate Bond Fund
-----------------------
    Investments


MUNICIPAL BONDS AND NOTES -- continued
Principal Amount                                                 Value (Note 1)
              California -- continued
              Santa Rosa, California:
              Central Packaging Service Facilities, Refunding:
   $250,000   4.050% due 07/02/99.................................$     250,478
    265,000   4.200% due 07/02/00.................................      265,000
    200,000   4.800% due 07/02/06.................................      199,250
    100,000   4.900% due 07/02/07.................................      100,000
    170,000   5.100% due 07/02/09.................................      171,275
    500,000   High School District (FGIC Insured),
              7.000% due 05/01/01.................................      539,375
    375,000   Temecula, California, Special Tax, Community
              Facilities District 88-12-A, Refunding,
              4.250% due 09/01/99.................................      375,469
              Walnut Valley, California, School District,
              Series A (MBIA Insured):
    100,000   6.850% due 08/01/07.................................      118,125
    600,000   7.000% due 08/01/08.................................      723,000
     65,000   Watsonville, California, Water Revenue
              (MBIA Insured), 6.100% due 05/15/99.................       66,357
              Wiseburn, California, Schoold District,
              Series A (FGIC Insured):
    360,000   6.875% due 08/01/06.................................      421,200
    395,000   6.875% due 08/01/07.................................      467,581
                                                                        -------
                                                                     30,973,155

              Puerto Rico -- 5.2%
    350,000   Commonwealth of Puerto Rico,
              Public Improvement Bonds,
              5.000% due 07/01/07.................................      361,813
              Puerto Rico:
  1,000,000   Electric Power Authority, Power Revenue,
              Series S (MBIA Insured),
              6.125% due 07/01/09.................................    1,145,000
              Public Building Authority, Educational &
              Health Facilities Revenue, Series M, Refunding:
    135,000   5.700% due 07/01/09.................................      147,319
    170,000   (FSA Insured), 5.700% due 07/01/09..................      188,488
                                                                        -------
                                                                      1,842,620

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $31,922,246)................................................   32,815,775
                                                                     ----------


SHORT-TERM MUNICIPAL BONDS AND NOTES -- 13.2%
Principal Amount                                                 Value (Note 1)
              California -- 13.2%
              Pollution Control Finance Authority:
   $800,000   Homestake Mining Company, Series 84B,
              3.200% due 05/01/04++...............................$     800,000
              Pacific Gas & Electric Company:
    400,000   Series A, Refunding, 3.150% due 12/01/16++..........      400,000
  1,800,000   Series C, Refunding, 3.600% due 11/01/26+...........    1,800,000
    300,000   Series G, Refunding, 3.400% due 02/01/16+...........      300,000
    100,000   Southern California Edison, Series A,
              3.450% due 02/28/08+................................      100,000
              Manteca, California, School District,
              Community Facilities District No. 89-1:
    120,000   5.400% due 09/01/10.................................      120,000
    170,000   5.450% due 09/01/11.................................      170,000
  1,000,000   Orange County, California, Improvement
              Board, Assessment District No. 88-1,
              3.500% due 09/02/18+................................    1,000,000

TOTAL SHORT-TERM MUNICIPAL BONDS AND NOTES
(Cost $4,690,000).................................................    4,690,000
                                                                      ---------
TOTAL INVESTMENTS -- 105.2%
(Cost $36,612,246*)...............................................   37,505,775

OTHER ASSETS AND LIABILITIES -- (5.2)%
(Net).............................................................   (1,838,956)
                                                                     -----------
NET ASSETS -- 100.0%..............................................$  35,666,819
                                                                     ==========

*  Aggregate cost for federal tax purposes was $36,612,246.
+  Floating-rate note, rate resets daily.
++ Floating-rate note, rate resets weekly.

Abbreviations:
AMBAC American Municipal Bond Assurance Corporation
AMT   Alternative Minimum Tax
CGIC  Capital Guaranty Insurance Corporation
FGIC  Federal Guaranty Insurance Corporation
FSA   Federal Security Assurance
MBIA  Municipal Bond Investors Assurance

The Montgomery California Tax-Free Intermediate Bond Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.


The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                            Money Market Funds
                                                            --------------------
                                                            Portfolio Highlights


INVESTMENT REVIEW


Q: How have the Funds performed over the past 12 months?

A: The Montgomery Money Market Funds have all outperformed their benchmarks over the fiscal year ended June 30, 1998. The California Tax-Free Money Fund was up 3.00%, the Federal Tax-Free Money Fund was up 3.12% and the Government Reserve Fund was up 5.27%. For the same time period, the benchmark numbers of the Lipper California Tax-Exempt Money Market Funds Average, the Lipper Tax-Exempt Money Market Funds Average and the Lipper Government Money Market Funds Average were up by 2.96%, 3.07% and 5.01%, respectively.

Q: What were the major bond market trends during the period?

A: Once again the fixed-income markets were aided by a favorable domestic environment of moderate growth and low inflation, which pushed down yields and led to a market rally. Fortunately for money market fund investors, lower rates were confined to longer-maturity bonds. Money market yields remained nearly constant over the past year. Despite low unemployment rates and strong first-quarter gross domestic product (GDP) growth, the yield on the bellwether 30-year bond reached a historic low during the first half of 1998. This was due to market concerns about deflation.

Although bond market analysts monitored comments made by the Federal Reserve in an attempt to determine the direction of interest rates, the Fed's view of the economy began to contrast sharply with that of the market, which became increasingly concerned with the deflationary impact of the Asian financial crisis. Analysts noted that countries are beginning to import deflation from Asia in the form of lower-priced goods, which translates into both cheaper goods in stores and stiffer competition for domestic manufacturers. Added pressure has come from a strong dollar, very robust productivity and high real interest rates. The performance of other types of bonds suggests that the deflationary view has been pervasive.

In addition to deflationary fears, a strong inflow of capital to the Treasuries market benefited bonds. Foreign capital, which sought after U.S. government bonds as a safe haven from currency turmoil, pushed prices even higher. As a result of the rally in the Treasuries market, the yield curve (a graphical depiction of the relationships among the yields on bonds of the same credit quality but different maturities) has continued to flatten as medium- and long-term rates have trended downward more than shorter rates.

Q: What should we expect in the second half of 1998?

A: Looking forward, the focus will be on the Federal Reserve as well as on the short-and long-term effects the financial crisis in Asia will have on U.S. growth and inflation. The federal funds rate has remained unchanged since March 1997, but this may change if labor shortages and rising wages threaten to push up inflation in the short term. Although the next move in short-term interest rates may be an upward one, albeit slight, we continue to believe in the longer-term trend to lower rates. The currency crisis in Asia has, without a doubt, had a dampening effect on the inflationary pressures that had begun to emerge last year, and slower economic growth in the second quarter reflects this.

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
William Stevens........................................ Senior Portfolio Manager


================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                             Yields as of 6/30/98

--------------------------------------------------------------------------------
                                  Montgomery
                            Government Reserve Fund

One-day yield..............................................................5.46%
Seven-day yield............................................................5.21%

--------------------------------------------------------------------------------
                                  Montgomery
                        California Tax-Free Money Fund

One-day yield..............................................................2.83%
Seven-day yield............................................................2.97%

--------------------------------------------------------------------------------
                                  Montgomery
                          Federal Tax-Free Money Fund

One-day yield..............................................................3.29%
Seven-day yield............................................................3.28%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.Yield will fluctuate. An investment in one of our money market funds is neither insured nor guaranteed by the government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1 per share. A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax. Fund performance presented is for Class R shares.

-----------------------
  The Montgomery Funds
-----------------------
Government Reserve Fund
-----------------------
    Investments

PORTFOLIO INVESTMENTS

June 30, 1998

FEDERAL FARM CREDIT BANK (FFCB) -- 10.2%
Principal Amount                                                Value (Note 1)
$     500,000    4.250% due 08/12/98+++.........................$      499,155
    1,000,000    5.744% due 08/26/98+++.........................       998,600
      490,000    5.500% due 09/01/98............................       489,729
      520,000    5.750% due 09/11/98............................       520,000
    1,050,000    2.454% due 09/30/98+++.........................     1,040,470
   10,000,000    5.505% due 10/01/98+++.........................     9,995,661
    1,100,000    5.600% due 10/01/98............................     1,099,716
    1,500,000    6.320% due 10/30/98............................     1,503,217
      800,000    5.270% due 02/01/99............................       797,978
    5,000,000    5.350% due 02/02/99............................     4,993,167
    5,000,000    5.375% due 03/02/99............................     4,994,819
   10,000,000    5.405% due 04/01/99+++.........................     9,979,397
    4,835,000    5.500% due 04/01/99............................     4,830,564
    4,000,000    5.770% due 04/01/99............................     4,002,992
   18,000,000    5.600% due 05/03/99............................    17,987,115
    7,810,000    5.550% due 06/01/99............................     7,804,306
    1,000,000    8.400% due 07/26/99............................     1,028,305
    1,000,000    6.460% due 07/07/00............................     1,000,160
                                                                     ---------
                                                                    73,565,351
                                                                    ----------
FEDERAL HOME LOAN BANK (FHLB) -- 35.0%
   60,000,000    Discount Note due 07/01/98.....................    60,000,000
   20,000,000    Discount Note due 07/06/98.....................    19,984,722
   20,000,000    5.426% due 07/07/98+++.........................    19,999,708
    1,000,000    5.215% due 07/08/98............................       999,910
    1,165,000    5.760% due 07/08/98............................     1,165,045
    4,500,000    2.654% due 07/15/98++++........................     4,494,711
      500,000    2.796% due 07/15/98+++.........................       499,493
    1,000,000    2.996% due 07/15/98+++.........................       998,946
      700,000    3.000% due 07/15/98++++........................       699,280
      500,000    3.000% due 07/16/98+++.........................       499,449
      500,000    5.240% due 07/20/98............................       499,828
    2,600,000    2.375% due 07/28/98+++.........................     2,593,504
    1,200,000    2.673% due 07/28/98++++........................     1,197,055
    2,573,000    5.510% due 08/03/98............................     2,572,586
    1,000,000    6.285% due 08/05/98............................     1,000,408
    5,000,000    6.020% due 08/13/98............................     5,000,432
    2,000,000    2.465% due 08/17/98+++.........................     1,992,406
    1,000,000    3.215% due 08/17/98++++........................       996,283
    2,000,000    4.260% due 08/24/98+++.........................     1,995,548
      500,000    2.608% due 08/27/98+++.........................       497,805
    2,400,000    7.800% due 08/28/98............................     2,407,155
      550,000    4.785% due 09/09/98............................       548,880
    1,000,000    4.920% due 09/09/98............................       998,505
   15,000,000    5.900% due 09/10/98............................    15,000,000
    2,250,000    5.800% due 09/18/98............................     2,250,748
      400,000    7.640% due 09/21/98............................       401,732
      500,000    6.050% due 09/25/98............................       500,443
      500,000    2.182% due 09/30/98+++.........................       495,759
    1,000,000    5.710% due 10/01/98............................     1,000,028
      500,000    5.690% due 10/02/98............................       499,957
   15,000,000    5.436% due 10/06/98+++.........................    14,997,050
      500,000    5.716% due 10/06/98............................       500,227
    5,000,000    6.100% due 10/07/98............................     5,005,919
    1,000,000    4.890% due 10/14/98............................       997,836
    2,250,000    4.918% due 10/27/98+++.........................     2,243,816
    2,500,000    5.800% due 10/27/98............................     2,500,124
    1,500,000    4.903% due 11/18/98++..........................     1,495,721
    1,000,000    5.300% due 11/18/98............................       999,066
      500,000    6.000% due 11/20/98............................       500,542
      500,000    5.068% due 11/24/98+++.........................       498,483
    5,000,000    5.670% due 12/22/98+...........................     4,998,370
      500,000    5.795% due 12/23/98............................       500,267
    1,040,000    5.450% due 01/15/99............................     1,039,240
      500,000    5.035% due 01/19/99............................       498,460
      500,000    5.605% due 01/22/99............................       499,989
      100,000    7.860% due 01/25/99............................       101,183
    1,500,000    5.230% due 02/01/99............................     1,499,172
    2,000,000    5.425% due 02/16/99............................     1,998,512
    4,500,000    5.644% due 02/23/99+++.........................     4,496,017
    1,200,000    5.610% due 03/03/99............................     1,200,077
    1,000,000    5.270% due 03/04/99............................       997,388
   11,670,000    5.580% due 03/11/99............................    11,662,488
    5,000,000    5.605% due 03/12/99............................     4,998,832
    5,000,000    5.560% due 03/25/99............................     4,995,654
    7,000,000    5.500% due 03/26/99............................     6,992,594
   10,000,000    5.557% due 03/26/99++..........................     9,996,696
    9,810,000    5.570% due 04/07/99............................     9,804,054
    5,000,000    5.564% due 04/09/99++..........................     4,998,069
    1,000,000    6.440% due 04/16/99............................     1,005,930
                                                                     ---------
                                                                   253,812,102
                                                                   -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 0.4%
       74,610    M90190, 6.500% due 07/01/98....................        74,610
      495,424    1557FB, 6.300% due 08/15/98+++.................       495,661
      508,851    G50016, 6.000% due 09/01/98....................       508,798
      770,659    M90297, 5.500% due 09/01/98....................       770,128
      818,948    1991-127FA, 6.306% due 09/25/98+++.............       819,774
       88,797    G50423, 6.500% due 10/01/98....................        88,775
      387,272    1727, 6.250% due 02/15/99......................       387,180
                                                                       -------
                                                                     3,144,926
                                                                     ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.5%
      358,118    6.500% due 07/25/98............................       358,070
    1,000,000    5.270% due 07/28/98............................       999,682
      750,000    9.400% due 08/10/98............................       753,021
      500,000    4.875% due 10/15/98............................       499,014
   10,000,000    5.230% due 11/25/98............................     9,986,791
    1,000,000    5.750% due 12/10/98............................     1,000,000
    1,124,471    5.000% due 12/25/98............................     1,120,438
    2,727,004    7.000% due 12/25/98+++.........................     2,726,052


The accompanying notes are an integral part of these financial statements.

                                                         -----------------------
                                                          The Montgomery Funds
                                                         -----------------------
                                                         Government Reserve Fund
                                                         -----------------------
                                                              Investments


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)  --
continued
Principal Amount                                                 Value (Note 1)
$     100,000    5.570% due 03/05/99..............................$      99,986
      400,000    5.840% due 03/29/99..............................      400,252
                                                                     ----------
                                                                     17,943,306
                                                                     ----------
STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 9.3%
   14,975,000    5.775% due 09/09/98..............................   14,975,548
    1,800,000    5.790% due 09/16/98..............................    1,800,111
    5,000,000    5.740% due 12/17/98..............................    5,004,809
      500,000    5.800% due 12/18/98..............................      500,669
    2,000,000    7.723% due 01/25/99..............................    2,023,642
    7,000,000    5.450% due 02/10/99..............................    6,992,026
      350,000    4.500% due 02/24/99+++...........................      347,007
      500,000    5.200% due 02/26/99..............................      498,503
    6,000,000    5.580% due 03/11/99..............................    5,998,401
    5,000,000    5.662% due 04/16/99++............................    4,998,060
    3,325,000    5.630% due 06/02/99..............................    3,323,902
    5,000,000    5.525% due 06/10/99..............................    4,993,685
   16,000,000    5.351% due 08/02/99++............................   15,949,365
                                                                     ----------
                                                                     67,405,728
                                                                     ----------
TENNESSEE VALLEY AUTHORITY (TVA) -- 0.4%
    2,700,000    5.950% due 09/15/98..............................    2,700,780
                                                                      ---------
U.S. SOVEREIGN BONDS -- 0.1%
      471,263    AID-Israel, Series B, 5.750% due 01/01/99++......      471,263
                                                                        -------

TOTAL SECURITIES..................................................  419,043,456
                                                                    -----------
REPURCHASE AGREEMENTS -- 42.3%
175,000,000  Agreement with Bear Stearns, Tri-Party, 6.35% dated
             06/30/98, to be repurchased at $175,030,445 on
             07/01/98, collateralized by $178,500,000 market
             value of U.S. government securities, having various
             maturities and various interest rates................  175,000,000

 70,000,000  Agreement with Greenwich Capital Markets, Tri-Party,
             6.30% dated 06/30/98, to be repurchased at
             $70,012,082 on 07/01/98, collateralized by
             $71,400,000 market value of U.S. government
             securities, having various maturities and various
             interest rates ......................................   70,000,000

 61,842,000  Agreement with UBS, Tri-Party, 6.30% dated 06/30/98, to be repurchased at $61,852,674 on 07/01/98,
             collateralized by $63,078,840 market value of U.S.
             government securities, having various maturities and
             various interest rates...............................   61,842,000
                                                                     ----------

TOTAL REPURCHASE AGREEMENTS.......................................  306,842,000
                                                                    -----------
TOTAL INVESTMENTS -- 100.2%
(At amortized cost*)..............................................  725,885,456

OTHER ASSETS AND LIABILITIES -- (0.2)%
(Net).............................................................   (1,266,431)
                                                                     ----------
NET ASSETS -- 100.0%..............................................$ 724,619,025
                                                                    ===========


*     Aggregate cost for federal tax purposes was $725,885,456.
+     Floating-rate note, rate resets daily.
++    Floating-rate note, rate resets weekly.
+++   Floating-rate note, rate resets monthly.
++++  Floating-rate note, rate resets quarterly.


The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
 California Tax-Free
    Money Fund
---------------------
   Investments

PORTFOLIO INVESTMENTS

June 30, 1998

MUNICIPAL BONDS AND NOTES -- 111.8%
Principal Amount                                                 Value (Note 1)
                California -- 110.8%
$   3,000,000   Abag, California, Financing Authority
                Revenue, Nonprofit Corporations, Certificates
                of Participation, Series C, Refunding,
                3.400% due 10/01/27+.............................$    3,000,000
    1,200,000   Alameda County, California, School Financing
                Authority, Certificates of Participation,
                (Capital Improvement Financing Projects),
                Series C, 3.200% due 07/01/25+...................     1,200,000
      125,000   Benicia, California, GO (MBIA Insured),
                7.000% due 08/01/98..............................       125,321
      930,000   Berkeley, California, GO (AMBAC Insured),
                3.800% due 06/01/99..............................       930,000
    2,025,000   Brentwood, California, School District, GO
                (AMBAC Insured), 6.850% due 08/01/16.............     2,102,137
                California State:
                Commercial Paper:
    5,000,000   3.900% due 07/10/98..............................     5,000,000
    2,500,000   3.850% due 07/16/98..............................     2,500,000
                Economic Development Financing Authority
                Revenue (California Independant Systems Project):
    3,000,000   Series A, 3.500% due 04/01/08+...................     3,000,000
    5,000,000   Series C, 3.700% due 04/01/08+...................     5,000,000
    2,000,000   Economic Financing Authority, Industrial
                Development Revenue (Serra Microchassis
                Project), AMT, 3.350% due 08/01/27+..............     2,000,000
    1,000,000   Educational Facilities Authority Refunding
                Revenue, Stanford University, Series L-3,
                3.200% due 10/01/15++............................     1,000,000
                General Obligations:
      855,000   4.700% due 10/01/98..............................       856,665
      100,000   6.400% due 10/01/98..............................       100,605
      100,000   9.000% due 11/01/98..............................       101,644
                Health Facilities Financing Authority
                Revenue (CASMED):
      175,000   Prerefunded (AMBAC Insured),
                7.625% due 10/01/15..............................       180,066
    5,000,000   Adventist Health Systems, Series B,
                3.500% due 09/01/28+.............................     5,000,000
                Kaiser Foundation Health Plan:
    1,000,000   Series A, 3.500% due 05/01/28++..................     1,000,000
    4,100,000   Series B, 3.500% due 05/01/28++..................     4,100,000
    1,000,000   Pooled Loan Program, Series B (FGIC Insured),
                3.100% due 10/01/10++............................     1,000,000
                Saint Joseph Health System, Series B:
      100,000   3.250% due 07/01/09+.............................       100,000
       80,000   3.250% due 07/01/13+.............................        80,000
    1,200,000   Scripps Memorial Hospital, Series B (MBIA
                Insured), 3.200% due 10/01/21++..................     1,200,000
      700,000   Sutter Healthcare, Series C,
                3.250% due 07/01/22+.............................       700,000
                Pollution Control Finance Authority:
                Pacific Gas & Electric Company:
    5,500,000   Series A, Refunding, AMT,
                3.150% due 12/01/16++............................     5,500,000
                Series C, Refunding:
    1,300,000   3.350% due 11/01/26+.............................     1,300,000
    1,900,000   3.600% due 11/01/26+.............................     1,900,000
    2,000,000   Series F, Refunding, 3.500% due 11/01/26+........     2,000,000
                Southern California Edison Company:
    7,900,000   Series A, 3.450% due 02/28/08+...................     7,900,000
    1,000,000   Series D, 3.450% due 02/28/08+...................     1,000,000
                Solid Waste Disposal Revenue:
      700,000   Gilton Solid Waste Management, Series A,
                AMT, 3.300% due 12/01/05++.......................       700,000
    1,200,000   Shell Oil Company (Martinez Project),
                Series A, AMT, 3.350% due 10/01/24+..............     1,200,000
      250,000   Public Works Board, Lease Revenue,
                Department of Corrections-California
                State Prison, Series B (MBIA Insured),
                4.400% due 12/01/98..............................       250,708
    3,000,000   School Cash Reserve Program Authority,
                Series A, 4.750% due 07/02/98....................     3,000,072
      300,000   Transportation Commission, San Francisco
                Bay Toll Bridge Revenue, Southern Bridge Unit,
                Series A, 4.250% due 09/01/98....................       300,179
                California Statewide Communities
                Development Authority:
                Industrial Development Revenue:
      365,000   (Encore Video Project) 3.450% due 08/01/07++.....       365,000
    1,115,000   (J. Michelle Properties Project) Series B,
                3.400% due 11/01/15++............................     1,115,000
    1,000,000   (Karcher Property Project) Series C,
                3.250% due 12/01/19++............................     1,000,000
                Multi-family Housing Revenue:
    1,000,000   (Ocotillo Place Apartments Project)
                Series O, 3.900% due 06/25/24....................     1,000,000
    4,600,000   (Pittsburg Plaza Apartments) Series K,
                AMT, 3.350% due 09/01/27++.......................     4,600,000
    1,000,000   Concord, California, Redevelopment
                Agency, Tax Allocation Revenue, Series 3,
                Prerefunded, 8.000% due 07/01/18.................     1,020,000
    1,000,000   Contra Costa County, California, Refunding
                Revenue Bonds, 3.250% due 11/15/22++.............     1,000,000
      500,000   Corona, California, Multi-family Housing
                Revenue (Country Hills Project), Series B,
                3.300% due 02/01/20++............................       500,000
      200,000   Desert Sands, California, School District,
                Certificates of Participation (Measure O
                Project), Series D (MBIA Insured),
                4.100% due 03/01/99..............................       200,251


The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                           The Montgomery Funds
                                                           ---------------------
                                                                California
                                                            Tax-Free Money Fund
                                                           ---------------------
                                                                Investments



MUNICIPAL BONDS AND NOTES -- continued

Principal Amount                                               Value (Note 1)
California -- continued
 $1,000,000    East Bay, California, Regional Park District,
               GO, Series A, 8.700% due 09/01/98..............$    1,008,365
    140,000    Eastern Municipal Water District, California,
               Water and Sewer Revenue, Certificates of
               Participation, Refunding (FGIC Insured),
               3.600% due 07/01/98............................       140,000
  2,000,000    Elk Grove, California, School District, TRANS,
               4.500% due 06/30/99............................     2,017,320
  5,000,000    Fontana, California, School District, TRANS,
               4.000% due 07/09/99............................     5,016,350
    150,000    Foothill de Anza, California, Community
               College District, Certificates of Participation,
               8.250% due 07/01/18............................       154,500
  2,500,000    High School District, TRANS,
               3.900% due 06/30/99............................     2,504,800
  4,000,000    Multi-family Housing Revenue (TreeTops
               Apartments Project), Series A, AMT,
               3.300% due 08/15/26++..........................     4,000,000
    500,000    Fresno, California, School District,
               Series A, Refunding (MBIA Insured),
               4.800% due 08/01/98............................       500,481
  1,100,000    Govt Dev. Bank, Commercial Paper,
               3.750% due 09/04/98............................     1,100,000
    300,000    Hillsborough, California, School District,
               TRANS, 4.500% due 07/09/98.....................       300,041
    405,000    La Mesa-Spring Valley, California, School
               District, Certificates of Participation
               (Capital Projects) (AMBAC Insured),
               3.800% due 09/01/98............................       405,000
    800,000    Lassen, California, Municipal Utilities District
               Revenue, Series A, Refunding, AMT (FSA
               Insured), 3.450% due 05/01/08++................       800,000
    490,000    Local Government, California, Joint Powers
               Financing Authority Revenue, Refunding,
               6.700% due 09/01/98............................       492,507
  1,050,000    Judgement Obligation Bonds, Series A,
               4.700% due 08/01/98............................     1,050,700
               Milti-family Housing Revenue:
  5,000,000    (Channel Gateway Apartments) Series B,
               4.400% due 08/01/19++..........................     5,000,000
  4,100,000    (Loans to Lender Program) Series A,
               3.500% due 08/01/26++..........................     4,100,000
  2,000,000    (Mission Village Terrace) Series D, AMT,
               3.400% due 07/01/27++..........................     2,000,000
  2,500,000    Series K, 3.450% due 07/01/10++................     2,500,000
  1,820,000    Municipal Improvement Lease Revenue,
               Series B (MBIA Insured),
               8.000% due 09/01/98............................     1,832,708
               School District:
    610,000    Series A, 4.500% due 07/01/98..................       610,000
  1,600,000    TRANS, 4.500% due 07/01/98.....................     1,600,000
    250,000    Waste Water System Revenue (MBIA Insured),
               7.625% due 08/01/14............................       255,762
               Los Angeles County, California:
  5,000,000    3.700% due 10/08/98............................     5,000,000
    345,000    Community Facilities, District No. 5
               (Rowland Heights Area), Refunding
               (FSA Insured), 3.600% due 09/01/98.............       345,000
  3,755,000    Industrial Development Authority Revenue
               (Caitac & Jae Company Inc., Project), AMT,
               3.750% due 12/01/06++..........................     3,755,000
  1,000,000    Lease Revenue, 3.800% due 07/08/98.............     1,000,000
  4,000,000    Metropolitan Transportation Authority,
               Sales Tax Revenue, Proposition C, Second
               Series, Series A (MBIA Insured),
               3.000% due 07/01/20++..........................     4,000,000
  7,800,000    Pension Obligation Bonds, Refunding (AMBAC
               Insured), Series B, 3.100% due 06/30/07++......     7,800,000
  1,600,000    Series C, 3.100% due 06/30/07++................     1,600,000
  5,000,000    TRANS, Series A, 4.500% due 06/30/99...........     5,043,300
    500,000    Marin County, California, Certificate of
               Participation (Capital Improvements
               Project), 5.900% due 08/01/98..................       500,831
  3,000,000    Metropolitan Water District, Southern
               California Waterworks Revenue, Commercial
               Paper, 3.600% due 07/09/98.....................     3,000,000
    100,000    Modesto, California, Waste Water Treatment
               Facilities Revenue, Refunding (MBIA
               Insured), 4.300% due 11/01/98..................       100,120
    510,000    Monrovia, California, Redevelopment Agency,
               Tax Allocation Revenue (Central
               Redevelopment Project) (AMBAC Insured),
               3.800% due 05/01/99............................       510,000
    300,000    Mountain View, California, Commercial
               Paper, 4.000% due 10/01/98.....................       300,270
               Orange County, California:
               Apartment Development Revenue:
  1,300,000    (Harbor Pointe) Issue D,
               3.300% due 12/01/06++..........................     1,300,000
  1,000,000    (Larkspur Canyon Apartments) Series A,
               3.250% due 06/15/37++..........................     1,000,000
    680,000    Community Facilities Special Tax Revenue,
               District No. 87-3, Series A,
               8.050% due 08/15/08............................       696,999
  2,500,000    Fire Authority, TRANS, 4.250% due 09/17/98.....     2,501,769
    250,000    Resources Recovery, Certificates of
               Participation, Series A (MBIA Insured),
               4.200% due 07/01/98............................       250,000
  5,000,000    Series C (FGIC Insured),
               3.500% due 08/01/17+...........................     5,000,000


   The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
     California
 Tax-Free Money Fund
---------------------
    Investments


MUNICIPAL BONDS AND NOTES -- continued

Principal Amount                                         Value (Note 1)
California -- continued
 $1,500,000    Oxnard, California, School District, TRANS,
               4.500% due 08/13/98.........................$   1,501,101
               Palm Springs, California,
               Community Redevelopment Agency,
               Certificates of Participation:
  1,400,000    District No. 2, 3.250% due 12/01/14++.......    1,400,000
    300,000    District No. 11, 3.250% due 12/01/14++......      300,000
    275,000    Pinole, California, Redevelopment Agency,
               Tax Allocation Revenue (Pinole Vista
               Redevelopment Project), Series A
               (MBIA Insured), 4.000% due 08/01/98.........      275,054
  1,000,000    Plumas County, California, TRANS,
               4.500% due 12/03/98.........................    1,002,985
  5,947,000    Richmond, California, Joint Powers Finance
               Authority, Port Terminal Lease Revenue,
               3.950% due 09/01/04+........................    5,947,000
  1,000,000    Riverside Teeter, Commercial Paper,
               3.750% due 07/30/98.........................    1,000,000
               Sacramento, California, Municipal Utilities,
               Electricity District Revenue:
  1,300,000    Series V, 7.875% due 08/15/16...............    1,332,374
               Series W:
    345,000    7.875% due 08/15/16.........................      353,522
    575,000    7.500% due 08/15/18.........................      577,513
               Sacramento County, California:
  2,500,000    Multi-family Housing Authority Revenue
               (Stone Creek Apartments Project),
               3.200% due 11/15/27++.......................    2,500,000
    470,000    TRANS, 4.500% due 09/30/98..................      470,670
  1,000,000    Salinas, California, Multi-family Housing
               Revenue (Brentwood Gardens), Series A,
               3.200% due 05/15/27++.......................    1,000,000
               San Bernardino County, California:
  2,000,000    Certificates of Participation
               (West Center Detention Center Project),
               7.600% due 11/01/06.........................    2,065,809
               Industrial Development Authority Revenue:
  1,320,000    (Aqua-Serv Engineers Inc. Project)
               3.400% due 05/01/09++.......................    1,320,000
    440,000    (McElroy Metal Mill Inc. Project)
               3.400% due 05/01/04++.......................      440,000
               San Diego, California:
  1,500,000    Commercial Paper, 3.600% due 08/12/98.......    1,500,000
    235,000    Community College District, Certificates of
               Participation (Financing Project), Refunding
               (MBIA Insured), 3.600% due 12/01/98.........      235,000
               Multi-family Housing Revenue:
  2,000,000    (Country Hills Apartments Project)
               3.700% due 08/15/13++.......................    2,000,000
    500,000    (Lusk Mira Mesa Apartments Project)
               Series E, 3.150% due 04/01/07++.............      500,000
 $3,060,000    San Jose, California, Multi-family Housing
               Revenue (Timberwood Apartments Project),
               3.300% due 02/01/20++.......................    3,060,000
  1,155,000    San Jose-Santa Clara, California, Water
               Financing Authority, Sewer Revenue,
               Series A, Refunding (AMBAC Insured),
               4.250% due 11/15/98.........................    1,157,903
  1,200,000    Santa Ana, California, Multi-family
               Housing Authority Revenue (Vintage
               Apartments Project), Series A, AMT,
               3.300% due 12/01/22++.......................    1,200,000
               Santa Barbara County, California:
  1,000,000    School Financing Authority, TRANS,
               4.500% due 06/30/99.........................    1,007,980
    450,000    TRANS, Series A, 4.500% due 10/01/98........      450,502
               Santa Clara County, California:
  2,500,000    Board of Education, TRANS,
               4.000% due 06/30/99.........................    2,507,675
    550,000    TRANS, 4.750% due 10/01/98..................      551,122
    330,000    Santa Maria Bonita, California, School
               District, Certificates of Participation
               (Capital Improvements & Refinancing
               Project) (MBIA Insured),
               4.250% due 03/01/99.........................      330,736
    140,000    Santa Monica, California, Community
               College District, Series A,
               5.625% due 08/01/98.........................      140,205
    650,000    Santa Rosa, California, Waste Water
               Revenue, Series B (FGIC Insured),
               5.100% due 09/01/98.........................      651,337
    345,000    Snowline, California, School District,
               Certificates of Participation, Series A,
               Refunding (FSA Insured),
               3.600% due 07/01/98.........................      345,000
               South Coast Air Quality Management, California,
               District Building Corporation Revenue:
    135,000    Series A (MBIA Insured),
               6.900% due 08/01/98.........................      135,345
  1,000,000    Series B (AMBAC Insured),
               9.750% due 08/01/98.........................    1,004,913
               Southern California:
  5,000,000    Public Power Authority Revenue (Sub-Palo
               Verde Project), Series C (AMBAC Insured),
               3.100% due 07/01/17++.......................    5,000,000
    100,000    Rapid Transportation District,
               Certificate of Participation (Workers
               Compensation Funding) (MBIA Insured),
               5.800% due 07/01/98.........................      100,000
    745,000    Temecula, California, Community Facilities
               District No. 88-12-A, 3.900% due 09/01/98...      745,000
    545,000    University of California (Multiple Purposes
               Project), Series D (MBIA Insured),
               10.000% due 09/01/98........................      550,485


  The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                                 California
                                                            Tax-Free Money Fund
                                                           ---------------------
                                                           I n v e s t m e n t s



MUNICIPAL BONDS AND NOTES -- continued

Principal Amount                                          Value (Note 1)
California -- continued
 $3,000,000    Vallejo, California, Multi-family
               Housing Authority Revenue,
               3.350% due 01/01/08++.........................$   3,000,000
    125,000    Ventura, California, School District, Series A
               (FSA Insured), 8.000% due 08/01/98............      125,418
  2,500,000    West Contra Costa, California, School
               District, TRANS, 4.000% due 06/30/99..........    2,509,625
                                                                 ---------
                                                               207,513,745
                                                               -----------
               Puerto Rico -- 1.0%
  1,800,000    Commonwealth of Puerto Rico,
               Highway & Transportation Revenue,
               Series A (AMBAC Insured),
               3.000% due 07/01/28++.........................    1,800,000

TOTAL MUNICIPAL BONDS AND NOTES..............................  209,313,745
                                                               -----------
TOTAL INVESTMENTS -- 111.8%
(At amortized cost*).........................................  209,313,745

OTHER ASSETS AND LIABILITIES -- (11.8%)
(Net)........................................................  (22,097,688)
                                                               -----------
NET ASSETS -- 100.0%.........................................$ 187,216,057
                                                               ===========

*   Aggregate cost for federal tax purposes was $209,313,745.
+   Floating-rate note, rate resets daily.
++  Floating-rate note, rate resets weekly.

Abbreviations:
AMBAC American Municipal Bond Assurance Corporation
AMT   Alternative Minimum Tax
FGIC  Federal Guaranty Insurance Corporation
FSA   Federal Security Assurance
GO    General Obligation
MBIA  Municipal Bond Investors Assurance
TRANS Tax and Revenue Anticipation Notes

The Montgomery California Tax-Free Money Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

--------------------
The Montgomery Funds
--------------------
      Federal
Tax-Free Money Fund
--------------------
    Investments

PORTFOLIO INVESTMENTS

June 30, 1998


MUNICIPAL BONDS AND NOTES -- 112.2%

Principal Amount                                            Value (Note 1)
Alaska -- 0.2%
   $200,000   Anchorage, Alaska, Telephone Utilities
              Revenue Bonds (MBIA Insured),
              4.000% due 02/01/99............................$   200,223

Arizona -- 0.6%
    700,000   Phoenix, Arizona, Civic Improvement
              Corporation, Refunding, AMT,
              3.625% due 07/01/98............................     700,000

Colorado -- 1.5%
    250,000   Boulder, Colorado, General Obligation
              Bonds, 9.000% due 09/01/04...................       252,234
  1,500,000   Colorado Health Facilities Authority
              Revenue, Kaiser Permanente, Series A,
              3.800% due 08/01/15++..........................   1,500,000
                                                                ---------
                                                                1,752,234
Delaware -- 4.3%
  5,000,000   Delaware State, Economic Development
              Authority Revenue, Gas Facilities (Delmarva
              Power & Light Company Project),
              4.150% due 10/01/29+...........................   5,000,000

Florida -- 11.4%
  2,000,000   Eustis, Florida, Health Facilities Authority,
              Revenue Bonds (Waterman Medical Center,
              Inc., Project), 3.550% due 12/01/15++..........   2,000,000
  4,000,000   Florida Housing Finance Agency, Multi-family
              Housing Revenue, 3.600% due 06/15/25++.........   4,000,000
    400,000   Florida State, Jacksonville Tax Revenue
              Anticipation Certificates, Refunding,
              4.600% due 07/01/98............................     400,000
  4,000,000   Jacksonville, Florida, Revenue Bonds (Florida
              First Coast Project), 3.500% due 03/01/18++....   4,000,000
  3,000,000   Lee County, Florida, Hospital Revenue,
              Commercial Paper, 3.850% due 08/14/98..........   3,000,000
                                                                ---------
                                                               13,400,000
Georgia -- 2.6%
  1,500,000   Albany-Dougherty County, Georgia,
              Hospital Authority Revenue, Revenue
              Anticipation Certificates, Refunding (AMBAC
              Insured), 3.550% due 09/01/20++................   1,500,000
  1,300,000   Burke County, Georgia, Development Authority,
              PCR, Georgia Power Company Plant (Vogtle
              Project), 3.800% due 07/01/24+.................   1,300,000
    250,000   Metropolitan Atlanta Rapid Transit Authority,
              Georgia Sales Tax Revenue,  Series J (FGIC
              Insured), 8.000% due 07/01/18..................     255,000
                                                                  -------
                                                                3,055,000
Hawaii -- 0.6%
    700,000   State of Hawaii, Housing Finance & Development
              Corporation Revenue, 3.600% due 07/01/24++.....     700,000

Illinois -- 13.2%
 $1,050,000   Chicago, Illinois, Public Building
              Commission, Series A (FGIC Insured),
              7.500% due 01/01/99............................   1,068,436
    420,000   Cook County, Illinois, Glencoe Elementary
              School District No. 35, 4.050% due 12/01/98....     420,417
  3,800,000   Galesburg, Illinois, Revenue Bonds (Knox
              College Project), 3.500% due 03/01/31+++.......   3,800,000
  5,000,000   Illinois Development Finance Authority,
              PCR, Series B, 3.900% due 06/01/28++...........   5,000,000
    800,000   Illinois Health Facilities Authority Revenue
              (Ancilla Systems Inc., Project), Series A,
              4.250% due 07/01/98............................     800,000
    500,000   Illinois State, General Obligation Bonds,
              5.900% due 12/01/98............................     504,603
  1,500,000   Jackson-Union Counties, Illinois, Regional
              District, Port Facilities Revenue, Enron
              Transportation Services, Refunding,
              3.600% due 04/01/24++..........................   1,500,000
  1,895,000   Lombard, Illinois, Multi-family Housing
              Revenue (Clover Creek Apartments Project),
              4.000% due 12/15/06............................   1,895,000
    500,000   O'Hare International Airport Revenue,
              Series B, 3.650% due 01/01/18++................     500,000
                                                                  -------
                                                               15,488,456

Kansas -- 0.4%
    525,000   Sedgwick County, Kansas, General Obligation
              Bonds, Series A, 6.100% due 08/01/02...........     525,991

Kentucky -- 0.6%
    650,000   Madison County, Kentucky (Capital
              Corporation Project), Revenue Bonds,
              Refunding, 7.800% due 04/01/09.................     675,529


Louisiana -- 5.1%
    250,000   Louisiana Stadium and Exposition District,
              Hotel Occupancy Tax and Stadium
              Revenue, Series B (FGIC Insured),
              5.250% due 07/01/98............................     250,000
  3,700,000   Louisiana State Public Facilities Authority,
              Multi-family Housing Revenue (River View
              Project), 4.050% due 07/01/07+.................   3,700,000
  2,000,000   Louisiana State Recovery District,
              Sales Tax Revenue (MBIA Insured),
              4.250% due 07/01/98............................   2,000,000
                                                                ---------
                                                                5,950,000

Maryland -- 2.3%
  2,500,000   Anne Arundel County, Maryland, Port Facilities
              Revenue, Baltimore Gas & Electicity Company,
              3.650% due 07/17/98............................   2,500,000
    200,000   Baltimore, Maryland, Water Utility Revenue
              Bonds, Series A (MBIA Insured),
              6.650% due 07/01/98............................     200,000
                                                                  -------
                                                                2,700,000



   The accompanying notes are an integral part of these financial statements

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                   Federal
                                                             Tax-Free Money Fund
                                                            --------------------
                                                                 Investments


MUNICIPAL BONDS AND NOTES -- continued
Principal Amount                                                 Value (Note 1)
Massachusetts -- 0.4%
$    200,000    Franklin, Massachusetts, General
                Obligation Bonds (MBIA Insured),
                5.000% due 11/15/98..............................$      200,761
     275,000    Massachusetts State, Health and Educational
                Facilities Authority Revenue (Lahey Clinic
                Medical Center Project), Series A (MBIA
                Insured), 7.600% due 07/01/08....................       280,500
                                                                        -------
                                                                        481,261
Michigan -- 3.8%
     500,000    Detroit, Michigan, Water Supply System,
                Revenue Bonds, 7.875% due 07/01/08...............       510,000
     400,000    Kalamazoo, Michigan, City School District,
                6.700% due 05/01/99..............................       409,373
     900,000    Michigan Municipal Bond Authority Revenue,
                Series A, Refunding, 4.000% due 10/01/98.........       900,424
   2,700,000    Michigan State, Hospital Financing Authority,
                Equipment Loaning Program, Series A,
                3.600% due 12/01/23++............................     2,700,000
                                                                      ---------
                                                                      4,519,797
Minnesota -- 1.8%
   2,100,000    University of Minnesota, Revenue Bonds,
                Series 1997A-144A, 0.000% due 05/18/12++.........     2,100,000

Missouri -- 3.5%
   1,070,000    Missouri State, Development Financing
                Board, Infrastructure Facilities Revenue
                (Sci City Union Station Project), Series C,
                3.800% due 12/01/03+.............................     1,070,000
   1,500,000    Missouri State, Economic & Industrial
                Development, Export & Infrastructure Board,
                Series E, 3.750% due 09/01/10++..................     1,500,000
   1,500,000    Missouri State, Health and Educational
                Authority, Health Facilities Revenue
                (Francis Medical Center), Series A,
                4.000% due 06/01/26+.............................     1,500,000
                                                                      ---------
                                                                      4,070,000
Nevada -- 1.2%
   1,400,000    Washoe County, Nevada, Water Facilities
                Revenue (Sierra Pacific Power Company
                Project), 3.900% due 12/01/20+...................     1,400,000

New Jersey -- 0.7%
                New Jersey Wastewater Treatment Revenue
                Bonds, Series A (MBIA Insured):
     425,000    6.800% due 05/15/99..............................       435,424
     425,000    Prerefunded, 7.000% due 05/15/06.................       443,337
                                                                        -------
                                                                        878,761
New Mexico -- 0.7%
     200,000    Los Lunas, New Mexico, School District
                No. 001, General Obligation Bonds
                (FGIC Insured), 6.250% due 07/15/98..............       200,163
     680,000    New Mexico State Hospital, Equipment Loan
                Counciling Revenue, Catholic Health
                Initiatives, Series A, 4.250% due 12/01/98.......       680,965
                                                                        -------
                                                                        881,128
New York -- 4.3%
                Nassau County, New York, Sewer Districts
                (FGIC Insured):
     250,000    Series J, 7.300% due 10/15/98....................       252,440
     245,000    Series P, 6.300% due 11/01/98....................       246,966
                New York State, Dormitory Authority,
                Revenue Bonds, Series A:
     890,000    City University, Prerefunded,
                8.125% due 07/01/07..............................       907,800
   2,545,000    City University, Unrefunded,
                8.125% due 07/01/07..............................     2,595,900
     800,000    State University, 7.125% due 05/15/17............       837,288
     250,000    Triborough, New York, Bridge & Tunnel
                Authority, Revenue Bonds, Series O,
                7.700% due 01/01/19..............................       258,185
                                                                        -------
                                                                      5,098,579
North Carolina -- 0.9%
   1,000,000    North Carolina Educational Facilities,
                Financing Agency Revenue, Guilford College
                (MBIA Insured), 3.600% due 05/01/24++............     1,000,000

Ohio -- 1.5%
   1,400,000    Hamilton, Ohio, Electric Systems Mortgage
                Revenue, Series B (FGIC Insured),
                8.000% due 10/15/22..............................     1,444,333
     295,000    Montomery, Ohio, General Obligation
                Bonds, 7.000% due 12/01/98.......................       298,721
                                                                        -------
                                                                      1,743,054
Oregon -- 4.3%
   3,000,000    Oregon State, Economic Development Revenue
                (Georgia-Pacific Corporation 95A Project),
                Series 168, 3.850% due 12/01/25++................     3,000,000
   1,000,000    Oregon State, Economic & Industrial Development
                Revenue (Eagle-Picher Industries Project),
                3.700% due 12/01/04++............................     1,000,000
   1,000,000    Oregon State, General Obligation Bonds,
                Series 73E, 3.500% due 12/01/16++................     1,000,000
                                                                      ---------
                                                                      5,000,000
Pennsylvania -- 9.4%
   5,000,000    Harrisburg, Pennsylvania, Authority
                Revenue Bonds, 3.600% due 07/01/21++.............     5,000,000
     540,000    Littleston, Pennsylvania, Area School District,
                General Obligation Bonds (FSA Insured),
                4.000% due 10/01/98..............................       540,124
   5,000,000    Pennsylvania State Higher Educational
                Assistance Agency, Student Loan Revenue,
                Series A, 3.700% due 03/01/27++..................     5,000,000
     430,000    Pike County, Pennsylvania, General
                Obligation Bonds (AMBAC Insured),
                3.700% due 10/01/98..............................       429,862
                                                                        -------
                                                                     10,969,986
Texas -- 17.4%
     220,000    Arlington, Texas, Independent School District,
                7.000% due 08/15/98..............................       220,820
                Brazos River Authority, Texas,
                HBR, Commercial Paper:
   2,000,000    3.900% due 07/07/98..............................     2,000,000
   1,500,000    3.850% due 09/04/98..............................     1,500,000


The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
      Federal
Tax-Free Money Fund
--------------------
    Investments


MUNICIPAL BONDS AND NOTES -- continued
Principal Amount                                                 Value (Note 1)
Texas -- continued
$  1,200,000    Calhoun County, Texas, Naval Industrial
                Development Authority, Port Revenue
                (Formosa Plastics Corporation Project) (LOC:
                Bank of America), 3.600% due 11/01/15++..........$    1,200,000
                Gulf Coast Waste Disposal Authority,
                Environmental Facilities Revenue
                (Amoco Oil Company Project):
   2,400,000    3.900% due 01/01/26+.............................     2,400,000
   1,800,000    3.900% due 01/01/26+.............................     1,800,000
                Harris County, Texas, Health Facilities
                Development Corporation, Hospital Revenue:
   1,300,000    Series B, 3.400% due 06/01/24++..................     1,300,000
   2,500,000    Series C, 3.550% due 07/01/23++..................     2,500,000
   1,000,000    Lower Neches Valley Authority, Texas (Chevron
                U.S.A. Inc. Project), 3.450% due 02/15/17+++.....     1,000,000
   1,000,000    Mansfield, Texas, Industrial Development
                Revenue (Pier 1-Imports, Texas, Inc., Project),
                3.750% due 11/01/26++............................     1,000,000
                Port Corpus Christi Authority, Texas,
                Nueces County:
   1,500,000    Marine Terminal Revenue (Reynolds Metals
                Company Project), 3.700% due 09/01/14++..........     1,500,000
   2,500,000    Solid Waste Disposal Revenue
                (Koch Refining Company Project),
                3.700% due 05/01/26++............................     2,500,000
   1,255,000    San Antonio, Texas, General Obligation
                Bonds, Refunding, 8.000% due 08/01/98............     1,259,245
     250,000    Travis County, Texas, General Obligation
                Bonds, Series B, Refunding (MBIA Insured),
                5.900% due 03/01/99..............................       253,578
                                                                        -------
                                                                     20,433,643
Virginia -- 7.2%
   3,700,000    Chesterfield County, Virginia, Industrial
                Development Authority, PCR, Virginia Electricity
                & Power Company, Commercial Paper,
                3.650% due 07/16/98..............................     3,700,000
   3,500,000    King George County, Virginia, Industrial
                Development Authority, Exempt Facilities
                Revenue (Birchwood Power Partners Project),
                Series A, 4.100% due 10/01/24+...................     3,500,000
     200,000    Norfolk, Virginia, General Obligation Bonds,
                6.600% due 10/01/99..............................       205,284
   1,000,000    Peninsula Ports Authority, Virginia, Coal Term
                Revenue Bonds (Dominion Terminal
                Association Project), Series D, Refunding,
                3.850% due 07/01/16+.............................     1,000,000
                                                                      ---------
                                                                      8,405,284
Washington -- 9.7%
   1,000,000    Port Seattle, Washington, Industrial
                Development Corporation Revenue
                (Sysco Food Services Project),
                Refunding, 3.700% due 11/01/25++.................     1,000,000
   1,000,000    Seattle, Washington, General Obligation Bonds,
                Series B, Refunding, 4.500% due 09/01/98.........     1,001,373
     815,000    Snohomish County, Washington, Everett
                School District No. 2, Series A, Refunding
                (MBIA Insured), 3.700% due 12/01/98..............       815,000
                Washington State, General Obligation Bonds:
     200,000    Series R, Refunding, 5.100% due 09/01/98.........       200,361
     150,000    Series R-89B, 7.000% due 09/01/98................       150,839
   1,000,000    Series VR 96A, 3.400% due 06/01/20++.............     1,000,000
                Washington State, Housing Finance Commission:
                Multi-family Mortgage Revenue:
   1,375,000    (Pacific First Federation) Series A,
                Refunding, 3.550% due 07/01/20++.................     1,375,000
   2,225,000    (Winterhill Apartments Project) Series A,
                3.700% due 07/01/28++............................     2,225,000
                Non-Profit Housing Revenue:
   2,400,000    (Emerald Heights Project)
                4.000% due 01/01/21+.............................     2,400,000
   1,250,000    (YMCA Snohomish County Program)
                4.300% due 08/01/19++............................     1,250,000
                                                                      ---------
                                                                     11,417,573
West Virginia -- 0.4%
     500,000    West Virginia School Building Authority,
                Revenue Bonds, Capital Improvement
                (MBIA Insured), 6.000% due 07/01/98..............       500,000

Wisconsin -- 2.2%
     500,000    Marathon County, Wisconsin, General
                Obligation Bonds, Series A, Refunding,
                4.150% due 11/01/98..............................       500,367
     275,000    Milwaukee County, Wisconsin, Airport Revenue,
                Series A (FGIC Insured), 5.300% due 12/01/98.....       276,452
   1,800,000    Sheboygan, Wisconsin, PCR (Wisconsin Power &
                Light Company Project), 3.700% due 08/01/14++....     1,800,000
                                                                      ---------
                                                                      2,576,819
TOTAL INVESTMENTS -- 112.2%
(At amortized cost*).............................................   131,623,318

OTHER ASSETS AND LIABILITIES -- (12.2)%
(Net)............................................................   (14,339,848)
                                                                    -----------
NET ASSETS -- 100.0%.............................................$  117,283,470
                                                                    ===========
*    Aggregate cost for federal tax purposes was $131,623,318.
+    Floating-rate note, rate resets daily.
++   Floating-rate note, rate resets weekly.
+++  Floating-rate note, rate resets monthly.
++++ Floating-rate note, rate resets quarterly.
+++++Floating-rate note, rate resets annually.

Abbreviations:
AMBAC American Municipal Bond Assurance Corporation
AMT   Alternative Minimum Tax
FGIC  Federal Guaranty Insurance Corporation
FSA   Federal Security Assurance
GSL   Guaranteed Student Loan
LOC   Line of Credit
MBIA  Municipal Bond Investors Assurance
PCR   Pollution Control Revenue

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                               Annual Report
                                                            --------------------
                                                               June 30, 1998


================================================================================
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Statements of Assets and Liabilities.........................................80

Statements of Operations.....................................................86

Statements of Changes in Net Assets..........................................90

Statements of Cash Flows.....................................................94

Financial Highlights.........................................................96

Notes to Financial Statements...............................................104

Independent Auditors' Report................................................118

Tax Information.............................................................119

----------------------
 The Montgomery Funds
----------------------
   Statements of
Assets and Liabilities
----------------------
   June 30, 1998

                                                                                                             Growth
                                                                                                              Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities ........................................................................................   $1,224,589,518
   Repurchase agreements .............................................................................      157,812,000
                                                                                                         --------------
Total Investments ....................................................................................    l,382,401,518
Cash .................................................................................................               --
Foreign currency, at value (Cost $1,661,146) .........................................................               --
Forward foreign-currency exchange contracts:
   Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) ...............              --
Cash held as collateral for loaned securities (note 4) ...............................................       24,902,574
Receivables:
   Dividends .........................................................................................          927,710
   Interest ..........................................................................................           44,130
   Shares of beneficial interest sold ................................................................        2,418,310
   Investment securities sold ........................................................................        9,885,548
Other Assets:
   Deferred organization costs (note 1) ..............................................................            1,428
                                                                                                         --------------
Total Assets                                                                                              1,420,581,218
                                                                                                         --------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ..............               --
Collateral on securities loaned (note 4) .............................................................       24,902,574
Payables:
    Shares of beneficial interest redeemed ...........................................................        1,969,218
    Investment securities purchased ..................................................................        9,729,607
    Management fees ..................................................................................          308,139
    Administration fees ..............................................................................           72,627
    Share marketing plan fees (Class P shares only) ..................................................              299
    Custodian fees ...................................................................................           34,056
    Trustees' fees and expenses ......................................................................            1,336
    Cash overdrafts payable to custodian .............................................................           17,670
    Transfer agency and servicing fees ...............................................................          227,374
    Other accrued liabilities and expenses ...........................................................          246,576
                                                                                                         --------------
Total Liabilities                                                                                            37,509,476
                                                                                                         --------------
Net Assets                                                                                               $1,383,071,742
                                                                                                         --------------
Investments at identified cost .......................................................................   $1,116,121,542


Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ................................   $    4,685,889
Accumulated net realized gain on securities sold, forward foreign-currency
   exchange contracts, futures contracts and foreign-currency transactions ...........................       69,662,150
Net unrealized appreciation of investments, forward foreign-currency
   exchange contracts. foreign-currency transactions, equity swaps and other assets ..................      266,277,951
Shares of beneficial interest ........................................................................          583,981
Additional paid-in capital ...........................................................................    1,041,861,771
                                                                                                         --------------
Net Assets                                                                                               $1,383,071,742

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
   Class R shares ....................................................................................   $1,382,873,827
   Class P shares ....................................................................................          197,925
                                                                                                         --------------
Net Assets                                                                                               $1,383,071,742
Number of Fund shares outstanding:
   Class R shares ....................................................................................       58,389,780
   Class P shares ....................................................................................            8,325
                                                                                                         --------------
Total Shares                                                                                                58,398, 105
Class R shares:
   Net asset value, offering and redemption price per share outstanding ..............................   $        23.68
                                                                                                         --------------
Class P shares:
   Net asset value, offering and redemption price per share outstanding ..............................   $        23.77
                                                                                                         --------------

The accompanying notes are an integral part of these financial statements.

                                                                                           Small Cap      Small Cap   U.S. Emerging
Assets:                                                                                  Opportunities       Fund      Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities ......................................................................     $202,712,029   $218,438,454   $367,648,114
   Repurchase agreements ...........................................................               --      6,744,000     18,826,000
                                                                                         ------------   ------------   ------------
Total Investments ..................................................................      202,712,029    225,182,454    386,474,114
Cash ...............................................................................               --         29,893            242
Foreign currency, at value (Cost $1,661,146) .......................................               --             --             --
Forward foreign-currency exchange contracts:
   Net unrealized appreciation of forward foreign-currency exchange contracts
     (note 4) ......................................................................               --             --             --
Cash held as collateral for loaned securities (note 4) .............................       20,716,176     26,937,550      9,381,029
Receivables:
   Dividends .......................................................................           43,330         21,790         33,525
   Interest ........................................................................               --         21,747          3,176
   Shares of beneficial interest sold ..............................................           47,551        188,802        794,241
   Investment securities sold ......................................................        2,626,885             --      6,286,286
Other Assets:
   Deferred organization costs (note 1) ............................................            6,930             --          2,194
                                                                                         ------------   ------------   ------------
Total Assets .......................................................................      226,152,901    252,382,236    402,974,807
                                                                                         ------------   ------------   ------------
Liabilities:
Forward foreign-currency exchange contracts:
    Net unrealized depreciation of forward foreign-currency exchange contracts
      (note 4) .....................................................................               --             --             --
    Collateral on securities loaned (note 4) .......................................       20,716,176     26,937,550      9,381,029
Payables:
    Shares of beneficial interest redeemed .........................................          433,195        157,472        212,839
    Investment securities purchased ................................................          225,625        143,036      1,074,327
    Management fees ................................................................           33,073         54,399        126,044
    Administration fees ............................................................           11,520         12,543         21,104
    Share marketing plan fees (Class P shares only) ................................               40         33,598             --
    Custodian fees .................................................................            9,315         14,247         13,532
    Trustees' fees and expenses ....................................................            1,917          1,336          1,337
    Cash overdrafts payable to custodian ...........................................        2,817,399             --             --
    Transfer agency and servicing fees .............................................           98,718         19,064         72,799
    Other accrued liabilities and expenses .........................................           58,196         24,034         98,937
                                                                                         ------------   ------------   ------------
Total Liabilities ..................................................................       24,405,174     27,397,279     11,001,948
                                                                                         ------------   ------------   ------------
Net Assets .........................................................................     $201,747,727   $224,984,957   $391,972,859
                                                                                         ------------   ------------   ------------
Investments at identified cost .....................................................     $159,912,393   $172,742,178   $253,303,979

Net Assets Consist of:
Undistributed net investment income/(accumulated net investment loss) ..............     $         --   $         --   $         --
Accumulated net realized gain on securities sold, forward foreign-currency exchange contracts, futures contracts, foreign-currency transactions and
   securities sold short ...........................................................        2,759,042     29,994,486     19,428,996
Net unrealized appreciation of investments, forward foreign-currency
   exchange contracts. foreign-currency transactions, equity swaps and other assets        42,799,636     52,440,276    133,170,135
Shares of beneficial interest ......................................................          105,306        108,651        179,071
Additional paid-in capital .........................................................      156,083,743    142,441,544    239,194,657
                                                                                         ------------   ------------   ------------
Net Assets                                                                               $201,747,727   $224,984,957   $391,972,859
Net Assets:
   Class R shares ..................................................................     $201,737,621   $203,437,397   $391,972,859
   Class P shares ..................................................................           10,106     21,547,560            N/A
                                                                                         ------------   ------------   ------------
Net Assets .........................................................................     $201,747,727   $224,984,957   $391,972,859
Number of Fund shares outstanding:
   Class R shares ..................................................................       10,530,114      9,815,580     17,907,127
   Class P shares ..................................................................              535      1,049,566            N/A
                                                                                         ------------   ------------   ------------
Total Shares                                                                               10,530,649     10,865,146     l7,907,127
Class R shares:
   Net asset value, offering and redemption price per share outstanding ............     $      19.16   $      20.73   $      21.89
                                                                                         ------------   ------------   ------------
Class P shares:
   Net asset value, offering and redemption price per share outstanding ............     $      18.89   $      20.53            N/A
                                                                                         ------------   ------------   ------------
                                                                                    Equity Income   International   International
Assets:                                                                                 Fund         Growth Fund    Small Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities ...................................................................... $ 42,751,188   $ 56,674,558    $ 45,710,697
   Repurchase agreements ...........................................................       35,000      8,712,000       3,607,000
                                                                                     ------------   ------------    ------------
Total Investments ..................................................................   42,786,188     65,386,558      49,317,697
Cash ...............................................................................        3,443             --              --
Foreign currency, at value (Cost $1,661,146) .......................................           --      1,672,711              --
Forward foreign-currency exchange contracts:
   Net unrealized appreciation of forward foreign-currency exchange contracts
     (note 4) ......................................................................           --        187,949              --
Cash held as collateral for loaned securities (note 4) .............................      268,468      6,441,845       3,350,123
Receivables:
   Dividends .......................................................................      103,580        185,433          95,221
   Interest ........................................................................            8          6,045           5,194
   Shares of beneficial interest sold ..............................................       22,763        254,466          68,405
   Investment securities sold ......................................................      209,037        164,729       2,698,815
Other Assets:
   Deferred organization costs (note 1) ............................................        3,602          5,568           1,483
                                                                                     ------------   ------------    ------------
Total Assets .......................................................................   43,397,089     74,305,304      55,536,938
                                                                                     ------------   ------------    ------------
Liabilities:
Forward foreign-currency exchange contracts:
    Net unrealized depreciation of forward foreign-currency exchange contracts
      (note 4)......................................................................           --             --           2,393
    Collateral on securities loaned (note 4) .......................................      268,468      6,441,845       3,350,123
Payables:
    Shares of beneficial interest redeemed .........................................       45,976            260          39,991
    Investment securities purchased ................................................           --      2,798,666         552,895
    Management fees ................................................................       41,355         83,342          52,646
    Administration fees ............................................................        2,601          3,713           2,887
    Share marketing plan fees (Class P shares only) ................................        2,740             14              31
    Custodian fees .................................................................        5,208         24,531          13,279
    Trustees' fees and expenses ....................................................        1,336          1,336           1,337
    Cash overdrafts payable to custodian ...........................................           --         53,315         948,204
    Transfer agency and servicing fees .............................................       18,635         19,227          23,029
    Other accrued liabilities and expenses .........................................       31,845         54,375          54,305
                                                                                     ------------   ------------    ------------
Total Liabilities ..................................................................      418,164      9,480,624       5,041,120
                                                                                     ------------   ------------    ------------
Net Assets ......................................................................... $ 42,978,925   $ 64,824,680    $ 50,495,818
                                                                                     ------------   ------------    ------------
Investments at identified cost ..................................................... $ 38,185,537   $ 56,093,174    $ 45,216,362

Net Assets Consist of:
Undistributed net investment income/(accumulated net investment loss) .............. $         --   $   (133,569)   $   (252,194)
Accumulated net realized gain on securities sold, forward foreign-currency exchange contracts, futures contracts, foreign-currency transactions and
   securities sold short ...........................................................    3,477,362      1,558,631         284,882
Net unrealized appreciation of investments, forward foreign-currency
   exchange contracts. foreign-currency transactions, equity swaps and other assets     4,600,651      9,465,842       4,085,681
Shares of beneficial interest ......................................................       23,521         34,730          33,360
Additional paid-in capital .........................................................   34,877,391     53,899,046      46,344,089
                                                                                     ------------   ------------    ------------
Net Assets                                                                           $ 42,978,925   $ 64,824,680    $ 50,495,818
Net Assets:
   Class R shares .................................................................. $ 40,259,926   $ 64,819,609    $ 50,490,887
   Class P shares ..................................................................    2,718,999          5,071           4,931
                                                                                     ------------   ------------    ------------
Net Assets ......................................................................... $ 42,978,925   $ 64,824,680    $ 50,495,818
Number of Fund shares outstanding:
   Class R shares ..................................................................    2,203,058      3,472,733       3,335,665
   Class P shares ..................................................................      149,015            272             326
                                                                                     ------------   ------------    ------------
Total Shares                                                                            2,352,073      3,473,005       3,335,991
Class R shares:
   Net asset value, offering and redemption price per share outstanding ............ $      18.27   $      18.67    $      15.14
                                                                                     ------------   ------------    ------------
Class P shares:
   Net asset value, offering and redemption price per share outstanding ............ $      18.25   $      18.64    $      15.13
                                                                                     ------------   ------------    ------------

----------------------
 The Montgomery Funds
----------------------
   Statements of
Assets and Liabilities
----------------------

J u n e  30 ,  1 9 9 8


                                                                                                                Emerging
                                                                                                              Markets Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ............................................................................................. $  743,649,774
    Repurchase agreements ..................................................................................     13,220,000
                                                                                                             --------------
Total Investments ..........................................................................................    756,869,774
Cash .......................................................................................................      2,513,544
Foreign currency, at value (Cost $6,057,792, $1,512, $1,015,779, $2,291,073 and $340, respectively) ........      6,150,914
Forward foreign-currency exchange contracts:
    Net unrealized appreciation of forward foreign-currency exchange contracts (note 4) ....................             --
Cash held as collateral for loaned securities (note 4) .....................................................             --
Receivables:
    Dividends ..............................................................................................      2,746,341
    Interest ...............................................................................................         37,116
    Expenses absorbed by Manager ...........................................................................             --
    Shares of beneficial interest sold .....................................................................      1,761,475
    Investment securities sold .............................................................................      4,809,123
Other Assets:
    Deferred organization costs (note 1)....................................................................             --
                                                                                                             --------------
Total Assets ...............................................................................................    774,888,287
                                                                                                             --------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ....................          4,496
Collateral on securities loaned (note 4) ...................................................................             --
Payables:
    Equity swaps (note 4) ..................................................................................             --
    Shares of beneficial interest redeemed .................................................................      2,805,242
    Investment securities purchased ........................................................................     11,490,060
    Management fees ........................................................................................        205,618
    Administration fees ....................................................................................         42,074
    Share marketing plan fees (Class P shares only) ........................................................          1,139
    Custodian fees .........................................................................................        512,862
    Trustees' fees and expenses ............................................................................            991
    Cash overdrafts payable to custodian ...................................................................             --
    Transfer agency and servicing fees .....................................................................        239,499
    Accrued liabilities and expenses .......................................................................        262,703
                                                                                                             --------------
Total Liabilities ..........................................................................................     15,564,684
                                                                                                             --------------
Net Assets ................................................................................................. $  759,323,603
                                                                                                             --------------
Investments at identified cost ............................................................................. $  901,007,778

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ...................................... $   (5,228,216)
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts,
    futures contracts, foreign-currency transactions, and equity swaps .....................................   (144,597,752)
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency
    exchange contracts, foreign-currency transactions, equity swaps and other assets .......................   (144,262,482)
Shares of beneficial interest ..............................................................................        770,359
Additional paid-in capital .................................................................................  1,052,641,694
                                                                                                             --------------
Net Assets ................................................................................................. $  759,323,603

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares ......................................................................................... $  758,911,098
    Class P shares .........................................................................................        412,505
                                                                                                             --------------
Net Assets ................................................................................................. $  759,323,603

Number of Fund shares outstanding:
    Class R shares .........................................................................................     76,993,563
    Class P shares .........................................................................................         42,359
                                                                                                             --------------
Total Shares ...............................................................................................     77,035,922
Class R shares:
   Net asset value, offering and redemption price per share outstanding .................................... $         9.86
                                                                                                             --------------
Class P shares:
   Net asset value, offering and redemption price per share outstanding .................................... $         9.74
                                                                                                             --------------


The accompanying notes are an integral part of these financial statements.


                                                                                                                         Global
                                                                                    Emerging        Latin America     Opportunities
Assets:                                                                             Asia Fund           Fund              Fund

------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities .................................................................. $ 21,043,430     $   4,436,361     $  92,193,683
    Repurchase agreements .......................................................    2,067,000            32,000         3,581,000
                                                                                  ------------     -------------     -------------
Total Investments ...............................................................   23,110,430         4,468,361        95,774,683
Cash ............................................................................      322,877               328                --
Foreign currency, at value (Cost $6,057,792, $1,512, $1,015,779, $2,291,073 and
    $340, respectively) .........................................................        1,527                --         1,031,450
Forward foreign-currency exchange contracts:
    Net unrealized appreciation of forward foreign-currency exchange contracts
     (note 4) ...................................................................           --                --                --
    Cash held as collateral for loaned securities (note 4) ......................           --                --        16,065,047
Receivables:
    Dividends ...................................................................       30,737            14,599           248,812
    Interest ....................................................................          430                 6             5,171
    Expenses absorbed by Manager ................................................           --                --                --
    Shares of beneficial interest sold ..........................................    1,032,786             2,637           404,093
    Investment securities sold ..................................................      348,702                --           859,618
Other Assets:
    Deferred organization costs (note 1) ........................................       10,698             5,561             1,450
                                                                                  ------------     -------------     -------------
Total Assets ....................................................................   24,858,187         4,491,492       114,390,324
                                                                                  ------------     -------------     -------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
    Net unrealized depreciation of forward foreign-currency exchange contracts
     (note 5) ...................................................................           --                --             4,723
    Collateral on securities loaned (note 4) ....................................           --                --        16,065,047
Payables:
    Equity swaps ................................................................        5,085                --                --
    Shares of beneficial interest redeemed ......................................      142,327             2,000           283,302
    Investment securities purchased .............................................           --                --         1,376,500
    Management fees .............................................................       13,843             1,683            84,973
    Administration fees .........................................................        1,434               238             5,382
    Share marketing plan fees (Class P shares only) .............................           --                --                --
    Custodian fees ..............................................................       18,913             3,848            25,586
    Trustees' fees and expenses .................................................        1,289             1,212             1,322
    Cash overdrafts payable to custodian ........................................           --                --            36,972
    Transfer agency and servicing fees ..........................................       27,037             2,258            25,583
    Accrued liabilities and expenses ............................................       39,895            14,861            69,320
                                                                                  ------------     -------------     -------------
Total Liabilities ...............................................................      249,823            26,100        17,978,710
                                                                                  ------------     -------------     -------------
Net Assets ...................................................................... $ 24,608,364     $   4,465,392     $  96,411,614
                                                                                  ------------     -------------     -------------
Investments at identified cost .................................................. $ 36,818,108     $   5,816,003     $  82,453,889

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ........... $   (344,172)    $     136,295     $    (259,674)
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts, futures contracts, foreign-currency transactions,
    securities sold short and equity swaps ........................                (11,989,919)       (1,278,365)        2,816,686
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency exchange contracts, foreign-currency transactions,
    equity swaps and other assets ...............................................  (13,644,376)       (1,347,835)       13,301,635
Shares of beneficial interest ...................................................       39,793             5,089            50,230
Additional paid-in capital ......................................................   50,547,038         6,950,208        80,502,737
                                                                                  ------------     -------------     -------------
Net Assets ...................................................................... $ 24,608,364     $   4,465,392     $  96,411,614

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------

    Class R shares .............................................................. $ 24,608,364     $   4,465,392     $  96,411,614
    Class P shares .............................................................           N/A               N/A               N/A
                                                                                  ------------     -------------     -------------
Net Assets ...................................................................... $ 24,608,364     $   4,465,392     $  96,411,614

Number of Fund shares outstanding:
    Class R shares ..............................................................    3,979,261           508,897         5,022,987
    Class P shares ..............................................................          N/A               N/A               N/A
                                                                                  ------------     -------------     -------------
Total Shares ....................................................................    3,979,261           508,897         5,022,987
Class R shares:
   Net asset value, offering and redemption price per share outstanding ......... $       6.18     $        8.77     $       19.19
                                                                                  ------------     -------------     -------------
Class P shares:
   Net asset value, offering and redemption price per share outstanding .........          N/A               N/A               N/A
                                                                                  ------------     -------------     -------------

                                                                                      Global
                                                                                   Communications      Select 50      U.S. Asset
Assets:                                                                                Fund              Fund       Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ..................................................................  $ 258,254,307     $ 257,030,689   $ 128,184,621
    Repurchase agreements .......................................................      2,836,000        24,980,000              --
                                                                                   -------------     -------------   -------------
Total Investments ...............................................................    261,090,307       282,010,689     128,184,621
Cash ............................................................................          2,677                --         180,081
Foreign currency, at value (Cost $6,057,792, $1,512, $1,015,779, $2,291,073 and
    $340, respectively) .........................................................      2,293,766               160              --
Forward foreign-currency exchange contracts:
    Net unrealized appreciation of forward foreign-currency exchange contracts
     (note 4) ...................................................................             --           142,810              --
    Cash held as collateral for loaned securities (note 4) ......................     37,260,315                --              --
Receivables:
    Dividends ...................................................................        306,346           872,132              --
    Interest ....................................................................         18,605             4,319              --
    Expenses absorbed by Manager ................................................             --                --          50,459
    Shares of beneficial interest sold ..........................................      2,607,038           248,243              --
    Investment securities sold ..................................................      2,868,827        10,462,560          56,115
Other Assets:
    Deferred organization costs (note 1) ........................................             --             3,948           5,228
                                                                                   -------------     -------------    ------------
Total Assets ....................................................................    306,447,881       293,744,861     128,476,504
                                                                                   -------------     -------------    ------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
    Net unrealized depreciation of forward foreign-currency exchange contracts
     (note 5) ...................................................................         10,622                --              --
    Collateral on securities loaned (note 4) ....................................     37,260,315                --              --
Payables:
    Equity swaps ................................................................             --                --              --
    Shares of beneficial interest redeemed ......................................        279,614           326,568         235,549
    Investment securities purchased .............................................      1,351,884        23,159,669              --
    Management fees .............................................................         95,427           101,054              --
    Administration fees .........................................................         15,044            15,341              --
    Share marketing plan fees (Class P shares only) .............................             --               208             201
    Custodian fees ..............................................................        106,443            36,117              --
    Trustees' fees and expenses .................................................          1,336             1,336             837
    Cash overdrafts payable to custodian ........................................             --            29,834              --
    Transfer agency and servicing fees ..........................................         93,644           234,911          64,492
    Accrued liabilities and expenses ............................................        120,665           121,566          29,430
                                                                                   -------------     -------------   -------------
Total Liabilities ...............................................................     39,334,994        24,026,604         330,509
                                                                                   -------------     -------------   -------------
Net Assets ......................................................................  $ 267,112,887     $ 269,718,257   $ 128,145,995
                                                                                   -------------     -------------   -------------
Investments at identified cost ..................................................  $ 174,376,563     $ 251,265,379   $ 128,627,730

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------

Undistributed net investment income/(accumulated net investment loss) ...........  $    (914,375)    $     677,989    $  1,771,623
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts, futures contracts, foreign-currency transactions,
    securities sold short and equity swaps ......................................      9,545,422        12,061,655      19,956,327
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency exchange contracts, foreign-currency transactions,
    equity swaps and other assets ...............................................     86,702,736        30,819,500        (443,109)
Shares of beneficial interest ...................................................        116,731           128,533          67,153
Additional paid-in capital ......................................................    171,622,373       226,030,580     106,794,001
                                                                                   -------------     -------------   -------------
Net Assets ......................................................................  $ 267,112,887     $ 269,718,257   $ 128,145,995

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
    Class R shares ..............................................................  $ 267,112,887     $ 269,666,734   $ 128,075,020
    Class P shares ..............................................................            N/A            51,523          70,975
                                                                                   -------------     -------------   -------------
Net Assets ......................................................................  $ 267,112,887     S 269,718,257   $ 128,145,995

Number of Fund shares outstanding:
    Class R shares ..............................................................     11,673,068        12,850,800       6,711,450
    Class P shares ..............................................................            N/A             2,491           3,714
                                                                                   -------------     -------------   -------------
Total Shares ....................................................................     11,673,068        12,853,291       6,715,164
Class R shares:
   Net asset value, offering and redemption price per share outstanding .........  $       22.88     $       20.98   $       19.08
                                                                                   -------------     -------------   -------------
Class P shares:
   Net asset value, offering and redemption price per share outstanding .........            N/A     $       20.68   $       19.11
                                                                                   -------------     -------------   -------------

-----------------------
 The Montgomery Funds
-----------------------
    Statements of
Assets and Liabilities
-----------------------
     June 30, 1998


                                                                    Total Return
                                                                      Bond Fund
Assets:
--------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ...............................................     $ 83,663,575
    Repurchase agreements ....................................        1,209,000
                                                                   ------------
Total Investments ............................................       84,872,575
Cash .........................................................            1,426
Receivables:
    Dividends
    Interest .................................................          906,003
    Expenses absorbed by Manager .............................
    Shares of beneficial interest sold .......................              696
    Investment securities sold ...............................        2,710,121
    Sale of investments under dollar roll agreements .........            7,969
    Receivable for short futures .............................               --
Other Assets:
     Deferred organization costs (note 1)                                14,501
                                                                   ------------
Total Assets                                                         88,513,291
                                                                   ------------

Liabilities
--------------------------------------------------------------------------------
Payables:
Deferred fee income on dollar roll transactions ..............              763
    Deferred gain on dollar roll transactions ................            7,969
    Shares of beneficial interest redeemed ...................           95,152
    Investment securities purchased ..........................        3,699,396
    Reverse repurchase agreements ............................        6,908,738
    Management fees ..........................................           41,973
    Administration fees ......................................            3,152
    Custodian fees ...........................................             3747
    Dividends ................................................            1,652
    Trustees' fees and expenses ..............................            1,212
    Cash overdrafts payable to custodian .....................               --
    Transfer agency and servicing fees .......................            2,124
    Purchase of investments under dollar roll agreements .....               --
    Accrued liabilities and expenses .........................           53,653
                                                                   ------------
Total Liabilities                                                    10,819,531
                                                                   ------------
Net Assets                                                         $ 77,693,760
                                                                   ------------
Investments at identified cost ...............................     $ 83,039,185


Net Assets Consist of:
--------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net
 investment loss) ............................................     $     (1,652)
Accumulated net realized gain/(loss) on securities sold,
 futures contracts and dollar roll agreements ...............        1,407,391
Net unrealized appreciation of investments, dollar roll
 agreements and other assets .................................        1,833,390
Shares of beneficial interest ................................           62,469
Additional paid-in capital ...................................       74,392,162
                                                                   ------------
Net Assets                                                         $ 77,693,760


Net Assets:
--------------------------------------------------------------------------------
    Class R shares ...........................................     $ 77,693,760
    Class P shares ...........................................              N/A
                                                                   ------------
Net Assets ...................................................     $ 77,693,760
Number of Fund shares outstanding:
    Class R shares ...........................................        6,246,885
    Class P shares ...........................................              N/A
                                                                   ------------
Total Shares .................................................        6,246,885

Class R shares:
    Net asset value, offering and redemption
     price per share outstanding .............................     $      12.44
                                                                   ------------
Class P shares:
    Net asset value, offering and redemption
     price per share outstanding .............................              N/A
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                                  Short Duration    California Tax-Free
                                                                     Government        Intermediate             Government
                                                                     Bond Fund          Bond Fund              Reserve Fund
Assets:
-------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ...............................................   $  70,371,351        $  37,505,775           $ 419,043,456
    Repurchase agreements ....................................       3,822,000                   --             306,842,000
                                                                 -------------        -------------           -------------
Total Investments ............................................      74,193,351           37,505,775             725,885,456
Cash .........................................................         545,341               70,410                  17,891
Receivables:
    Dividends ................................................              --                   --                      --
    Interest .................................................         521,865              577,560               5,178,653
    Expenses absorbed by Manager .............................              --                   --                      --
    Shares of beneficial interest sold .......................         614,134                  760              20,961,048
    Investment securities sold ...............................         174,771                   --                   4,936
    Sale of investments under dollar roll agreements .........          19,687                   --                      --
    Receivable for short futures .............................           2,900                   --                      --
Other Assets:
     Deferred organization costs (note 1) ....................              --                   --                      --
                                                                 -------------        -------------           -------------
Total Assets .................................................      76,072,049           38,154,505             752,047,984
                                                                 -------------        -------------           -------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Payables:
Deferred fee income on dollar roll transactions ..............           2,036                   --                      --
    Deferred gain on dollar roll transactions ................          21,250                   --                      --
    Shares of beneficial interest redeemed ...................          56,454              500,000              26,923,651
    Investment securities purchased ..........................       4,581,852            1,919,129              27,992,828
    Reverse repurchase agreements ............................       4,934,813                   --                      --
    Management fees ..........................................          15,356               21,172                  56,570
    Administration fees ......................................           2,594                1,463                  26,475
    Custodian fees ...........................................           4,061                1,026                  14,073
    Dividends ................................................          49,586                2,014                     117
    Trustees' fees and expenses ..............................           1,336                1,336                   2,918
    Cash overdrafts payable to custodian .....................              --                   --                      --
    Transfer agency and servicing fees .......................          12,196                3,929                  95,628
    Purchase of investments under dollar roll agreements .....              --                   --                      --
    Accrued liabilities and expenses .........................          30,248               37,617                 309,644
                                                                 -------------        -------------           -------------
Total Liabilities ............................................       9,711,782            2,487,686              27,428,959
                                                                 -------------        -------------           -------------
Net Assets ...................................................   $  66,360,267        $  35,666,819           $ 724,619,025
                                                                 -------------        -------------           -------------
Investments at identified cost ...............................   $  73,982,837        $  36,612,246           $ 725,885,456

Net Assets Consist of:
Undistributed net investment income/(accumulated net
 investment loss) ............................................   $          --        $       1,374           $        (303)
Accumulated net realized gain/(loss) on securities sold,
 futures contracts, dollar roll agreements and securities
 sold short ..................................................         369,768              (17,719)                (26,092)
Net unrealized appreciation of investments, dollar roll
 agreements and other assets .................................         210,514              893,529                      --
Shares of beneficial interest ................................          65,424               27,744               7,246,342
Additional paid-in capital ...................................      65,714,561           34,761,891             717,399,078
                                                                 -------------        -------------           -------------
Net Assets ...................................................   $  66,360,267        $  35,666,819           $ 724,619,025


Net Assets:
-----------------------------------------------------------------------------------------------------------------------------
   Class R shares ............................................   $  66,357,267        $  35,666,819           $ 724,619,022
   Class P shares ............................................           3,000                  N/A                       3
                                                                 -------------        -------------           -------------
Net Assets ...................................................   $  66,360,267           35,666,819           $ 724,619,025
Number of Fund shares outstanding:
   Class R shares ............................................       6,542,070            2,774,418             724,634,224
   Class P shares ............................................             296                  N/A                       3
                                                                 -------------        -------------           -------------
Total Shares .................................................       6,542,366            2,774,418             724,634,227

Class R shares:
   Net asset value, offering and redemption
    price per share outstanding ..............................   $       10.14        $       12.86           $        1.00
                                                                 -------------        -------------           -------------
Class P shares:
   Net asset value, offering and redemption
    price per share outstanding ..............................   $       10.14                  N/A                    1.00
                                                                 -------------        -------------           -------------


                                                               California             Federal
                                                                Tax-Free              Tax-Free
                                                               Money Fund            Money Fund
Assets:
---------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities .............................................  $ 209,313,745         $ 131,623,318
    Repurchase agreements ..................................             --                    --
                                                              -------------         -------------
Total Investments ..........................................    209,313,745           131,623,318
Cash .......................................................      4,381,577                    --
Receivables:
    Dividends ..............................................             --                    --
    Interest ...............................................      1,639,188             1,039,543
    Expenses absorbed by Manager ...........................             --                    --
    Shares of beneficial interest sold .....................         32,063                 1,900
    Investment securities sold .............................             --                    --
    Sale of investments under dollar roll agreements .......             --                    --
    Receivable for short futures ...........................             --                    --
Other Assets:
     Deferred organization costs (note 1) ..................             --                2,0001
                                                              -------------         -------------
Total Assets ...............................................    215,366,573           132,666,762
                                                              -------------         -------------

Liabilities
----------------------------------------------------------------------------------------------------
Payables:
Deferred fee income on dollar roll transactions ............             --                    --
    Deferred gain on dollar roll transactions ..............             --                    --
    Shares of beneficial interest redeemed .................          2,279
    Investment securities purchased ........................     12,082,009
    Reverse repurchase agreements ..........................
    Management fees ........................................         75,542                77,340
    Administration fees ....................................          7,792                 4,948
    Custodian fees .........................................           7599                 7,968
    Dividends ..............................................            219
    Trustees' fees and expenses ............................          2,872                 2,769
    Cash overdrafts payable to custodian ...................             --             3,184,532
    Transfer agency and servicing fees .....................          6,232                 5,679
    Purchase of investments under dollar roll agreements ...             --                    --
    Accrued liabilities and expenses .......................         55,255                17,828
                                                              -------------         -------------
Total Liabilities ..........................................     28,150,516            15,383,292
                                                              -------------         -------------
Net Assets .................................................  $ l87,216,057         $ 117,283,470
                                                              -------------         -------------
Investments at identified cost .............................  $ 209,313,745         $ 131,623,318

Net Assets Consist of:
----------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net
 investment loss) ..........................................  $        (113)        $        (219)
Accumulated net realized gain/(loss) on securities sold,
 futures contracts, dollar roll agreements and securities
 sold short ................................................         (6,767)               (1,054)
Net unrealized appreciation of investments, dollar roll
 agreements and other assets ...............................             --                    --
Shares of beneficial interest ..............................      1,872,237             1,172,849
Additional paid-in capital .................................    185,350,700           116,111,894
                                                              -------------         -------------
Net Assets .................................................  $ 187,216,057         $ 117,283,470


Net Assets:
----------------------------------------------------------------------------------------------------
   Class R shares ..........................................  $ l87,216,057         $ 117,283,470
   Class P shares ..........................................            N/A                   N/A
                                                              -------------         -------------
Net Assets .................................................  $ l87,216,057         $ 117,283,470
Number of Fund shares outstanding:
   Class R shares ..........................................    187,223,714           117,284,912
   Class P shares ..........................................            N/A                   N/A
                                                              -------------         -------------
Total Shares ...............................................    187,223,714           117,284,912

Class R shares:
   Net asset value, offering and redemption
    price per share outstanding ............................  $        1.00         $        1.00
                                                              -------------         -------------
Class P shares:
   Net asset value, offering and redemption
    price per share outstanding ............................            N/A                   N/A
                                                              -------------         -------------

The accompanying notes are an integral part of these financial statements.

------------------------
The Montgomery Funds
------------------------
Statements of Operations
------------------------
Year Ended June 30, 1998


                                                                            Growth            Small Cap            Small Cap
                                                                             Fund         Opportunities Fund         Fund
Net Investment Income:
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .............................................................  $  13,525,540      $     429,354      $      27,261
Dividends (net of foreign withholding taxes) .........................     12,123,532            502,369            613,653
Miscellaneous income (note 4).........................................        321,339            143,982            571,918
                                                                        -------------       ------------       ------------
Total Income                                                               25,970,411          1,075,705          1,212,832
                                                                        -------------       ------------       ------------

Expenses:
Management fee (note 2) ..............................................     12,414,444          3,268,221          2,244,080
Custodian fee ........................................................         87,784             26,050             36,174
Transfer agency and servicing fees ...................................      1,833,299            500,715            137,410
Administration fee (note 2) ..........................................        868,583            166,453            157,086
Share marketing plan fee (note 3) (Class P shares only) ..............            470                 29             40,656
Legal and audit fees .................................................        124,778             39,196             49,145
Trustees' fees .......................................................          6,236              5,801              4,212
Registration fees ....................................................        113,918             22,517             13,239
Accounting expenses ..................................................        375,344             72,559             67,348
Printing fees ........................................................        361,315            103,746             58,790
Amortization of organization expenses (note 1) .......................          5,199              2,560                 --
Other ................................................................         73,464             17,987             13,976
Tax expense ..........................................................             --                 --                 --
Interest expense .....................................................         73,088             10,647              9,490
                                                                        -------------       ------------       ------------
Total Expenses .......................................................     16,337,922          4,236,481          2,831,606
Fees deferred and/or expenses absorbed by Manager (note 2) ...........             --           (658,481)                --
                                                                        -------------       ------------       ------------
Net Expenses                                                               16,337,922          3,578,000          2,831,606
                                                                        -------------       ------------       ------------
Net Investment Income/(Loss)                                                9,632,489         (2,502,295)        (1,618,774)
                                                                        -------------       ------------       ------------

Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain/(loss) from:
   Securities transactions and swaps .................................    164,932,110         26,422,640          42,779,392
   Forward foreign-currency exchange contracts .......................             --                 --                 --
   Futures contracts .................................................             --                 --                 --
   Foreign-currency transactions and other assets ....................           (682)                --                 --
                                                                        -------------       ------------       ------------
Net Realized Gain/(Loss) on Investments                                   164,931,428         26,422,640          42,779,392
                                                                        -------------       ------------       ------------

Net change in unrealized appreciation/(depreciation) of:
   Securities and swaps...............................................     31,013,797            930,153          4,803,792
   Forward foreign-currency exchange contracts .......................             --                 --                 --
   Foreign-currency transactions and other assets ....................         (1,837)                --                 --
                                                                        -------------       ------------       ------------
Net Unrealized Appreciation/(Depreciation) of Investments ............     31,011,960            930,153          4,803,792
                                                                        -------------       ------------       ------------

Net Realized and Unrealized Gain/(Loss) on Investments                    195,943,388         27,352,793         47,583,184
                                                                        -------------       ------------       ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         $ 205,575,877       $ 24,850,498       $ 45,964,410
                                                                        -------------       ------------       ------------
Foreign withholding taxes ............................................  $     108,322       $         --       $         --
                                                                        -------------       ------------       ------------

*Montgomery Latin America Fund commenced operations on June 30, 1997.

The accompanying notes are an integral part of these financial statements.


                                                                             U.S. Emerging       Equity Income    International
                                                                             Growth Fund             Fund         Growth Fund
Net Investment Income:
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .............................................................       $   1,444,190     $      91,298     $     182,058
Dividends (net of foreign withholding taxes) .........................           1,208,829         1,372,181           564,162
Miscellaneous income .................................................              79,800             2,338            29,421
                                                                             -------------     -------------     -------------
Total Income                                                                     2,732,819         1,465,817           775,641
                                                                             -------------     -------------     -------------

Expenses:
Management fee (note 2) ..............................................           4,997,558           427,314           626,903
Custodian fee ........................................................              30,674            10,199            49,382
Transfer agency and servicing fees ...................................             329,401           101,769            61,349
Administration fee (note 2) ..........................................             250,482            32,314            29,195
Share marketing plan fee (note 3) (Class P shares only) ..............                  --             4,411                13
Legal and audit fees .................................................              44,643            18,580            29,389
Trustees' fees .......................................................               4,451             4,091             4,073
Registration fees ....................................................              19,420            16,381            22,882
Accounting expenses ..................................................             112,317            13,204            26,492
Printing fees ........................................................              60,000             7,231             8,619
Amortization of organization expenses (note 1) .......................               1,346             2,643               404
Other ................................................................              20,565             4,828             9,454
Tax expense ..........................................................                  --                --             3,628
Interest expense .....................................................              19,867             2,464             2,631
                                                                             -------------     -------------     -------------
Total Expenses                                                                   5,890,724           645,429           874,414
Fees deferred and/or expenses absorbed by Manager (note 2) ...........                  --          (246,077)         (189,698)
                                                                             -------------     -------------     -------------
Net Expenses                                                                     5,890,724           399,352           684,716
                                                                             -------------     -------------     -------------
Net Investment Income/(Loss)                                                    (3,157,905)        1,066,465            90,925
                                                                             -------------     -------------     -------------

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from:
   Securities transactions and swaps .................................          28,785,885         5,353,093         2,196,932
   Forward foreign-currency exchange contracts .......................                  --                --          (204,594)
   Futures contracts .................................................                  --                --                --
   Foreign-currency transactions and other assets ....................                  --                --           (65,539)
                                                                             -------------     -------------     -------------
Net Realized Gain/(Loss) on Investments                                         28,785,885         5,353,093         1,926,799
                                                                             -------------     -------------     -------------

Net change in unrealized appreciation/(depreciation) of:
   Securities ........................................................          44,225,233           165,897         6,014,793
   Forward foreign-currency exchange contracts .......................                  --                --           190,135
   Foreign-currency transactions and other assets ....................                  --                --           (14,252)
                                                                             -------------     -------------     -------------
Net Unrealized Appreciation/(Depreciation) of Investments                       44,225,233           165,897         6,190,676
                                                                             -------------     -------------     -------------

Net Realized and Unrealized Gain/(Loss) on Investments                          73,011,118         5,518,990         8,117,475
                                                                             -------------     -------------     -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              $  69,853,213     $   6,585,455     $   8,208,400
                                                                             -------------     -------------     -------------

Foreign withholding taxes ............................................       $          --     $          --     $      65,317
                                                                             -------------     -------------     -------------

                                                                          International         Emerging           Emerging
                                                                          Small Cap Fund      Markets Fund         Asia Fund
Net Investment Income:
------------------------------------------------------------------------------------------------------------------------------

Investment Income:
Interest .............................................................    $     215,001    $    1,976,456     $     275,646
Dividends (net of foreign withholding taxes) .........................          639,718        21,509,901           648,004
Miscellaneous income .................................................           36,202            13,344                --
                                                                          -------------    --------------     -------------
Total Income                                                                    890,921        23,499,701           923,650
                                                                          -------------    --------------     -------------

Expenses:
Management fee (note 2) ..............................................          893,323        11,315,548           643,231
Custodian fee ........................................................           45,888         1,764,392            75,005
Transfer agency and servicing fees ...................................           97,648         2,076,136           117,994
Administration fee (note 2) ..........................................           33,023           666,433            30,353
Share marketing plan fee (note 3) (Class P shares only) ..............              536             1,431                --
Legal and audit fees .................................................           38,808           129,999            37,164
Trustees' fees .......................................................            4,103             5,501             4,093
Registration fees ....................................................           13,006            74,250            14,524
Accounting expenses ..................................................           33,900           640,146            26,355
Printing fees ........................................................           10,235           365,000            18,179
Amortization of organization expenses (note 1) .......................            5,401                --             6,643
Other ................................................................            7,561            91,915             7,854
Tax expense ..........................................................            2,117           466,952                --
Interest expense .....................................................            8,566            52,941             1,992
                                                                          -------------    --------------     -------------
Total Expenses                                                                1,194,115        17,650,644           983,387
Fees deferred and/or expenses absorbed by Manager (note 2) ...........         (286,566)               --          (157,217)
                                                                          -------------    --------------     -------------
Net Expenses                                                                    907,549        17,650,644           826,170
                                                                          -------------    --------------     -------------
Net Investment Income/(Loss)                                                    (16,628)        5,849,057            97,480
                                                                          -------------    --------------     -------------

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from:
   Securities transactions and swaps .................................        4,030,776      (130,353,184)      (11,237,571)
   Forward foreign-currency exchange contracts .......................          (53,137)       (4,976,219)         (405,833)
   Futures contracts .................................................               --                --             9,603
   Foreign-currency transactions and other assets ....................          (92,729)       (7,842,199)         (288,160)
                                                                          -------------    --------------     -------------
Net Realized Gain/(Loss) on Investments                                       3,884,910      (143,171,602)      (11,921,961)
                                                                          -------------    --------------     -------------

Net change in unrealized appreciation/(depreciation) of:
   Securities ........................................................       (2,283,730)     (370,009,477)      (23,182,679)
   Forward foreign-currency exchange contracts .......................            3,418            37,508               264
   Foreign-currency transactions and other assets ....................          (10,983)          177,780          (372,206)
                                                                          -------------    --------------     -------------
Net Unrealized Appreciation/(Depreciation) of Investments                    (2,291,295)     (369,794,189)      (23,554,621)
                                                                          -------------    --------------     -------------

Net Realized and Unrealized Gain/(Loss) on Investments                        1,593,615      (512,965,791)      (35,476,582)
                                                                          -------------     -------------     -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           $   1,576,987     $(507,116,734)    $ (35,379,102)
                                                                          -------------    --------------     -------------

Foreign withholding taxes ............................................    $      66,993     $   1,379,694     $      46,099
                                                                          -------------    --------------     -------------

                                                                            Latin America
                                                                                 Fund*
Net Investment Income:
-----------------------------------------------------------------------------------------
Investment Income:
Interest .............................................................     $       6,863
Dividends (net of foreign withholding taxes) .........................           248,811
Miscellaneous income .................................................                --
                                                                           -------------
Total Income                                                                     255,674
                                                                           -------------

Expenses:
Management fee (note 2) ..............................................            92,848
Custodian fee ........................................................            15,000
Transfer agency and servicing fees ...................................            25,401
Administration fee (note 2) ..........................................             5,201
Share marketing plan fee (note 3) (Class P shares only) ..............                --
Legal and audit fees .................................................            31,951
Trustees' fees .......................................................             4,944
Registration fees ....................................................            13,772
Accounting expenses ..................................................             4,714
Printing fees ........................................................             8,566
Amortization of organization expenses (note 1) .......................             1,389
Other ................................................................             2,673
Tax expense ..........................................................            19,612
Interest expense .....................................................                --
                                                                           -------------
Total Expenses                                                                   226,071
Fees deferred and/or expenses absorbed by Manager (note 2)............          (206,462)
                                                                           -------------
Net Expenses                                                                      19,609
                                                                           -------------
Net Investment Income/(Loss)                                                     236,065
                                                                           -------------

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from:
   Securities transactions and swaps .................................        (1,180,851)
   Forward foreign-currency exchange contracts .......................           (16,424)
   Futures contracts .................................................                --
   Foreign-currency transactions and other assets ....................               979
                                                                           -------------
Net Realized Gain/(Loss) on Investments                                       (1,196,296)
                                                                           -------------

Net change in unrealized appreciation/(depreciation) of:
   Securities ........................................................        (1,347,642)
   Forward foreign-currency exchange contracts .......................                --
   Foreign-currency transactions and other assets ....................              (193)
                                                                           -------------
Net Unrealized Appreciation/(Depreciation) of Investments                     (1,347,835)
                                                                           -------------

Net Realized and Unrealized Gain/(Loss) on Investments                        (2,544,131)
                                                                           -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            $  (2,308,066)
                                                                           -------------

Foreign withholding taxes ............................................     $      13,485
                                                                           -------------

*Montgomery Latin America Fund commenced operations on June 30, 1997.

The accompanying notes are an integral part of these financial statements.

------------------------
The Montgomery Funds
------------------------
Statements of Operations
------------------------
Year Ended June 30, 1998


                                                                   Global         Global
                                                               Opportunities  Communications       Select 50
Net Investment Income:                                             Fund            Fund              Fund
-------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................    $    131,518     $    224,893     $    997,927
Dividends (net of foreign withholding taxes) .............         788,745        1,601,077        4,808,381
Miscellaneous income (note 4).............................          48,360          134,928               --
                                                              ------------     ------------     ------------
Total Income .............................................         968,623        l,960,898        5,806,308

Expenses:
Management fee (note 2) ..................................         833,421        2,423,093        3,130,440
Custodian fee ............................................          54,797          226,124          102,148
Transfer agency and servicing fees .......................          98,538          394,390          578,917
Administration fee (note 2) ..............................          34,872          127,310          169,530
Share marketing plan fee (note 3) (Class P shares only) ..              --               --              162
Legal and audit fees .....................................          35,035           53,061           43,785
Trustees' fees ...........................................           4,068            4,420            4,428
Registration fees ........................................          28,950           30,093           56,440
Accounting fees ..........................................          34,601          118,147          161,222
Printing fees ............................................          11,323           56,705           93,782
Amortization of organization expenses (note 1) ...........           5,289            9,602            1,742
Other ....................................................           9,234           12,340           13,000
Tax expense ..............................................           8,280           31,261           22,976
Interest expense .........................................          21,936           27,606           11,684
                                                              ------------     ------------     ------------
Total Expenses ...........................................       l,180,344        3,514,152        4,390,256
Fees deferred and/or expenses absorbed by
    Manager (note 2) .....................................        (203,595)              --               --
                                                              ------------     ------------     ------------
Net Expenses .............................................         976,749        3,514,152        4,390,256
                                                              ------------     ------------     ------------
Net Investment Income/(Loss) .............................          (8,126)      (1,553,254)       1,416,052

Net Realized and Unrealized Gain/(Loss) on Investments:
-------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions ..............................       4,459,585       17,263,494       24,489,437
    Forward foreign-currency exchange contracts ..........        (248,008)        (519,663)        (374,550)
    Futures contracts ....................................              --               --               --
    Foreign-currency transactions ........................           6,605         (183,327)        (494,769)
    Capital-gain distributions received ..................              --               --               --
                                                              ------------     ------------     ------------
Net Realized Gain/(Loss) on Investments ..................       4,218,182       16,560,504       23,620,118
                                                              ------------     ------------     ------------

Net change in unrealized appreciation/(depreciation) of:
    Securities ...........................................       8,831,416       53,637,548        3,868,069
    Forward foreign-currency exchange contracts ..........          (3,895)          (7,768)         151,269
    Foreign-currency transactions and net other assets ...         (13,897)          11,377          (28,488)
                                                              ------------     ------------     ------------
Net Unrealized Appreciation/(Depreciation) of Investments.       8,813,624       53,641,157        3,990,850
                                                              ------------     ------------     ------------
Net Realized and Unrealized Gain/(Loss) on Investments ...      13,031,806       70,201,661       27,610,968
                                                              ------------     ------------     ------------
Net Increase in Net Assets Resulting from Operations .....    $ 13,023,680     $ 68,648,407     $ 29,027,020
                                                              ------------     ------------     ------------
Foreign withholding taxes ................................    $    108,030     $    147,613     $    139,452
                                                              ------------     ------------     ------------

* Montgomery Total Return Bond Fund commenced operations on June 30, 1997.



The accompanying notes are an integral part of these financial statements.



                                                                                             Short Duration  California Tax-Free
                                                                U.S. Asset     Total Return    Government       Intermediate
Net Investment Income:                                       Allocation Fund    Bond Fund*     Bond Fund         Bond Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................    $         --     $  5,492,037     $  3,758,777     $  1,373,440
Dividends (net of foreign withholding taxes) .............       4,566,573               --               --               --
Miscellaneous income .....................................              --               --               --               --
                                                              ------------     ------------     ------------     ------------
Total Income .............................................       4,566,573        5,492,037        3,758,777        1,373,440

Expenses:
Management fee (note 2) ..................................              --          386,758          269,242          235,081
Custodian fee ............................................              --           10,673            9,047            3,300
Transfer agency and servicing fees .......................         284,134            9,767           62,309           18,200
Administration fee (note 2) ..............................              --           38,676           26,924           14,557
Share marketing plan fee (note 3) (Class P shares only) ..             196               --                2               --
Legal and audit fees .....................................          15,723           25,941           16,548           21,305
Trustees' fees ...........................................           5,595            4,912            4,065            4,038
Registration fees ........................................          32,530           64,415           20,563            6,559
Accounting fees ..........................................          10,235           21,399           17,363            8,698
Printing fees ............................................          51,956            8,618           13,646            5,043
Amortization of organization expenses (note 1) ...........           6,404            3,621            4,278            8,497
Other ....................................................           4,504            4,202           16,261           18,284
Tax expense ..............................................              --               --               --               --
Interest expense .........................................          15,784          455,766          470,093            1,483
                                                              ------------     ------------     ------------     ------------
Total Expenses ...........................................         427,061        1,034,748          930,341          345,045
Fees deferred and/or expenses absorbed by
    Manager (note 2) .....................................         (71,778)         (37,741)        (309,397)        (145,588)
                                                              ------------     ------------     ------------     ------------
Net Expenses .............................................         355,283          997,007          620,944          199,457
                                                              ------------     ------------     ------------     ------------

Net Investment Income/(Loss) .............................       4,211,290        4,495,030        3,137,833        1,173,983

Net Realized and Unrealized Gain/(Loss) on Investments:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions ..............................         257,804        2,096,815          662,559          114,279
    Forward foreign-currency exchange contracts ..........              --               --               --               --
    Futures contracts ....................................              --           27,946            8,438               --
    Foreign-currency transactions ........................              --               --               --               --
    Capital-gain distributions received ..................      29,162,297               --               --               --
                                                              ------------     ------------     ------------     ------------
Net Realized Gain/(Loss) on Investments ..................      29,420,101        2,124,761          670,997          114,279
                                                              ------------     ------------     ------------     ------------
Net change in unrealized appreciation/(depreciation) of:
    Securities ...........................................     (15,356,094)       1,833,390           78,579          462,957
    Forward foreign-currency exchange contracts ..........              --               --               --               --
    Foreign-currency transactions and net other assets ...              --               --               --               --
                                                              ------------     ------------     ------------     ------------
Net Unrealized Appreciation/(Depreciation) of Investments.     (15,356,094)       1,833,390           78,579          462,957
                                                              ------------     ------------     ------------     ------------
Net Realized and Unrealized Gain/(Loss) on Investments ...      14,064,007       73,958,l5l          749,576          577,236
                                                              ------------     ------------     -------------
Net Increase in Net Assets Resulting from Operations .....    $ 18,275,297     $  8,453,181     $  3,887,409     $  1,751,219
                                                              ------------     ------------     ------------     ------------
Foreign withholding taxes ................................    $         --     $         --     $         --     $         --
                                                              ------------     ------------     ------------     ------------


                                                                                 California       Federal
                                                               Government         Tax-Free        Tax-Free
Net Investment Income:                                        Reserve Fund       Money Fund      Money Fund
---------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................    $ 36,643,502     $  6,260,114     $  4,574,839
Dividends (net of foreign withholding taxes) .............              --               --               --
Miscellaneous income .....................................              --               --               --
                                                              ------------     ------------     ------------
Total Income .............................................      36,643,502        6,260,114        4,574,839

Expenses:
Management fee (note 2) ..................................       2,147,103          886,895          783,661
Custodian fee ............................................          42,059           25,052           17,384
Transfer agency and servicing fees .......................         240,515           28,732           22,056
Administration fee (note 2) ..............................         283,260           88,361           62,074
Share marketing plan fee (note 3) (Class P shares only) ..              --               --               --
Legal and audit fees .....................................          58,530           25,395           19,000
Trustees' fees ...........................................           4,448            5,625            5,501
Registration fees ........................................         173,295           21,471           30,339
Accounting fees ..........................................         209,006           52,914           37,807
Printing fees ............................................         149,076           33,953           19,500
Amortization of organization expenses (note 1) ...........           1,771              906            1,086
Other ....................................................          96,496           23,675           12,871
Tax expense ..............................................              --               --               --
Interest expense .........................................              --               --               --
                                                              ------------     ------------     ------------
Total Expenses ...........................................       3,405,559        1,192,979        1,011,279
Fees deferred and/or expenses absorbed by
    Manager (note 2) .....................................              --         (168,617)        (265,710)
                                                              ------------     ------------     ------------
Net Expenses .............................................       3,405,559        1,024,362          745,569
                                                              ------------     ------------     ------------
Net Investment Income/(Loss) .............................      33,237,943        5,235,752        3,829,270
Net Realized and Unrealized Gain/(Loss) on Investments:
---------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions ..............................          36,767              (23)             670
    Forward foreign-currency exchange contracts ..........              --               --               --
    Futures contracts ....................................              --               --               --
    Foreign-currency transactions ........................              --               --               --
    Capital-gain distributions received ..................              --               --               --
                                                              ------------     ------------     ------------
Net Realized Gain/(Loss) on Investments ..................          36,767              (23)             670
                                                              ------------     ------------     ------------
Net change in unrealized appreciation/(depreciation) of:
   Securities ............................................              --               --               --
   Forward foreign-currency exchange contracts ...........              --               --               --
   Foreign-currency transactions and net other assets ....              --               --               --
                                                              ------------     ------------     ------------
Net Unrealized Appreciation/(Depreciation) of Investments.              --               --               --
                                                              ------------     ------------     ------------

Net Realized and Unrealized Gain/(Loss) on Investments ...          36,767              (23)             670
                                                              ------------     ------------     ------------
Net Increase in Net Assets Resulting from Operations .....    $ 33,274,710     $  5,235,729     $  3,829,940
                                                              ------------     ------------     ------------
Foreign withholding taxes ................................    $         --     $         --     $         --
                                                              ------------     ------------     ------------

------------------------
  The Montgomery Funds
------------------------
     Statements of
 Changes in Net Assets
------------------------
Year Ended June 30, 1998

                                                                                 Growth           Small Cap             Small Cap
Increase/(Decrease) in Net Assets from Operations:                                Fund         Opportunities Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................   $     9,632,489    $    (2,502,295)   $    (1,618,774)

Net realized gain/(loss) on securities, forward
   foreign-currency exchange contracts, futures
   contracts, securities sold short, equity swaps
   and foreign-currency transactions during the year ......................       164,931,428         26,422,640         42,779,392
Net unrealized appreciation/(depreciation) of
   securities, forward foreign-currency exchange
   contracts, equity swaps,
   foreign-currency transactions and net other
   assets during the year .................................................        31,021,960            930,153          4,803,792
Net Increase/(Decrease) in Net Assets Resulting from Operations ...........       205,575,877         24,850,498         45,964,410

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
   investment income:
   Class R shares .........................................................        (8,102,760)                --                 --
   Class P shares .........................................................              (591)                --                 --
Distributions to shareholders in excess of net
 investment income:
   Glass R shares .........................................................                --                 --                 --
   Class P shares .........................................................                --                 --                 --
Distributions to shareholders from net realized
 gains on investments:
   Class R shares .........................................................      (160,149,883)        (5,324,651)       (27,244,989)
   Class P shares .........................................................           (20,125)              (256)        (2,828,409)
                                                                                -------------       ------------      -------------
Total distributions .......................................................      (168,273,359)        (5,324,907)       (30,073,398)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares .........................................................       208,241,016        (44,104,914)       (10,805,049)
   Class P shares .........................................................           (27,257)              (680)        14,944,224
Net Increase/(Decrease) in Net Assets .....................................       245,516,277        (24,580,003)        20,030,187

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Year .........................................................     1,137,555,465        226,327,730        204,954,770
End of Year ...............................................................   $ 1,383,071,742    $   201,747,727    $   224,984,957
Accumulated Undistributed Net Investment lncome/
   (Accumulated Net Investment Loss).......................................   $     4,685,889    $           --     $            --

* Montgomery Latin America Fund commenced operations on June 30, 1997.

                                                                                   Global            Global
                                                                                Opportunities     Communications        Select 50
Increase/(Decrease) in Net Assets from Operations:                                  Fund              Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................   $       (8,126)    $    (1,553,254)    $    1,416,052
Net realized gain/(loss) on securities, futures contracts,
    and foreign-currency transactions during the year .....................        4,218,182          16,560,504         23,620,118
Net unrealized appreciation/(depreciation) of securities,
    foreign-currency transactions and net other assets during the year ....        8,813,624          53,641,157          3,990,850
Net Increase in Net Assets Resulting from Operations ......................       13,023,680          68,648,407         29,027,020

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares .......................................................               --                  --                 --
     Class P shares .......................................................               --                  --                 --
Distributions to shareholders in excess of net investment income:
     Class R shares .......................................................               --                  --                 --
     Class P shares .......................................................               --                  --                 --
Distributions to shareholders from net realized gains on investments:
     Class R shares .......................................................       (4,796,210)        (29,194,471)       (20,659,018)
     Class P shares .......................................................               --                  --             (7,288)
                                                                                -------------       ------------      -------------
Total distributions .......................................................       (4,796,210)        (29,194,471)       (20,666,306)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
     Class R shares .......................................................       55,813,221          73,703,850         88,793,607
     Class P shares .......................................................               --                  --             45,960
Net Increase in Net Assets ................................................       64,040,691         113,157,786         97,200,281

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Year .........................................................       32,370,923         153,955,101        172,517,976
End of Year ...............................................................   $   96,411,614     $   267,112,882     $  269,718,257
Accumulated Undistributed Net Investment lncome/
   (Accumulated Net Investment Loss) ......................................   $     (259,674)    $      (914,375)    $      677,989

** Montgomery Total Return Bond Fund commenced operations on June 30, 1997.

The accompanying notes are an integral part of these financial statements.


                                                                               U.S. Emerging       Equity Income      International
Increase/(Decrease) in Net Assets from Operations:                              Growth Fund            Fund            Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................   $   (3,157,905)      $   1,066,465    $      90,925
Net realized gain/(loss) on securities, forward
   foreign-currency exchange contracts, futures
   contracts, securities sold short, equity swaps
   and foreign-currency transactions during the year ......................       28,785,885           5,353,093        1,926,799
Net unrealized appreciation/(depreciation) of
   securities forward foreign-currency exchange
   contracts, securities sold short, equity swaps,
   foreign-currency transactions and net other
   assets during the year .................................................       44,225,233             165,897        6,190,676
Net Increase/(Decrease) in Net Assets Resulting from Operations ...........       69,853,213           6,585,455        8,208,400

Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
   investment income:
   Class R shares .........................................................               --         (1,024,731)          (49,520)
   Class P shares .........................................................               --            (41,734)               --
Distributions to shareholders in excess of net
 investment income:
   Glass R shares .........................................................               --                 --              (479)
   Class P shares .........................................................               --                 --                --
Distributions to shareholders from net realized
 gains on investments:
   Class R shares .........................................................      (19,493,315)        (4,032,302)       (2,206,214)
   Class P shares .........................................................               --           (153,692)             (291)
                                                                               -------------       ------------      ------------
Total distributions .......................................................      (19,493,315)        (5,252,459)       (2,256,504)

Beneficial Interest Transactions:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
   Class R shares .........................................................       23,801,277            347,785        24,956,111
   Class P shares .........................................................               --          1,835,636            (1,025)
Net Increase/(Decrease) in Net Assets .....................................       74,161,175          3,516,417        30,906,982

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of Year .........................................................      317,811,684         39,462,508        33,917,698
End of Year ...............................................................   $  391,972,859       $ 42,978,925      $ 64,824,680
Accumulated. Undistributed Net Investment lncome/
   (Accumulated Net Investment Loss).......................................   $           --       $         --      $   (133,569)

* Montgomery Latin America Fund commenced operations on June 30, 1997.

                                                                                                                     Short Duration
                                                                                U.S. Asset         Total Return        Government
Increase/(Decrease) in Net Assets from Operations:                            Allocation Fund       Bond Fund**        Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................   $    4,211,290       $  4,495,030      $  3,137,833
Net realized gain/(loss) on securities, futures contracts,
    securities sold short and foreign-currency transactions
    during the year .......................................................       29,420,101          2,124,761           670,997
Net unrealized appreciation/(depreciation) of securities,
    foreign-currency transactions and net other assets during the year ....      (15,356,094)         1,833,390            78,579
Net Increase in Net Assets Resulting from Operations ......................       18,275,297          8,453,181         3,887,409

Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares .......................................................       (5,713,481)        (4,458,508)       (3,046,386)
     Class P shares .......................................................           (3,135)                --               (90)
Distributions to shareholders in excess of net investment income:
     Class R shares .......................................................       (4,805,423)            (1,652)               --
     Class P shares .......................................................           (2,791)                --                --
Distributions to shareholders from net realized gains on investments:
     Class R shares .......................................................      (11,764,751)          (775,110)          (90,023)
     Class P shares .......................................................           (6,851)                --                --
                                                                               -------------       ------------      ------------
Total distributions .......................................................      (22,296,432)        (5,235,270)       (3,136,499)

Beneficial Interest Transactions:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
     Class R shares .......................................................        4,880,875         74,475,849        18,341,846
     Class P shares .......................................................           (1,740)                --             2,790
Net Increase in Net Assets ................................................          858,000         77,693,760        19,095,546

Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of Year, ........................................................      127,287,995                 --        47,264,721
End of Year ...............................................................    $ 128,145,995       $ 77,693,760      $ 66,360,267
Accumulated Undistributed Net Investment lncome/
   (Accumulated Net Investment Loss) ......................................    $   1,771,623       $     (1,652)     $         --

                                                                               International       Emerging
Increase/(Decrease) in Net Assets from Operations:                             Small Cap Fund     Markets Fund
-----------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................    $     (16,628)    $    5,849,057
Net realized gain/(loss) on securities, forward
   foreign-currency exchange contracts, futures
   contracts, securities sold short, equity swaps
   and foreign-currency transactions during the year ......................        3,884,910       (143,171,602)
Net unrealized appreciation/(depreciation) of
   securities forward foreign-currency exchange
   contracts, securities sold short, equity swaps,
   foreign-currency transactions and net other
   assets during the year .................................................       (2,291,295)      (369,794,189)
Net Increase/(Decrease) in Net Assets Resulting from Operations ...........        1,576,987       (507,116,734)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
   investment income:
   Class R shares .........................................................               --        (11,344,230)
   Class P shares .........................................................               --             (5,297)
Distributions to shareholders in excess of net
 investment income:
   Glass R shares .........................................................         (338,201)                --
   Class P shares .........................................................              (22)                --
Distributions to shareholders from net realized
 gains on investments:
   Class R shares .........................................................       (5,935,927)       (24,396,251)
   Class P shares .........................................................             (651)           (14,456)
                                                                                ------------      -------------
Total distributions .......................................................       (6,274,801)       (35,760,234)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
   Class R shares .........................................................        1,767,631         42,031,414
   Class P shares .........................................................         (191,138)           105,227
Net Increase/(Decrease) in Net Assets .....................................       (3,121,321)      (500,740,327)

Net Assets:
------------------------------------------------------------------------------------------------------------------
Beginning of Year .........................................................       53,617,139      1,260,063,930
End of Year ...............................................................   $   50,495,818    $   759,323,603
Accumulated. Undistributed Net Investment lncome/
   (Accumulated Net Investment Loss).......................................   $     (252,196)   $    (5,228,216)

* Montgomery Latin America Fund commenced operations on June 30, 1997.

                                                                             California Tax-Free
                                                                                Intermediate       Government
Increase/(Decrease) in Net Assets from Operations:                               Bond Fund        Reserve Fund
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................   $    1,173,983    $    33,237,943
Net realized gain/(loss) on securities, futures contracts,
    securities sold short and foreign-currency transactions
    during the year .......................................................          114,279             36,767
Net unrealized appreciation/(depreciation) of securities,
    foreign-currency transactions and net other assets during the year ....          462,957                 --
Net Increase in Net Assets Resulting from Operations ......................        1,751,219         33,274,710

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares .......................................................       (1,174,001)       (33,224,825)
     Class P shares .......................................................               --                 --
Distributions to shareholders in excess of net investment income:
     Class R shares .......................................................               --                 --
     Class P shares .......................................................               --                 --
Distributions to shareholders from net realized gains on investments:
     Class R shares .......................................................               --                 --
     Class P shares .......................................................               --                 --
                                                                                ------------      -------------
Total distributions .......................................................       (1,174,001)       (33,224,825)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
     Class R shares .......................................................       13,408,266        251,415,351
     Class P shares .......................................................               --               (204)
Net Increase in Net Assets ................................................       13,985,484        251,465,032

Net Assets:
------------------------------------------------------------------------------------------------------------------
Beginning of Year, ........................................................       21,681,335        473,153,993
End of Year ...............................................................   $   35,666,819    $   724,619,025
Accumulated Undistributed Net Investment lncome/
   (Accumulated Net Investment Loss) ......................................   $        1,374    $          (303)

** Montgomery Total Return Bond Fund commenced operations on June 30, 1997.

                                                                                Emerging         Latin America
Increase/(Decrease) in Net Assets from Operations:                             Asia Fund            Fund*
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................   $       97,480     $      236,065
Net realized gain/(loss) on securities, forward
   foreign-currency exchange contracts, futures
   contracts, securities sold short, equity swaps
   and foreign-currency transactions during the year ......................      (11,921,961)        (1,196,296)
Net unrealized appreciation/(depreciation) of
   securities forward foreign-currency exchange
   contracts, securities sold short, equity swaps,
   foreign-currency transactions and net other
   assets during the year .................................................      (23,554,621)        (1,347,835)
Net Increase/(Decrease) in Net Assets Resulting from Operations ...........      (35,379,102)        (2,308,066)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
   investment income:
   Class R shares .........................................................         (552,799)           (42,196)
   Class P shares .........................................................               --                 --
Distributions to shareholders in excess of net
 investment income:
   Glass R shares .........................................................             (799)                --
   Class P shares .........................................................               --                 --
Distributions to shareholders from net realized
 gains on investments:
   Class R shares .........................................................       (3,025,530)          (101,837)
   Class P shares .........................................................               --                 --
                                                                                ------------        -----------
Total distributions .......................................................       (3,579,128)          (144,033)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
   Class R shares .........................................................       (4,528,662)         6,917,491
   Class P shares .........................................................               --
Net Increase/(Decrease) in Net Assets .....................................      (43,486,892)         4,465,392

Net Assets:
------------------------------------------------------------------------------------------------------------------
Beginning of Year .........................................................       68,095,256                 --
End of Year ...............................................................   $   24,608,364    $     4,465,392
Accumulated. Undistributed Net Investment lncome/
   (Accumulated Net Investment Loss).......................................   $     (344,172)   $       136,295

* Montgomery Latin America Fund commenced operations on June 30, 1997.

                                                                               California          Federal
                                                                                Tax-Free           Tax-Free
Increase/(Decrease) in Net Assets from Operations:                             Money Fund         Money Fund
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................   $    5,235,752    $     3,829,270
Net realized gain/(loss) on securities, futures contracts,
    securities sold short and foreign-currency transactions
    during the year .......................................................              (23)               670
Net unrealized appreciation/(depreciation) of securities,
    foreign-currency transactions and net other assets during the year ....               --                 --
Net Increase in Net Assets Resulting from Operations ......................        5,235,729          3,829,940

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares .......................................................       (5,235,794)        (3,829,270)
     Class P shares .......................................................               --                 --
Distributions to shareholders in excess of net investment income:
     Class R shares .......................................................               --                 --
     Class P shares .......................................................               --                 --
Distributions to shareholders from net realized gains on investments:
     Class R shares .......................................................               --                 --
     Class P shares .......................................................               --                 --
                                                                                ------------        -----------
Total distributions .......................................................       (5,235,794)        (3,829,270)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from beneficial interest transactions (note 4):
     Class R shares .......................................................       68,493,060          3,085,705
     Class P shares .......................................................               --                 --
Net Increase in Net Assets ................................................       68,492,995          3,086,375

Net Assets:
------------------------------------------------------------------------------------------------------------------
Beginning of Year, ........................................................      118,723,062        114,197,095
End of Year ...............................................................   $  187,216,057    $   117,283,470
Accumulated Undistributed Net Investment lncome/
   (Accumulated Net Investment Loss) ......................................   $         (113)   $          (219)

** Montgomery Total Return Bond Fund commenced operations on June 30, 1997.

The accompanying notes are an integral part of these financial statements.

----------------------
The Montgomery Funds
----------------------
   Statements of
Changes in Net Assets
----------------------

Year Ended June 30, 1997


                                                                                       Growth          Small Cap        Small Cap
Increase/(Decrease) in Net Assets from Operations:                                      Fund       Opportunities Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/loss) ..................................................  $     6,885,258    $  (1,600,643)    $  (1,812,573)
Netrealized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short,
   equity swaps and foreign-currency transactions during the year ............      100,249,973      (17,279,013)       29,292,354
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, equity swaps, foreign-currency transactions and net other
   assets during the year .....................................................      84,224,834       43,491,855       (31,258,680)
Net Increase/(Decrease) in Net Assets Resulting from Operations ...............     191,405,065       24,612,199        (3,778,899)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ............................................................       (6,881,794)         (40,517)               --
   Class P shares ............................................................             (542)              (1)               --
Distributions to shareholders in excess of net investment income:
   Class R shares.............................................................               --               --                --
Distributions to shareholders from net realized gains on investments:
   Class R shares ............................................................     (120,827,947)              --       (40,471,488)
   Class P shares ............................................................          (12,739)              --          (417,004)
                                                                                ---------------    -------------     -------------
Total distributions ..........................................................     (127,723,022)         (40,518)      (40,888,492)


Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares ............................................................      147,296,738       65,607,686       (32,078,430)
   Class P shares ............................................................          112,711            8,150         6,639,063
Net lncrease/(Decrease) in Net Assets ........................................      211,091,492       90,187,517       (70,106,258)

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ............................................................      926,463,973      136,140,213       275,061,528
End of Year ..................................................................  $ 1,137,555,465    $ 226,327,730     $ 204,954,770
Accumulated Undistributed Net Investment Income/
   (Accumulated Net Investment Loss) .........................................  $     3,540,859    $         --      $          --

* Montgomery Emerging Asia Fund commenced operations on September 30, 1996.

                                                                                                     Global
                                                                                                 Communications         Select 50
Increase/(Decrease) in Net Assets from Operations:                                                    Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ...............................................................    $  (1,763,666)    $      44,662
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short and foreign-currency transactions
   during the year .........................................................................       26,012,894         8,490,151
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, foreign-currency transactions and
   net other assets during the year ........................................................       (5,241,046)       20,210,696
Net Increase in Net Assets Resulting from Operations .......................................       19,008,182        28,745,509

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ..........................................................................               --          (559,887)
   Class P shares ..........................................................................               --                --
Distributions to shareholders in excess of net investment income:
   Class R shares ..........................................................................               --                --
Distributions to shareholders from net realized gains on investments:
   Class R shares ..........................................................................       (9,155,989)       (2,599,004)
   Class P shares ..........................................................................               --                --
                                                                                               --------------     -------------
Total distributions ........................................................................      (9,155,9891)       (3,158,891)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares ..........................................................................      (62,567,827)       68,970,865
   Class P shares ..........................................................................               --             5,816
Net Increase/(Decrease) in Net Assets ......................................................      (52,715,634)       94,563,299

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ..........................................................................      206,670,735        77,954,677
End of Year ................................................................................    $ 153,955,101     $ 172,517,976
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) ..........    $    (142,563)    $       4,401

  The accompanying notes are an integral part of these financial statements.

                                                                                  U.S. Emerging      Equity Income    International
Increase/(Decrease) in Net Assets from Operations:                                 Growth Fund           Fund          Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/loss) .................................................. $    (2,180,171)   $     886,880    $     138,283
Netrealized gain/(Loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short,
   equity swaps and foreign-currency transactions during the year ............      17,465,531        2,720,229        1,488,363
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, equity swaps, foreign-currency transactions and net other
   assets during the year .....................................................     25,628,245        3,479,398        3,198,060
Net Increase/(Decrease) in Net Assets Resulting from Operations ...............     40,913,605        7,086,507        4,824,706

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ............................................................              --         (881,077)              --
   Class P shares ............................................................              --           (9,168)              --
Distributions to shareholders in excess of net investment income:
   Class R shares.............................................................              --               --               --
Distributions to shareholders from net realized gains on investments:
   Class R shares ............................................................     (20,853,034)      (2,229,868)      (2,164,570)
   Class P shares ............................................................              --           (8,635)            (116)
                                                                               ---------------    -------------    -------------
Total distributions ..........................................................     (20,853,034)      (3,128,748)      (2,164,686)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares ............................................................      (8,466,053)      15,381,763       12,949,863
   Class P shares ............................................................            --            809,138            3,963
Net lncrease/(Decrease) in Net Assets ........................................      11,594,518       20,148,660       15,613,846

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ............................................................     306,217,166       19,313,848       18,303,852
End of Year .................................................................. $   317,811,684    $  39,462,508    $  33,917,698
Accumulated Undistributed Net Investment Income/
   (Accumulated Net Investment Loss) ......................................... $            --    $          --    $      37,597



                                                                                  International       Emerging
Increase/(Decrease) in Net Assets from Operations:                               Small Cap Fund     Markets Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/loss) ..................................................  $    (147,919)    $    4,761,171
Netrealized gain/(Loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short,
   equity swaps and foreign-currency transactions during the year ............      4,581,552         46,619,998
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, equity swaps, foreign-currency transactions and net other
   assets during the year ....................................................      2,178,127        136,556,591
Net Increase/(Decrease) in Net Assets Resulting from Operations ..............      6,611,760        l87,937,760

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ............................................................             --         (4,538,958)
   Class P shares ............................................................             --                (18)
Distributions to shareholders in excess of net investment income:
   Class R shares.............................................................             --                 --
Distributions to shareholders from net realized gains on investments:
   Class R shares ............................................................             --                 --
   Class P shares ............................................................             --                 --
                                                                                -------------     --------------
Total distributions ..........................................................             --         (4,538,976)


Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares ............................................................      5,350,787         81,733,907
   Class P shares ............................................................         15,000            551,178
Net lncrease/(Decrease) in Net Assets ........................................     11,977,547        265,683,869
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Beginning of year ............................................................     41,639,592        994,380,061
End of Year ..................................................................  $  53,617,139     $1,260,063,930
Accumulated Undistributed Net Investment Income/
   (Accumulated Net Investment Loss) .........................................  $      (2,447)    $      990,404




                                                                                                    Global
                                                                                   Emerging*     Opportunities
Increase/(Decrease) in Net Assets from Operations:                                 Asia Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/loss) .................................................. $    (87,239)   $    (181,500)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short,
   equity swaps and foreign-currency transactions during the year ............    3,000,678        3,828,438
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, equity swaps, foreign-currency transactions and net other
   assets during the year ....................................................    9,910,245        1,137,759
Net Increase/(Decrease) in Net Assets Resulting from Operations ..............   12,823,684        4,784,697

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ............................................................           --               --
   Class P shares ............................................................           --               --
Distributions to shareholders in excess of net investment income:
   Class R shares.............................................................      (30,694)              --
Distributions to shareholders from net realized gains on investments:
   Class R shares ............................................................           --       (1,395,395)
   Class P shares ............................................................           --               --
                                                                                -----------      -----------
Total distributions ..........................................................      (30,694)      (1,395,395)


Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares ............................................................   55,302.266          486,120
   Class P shares ............................................................           --               --
Net Increase/(Decrease) in Net Assets ........................................   68,095,256        3,875,422

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ............................................................           --       28,495,501
End of Year .................................................................. $ 68,095,256    $  32,370,923
Accumulated Undistributed Net Investment Income/
   (Accumulated Net Investment Loss) ......................................... $   (142,648)   $     (10,145)




                                                                                                                      Global
                                                                                                U.S. Asset       Asset Allocation
                                                                                             Allocation Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets from Operations: ......................................... $   3,414,645       $       8,065
Net investment income/(loss) ...............................................................    12,083,639              19,162
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short and foreign-currency transactions
   during the year .........................................................................     2,261,570             106,277
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, foreign-currency transactions and
   net other assets during the year ........................................................    l7,759,854             133,504
Net Increase in Net Assets Resulting from Operations .......................................    (2,906,566)                 --


Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ..........................................................................        (2,425)                 --
   Class P shares ..........................................................................            --                  --
Distributions to shareholders in excess of net investment income:
   Class R shares
Distributions to shareholders from net realized gains on investments:
   Class R shares ..........................................................................   (11,975,120)                 --
   Class P shares ..........................................................................        (3,810)                 --
                                                                                             -------------       -------------
Total distributions ........................................................................   (14,887,921)                 --


Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares ..........................................................................    (8,166,667)          1,519,948
   Class P shares ..........................................................................        29,395                  --
Net Increase/(Decrease) in Net Assets ......................................................    (5,265,339)          1,653,452

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ..........................................................................   132,553,334                  --
End of Year ................................................................................ $ 127,287,995       $   1,653,452
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) .......... $   1,505,327       $       8,065

                                                                                              Short Duration    California Tax-Free
                                                                                                Government         Intermediate
                                                                                                Bond Fund           Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets from Operations: ......................................... $   2,282,588       $     770,950
Net investment income/(loss) ...............................................................        99,958              27,183
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short and foreign-currency transactions
   during the year .........................................................................       198,145             359,956
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, foreign-currency transactions and
   net other assets during the year ........................................................     2,580,691           1,158,089
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations .......................................    (2,277,499)           (771,185)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ..........................................................................           (38)                 --
   Class P shares ..........................................................................        (8,172)                 --
Distributions to shareholders in excess of net investment income:
   Class R shares
Distributions to shareholders from net realized gains on investments:
   Class R shares ..........................................................................            --                  --
   Class P shares ..........................................................................            --                  --
Total distributions ........................................................................    (2,285,709)           (771,185)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares ..........................................................................    24,288,468           7,346,498
   Class P shares ..........................................................................          (710)                 --
Net Increase/(Decrease) in Net Assets ......................................................    24,582,740           7,733,402

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ..........................................................................    22,681,981          13,947,933
End of Year ................................................................................ $  47,264,721       $  21,681,335
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) .......... $     (45,774)      $       1,392




                                                                                                                   California
                                                                                               Government           Tax-Free
                                                                                              Reserve Fund         Money Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets from Operations: .........................................  $  24,123,314       $   3,393,054
Net investment income/(loss) ...............................................................        (28,731)                 --
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short and foreign-currency transactions during the year .........................................................................
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, foreign-currency transactions and
   net other assets during the year ........................................................     24,094,583           3,393,054
Net Increase in Net Assets Resulting from Operations .......................................    (24,122,890)         (3,393,007)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ..........................................................................            (30)                 --
   Class P shares ..........................................................................             --                  --
Distributions to shareholders in excess of net investment income:
   Class R shares
Distributions to shareholders from net realized gains on investments:
   Class R shares ..........................................................................             --                  --
   Class P shares ..........................................................................             --                  --
Total distributions ........................................................................    (24,122,920)         (3,393,007)



Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares ..........................................................................     33,759,486          20,588,996
   Class P shares ..........................................................................           (700)                 --
Net Increase/(Decrease) in Net Assets ......................................................     33,730,449          20,589,043

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ..........................................................................    439,423,544          98,134,019
End of Year ................................................................................  $ 473,153,993       $ 218,723,062
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) ..........  $     (42,883)      $         (71)


                                                                                                  Federal
                                                                                                  Tax-Free
Increase/(Decrease) in Net Assets from Operations:                                               Money Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ...............................................................   $   2,586,817
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short and foreign-currency transactions
   during the year .........................................................................          (1,588)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, foreign-currency transactions and
   net other assets during the year ........................................................       2,585,229
Net Increase in Net Assets Resulting from Operations .......................................      (2,586,817)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ..........................................................................              --
   Class P shares ..........................................................................            (524)
Distributions to shareholders in excess of net investment income:
   Class R shares
Distributions to shareholders from net realized gains on investments:
   Class R shares ..........................................................................              --
   Class P shares ..........................................................................              --
Total distributions ........................................................................      (2,587,341)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7):
   Class R shares ..........................................................................     114,199,207
   Class P shares ..........................................................................              --
Net Increase/(Decrease) in Net Assets ......................................................     114,197,095

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ..........................................................................              --
End of Year ................................................................................   $ 114,197,095
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) ..........   $        (355)

------------------------
The Montgomery Funds
------------------------
Statement of Cash Flows
------------------------
Year Ended June 30, 1998

TOTAL RETURN BOND FUND

Cash Flows from Operating Activities:
----------------------------------------------------------------------------------------------------------------------
     Income received...................................................   $    4,995,499
     Fee income received...............................................           87,402
     Operating expenses paid...........................................         (449,882)
     Proceeds from sales of long-term securities.......................      246,491,006
     Net payments for short-term securities............................       (1,411,468)
     Proceeds from futures tranactions ................................           22,477
     Payments for purchases of long-term securities**..................     (267,442,822)

Cash Used by Operating Activities......................................                             $   (17,707,788)


Cash Flows from Financing Activities:
----------------------------------------------------------------------------------------------------------------------
     Proceeds from subscriptions* *....................................   $   52,122,242
     Payments on shares redeemed.......................................      (40,771,741)
     Proceeds from reverse repurchase agreements.......................        6,908,738
     Net dollar roll transactions......................................            7,969
     Cash dividends paid*..............................................         (102,228)
     Reverse repurchase agreement interest expense.....................         (455,766)
                                                                                 -------

Cash Provided by Financing Activities..................................                             $    17,709,214

Increase in cash.......................................................                             $         1,426
Cash at beginning of year..............................................                                           0
                                                                                                         ----------
Cash at end of year....................................................                             $         1,426


Reconciliation of Net Increase in Net Assets from Operations to Cash Used by Operating Activities:
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations...................                             $     8,453,181
   Increase in investments**...........................................   $  (26,784,161)
   Increase in interest and dividends receivable.......................         (906,003)
   Increase in deferred fee income from dollar roll transactions.......              763
   Increase in other assets............................................          (14,501)
   increase in receivables for investments sold and dollar roll
    transactions.......................................................       (2,718,090)
   Increase in payable for investments purchased.......................        3,699,396
   Increase in accrued expenses........................................          105,861
   Interest expense....................................................          455,766
                                                                                 -------
Total adjustments......................................................                             $   (26,160,969)
Cash Used by Operating Activities......................................                             $   (17,707,788)

Noncash activities:
* Excludes reinvestment of dividends of $5,131,390.
**Excludes contribution of securities in kind of $58,008,413.


The accompanying notes are an integral part of these financial statements.

                                                       ------------------------
                                                         The Montgomery Funds
                                                       ------------------------
                                                        Statement of Cash Flows
                                                       Year Ended June 30, 1998
                                                       ------------------------


SHORT DURATION GOVERNMENT BOND FUND


Cash Flows from Operating Activities:
----------------------------------------------------------------------------------------------------------------------
     Income received....................................................  $     3,740,792
     Fee income received................................................           15,352
     Operating expenses paid............................................         (143,576)
     Proceeds from sales of long-term securities and purchased options..      265,130,534
     Net payments for futures transactions..............................           (8,438)
     Purchases of long-term securities and purchased options............     (288,319,692)
     Net proceeds from short-term investments...........................         (554,648)
Cash Used by Operating Activities.......................................                             $   (20,139,676)


Cash Flows from Financing Activities:
----------------------------------------------------------------------------------------------------------------------
     Proceeds from subscriptions........................................  $   114,235,166
     Payments on shares redeemed........................................      (98,365,383)
     Net dollar roll transactions.......................................           19,375
     Cash dividends paid*...............................................         (594,491)
     Proceeds from reverse repurchase agreements........................       (1,613,937)
     Reverse repurchase agreement interest expense......................         (470,095)
                                                                                  -------

Cash Provided by Financing Activities...................................                             $   13,210,635
Decrease in cash........................................................                             $   (6,929,041)
Cash at beginning of year...............................................                                  7,474,382
                                                                                                     --------------
Cash at end of year.....................................................                             $      545,341


Reconciliation of Net Increase in Net Assets from Operations to Cash Provided by Operating Activities:
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations....................                             $    3,887,409
   Increase in investments..............................................  $   (26,927,885)
   Increase in interest receivable......................................           (3,950)
   Increase in deferred fee income from dollar roll transactions........            1,317
   Decrease in other assets and short futures...........................            1,378
   Increase in receivables for investments sold.........................         (173,512)
   Increase in payable for investments purchased........................        2,602,477
   Increase in accrued expenses.........................................            2,995
   Interest expense.....................................................          470,095
                                                                                  -------
Total adjustments.......................................................                             $   (24,027,085)

Cash Used by Operating Activities.......................................                             $   (20,139,676)

*Noncash activities include reinvestment of dividends of $1,945,173.


The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
Financial Highlights
---------------------

                                                                                          GROWTH FUND

                                                                                         Class R Shares
Selected Per-Share Data for the Year or Period Ended:                               Fiscal Year Ended June 30,
                                                               ---------------------------------------------------------------------
                                                                  1998##        1997##        1996          1995        1994(a)
Net Asset Value -- Beginning of Year                           $    23.07     $    21.94     $  19.16     $  15.27   $    12.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         0.17           0.15         0.17         0.12         0.04
Net realized and unrealized gain on investments                      3.51           3.90         4.32         3.91         3.31++
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                             3.68           4.05         4.49         4.03         3.35
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                (0.15)         (0.15)       (0.17)       (0.07)       (0.01)
Distributions from net realized capital gains                       (2.92)         (2.77)       (1.54)       (0.07)          --
Distributions in excess of net realized capital gains                  --            --           --            --        (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (3.07)         (2.92)       (1.71)       (0.14)       (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                               $    23.68     $    23.07     $  21.94     $  19.16   $    15.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                      17.31%         20.44%       24.85%       26.53%       27.98%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                              $1,382,874     $1,137,343     $926,382     $878,776   $  149,103
------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income/(loss) to average
   net assets                                                        0.71%          0.69%        0.78%        0.98%        1.09%+
------------------------------------------------------------------------------------------------------------------------------------

Net investment income/(loss) before deferral of fees
   by Manager                                                          --             --           --           --   $     0.03
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate                                             53.68%         61.10%      118.14%      128.36%      110.65%
------------------------------------------------------------------------------------------------------------------------------------

Expense ratio including interest and tax expense                     1.20%          1.27%        1.35%        1.50%        1.49%+
------------------------------------------------------------------------------------------------------------------------------------

Expense ratio before deferral of fees by Manager,
  including interest and tax expenses                                1.20%            --           --           --         1.79%+

Expense ratio excluding interest and tax expense                     1.19%            --           --           --           --


                                                                                 Class P Shares
                                                                           Fiscal Year Ended June 30,
                                                               --------------------------------------------
                                                                   1998##         1997##      1996(a)
Net Asset Value -- Beginning of Year                           $    23.12       $  21.94     $  19.22
-----------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         0.11           0.09         0.03
Net realized and unrealized gain on investments                      3.55           3.96         2.69
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                             3.66           4.05         2.72
-----------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                (0.09)         (0.10)          --
Distributions from net realized capital gains                       (2.92)         (2.77)          --
Distributions in excess of net realized capital gains                  --             --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                 (3.01)         (2.87)          --
-----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                               $    23.77       $  23.12     $  21.94
-----------------------------------------------------------------------------------------------------------
Total Return**                                                      17.09%         20.41%       14.15%
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                              $      198       $    212     $     82
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                                        0.46%          0.44%        0.53%+
-----------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   by Manager                                                  $     0.11             --           --
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             53.68%         61.10%      118.14%
-----------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                     1.45%          1.52%        1.60%+
-----------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest and tax expenses                                1.45%             --            --
-----------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                     1.44%             --            --

(a) The Growth Fund's Class R shares and Class P shares commenced operations on September 30, 1993, and January 12, 1996, respectively.
(b) The Small Cap Opportunities Fund's Class R shares and Class P shares commenced operations on December 29, 1995, and July 29, 1996, respectively.
(c)  The Micro Cap Fund's Class R shares commenced operations on December 30,
     1994.




                                                                                      EQUITY INCOME FUND

                                                                                         Class R Shares
Selected Per-Share Data for the Year or Period Ended:                               Fiscal Year Ended June 30,
                                                               ---------------------------------------------------------------------

                                                                           1998       1997##           1996          1995(d)
Net Asset Value -- Beginning of Year                              $       17.91   $       16.09   $       13.38   $      12.00
------------------------------------------------------------------------------------------------------------------------------------

Net investment income/(loss)                                               0.44            0.49            0.43           0.31
Net realized and unrealized gain/(loss) on investments                     2.27            3.35            2.82           1.38
------------------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets resulting from
   investment operations                                                   2.71            3.84            3.25           1.69
------------------------------------------------------------------------------------------------------------------------------------

Distributions:
Dividends from net investment income                                      (0.44)          (0.46)          (0.42)         (0.31)
Distributions from net realized capital gains                             (1.91)          (1.56)          (0.12)            --
Total distributions                                                       (2.35)          (2.02)          (0.54)         (0.31)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value -- End of Period                                  $       18.27   $       17.91   $       16.09   $      13.38
------------------------------------------------------------------------------------------------------------------------------------

Total Return**                                                            15.83%          26.02%          24.56%         14.26%
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                 $      40,260   $      38,595   $      19,312   $      6,383
------------------------------------------------------------------------------------------------------------------------------------

Ratio of investment income/(loss) to average
   net assets                                                              2.32%           2.93%           3.03%          4.06%+
------------------------------------------------------------------------------------------------------------------------------------

Net investment income/(loss) before deferral of fees
   by Manager                                                     $        0.34   $        0.39   $        0.34   $       0.13
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate                                                   68.23%          62.31%          89.77%         29.46%
------------------------------------------------------------------------------------------------------------------------------------

Expense ratio including interest and tax expense                           0.86%             --              --             --
------------------------------------------------------------------------------------------------------------------------------------

Expense ratio before deferral of fees by Manager,
   including interest expense                                              1.38%           1.46%           1.45%          3.16%+
------------------------------------------------------------------------------------------------------------------------------------

Expense ratio excluding interest and tax expense                           0.85%           0.86%           0.85%          0.84%+
------------------------------------------------------------------------------------------------------------------------------------


                                                                                 Class P Shares
                                                                           Fiscal Year Ended June 30,
                                                               --------------------------------------------
                                                                     1998          1997##      1996(d)
Net Asset Value -- Beginning of Year                             $      17.90   $    16.09   $   15.66
-----------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                             0.38         0.44        0.08
Net realized and unrealized gain/(loss) on investments                   2.27         3.35        0.35
-----------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                 2.65         3.79        0.43
-----------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.39)       (0.42)         --
Distributions from net realized capital gains                           (1.91)       (1.56)         --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                     (2.30)       (1.98)         --
-----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                 $      18.25   $    17.90   $   16.09
-----------------------------------------------------------------------------------------------------------
Total Return**                                                          15.49%       25.64%       2.75%
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                $      2,719      $   868      $    2
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
  net assets                                                             2.07%        2.68%       2.78%+
-----------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
  by Manager                                                     $       0.28   $     0.34   $    0.06
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 68.23%       62.31%      89.77%
-----------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         1.11%          --          --
-----------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest expense                                             1.63%        1.71%       1.70%+
-----------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         1.10%        1.11%       1.10%+
-----------------------------------------------------------------------------------------------------------

(d) The Equity Income Fund's Class R shares and Class P shares commenced operations on September 30, 1994, and March 11, 1996, respectively.

(e) The Small Cap Fund's Class R shares became available for investment by the public on July 13, 1990. The Fund's Class P shares commenced operations on July 1, 1996.

The accompanying notes are an integral part of these financial statements.

                                                                                  SMALL CAP OPPORTUNITIES FUND

                                                                      Class R Shares                       Class P Shares
                                                                  Fiscal Year Ended June 30,           Fiscal Year Ended June 30,
                                                          ------------------------------------------  ----------------------------
                                                             1998##          1997          1996(b)##       1998##      1997(b)
Net Asset Value -- Beginning of Year                      $      17.53   $      15.80    $      12.00    $   17.53   $    14.37
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                     (0.20)         (0.13)           0.02        (0.25)       (0.11)
Net realized and unrealized gain/(loss) on investments            2.25           1.86            3.78++       2.03         3.27
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                          2.05           1.73            3.80         1.78         3.16
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                --          (0.00)#            --           --        (0.00)#
Distributions from net realized capital gains                    (0.42)            --              --        (0.42)          --
Distributions in excess of net realized capital gains               --             --              --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (0.42)         (0.00)#            --        (0.42)       (0.00)#
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                          $      19.16   $      17.53    $      15.80    $   18.89   $    17.53
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                   11.86%         10.97%          31.67%       10.26%       22.09%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                         $    201,738   $    226,318    $    136,140    $      10   $        9
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                                    (1.05)%        (0.86)%          0.23%+      (1.30)%      (1.11)%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   by Manager                                             $      (0.26)  $      (0.16)   $      (0.04)   $   (0.27)  $    (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          82.47%        154.50%          81.29%       82.47%      154.50%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                  1.50%          1.50%           1.50%+       1.75%        1.75%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest expense                                     1.78%          1.75%+          2.16%+       2.03%        2.00%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                  1.50%            --              --         1.75%          --
-----------------------------------------------------------------------------------------------------------------------------------


                                                                            U.S. EMERGING GROWTH FUND

                                                                                 Class R Shares
                                                                            Fiscal Year Ended June 30,
                                                      ----------------------------------------------------------------
                                                              1998##         1997           1996          1995(c)##
Net Asset Value -- Beginning of Year                      $      19.00   $      17.82   $      13.75    $     12.00
----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                     (0.18)         (0.13)         (0.04)          0.09
Net realized and unrealized gain/(loss) on investments            4.21           2.54           4.26           1.66
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                           4.03           2.41           4.22           1.75
----------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                --             --          (0.04)            --
Distributions from net realized capital gains                    (1.14)         (1.23)         (0.11)            --
Distributions in excess of net realized capital gains               --             --             --             --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.14)         (1.23)         (0.15)            --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                          $      21.89   $      19.00   $      17.82    $     13.75
----------------------------------------------------------------------------------------------------------------------
Total Return**                                                   21.18%         14.77%         30.95%         14.58%
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (in 000s)                         $    391,973   $    317,812   $    306,217    $   162,949
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                                    (0.84)%        (0.75)%        (0.11)%         1.40%+
----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   by Manager                                             $      (0.18)            --   $      (0.05)   $      0.07
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          23.63%         79.00%         88.98%         36.81%
----------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                  1.57%          1.71%          1.75%          1.75%+
----------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest expense                                     1.57%            --           1.79%+         2.07%+
----------------------------------------------------------------------------------------------------------------------
Expense/ratio excluding interest and tax expense                  1.56%            --             --             --
----------------------------------------------------------------------------------------------------------------------



                                                                                             SMALL CAP FUND

                                                                                      Class R Shares
                                                                                 Fiscal Year Ended June 30,
                                                   --------------------------------------------------------------------------------
                                                               1998##      1997          1996           1995            1994
Net Asset Value -- Beginning of Year                     $     19.52   $     21.55   $      17.11   $      15.15   $      16.83
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                   (0.15)        (0.18)         (0.09)         (0.10)         (0.12)
Net realized and unrealized gain/(loss) on investments          4.33          1.43           6.31           3.04          (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                        4.18          1.25           6.22           2.94          (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              --            --             --             --             --
Distributions from net realized capital gains                  (2.97)        (3.28)         (1.78)         (0.98)         (1.09)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (2.97)        (3.28)         (1.78)         (0.98)         (1.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                         $     20.73   $     19.52   $      21.55   $      17.11   $      15.15
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                 23.23%         6.81%         39.28%         20.12%         (1.59)%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                        $   203,437   $   198,298   $    275,062   $    202,399   $    209,063
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                                  (0.70)%       (0.78)%        (0.47)%        (0.57)%        (0.68)%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   by Manager                                            $     (0.15)           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        68.65%        58.71%         80.00%         85.07%         95.22%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                1.24%         1.20%          1.24%          1.37%          1.35%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest expense                                   1.24%           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                        1.24%           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------


                                                                SMALL CAP FUND

                                                               Class P Shares
                                                          Fiscal Year Ended June 30,
                                                        ------------------------------
                                                             1998##        1997(e)
Net Asset Value -- Beginning of Year                     $     19.48    $      21.73
--------------------------------------------------------------------------------------
Net investment income/(loss)                                   (0.20)          (0.10)
Net realized and unrealized gain/(loss) on investments          4.22            1.13
--------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                        4.02            1.03
--------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              --              --
Distributions from net realized capital gains                  (2.97)          (3.28)
--------------------------------------------------------------------------------------
Total distributions                                            (2.97)          (3.28)
--------------------------------------------------------------------------------------
Net Asset Value -- End of Period                         $     20.53    $      19.48
--------------------------------------------------------------------------------------
Total Return**                                                 22.44%           5.74%
--------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                        $    21,548    $      6,656
--------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
  net assets                                                   (0.95)%         (1.03)%+
--------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
  by Manager                                             $     (0.20)             --
--------------------------------------------------------------------------------------
Portfolio turnover rate                                        68.65%          58.71%
--------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                1.49%           1.45%+
--------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
  including interest expense                                    1.49%             --
--------------------------------------------------------------------------------------
Expense ratio excluding interest expense                        1.49%             --
--------------------------------------------------------------------------------------


**    Total return represents aggregate total return for the periods indicated.
+     Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
#     Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

--------------------
The Montgomery Funds

---------------------
Financial Highlights
---------------------

                                                                                  INTERNATIONAL GROWTH FUND

                                                                                       Class R Shares
Selected Per-Share Data for the Year or Period Ended:                             Fiscal Year Ended June 30,
                                                                          -----------------------------------------
                                                                           1988##            1997##       1996(a)
Net Asset Value -- Beginning of Year                                      $  16.24          $  15.31     $  12.00
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                  0.04              0.08         0.02
Net realized and unrealized gain/(loss) on investments                        3.48              2.53         3.29
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                      3.52              2.61         3.31
-------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                         (0.02)               --           --
Distributions in excess of  net investment income                            (0.00)#              --           --
Distributions from net realized capital gains                                (1.07)            (1.68)          --
Distributions in excess of net realized capital gains                           --                --           --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (1.09)            (1.68)          --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Year                                            $  18.67          $  16.24     $  15.31
-------------------------------------------------------------------------------------------------------------------
Total Return(**)                                                             23.27%            19.20%       27.58%
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                         $ 64,820          $ 33,912     $ 18,303
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                   0.22%             0.57%        0.26%+
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager           $  (0.04)         $  (0.02)    $  (0.07)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     127.13%            95.02%      238.91%
-------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                              1.66%          --                --
-------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                           2.13%             2.37%        2.91%+
-------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                      1.65%             1.66%        1.65%+
-------------------------------------------------------------------------------------------------------------------

                                                                                        Class P Shares
Selected Per-Share Data for the Year or Period Ended:                             Fiscal Year Ended June 30,
                                                                          -----------------------------------------
                                                                            1998              1997##      1996(a)
Net Asset Value -- Beginning of Year                                      $  16.22           $ 15.31     $  13.66
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                 (0.01)             0.05         0.00#
Net realized and unrealized gain/(loss) on investments                        3.48              2.54         1.65
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                      3.47              2.59         1.65
-------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                            --                --           --
Distributions from net realized capital gains                                (1.07)            (1.68)          --
Distributions in excess of net realized capital gains                           --                --           --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (1.07)            (1.68)          --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Year                                            $  18.62           $ 16.22     $  15.31
-------------------------------------------------------------------------------------------------------------------
Total Return(**)                                                             23.03%            19.13%       12.08%
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                         $      5           $     5     $      1
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                  (0.03)%            0.32%        0.01%+
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager           $  (0.08)          $ (0.06)    $  (0.05)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     127.13%            95.02%      238.91%
-------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                              1.90%               --           --
-------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                           1.91%             2.62%        3.16%+
-------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                      1.88%             1.91%        1.90%+
-------------------------------------------------------------------------------------------------------------------

(a) The International Growth Fund's Class R shares and Class P shares commenced operations on July 3, 1995, and March 11, 1996, respectively.
(b) The Emerging Markets Fund's Class R shares and Class P shares commenced operations on March 1, 1992, and March 11, 1996, respectively.


                         INTERNATIONAL SMALL CAP FUND




                                                                                           Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                Fiscal Year Ended June 30,
                                                                     ----------------------------------------------------------
                                                                      1998##       1997        1996        1995        1994(c)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- Beginning of Year                                 $ 17.16     $ 14.86     $ 11.75     $ 12.02       $12.00
Net investment income/(loss)                                           (0.01)      (0.05)       0.03        0.12         0.00#
Net realized and unrealized gain/(loss) on investments                  0.31        2.35        3.10       (0.39)        0.02
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                0.30        2.30        3.13       (0.27)        0.02
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                      --          --       (0.02)      (0.00)#         --
Distributions in excess of net investment income                       (0.13)         --          --          --           --
Distributions from net realized capital gains                          (2.19)         --          --          --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (2.32)         --       (0.02)      (0.00)#         --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                     $ 15.14     $ 17.16     $ 14.86     $ 11.75      $ 12.02
-------------------------------------------------------------------------------------------------------------------------------
Total Return(**)                                                        4.46%      15.48%      26.68%      (2.23)%       0.17%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                    $50,491     $53,602     $41,640     $28,516      $34,555
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            (0.03)%     (0.34)%      0.20%       0.95%        0.04%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      $ (0.10)    $ (0.14)    $ (0.08)    $  0.05      $ (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               110.58%      84.91%     177.36%     156.13%      123.50%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        1.92%         --        1.96%       1.91%        1.99%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                     2.53%       2.60%       2.76%       2.50%        2.32%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                1.90%       1.90%       1.90%       1.90%        1.90%+
-------------------------------------------------------------------------------------------------------------------------------


                                                                        Class P Shares
Selected Per-Share Data for the Year or Period Ended:              Fiscal Year Ended June 30,
                                                                   --------------------------
                                                                      1998##      1997(c)
Net Asset Value -- Beginning of Year                                 $ 17.16      $16.96
---------------------------------------------------------------------------------------------
Net investment income/(loss)                                           (0.05)       0.00#
Net realized and unrealized gain/(loss) on investments                  0.30        0.20
---------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                0.25        0.20
---------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                   (0.09)         --
Distributions in excess of net investment income                          --          --
Distributions from net realized capital gains                          (2.19)         --
---------------------------------------------------------------------------------------------
Total distributions                                                    (2.28)         --
---------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                     $ 15.13      $17.16
---------------------------------------------------------------------------------------------
Total Return(**)                                                        4.13%       1.18%
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
---------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                    $     5      $   15
---------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            (0.28)%+    (0.59)%+
---------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      $ (0.04)     $(0.01)
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                               110.58%      84.91%
---------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        2.17%+        --
---------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                     2.14%+      2.85%+
---------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                2.15%+      2.15%+
---------------------------------------------------------------------------------------------

(c) The International Small Cap Fund's Class R shares and Class P shares commenced operations on September 30, 1993, and June 9, 1997, respectively.
(d) The Emerging Asia Fund's Class R shares commenced operations on September 30, 1996.
(e)  The Latin America Fund's Class R shares commenced operations on June 30,
     1997.
(f) The Global Opportunities Fund's Class R shares commenced operations on September 30, 1993.

                      EMERGING MARKETS FUND




                                                                                             Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                   Fiscal Year Ended June 30,
                                                                   -----------------------------------------------------------------

                                                                      1998          1997        1996        1995##        1994(b)
Net Asset Value -- Beginning of Year                               $   16.85    $    14.19   $    13.17   $    13.68    $   11.07
------------------------------------------------------------------------------------------------------------------------------------

Net investment income/(loss)                                            0.07          0.07         0.08         0.03        (0.03)
Net realized and unrealized gain/(loss) on investments                 (6.58)         2.66         0.94         0.25++       2.92
------------------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets resulting from
   investment operations                                               (6.51)         2.73         1.02         0.28         2.89
------------------------------------------------------------------------------------------------------------------------------------

Distributions:
Dividends from net investment income                                   (0.15)        (0.07)          --           --           --
Distributions from net realized capital gains                          (0.33)           --           --        (0.42)       (0.28)
Distributions in excess of net realized capital gains                     --            --           --        (0.37)          --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                                    (0.48)        (0.07)          --        (0.79)       (0.28)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value -- End of Year                                     $    9.86    $    16.85   $    14.19   $    13.17    $   13.68
------------------------------------------------------------------------------------------------------------------------------------

Total Return(**)                                                      (39.20)%       19.34%        7.74%        1.40%       26.10%
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year (in 000s)                                  $ 758,911    $1,259,457   $  994,378   $  998,083    $ 654,960
------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income/(loss) to average net assets             0.55%         0.48%        0.58%        0.23%       (0.14)%
------------------------------------------------------------------------------------------------------------------------------------

Net investment income/(loss) before deferral of fees by Manager    $    0.07            --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate                                                96.76%        83.08%      109.92%       92.09%       63.79%
------------------------------------------------------------------------------------------------------------------------------------

Expense ratio including interest and tax expense                        1.65%           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------

Expense ratio before deferral of fees by Manager, including
   interest expense                                                     1.65%           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------

Expense ratio excluding interest expense                                1.60%         1.67%        1.72%        1.80%        1.85%
------------------------------------------------------------------------------------------------------------------------------------



                                                                                Class P Shares
Selected Per-Share Data for the Year or Period Ended:                      Fiscal Year Ended June 30,
                                                                     ------------------------------------
                                                                       1998          1997       1996(b)
Net Asset Value -- Beginning of Year                                 $ 16.77       $ 14.19      $ 12.62
---------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                            0.03          0.06         0.01
Net realized and unrealized gain/(loss) on investments                 (6.61)         2.58         1.56
---------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                               (6.58)         2.64         1.57
---------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                   (0.12)        (0.06)          --
Distributions from net realized capital gains                          (0.33)           --           --
Distributions in excess of net realized capital gains                     --            --           --
---------------------------------------------------------------------------------------------------------
Total distributions                                                    (0.45)        (0.06)          --
---------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Year                                       $  9.74       $ 16.77      $ 14.19
---------------------------------------------------------------------------------------------------------
Total Return(**)                                                      (39.75)%       18.62%       12.44%
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                    $   413       $   607      $     2
---------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets             0.30%         0.23%        0.33%+
---------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      $  0.03            --           --
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                96.76%        83.08%      109.92%
---------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        1.90%           --           --
---------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                     1.90%           --           --
---------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                1.85%         1.92%        1.97%+
---------------------------------------------------------------------------------------------------------


                                                                       EMERGING ASIA FUND                LATIN AMERICA FUND


                                                                        Class R Shares                     Class R Shares
Selected Per-Share Data for the Year or Period Ended:              Fiscal Year Ended June 30,        Fiscal Year Ended June 30,
                                                                   --------------------------        --------------------------
                                                                      1998         1997(d)                   1998(e)
Net Asset Value -- Beginning of Year                                $  18.91      $  12.00                   $ 12.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                            0.13          0.01                      0.33
Net realized and unrealized gain/(loss) on investments                (11.74)         6.95                     (3.34)
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                              (11.61)         6.94                     (3.01)
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                   (0.17)           --                     (0.07)
Distributions in excess of net investment income                       (0.00)#       (0.03)                       --
Distributions from net realized capital gains                          (0.95)           --                     (0.15)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (1.12)        (0.03)                    (0.22)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                    $   6.18      $  18.91                   $  8.77
-------------------------------------------------------------------------------------------------------------------------------
Total Return(**)                                                      (63.45)%       57.80%                   (25.42)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                   $ 24,608      $ 68,095                   $ 4,465
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets             0.22%        (0.42)%+                   3.18%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     $   0.08      $   0.02                   $  0.04
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               153.97%        72.18%                   168.18%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        1.91%         2.20%+                    0.26%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                     2.27%         2.69%+                    3.04%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                1.90%         1.80%+                    0.00%
-------------------------------------------------------------------------------------------------------------------------------


                                                                                        GLOBAL OPPORTUNITIES FUND

                                                                                             Class R Shares
                                                                                        Fiscal Year Ended June 30,
                                                                     --------------------------------------------------------------
                                                                      1998##         1997         1996         1995       1994(f)
Net Asset Value -- Beginning of Year                                 $ 19.17       $ 16.96      $ 13.25      $ 12.92      $ 12.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                            0.00#        (0.11)       (0.06)        0.13         0.01
Net realized and unrealized gain/(loss) on investments                  3.87          3.14         3.84         0.70         0.91
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                3.87          3.03         3.78         0.83         0.92
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                      --            --        (0.07)         --            --
Distributions in excess of net investment income                          --            --           --          --            --
Distributions from net realized capital gains                          (3.85)        (0.82)          --        (0.50)          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (3.85)        (0.82)       (0.07)       (0.50)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                     $ 19.19       $ 19.17      $ 16.96      $ 13.25      $ 12.92
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(**)                                                       27.12%        18.71%       28.64%        6.43%        7.67%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                    $96,412       $32,371      $28,496      $13,677      $12,504
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            (0.02)%       (0.62)%      (0.56)%       1.03%        0.02%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager           --       $ (0.23)     $ (0.16)     $ (0.01)     $  (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               135.03%       117.10%      163.80%      118.75%       67.22%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        1.96%           --         2.05%        1.91%        1.99%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                     2.37%         2.62%        3.10%        2.99%        2.75%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                1.90%         1.90%        1.90%        1.90%        1.90%+
-----------------------------------------------------------------------------------------------------------------------------------

(**)  Total return represents aggregate total return for the periods indicated.
 +    Annualized.
 ++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
 #    Amount represents less than $0.01 per share.
 ## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

--------------------
The Montgomery Funds
--------------------
Financial Highlights
--------------------

                                                                                      GLOBAL COMMUNICATIONS FUND

                                                                                            Class R Shares
Selected Per-Share Data for the Year or Period Ended                                   Fiscal Year Ended June 30,
                                                                          -------------------------------------------------
                                                                             1998##               1997               1996
Net Asset Value -- Beginning of Year                                       $  19.61           $  18.05           $  15.42
---------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                  (0.17)             (0.25)             (0.20)
Net realized and unrealized gain/(loss) on investments                         7.19               2.72               2.83
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment
operations                                                                     7.02               2.47               2.63
---------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                             --                 --                 --
Distributions in excess of net investment income                                 --                 --                 --
Distributions from net realized capital gains                                 (3.75)             (0.91)                --
Distributions in excess of net realized capital gains                            --                 --                 --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (3.75)             (0.91)                --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                           $  22.88           $  19.61           $  18.05
---------------------------------------------------------------------------------------------------------------------------
Total Return**                                                                45.45%             14.43%             17.06%
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                          $267,113           $153,955           $206,671
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                   (0.85)%            (1.05)%            (1.01)%
---------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager            $  (0.17)          $  (0.27)          $  (0.22)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       79.67%             75.79%            103.73%
---------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                               1.93%                --               2.01%
---------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
interest and tax expense                                                       1.93%              2.00%              2.11%
---------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                               1.90%              1.91%              1.90%
---------------------------------------------------------------------------------------------------------------------------

                                                                                   Class R Shares
                                                                             Fiscal Year Ended June 30,
                                                                              1995               1994
                                                                          ------------------------------
Net Asset Value -- Beginning of Year                                      $   14.20           $  12.45
--------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                  (0.03)             (0.05)
Net realized and unrealized gain/(loss) on investments                         1.28               1.80++
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment
operations                                                                     1.25               1.75
--------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                             --                 --
Distributions in excess of net investment income                                 --                 --
Distributions from net realized capital gains                                    --                 --
Distributions in excess of net realized capital gains                         (0.03)                --
--------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.03)                --
--------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                           $  15.42           $  14.20
--------------------------------------------------------------------------------------------------------
Total Return**                                                                 8.83%             14.06%
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                          $209,644           $234,886
--------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                   (0.10)%            (0.46)%
--------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager            $  (0.07)          $  (0.06)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       50.17%             29.20%
--------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                               1.91%              1.94%
--------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
interest and tax expense                                                       2.09%              2.04%
--------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                               1.90%              1.90%
--------------------------------------------------------------------------------------------------------


                                                                                       SELECT 50 FUND

                                                                                       Class R Shares
Selected Per-Share Data for the Year or Period Ended                              Fiscal Year Ended June 30,
                                                                           -------------------------------------
                                                                            1998##       1997##        1996(b)
Net Asset Value -- Beginning of Year                                       $  20.01     $  16.46       $ 12.00
----------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                   0.12         0.01          0.06
Net realized and unrealized gain/(loss) on investments                         2.70         4.16          4.45
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                2.82         4.17          4.51
----------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                             --        (0.10)        (0.04)
Distributions in excess of net investment income                                 --           --            --
Distributions from net realized capital gains                                 (1.85)       (0.52)           --
Distributions in excess of net realized capital gains                            --           --         (0.01)
Distributions from capital                                                       --           --            --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                           (1.85)       (0.62)        (0.05)
----------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                           $  20.98     $  20.01       $ 16.46
----------------------------------------------------------------------------------------------------------------
Total Return**                                                                15.44%       26.35%        37.75%
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                          $269,667     $172,509       $77,955
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                    0.58%        0.04%         0.42%+
----------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager            $   0.12        (0.01)      $  0.02
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      151.43%      157.93%       105.98%
----------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                               1.81%          --            --
----------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                     1.81%        1.92%         2.11%+
----------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                               1.80%        1.82%         1.80%+
----------------------------------------------------------------------------------------------------------------

                                                                               Class P Shares
                                                                         Fiscal Year Ended June 30,
                                                                         --------------------------
                                                                             1998##     1997(b)##
Net Asset Value -- Beginning of Year                                        $ 19.98      $ 15.89
---------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                   0.09        (0.02)
Net realized and unrealized gain/(loss) on investments                         2.46         4.11
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                2.55         4.09
---------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                             --           --
Distributions in excess of net investment income                                 --           --
Distributions from net realized capital gains                                 (1.85)          --
Distributions in excess of net realized capital gains                            --           --
Distributions from capital                                                       --           --
---------------------------------------------------------------------------------------------------
Total distributions                                                           (1.85)          --
---------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                            $ 20.68      $ 19.98
---------------------------------------------------------------------------------------------------
Total Return**                                                                14.12%       25.74%
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                           $    52      $     9
---------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                    0.34%       (0.21)%+
---------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager             $  0.09      $ (0.03)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      151.43%      157.93%
---------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                               2.06%          --
---------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                     2.06%        2.17%+
---------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                               2.05%        2.07%+
---------------------------------------------------------------------------------------------------

(b) The Select 50 Fund's Class R shares and Class P shares commenced operations on October 2, 1995, and December 12, 1996, respectively.

The accompanying notes are an integral part of these financial statements.

                          U.S. ASSET ALLOCATION FUND


                                                                                              Class R Shares
Selected Per-Share Data for the Year or Period Ended                                    Fiscal Year Ended June 30,
                                                                     -------------------------------------------------------------
                                                                         1998        1997##         1996         1995    1994(a)
Net Asset Value -- Beginning of Year                                  $  19.89     $  19.33      $  16.33      $ 12.24    $12.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                              1.66         0.48          0.26         0.25      0.06
Net realized and unrealized gain/(loss) on investments                    0.99         2.13          3.54         4.11      0.18
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment
operations                                                                2.65         2.61          3.80         4.36      0.24
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                     (0.93)       (0.39)        (0.25)       (0.17)       --
Distributions in excess of net investment income                         (0.70)          --            --            --       --
Distributions from net realized capital gains                            (1.83)       (1.66)        (0.55)       (0.10)       --
Distributions in excess of net realized capital gains                       --           --            --           --        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (3.46)       (2.05)        (0.80)       (0.27)       --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                      $  19.08     $  19.89      $  19.33      $ 16.33    $12.24
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           14.67%       14.65%        23.92%       35.99%     2.00%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                     $128,075     $127,214      $132,511      $60,234    $1,548
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets               3.10%        2.55%         1.85%        3.43%     2.54%+
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager       $   1.63     $   0.47      $   0.24      $  0.19    $(0.11)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  84.23%      168.51%       225.91%      95.75%    190.94%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                          0.26%        1.43%         1.42%        1.31%     1.43%+
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                0.31%        1.49%         1.55%        2.07%     9.00%+
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                          0.25%        1.31%         1.30%        1.30%     1.30%+
----------------------------------------------------------------------------------------------------------------------------------


                                                                                 Class P Shares
                                                                            Fiscal Year Ended June 30,
                                                                       -------------------------------------
                                                                         1998        1997##        1996(a)
Net Asset Value -- Beginning of Year                                    $ 19.89     $ 19.33        $ 17.86
------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                               1.62        0.43           0.09
Net realized and unrealized gain/(loss) on investments                     1.01        2.13           1.38
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment
operations                                                                 2.63        2.56           1.47
------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                      (0.84)      (0.34)            --
Distributions in excess of net investment income                          (0.74)         --             --
Distributions from net realized capital gains                             (1.83)      (1.66)            --
Distributions in excess of net realized capital gains                        --          --             --
------------------------------------------------------------------------------------------------------------
Total distributions                                                       (3.41)      (2.00)            --
------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                        $ 19.11     $ 19.89        $ 19.33
------------------------------------------------------------------------------------------------------------
Total Return**                                                            14.53%      14.35%          8.23%
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                       $    71     $  74          $    43
------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                2.85%       2.30%          1.60%+
------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager         $  1.59     $  0.42        $  0.08
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   84.23%     168.51%        225.91%
------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                           0.51%       1.68%          1.67%+
------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                 0.56%       1.74%          1.80%+
------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                           0.50%       1.56%          1.55%+
------------------------------------------------------------------------------------------------------------

(a) The U.S. Asset Allocation Fund's Class R shares and Class P shares commenced operations on March 31, 1994, and January 2, 1996, respectively.

                      SHORT DURATION GOVERNMENT BOND FUND


                                                                                                Class R Shares
Selected Per-Share Data for the Year or Period Ended                                       Fiscal Year Ended June 30,
------------------------------------------------------------------------------------------------------------------------------------
                                                                          1998      1997##        1996         1995          1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- Beginning of Year                                    $  9.99    $  9.92      $  9.95      $  9.80       $ 10.23
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                               0.57       0.59         0.60         0.62          0.61
Net realized and unrealized gain/(loss) on investments                     0.16       0.07        (0.04)        0.16         (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations            0.73       0.66         0.56         0.78          0.27
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                      (0.56)     (0.59)       (0.59)       (0.62)        (0.56)
Distributions in excess of net investment income                             --      (0.00)#      (0.00)#         --         (0.07)
Distributions from net realized capital gains                             (0.02)        --           --           --            --
Distributions in excess of net realized capital gains                        --         --           --           --         (0.07)
Distributions from capital                                                   --         --           --        (0.01)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (0.58)     (0.59)       (0.59)       (0.63)        (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                        $ 10.14    $  9.99      $  9.92      $  9.95       $  9.80
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                             7.56%      6.79%        5.74%        8.28%         2.49%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:                         $66,357    $47,265      $22,681      $17,093       $21,937
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                          5.83%      5.87%        5.88%        6.41%         5.93%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager         $  0.51    $  0.54      $  0.52      $  0.54       $  0.51
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  502.23%    450.98%      349.62%       284.23%      603.07%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                           1.15%      1.55%        1.55%        1.38%         0.71%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                 1.73%      2.05%        2.31%        2.23%         1.75%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                           0.28%      0.60%        0.60%        0.47%         0.25%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                 Class P Shares
                                                                            Fiscal Year Ended June 30,
                                                                         ---------------------------------
                                                                          1998       1997##      1996(c)
Net Asset Value -- Beginning of Year                                     $  9.99    $  9.92      $  9.98
----------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                0.61       0.59         0.16
Net realized and unrealized gain/(loss) on investments                      0.12       0.06        (0.05)
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations             0.73       0.65         0.11
----------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                        (.57)     (0.58)       (0.17)
Distributions in excess of net investment income                              --      (0.00)#         --
Distributions from net realized capital gains                                 --         --           --
Distributions in excess of net realized capital gains                         --         --           --
Distributions from capital                                                    --         --           --
----------------------------------------------------------------------------------------------------------
Total distributions                                                        (0.57)     (0.58)       (0.17)
----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                         $ 10.15    $  9.99      $  9.92
----------------------------------------------------------------------------------------------------------
Total Return**                                                              7.34%      6.69%        1.12%
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:                          $     3    $     0      $     1
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                           5.58%      5.62%        5.63%+
----------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
----------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager             0.55    $  0.54      $  0.14
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   502.23%    450.98%      349.62%
----------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                            1.40%      1.80%        1.80%+
----------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                  1.98%      2.30%        2.56%+
----------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                            0.53%      0.85%        0.85%+
----------------------------------------------------------------------------------------------------------

(c) The Short Duration Government Bond Fund's Class P shares commenced operations on March 11, 1996.

 **  Total return represents aggregate total return for the periods indicated.
 +   Annualized.
 ++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
 #   Amount represents less than $0.01 per share.
 ## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

--------------------
The Montgomery Funds
--------------------
Financial Highlights
--------------------

                                                                                   CALIFORNIA TAX-FREE MONEY FUND

                                                                                          Class R Shares
Selected Per-Share Data for the Year or Period Ended                                 Fiscal Year Ended June 30,
                                                                      --------------------------------------------------------
                                                                        1998            1997          1996        1995(a)
Net Asset Value -- Beginning of Year                                  $   1.00       $   1.00       $  1.00       $  1.00
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    0.029          0.029         0.030         0.027
Net realized and unrealized gain/(loss) on investments                   0.000 ###      0.000###      0.000###      0.000###
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations          0.029          0.029         0.030         0.027
------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.029)        (0.029)       (0.030)       (0.027)
Distributions in excess of net investment income                            --             --            --        (0.000)###
Distributions from net realized gains                                       --             --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.029)        (0.029)       (0.030)       (0.027)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                      $   1.00       $   1.00       $  1.00       $  1.00
------------------------------------------------------------------------------------------------------------------------------
Total Return(**)                                                          3.00%          2.95%         3.03%         2.68%
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                     $187,216       $118,723       $98,134       $64,780
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                      2.96%          2.91%         2.99%         3.55%+
------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager              $  0.029       $  0.028       $ 0.028       $ 0.023
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     --             --            --            --
------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                          0.58%          0.58%+        0.59%         0.33%+
------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                0.68%          0.73%         0.80%         0.86%+
------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                          0.58%           --            --             --
------------------------------------------------------------------------------------------------------------------------------

(a) The California Tax-Free Money Fund's Class R shares commenced operations on September 30, 1994.
(b) The California Tax-Free Intermediate Bond Fund's Class R shares commenced operations on July 1, 1993.
(c) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.

                                                                                      FEDERAL TAX-FREE MONEY FUND

                                                                                            Class R Shares
Selected Per-Share Data for the Year or Period Ended                                  Fiscal Year Ended June 30,
                                                                                     ----------------------------
                                                                                         1998          1997(d)
Net Asset Value -- Beginning of Year                                                   $   1.00      $   1.00
-----------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                              0.031         0.032
Net realized and unrealized gain/(loss) on investments                                    0.000###      0.000###
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                           0.031         0.032
-----------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                     (0.031)       (0.032)
Distributions in excess of net investment income                                             --            --
Distributions from net realized capital gains                                                --        (0.000)###
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (0.031)       (0.032)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                                       $   1.00      $   1.00
-----------------------------------------------------------------------------------------------------------------
Total Return(**)                                                                           3.12%         3.26%
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                      $117,283      $114,197
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                3.08%         3.24%+
-----------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                        $  0.031      $  0.030
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      --            --
-----------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                           0.60%         0.33%+
-----------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
interest and tax expense                                                                   0.81%         0.69%+
-----------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                           0.60%          --
-----------------------------------------------------------------------------------------------------------------

(d) The Federal Tax-Free Money Fund's Class R shares commenced operations on July 15, 1996.
(e) The Global Asset Allocation Fund's Class R shares commenced operations on December 31, 1996.
(f) The Government Reserve Fund's Class R shares and Class P shares commenced operations on September 14, 1992, and March 11, 1996, respectively.

                                                                                CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                                                                                              Class R Shares
                                                                                          Fiscal Year Ended June 30,
                                                                      --------------------------------------------------------------

                                                                        1998       1997           1996        1995       1994(b)
Net Asset Value -- Beginning of Year                                  $ 12.53    $ 12.23        $ 12.04      $11.79     $  12.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    0.51       0.53           0.54        0.44         0.41
Net realized and unrealized gain/(loss) on investments                   0.33       0.30           0.19        0.25        (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations          0.84       0.83           0.73        0.69         0.20
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.51)     (0.53)         (0.54)      (0.44)       (0.41)
Distributions in excess of net investment income                           --         --             --       (0.00)#         --
Distributions from net realized gains                                      --         --             --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.51)     (0.53)         (0.54)      (0.44)       (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                      $ 12.86    $ 12.53         $12.23      $12.04     $  11.79
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(**)                                                         6.85%      6.91%          6.11%       6.03%        1.65%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                     $35,667    $21,681        $13,948      $5,153     $ 11,556
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     4.03%      4.27%          4.34%       3.71%        3.44%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager              $  0.44    $  0.47          $0.43      $ 0.34     $   0.25
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 42.36%     25.60%         58.11%      37.93%       77.03%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                 0.69%      0.68%          0.61%       0.56%        0.23%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                               1.19%      1.18%          1.43%       1.41%        1.63%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                 0.68%        --             --          --           --
-----------------------------------------------------------------------------------------------------------------------------------


                                                                         TOTAL RETURN BOND FUND

                                                                             Class R Shares
                                                                       Fiscal Year Ended June 30,
                                                                       ---------------------------
                                                                                  1998(c)
Net Asset Value -- Beginning of Year                                             $ 12.00
--------------------------------------------------------------------------------------------------
Net investment income                                                               0.72
Net realized and unrealized gain/(loss) on investments                              0.56
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                     1.28
--------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                               (0.72)
Distributions in excess of net investment income                                   (0.00)#
Distributions from net realized gains                                              (0.12)
--------------------------------------------------------------------------------------------------
Total distributions                                                                (0.84)
--------------------------------------------------------------------------------------------------
Net Asset Value-- End of Period                                                  $ 12.44
--------------------------------------------------------------------------------------------------
Total Return(**)                                                                   10.92%
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                $77,694
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                5.81%
--------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager                         $  0.71
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           390.08%
--------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                            1.29%
--------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest and tax expense                                                          1.34%
--------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                            0.70%
--------------------------------------------------------------------------------------------------

                            GOVERNMENT RESERVE FUND

                                                                                              Class R Shares
                                                                                        Fiscal Year Ended June 30,
                                                                    ----------------------------------------------------------------

                                                                       1998          1997         1996         1995         1994
Net Asset Value -- Beginning of Year                                $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           0.052         0.049        0.052        0.049        0.029
Net realized and unrealized gain/(loss) on investments                 0.000###      0.000###     0.000###     0.000###     0.000###
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations        0.052         0.049        0.052        0.049        0.029
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                  (0.052)       (0.049)      (0.052)      (0.049)      (0.029)
Distributions in excess of net investment income                          --            --           --           --           --
Distributions from net realized capital gains                             --            --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $ (0.052)       (0.049)      (0.052)      (0.049)      (0.029)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                    $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return(**)                                                        5.27%         5.03%        5.28%        4.97%        2.96%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                   $724,619      $473,154     $439,423     $258,956     $211,129
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets             5.15%         4.93%        5.17%        4.92%        2.99%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     $  0.052      $  0.049     $  0.050     $  0.047     $  0.028
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   --            --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                0.53%           --           --         0.63%          --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
interest expense                                                        0.48%         0.62%        0.74%        0.79%        0.71%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                0.53%         0.60%        0.60%        0.60%        0.60%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                   Class P Shares
                                                                                             Fiscal Year Ended June 30,
                                                                                    --------------------------------------------
                                                                                      1998            1997           1996(f)
Net Asset Value -- Beginning of Year                                                $  1.00         $  1.00         $   1.00
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                          0.049           0.048            0.014
Net realized and unrealized gain/(loss) on investments                                0.000###        0.000###         0.000###
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                       0.049           0.048            0.014
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                 (0.049)         (0.048)          (0.014)
Distributions in excess of net investment income                                         --              --               --
Distributions from net realized capital gains                                            --              --               --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                  (0.049)         (0.048)          (0.014)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                                    $  1.00         $  1.00         $   1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return(**)                                                                       5.00%           4.88%            1.38%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                   $     0              --         $      1
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                            4.90%           4.68%            4.91%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                     $ 0.049         $ 0.048         $  0.013
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  --              --               --
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                               0.78%             --               --
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
interest expense                                                                       0.73%           0.87%            0.99%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                               0.78%           0.85%            0.85%+
--------------------------------------------------------------------------------------------------------------------------------

(**) Total return represents aggregate total return for the periods indicated.
+    Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
#    Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
###  Amount represents less than $0.001 per share.

-----------------------
The Montgomery Funds
-----------------------
        Notes
-----------------------
to Financial Statements


The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 1998, the Trusts had 23 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds included the following: Montgomery Growth Fund, Montgomery Small Cap Opportunities Fund, Montgomery Small Cap Fund, Montgomery U.S. Emerging Growth Fund (formerly Montgomery Micro Cap Fund), Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery International Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Latin America Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Select 50 Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Reserve Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund. The Montgomery Funds II included the following: Montgomery U.S. Asset Allocation Fund (formerly Montgomery Asset Allocation Fund), Montgomery Emerging Markets Focus Fund, Montgomery Global Long-Short Fund and Montgomery Institutional
Series: Emerging Markets Portfolio.

The Montgomery Funds were organized as a Massachusetts business trust on May 10, 1990, and commenced operations with the Montgomery Small Cap Fund. The Montgomery Funds II were organized as a Delaware business trust on September 8, 1993.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. Information presented in these financial statements pertains to all the above Funds except for Montgomery Emerging Markets Focus Fund, Montgomery Global Long-Short Fund and Montgomery Institutional Series: Emerging Markets Portfolio, which are presented under separate cover.

The following is a summary of significant accounting policies.

a. Portfolio Valuation
Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sales price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask price prior to the time of valuation.

For the Government Reserve Fund, California Tax-Free Money Fund and the Federal Tax-Free Money Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. Forward Foreign-Currency Exchange Contracts
Certain Funds may engage in forward foreign-currency exchange contracts (forward contract) as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain/(loss) from foreign-currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

c. Foreign Currency
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from investments.

d. Repurchase Agreements
Each Fund may engage in repurchase agreement transactions either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement.

                                                         -----------------------
                                                         The Montgomery Funds
                                                         -----------------------
                                                                 Notes
                                                         -----------------------
                                                         to Financial Statements

Under the terms of a typical repurchase agreement, a Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. Dollar Roll Transactions
Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

f. Reverse Repurchase Agreements
Certain Funds may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

g. Futures Contracts
Certain Funds may enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

h. Equity Swaps
Certain Funds may enter into equity swap agreements in order to participate in foreign markets not currently accessible to the Fund. Pursuant to these agreements, the Fund pays a swap fee in cash which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make semiannual payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make semiannual payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from (paid to) the swap counterparty representing capital appreciation (depreciation) are recorded as realized gain (loss), while dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty; the Fund does not anticipate non-performance by the counterparty, however.

i. Dividends and Distributions
Dividends from net investment income of the Growth Fund, Small Cap Opportunities Fund, Small Cap Fund, U.S. Emerging Growth Fund, International Growth Fund, International Small Cap Fund, Emerging Markets Fund, Emerging Asia Fund, Latin America Fund, Global Opportunities Fund, Global Communications Fund, Select 50 Fund and U.S. Asset Allocation Fund are declared and paid at least annually. Dividends from net investment income of the Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund, Government Reserve Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund are declared daily and paid monthly. Dividends from net investment income of the Equity Income Fund are declared and paid quarterly.

-----------------------
The Montgomery Funds
-----------------------
        Notes
-----------------------
to Financial Statements

Distributions of net realized capital gains (including net short-term capital gains) earned by a Fund are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for each Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund. During the year ended June 30, 1998, the following Funds recharacterized from realized gains to net investment income as follows:

Fund                                                                 Amount
--------------------------------------------------------------------------------
Emerging Markets Fund............................................    $ 9,046

During the year ended June 30, 1998, the following Funds recharacterized from net investment income to realize gains as follows:

Fund                                                                 Amount
--------------------------------------------------------------------------------
International Small Cap Fund ....................................    $   974
Latin America Fund ..............................................      2,198
Total Return Bond Fund ..........................................     30,097
Short Duration Government Bond Fund..............................     90,023

Permanent differences incurred during the year ended June 30, 1998, resulting from differences in book and tax accounting that have been reclassified at year end to undistributed net investment income, accumulated net realized gain/(loss) and paid-in capital were as follows:


                                                Undistributed   Accumulated
                                                     Net           Net
                                   Paid-in       Investment      Realized
Name of Fund                       Capital         Income       Gain/(Loss)
--------------------------------------------------------------------------------
Growth Fund ..................   $ 4,260,292    $  (384,108)   $(3,876,184)
Small Cap Opportunities Fund .    (2,502,295)     2,502,295             --
Small Cap Fund ...............           972      1,618,774     (1,619,746)
U.S. Emerging Growth Fund ....            --      3,157,905     (3,157,905)
International Growth Fund ....       (58,690)      (212,092)       270,782
International Small Cap Fund .            (4)       105,104       (105,100)
Emerging Markets Fund ........            (2)      (718,150)       718,152
Emerging Asia Fund ...........      (186,773)       254,594        (67,821)
Latin America Fund ...........        37,806        (57,574)        19,768
Global Opportunities Fund ....            --       (241,403)       241,403
Global Communications Fund ...    (1,295,887)       781,442        514,445
Select 50 Fund ...............            --       (742,464)       742,464
U.S. Asset Allocation Fund ...             2      6,579,836     (6,579,838)
Total Return Bond Fund .......       (21,218)       (36,522)        57,740
Short Duration
   Government Bond Fund ......            --        (45,583)        45,583
Government Reserve Fund ......       (21,502)        29,462         (7,960)
California Tax-Free Money Fund            (1)            --              1
Federal Tax-Free Money Fund ..          (136)           136             --

j. Securities Transactions and Investment Income
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, including, where applicable, accretion/amortization of discount/premium on short-term investments, is recognized on the accrual basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

k. Federal Income Taxes
Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes. Therefore, no federal income or excise tax provision is applicable.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

l. Organization Costs
Expenses incurred in connection with the organization of each Fund are amortized on a straight-line basis over a period of five years from the commencement of operations.

m. Cash
Cash, as used in the Statements of Cash Flows, is the amount reported in the Statements of Assets and Liabilities. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statements of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of organization costs.

n. Expenses
General expenses of the Trusts are allocated to the relevant Funds based upon relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class' operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares.

                                                         -----------------------
                                                         The Montgomery Funds
                                                         -----------------------
                                                                 Notes
                                                         -----------------------
                                                         to Financial Statements

2. MANAGEMENT FEES AND OTHER
   TRANSACTIONS WITH AFFILIATES AND
   OTHER CONTRACTUAL COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Funds' Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements (the "Agreements") between the Manager and the Trusts with respect to each Fund ("Investment Management Agreements"), the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements. The Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, extraordinary expenses and taxes at or below the following percentages of each Fund's average net assets: 1.50% for the Growth Fund; 1.50% for the Small Cap Opportunities Fund; 1.40% for the Small Cap Fund; 1.75% for the U.S. Emerging Growth Fund; 0.85% for the Equity Income Fund; 1.65% for the International Growth Fund; 1.90% for the International Small Cap Fund, the Emerging Markets Fund, the Emerging Asia Fund, the Latin America Fund, the Global Opportunities Fund and the Global Communications Fund; 1.80% for the Select 50 Fund; 0.25% for the U.S. Asset Allocation Fund (excluding expenses relating to the underlying funds or 1.30% including total expenses of the underlying funds); 0.70% for the Total Return Bond Fund, the Short Duration Government Bond Fund and the California Tax-Free Intermediate Bond Fund; and 0.60% for the Government Reserve Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided a Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager may terminate these reductions or absorptions at any time.

Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals or expense absorptions:

                                                  Management
                                  Effective     Fee Including     Effective
                                  Management       Effect of     Administration
Name of Fund                         Fee         Fees Reduced        Fee
--------------------------------------------------------------------------------

Growth Fund ................         0.91%           0.91%           0.06%
Small Cap Opportunities Fund         1.37            1.10            0.07
Small Cap Fund .............         1.00            1.00            0.07
U.S. Emerging Growth Fund ..         1.33            1.33            0.07
Equity Income Fund .........         0.93            0.39            0.07
International Growth Fund ..         1.52            1.06            0.07
International Small Cap Fund         1.89            1.29            0.07
Emerging Markets Fund ......         1.06            1.06            0.06
Emerging Asia Fund .........         1.48            1.12            0.07
Latin America Fund .........         1.25            0.00            0.07
Global Opportunities Fund ..         1.67            1.26            0.07
Global Communications Fund .         1.33            1.33            0.07
Select 50 Fund .............         1.29            1.29            0.07
U.S. Asset Allocation Fund .           --              --              --
Total Return Bond Fund .....         0.50            0.45            0.05
Short Duration
  Government Bond Fund .....         0.50            0.00            0.05
California Tax-Free
  Intermediate Bond Fund ...         0.81            0.31            0.05
Government Reserve Fund ....         0.33            0.33            0.04
California Tax-Free
  Money Fund ...............         0.50            0.41            0.05
Federal Tax-Free Money Fund          0.63            0.42            0.05

The Manager recouped previously deferred fees and/or absorbed expenses during the year ended June 30, 1998. These amounts have been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown. The amounts recouped during the year ended June 30, 1998, were $452,538, $150,340, $174,274, $303,672, $101,227, $210,682,
$149,697, $103,117, $89,493, $105,801, $180,007 and $287,066 for the Small Cap
Opportunities Fund, Equity Income Fund, International Growth Fund, International Small Cap Fund, Emerging Asia Fund, Global Opportunities Fund, Global Communications Fund, Select 50 Fund, California Tax-Free Intermediate Bond Fund, Government Reserve Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund, respectively. For the year ended June 30, 1998, the Global Communications Fund also waived fees of $14,687.

For the year ended June 30, 1998, the Manager has deferred fees and/or absorbed expenses and has deferred management fees and absorbed expenses subject to recoupment as follows:

-----------------------
 The Montgomery Funds
-----------------------
        Notes
-----------------------
to Financial Statements

                                                                   Deferred
                                                                Management Fees
                                                                 and Absorbed
                                                                   Expenses
                                     Fees          Expenses       Subject to
                                    Reduced        Absorbed       Recoupment
--------------------------------------------------------------------------------
Small Cap Opportunities Fund ...    $658,481             --        $658,481
Equity Income Fund .............     246,077             --         363,742
International Growth Fund ......     189,698             --         189,698
International Small Cap Fund ...     286,566             --         286,566
U.S. Asset Allocation ..........          --         71,778         160,233
Emerging Asia Fund .............     157,217             --         157,217
Latin America Fund .............      92,848        113,614         206,462
Global Opportunities Fund ......     203,595             --         203,595
Total Return Bond Fund .........      37,741             --          37,741
Short Duration
  Government Bond Fund .........     269,242         40,155         503,922
California Tax-Free Intermediate
  Bond Fund ....................     145,588             --         226,787
California Tax-Free Money Fund .     168,617             --         168,617
Federal Tax-Free Money Fund ....     265,710             --         265,710

b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an "affiliated person" will receive an annual retainer and quarterly meeting fee totaling $35,000 per annum, as well as reimbursement for expenses, for service as a Trustee of all Trusts advised by the Manager ($25,000 of which will be allocated to the Montgomery Funds and $5,000 to the Montgomery Funds II).

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and record-keeping and are reflected in the Funds' financial statement as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs. The following Funds participate in one or more of these programs: Growth Fund, Small Cap Opportunities Fund, Small Cap Fund, U.S. Emerging Growth Fund, Equity Income Fund, International Growth Fund, International Small Cap Fund, Emerging Markets Fund, Emerging Asia Fund, Latin America Fund, Global Opportunities Fund, Global Communications Fund, Select 50 Fund, U.S. Asset Allocation Fund, Total Return Bond Fund, Short Duration Government Bond Fund and California Tax-Free Intermediate Bond Fund.

3. SHARE MARKETING PLAN:

Class P shares of each Fund have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to that Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator, for the Class P shares. Under the Plan, each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to, (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P shares as accrued.


4. SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the year ended June 30, 1998, were:

Fund                                   Purchases              Sales
--------------------------------------------------------------------------------

Growth Fund ................        $  682,184,933        $600,517,516
Small Cap Opportunities Fund           188,286,639         230,533,334
Small Cap Fund .............           150,327,379         181,467,649
U.S. Emerging Growth Fund ..           171,817,661         169,997,636
Equity Income Fund .........            29,833,393          31,468,746
International Growth Fund ..            61,126,212          44,869,987
International Small Cap Fund            48,031,722          54,505,653
Emerging Markets Fund ......         1,045,526,583         976,128,736
Emerging Asia Fund .........            61,018,962          61,585,186
Latin America Fund .........            17,960,012          10,995,157
Global Opportunities Fund ..           113,383,841          65,837,359
Global Communications Fund .           184,459,575         137,999,036
Select 50 Fund .............           402,639,316         334,894,961
U.S. Asset Allocation Fund .           256,354,308         113,109,340
Short Duration
  Government Bond Fund .....           288,319,692         265,130,534
Total Return Bond Fund .....           267,442,822         246,491,006
California Tax-Free
  Intermediate Bond Fund ...            46,404,001          61,981,423

                                                        -----------------------
                                                         The Montgomery Funds
                                                        -----------------------
                                                                Notes
                                                        -----------------------
                                                        to Financial Statements


The aggregate amount of purchases and sales of long-term U.S. government securities, during the year ended June 30, 1998, were:

Fund                                        Purchases              Sales
--------------------------------------------------------------------------------
Total Return Bond Fund..................  $270,611,029          $264,006,757
Short Duration
  Government Bond Fund..................   285,973,769           254,617,508

b. At June 30, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                  Tax Basis             Tax Basis            Net Tax Basis           Cost for
                                                  Unrealized            Unrealized      Unrealized Appreciation    Federal Tax
Fund                                             Appreciation          Depreciation         (Depreciation)          Purposes
----                                             ------------          ------------          -------------          --------
Growth Fund .................................    $307,521,808          $ 56,979,696          $ 250,542,112       $1,131,859,406
Small Cap Opportunities Fund ................      46,998,433             4,909,819             42,088,614          160,623,415
Small Cap Fund ..............................      63,694,606            11,445,834             52,248,772          172,933,682
U.S. Emerging Growth Fund ...................     143,179,014            10,194,736            132,984,278          253,489,836
Equity Income Fund ..........................       5,311,747               754,040              4,557,707           38,228,481
International Growth Fund ...................      11,314,289             2,056,336              9,257,953           56,128,605
International Small Cap Fund ................       7,722,142             3,805,491              3,916,651           45,401,046
Emerging Markets Fund .......................      55,649,518           202,057,101           (146,407,583)         903,277,357
Emerging Asia Fund ..........................         264,948            14,142,928            (13,877,980)          36,988,410
Latin America Fund ..........................          16,698             1,426,677             (1,409,979)           5,878,340
Global Opportunities Fund ...................      15,816,521             3,017,780             12,798,741           82,975,942
Global Communications Fund ..................      90,625,717             4,340,956             86,284,761          174,805,546
Select 50 Fund ..............................      39,369,293            11,256,730             28,103,563          253,907,126
U.S. Asset Allocation Fund ..................       1,603,639             2,923,149             (1,319,520)         129,504,131
Total Return Bond Fund ......................       1,887,108                67,460              1,819,648           83,052,927
Short Duration Government Bond Fund .........         248,935                43,564                205,371           73,987,980
California Tax-Free Intermediate Bond Fund ..         917,375                23,846                893,529           36,612,246

c. Information regarding transactions under dollar roll transactions was as follows:

                                                                                                                Average
                                               Maximum                         Average         Average           Debt
                                               Amount           Amount         Amount           Shares         per Share
                                             Outstanding     Outstanding     Outstanding     Outstanding      Outstanding      Fee
                                               During           as of          During           During          During        Income
Fund                                          the Year         6/30/98         the Year        the Year        the Year       Earned
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund ..................    $12,210,000     $1,526,250       $5,895,411       5,860,986          $1.01      $88,679
Short Duration Government Bond Fund .....      4,081,250      4,085,568        1,148,777       5,271,528           0.22       14,035


The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 1998.

d. Information regarding borrowing under reverse repurchase agreements is as follows:

                                                                                              Average
                                              Maximum           Average         Average         Debt
                                               Amount           Amount          Shares        per Share
                                             Outstanding     Outstanding     Outstanding     Outstanding      Average
                                               During           During          During          During        Interest      Interest
Fund                                          the Year         the Year         the Year       the Year         Rate        Expense
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund ..................    $19,092,925      $6,056,319        5,860,986      $   1.03         3.75%      $455,766
Short Duration Government Bond Fund .....     20,310,000       5,740,192        5,271,528          1.09         4.00        467,241

The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 1998.

Reverse repurchase agreements outstanding at June 30, 1998:
Total Return Bond Fund:
$6,908,738  Reverse repurchase agreement with BZW Securities, dated
            06/30/98 bearing 5.75%, to be repurchased at $6,909,841,
            collateralized by U.S government securities
            having various maturities and interest rates             $6,908,738

Short Duration Government Bond Fund:
$4,934,813  Reverse repurchase agreement with BZW Securities dated
            06/30/98 bearing 5.75%, to be repurchased at $4,935,601,
            collateralized by U.S. government securities having
            various maturities and interest rates                     $4,934,813

-----------------------
 The Montgomery Funds
-----------------------
        Notes
-----------------------
to Financial Statements


e. The schedule of forward foreign-currency exchange contracts at June 30, 1998, were as follows:

Foreign-Currency                                                                        Net Unrealized
    Amount                               Settlement Date  In Exchange for (US$)  Appreciation/(Depreciation)
----------------------------------------------------------------------------------------------------------------
International Growth Fund:
Forward Foreign-Currency Exchange Contracts to Receive
    306,976          British Pound          07/01/98          $  511,360                $   1,197
509,873,505          Italian Lira           07/01/98             288,536                   (1,567)
  1,857,439          French Franc           07/31/98             309,367                   (1,532)
                                                                 -------                   ------
                      Total                                   $1,109,263                $  (1,902)
                                                               ---------                   ------
Forward Foreign-Currency Exchange Contracts to Deliver
     28,012          British Pound          07/02/98          $   46,478                $    (295)
     66,646          British Pound          07/03/98             110,579                     (700)
138,000,000          Japanese Yen           09/08/98           1,120,220                  111,726
108,000,000          Japanese Yen           09/08/98             868,377                   79,120
                                                                 -------                   ------
                      Total                                   $2,145,654                $ 189,851
                                                               ---------                  -------
                      Net Unrealized Appreciation                                       $ 187,949
                                                                                          -------

International Small Cap Fund:
Forward Foreign-Currency Exchange Contracts to Receive
364,442,663          Italian Lira           07/01/98          $  206,200                $  (1,083)
    312,518          Australian Dollar      07/02/98             190,199                    3,796
 54,602,292          Italian Lira           07/02/98              30,581                      151
     20,686          Australian Dollar      07/03/98              12,505                      336
    162,748          Australian Dollar      07/06/98             101,148                     (131)
                                                                 -------                     ----
                      Total                                   $  540,633                $   3,069
                                                                 -------                    -----
Forward Foreign-Currency Exchange Contracts to Deliver
    294,229          British Pound          07/01/98          $  490,461                $    (814)
     52,542          French Franc           07/01/98               8,744                       54
    896,850          Japanese Yen           07/01/98               6,267                     (219)
    174,115          British Pound          07/02/98             288,892                   (1,829)
    409,212          Finnish Markka         07/02/98              74,362                     (311)
    163,876          British Pound          07/03/98             271,905                   (1,723)
224,467,410          Italian Lira           07/03/98             125,717                     (620)
                                                                 -------                     ----
                      Total                                   $1,266,348                $  (5,462)
                                                               ---------                   ------
                      Net Unrealized Depreciation                                       $  (2,393)
                                                                                           ------

Emerging Markets Fund:
Forward Foreign-Currency Exchange Contracts to Deliver
  2,209,882          Brazilian Real         07/01/98          $1,907,486                $  (3,216)
    338,079          Egyptian Pound         07/01/98              98,709                     (398)
    944,964          Brazilian Real         07/02/98             816,172                     (882)
                                                                 -------                      ---
                      Total                                   $2,822,367                $  (4,496)
                                                               ---------                    -----
                      Net Unrealized Depreciation                                       $  (4,496)
                                                                                            -----

                                                        -----------------------
                                                         The Montgomery Funds
                                                        -----------------------
                                                                Notes
                                                        -----------------------
                                                        to Financial Statements

      Foreign-Currency                                                                   Net Unrealized
         Amount                        Settlement Date     In Exchange for (US$)  Appreciation/(Depreciation)
----------------------------------------------------------------------------------------------------------------
Global Opportunities Fund:
Forward Foreign-Currency Exchange Contracts to Receive
    647,161,819   Italian Lira             07/01/98             $  366,162                 $ (1,923)
    102,652,309   Italian Lira             07/02/98                 57,492                      283
                                                                    ------                      ---
                    Total                                       $  423,654                 $ (1,640)
                                                                  ========                   ======

Forward Foreign-Currency Exchange Contracts to Deliver
        176,237   British Pound            07/01/98             $  293,576                 $   (687)
         64,301   British Pound            07/02/98                106,690                     (676)
      4,591,341   Spanish Peseta           07/02/98                 29,866                      (74)
        156,556   British Pound            07/03/98                259,758                   (1,646)
                                                                   -------                   ------
                    Total                                       $  689,890                 $ (3,083)
                                                                   =======                   ======
                    Net Unrealized Depreciation                                            $ (4,723)
                                                                                             ======

Global Communications Fund:
Forward Foreign-Currency Exchange Contracts to Deliver
        273,525   British Pound            07/01/98             $  455,639                 $ (1,067)
      1,297,400   Finnish Markka           07/01/98                235,164                   (1,586)
        171,259   British Pound            07/02/98                284,154                   (1,799)
        512,890   British Pound            07/03/98                973,770                   (6,170)
                                                                   -------                   ------
                    Total                                       $1,948,727                 $(10,622)
                                                                 =========                  =======
                    Net Unrealized Depreciation                                            $(10,622)
                                                                                            =======

Select 50 Fund:
Forward Foreign-Currency Exchange Contracts to Receive
303,790,998,000   Turkish Lira             07/01/98             $1,140,741                 $     43
    558,501,712   Portuguese Escudo        07/03/98              3,022,032                    3,487
    119,010,000   Thai Baht                07/20/98              2,866,329                  (70,480)
                                                                 ---------                  -------
                    Total                                       $7,029,102                 $(66,950)
                                                                 =========                  =======

Forward Foreign-Currency Exchange Contracts to Deliver
        168,412   British Pound            07/03/98             $  280,845                 $   (356)
    119,010,000   Thai Baht                07/20/98              3,000,000                  204,150
      8,555,200   French Franc             07/31/98              1,423,865                    5,966
                                                                 ---------                    -----
                    Total                                       $4,704,710                 $209,760
                                                                 =========                  =======
                    Net Unrealized Appreciation                                            $142,810
                                                                                            =======

f. Certain Funds have entered into equity swap agreements with Robert Fleming & Co. Limited, London ("Fleming"), with respect to the holdings of foreign equity securities. Each equity swap is for a period of three years. At June 30, 1998, the Emerging Asia Fund had the following open equity swap agreement:

                                                     Swap          Floating        Termination            Unrealized
Underlying Security            Notional Amount     Fee Rate          Rate              Date       Appreciation/(Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Hindustan Petroleum ........      $14,646            1.50%       LIBOR + 0.50%       07/12/00              $ (3,010)

-----------------------
 The Montgomery Funds
-----------------------
        Notes
-----------------------
to Financial Statements

g. Certain Funds may lend securities to brokers, dealers and other financial organizations. Each security loan is collateralized with collateral assets in an amount equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At June 30, 1998, the Funds had outstanding loans of securities to certain brokers, dealers or other financial institutions for which each Fund has segregated cash equivalent to 102% of the market value of loans of domestic securities and 105% for loans of international securities as collateral with the Funds' custodian. At June 30, 1998, the following Funds had securities on loan:


                                            Market Value of       Market Value
Fund                                       Loaned Securities      of Collateral
--------------------------------------------------------------------------------
Growth Fund .............................     $24,414,288          $24,902,574
Equity Income Fund ......................         263,204              268,468
Small Cap Opportunities Fund.............      20,309,976           20,716,176
Small Cap Fund ..........................      26,409,363           26,937,550
U.S. Emerging Growth Fund ...............       9,197,088            9,381,029
--------------------------------------------------------------------------------

                                          Average Amount          Maximum             Average                           Average Debt
Fund                                       Outstanding        Debt Outstanding     Interest Rate   Average Shares        per Share
------------------------------------------------------------------------------------------------------------------------------------
Global Communications Fund ...........      $2,658,065          $12,700,000            8.5%           9,097,448             $0.29
Global Opportunities Fund ............       2,920,000            9,100,000            8.5            2,700,098              1.08
International Growth Fund ............         500,000              500,000            8.5            2,486,747              0.20
International Small Cap Fund .........       2,328,571            3,400,000            8.5            3,096,907              0.75
------------------------------------------------------------------------------------------------------------------------------------


5. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                                              Market Value of      Market Value
Fund                                         Loaned Securities     of Collateral
--------------------------------------------------------------------------------
International Growth Fund .................      6,135,091           6,441,845
International Small Cap Fund...............      3,190,594           3,350,123
Global Communications Fund ................     35,486,014          37,260,315
Global Opportunities Fund .................     15,300,045          16,065,047

Income earned from securities lending transactions is included in miscellaneous income on the Statements of Operations.

h. Under an unsecured Revolving Credit Agreement with Deutsche Bank (New York), each of the Funds of The Montgomery Funds and The Montgomery Funds II may, for one year starting August 6, 1997, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided that the aggregate funds do not exceed $250,000,000. At June 30, 1998, there were no loans outstanding under this agreement. For the year ended June 30, 1998, borrowings by the Funds under the agreement were as follows:

6. ILLIQUID AND SPECIAL SITUATION SECURITIES:

Each Fund may not invest more than 15% (10% for the Government Reserve Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund) of its net assets in illiquid securities. The securities shown in the following table have been determined by the Manager to be illiquid because they are restricted or because there is an exceptionally low trading volume in the primary trading market for the security at June 30, 1998. These securities are valued in good faith by the Board of Trustees.

                                                         -----------------------
                                                          The Montgomery Funds
                                                         -----------------------
                                                                 Notes
                                                         -----------------------
                                                         to Financial Statements

                                        Acquisition                       6/30/98          Value per                      % of Total
Security                                   Date          Shares        Market Value          Share          Cost          Net Assets
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund:
InMedia Presentations, Inc..........     10/01/97        196,096        $   113,268         $ 0.58       $   177,771         0.22%

Emerging Markets Fund:
Bajaj Auto Ltd......................     02/18/98          2,720        $    36,694         $13.49       $    37,102         0.00%#
BSES Ltd............................     02/17/98          8,950             32,929           3.68            41,951         0.00#
Castrol (India) Ltd.................     06/20/97             57                802          14.07               812         0.00#
Central Asia Growth Fund............     06/17/98        240,806          1,806,048           7.50         2,480,000         0.24
Central Pattana Public Company, Ltd.     03/28/96         50,000             32,500           0.65            50,000         0.00#
Central Pattana Public Company, Ltd.     06/26/97      2,660,000          1,729,000           0.65         2,677,145         0.23
Ceske Radiokomunikace, GDR..........     06/18/98        174,900          3,747,233          21.43         3,313,862         0.49
Engro Chemicals Pakistan............     08/21/95            204                219           1.07               649         0.00#
Fauji Fertilizer Company Ltd........     10/20/97        840,200            911,096           1.08         1,686,686         0.12
Global Telesystems Group Inc., ADR       03/13/98         69,583          3,315,803          47.65           497,026         0.44
Highstone Property Fund.............     09/19/95      5,895,000          1,565,704           0.27         3,119,736         0.21
Hindustan Petroleum Corporation Ltd.     06/12/97          3,500             32,235           9.21            45,883         0.00#
Housing Development and Finance
  Corporation.......................     02/18/98             10                 93           9.30               730         0.00#
Indian Hotels Company Ltd...........     07/23/97            150              1,520          10.13             2,674         0.00#
ITC Ltd.............................     09/15/97          8,946            137,566          15.38           139,028         0.02
Keppel Philippines Holdings, Inc.,
  Class B...........................     12/15/97         78,038              1,909           0.02            24,900         0.00#
Mahanagar Telephone Nigam Ltd.......     09/02/97            100                420           4.20               678         0.00#
Oil and Natural Gas Corporation Ltd.     09/19/97            200                847           0.24             2,014         0.00#
Pakistan State Oil..................     12/24/97        274,389            440,092           1.60         2,235,924         0.06
Pepsi International Bottlers........     03/20/97         32,000          2,784,000          87.00         3,200,000         0.38
Romania Growth Fund PLC.............     08/21/97        168,811            759,649           5.00         1,718,000         0.10
State Bank of India.................     03/26/96            100                498           4.98               672         0.00#
Tan Chong International Ltd. Berhad      04/16/98      9,888,000          1,381,854           0.14         1,039,573         0.18
Teleceara Celular SA, Series D......     04/23/97      4,556,835            236,401           0.05           670,599         0.03
Uralmas Zavody, ADR.................     10/28/97        302,100          1,963,650           6.50         2,582,955         0.26
Uraltelecom, ADR....................     02/20/98         24,725            247,250          10.00           726,049         0.03
                                                                            -------                                          ----
                                                                        $21,166,012                                          2.79%
Emerging Asia Fund:
Tan Chong International Ltd.........     03/06/98        225,000        $    31,444         $ 0.14       $    21,049         0.13%

Global Communications Fund:
Global Telesystems Group, Inc., ADR      04/22/94        676,480        $32,235,963         $47.65       $ 3,876,498        12.07%
Russian Telecommunications
  Development Corporation...........     12/22/93        200,000          1,381,124           6.91         2,000,000         0.52
                                                                          ---------                                          ----
                                                                        $33,617,087                                         12.59%

Certain of the Funds hold foreign currency at June 30, 1998, which may be illiquid because conversion to U.S. dollars could take more than seven days.

7. TRANSACTIONS IN SHARES OF A BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Government Reserve Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund are money market funds, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

-----------------------
 The Montgomery Funds
-----------------------
        Notes
-----------------------
to Financial Statements

TRANSACTIONS IN SHARES WITH A BENEFICIAL INTEREST

                                                                                     GROWTH  FUND

                                                             Year Ended 6/30/98                         Year Ended 6/30/97
R Shares:                                               Shares               Dollars                Shares               Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                  16,507,063          $ 403,921,271           14,533,171          $ 306,808,623
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                    7,601,712            163,436,074            6,074,664            124,941,420
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                             (15,029,335)          (359,116,329)         (13,524,409)          (284,453,305)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                9,079,440          $ 208,241,016            7,083,426          $ 147,296,738
------------------------------------------------------------------------------------------------------------------------------------

P Shares:*
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                       3,130          $      75,468                5,296          $     109,131
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                          949                 20,488                  589                 12,069
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                  (4,943)              (123,213)                (419)                (8,489)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                     (864)         $     (27,257)               5,466          $     112,711
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   EQUITY INCOME FUND

                                                             Year Ended 6/30/98                           Year Ended 6/30/97
R Shares:                                               Shares                Dollars                Shares               Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                   1,554,094          $  28,652,451            1,908,279          $  31,459,740
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                      265,748              4,707,487              182,143              2,889,405
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                              (1,772,223)           (33,012,153)          (1,135,568)           (18,967,382)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                              47,619          $     347,785              954,854          $  15,381,763
------------------------------------------------------------------------------------------------------------------------------------

P Shares:*
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                     101,466          $   1,859,907               49,516          $     829,352
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                       10,850                195,396                1,088                 17,834
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                 (11,769)              (219,667)              (2,243)               (38,048)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                  100,547          $   1,835,636               48,361          $     809,138
------------------------------------------------------------------------------------------------------------------------------------

                                                                                EMERGING MARKETS FUND

                                                             Year Ended 6/30/98                         Year Ended 6/30/97
R Shares:                                                Shares              Dollars                Shares               Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                  64,252,253          $ 870,111,228           34,686,183          $ 519,924,852
------------------------------------------------------------------------------------------------------------------------------------
Issued in exchange for shares of the Montgomery
    Advisors Emerging Markets Fund                            --                     --              486,078              6,576,635
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                    2,665,847             33,243,134              313,619              4,247,945
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                             (64,669,860)          (861,322,948)         (30,814,815)          (449,015,525)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                2,248,240          $  42,031,414            4,671,065          $  81,733,907
------------------------------------------------------------------------------------------------------------------------------------

P Shares:*
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                      27,137          $     398,184               38,561          $     588,778
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                        1,597                 19,750                    2                     18
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                 (22,590)              (312,707)              (2,504)               (37,618)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                    6,144          $     105,227               36,059          $     551,178
------------------------------------------------------------------------------------------------------------------------------------

                                                                               U.S. EMERGING GROWTH FUND

                                                             Year Ended 6/30/98                          Year Ended 6/30/97
R Shares:                                                Shares              Dollars                 Shares               Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                                                   2,587,843          $  57,987,143            2,139,966          $  35,696,484
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                      966,775             19,005,916            1,256,280             20,414,858
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                              (2,378,282)           (53,191,782)          (3,847,189)           (64,577,395)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                1,176,336          $  23,801,277             (450,943)         $  (8,466,053)
------------------------------------------------------------------------------------------------------------------------------------

* The Small Cap Opportunities, Small Cap, International Small Cap and Select 50 Funds' Class P shares commenced operations on July 29, 1996; July 1, 1996; June 9, 1997; and December 12, 1996, respectively.

** The Emerging Asia and Latin America Funds' Class R shares commenced operations on September 30, 1996, and June 30, 1997, respectively.

                                                                                  SMALL CAP OPPORTUNITIES FUND

                                                                     Year Ended 6/30/98                   Year Ended 6/30/97
R Shares:                                                         Shares            Dollars            Shares            Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                            5,720,009       $ 110,725,377       10,983,697       $ 171,594,561
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                               293,588           5,193,514            2,521              39,628
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                       (8,394,502)       (160,023,805)      (6,691,938)       (106,026,503)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                        (2,380,905)      $ (44,104,914)       4,294,280       $  65,607,686
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:*
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                  225       $       3,638              558       $       8,550
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                                    14                 254               --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                             (238)             (4,572)             (25)               (400)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 1       $        (680)             533       $       8,150
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         SMALL CAP FUND

                                                                     Year Ended 6/30/98                   Year Ended 6/30/97
R Shares:                                                          Shares           Dollars            Shares            Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                              697,973       $ 14,438,171        1,765,254       $  33,679,540
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                             1,320,879         24,450,884        1,995,154          37,911,061
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                       (2,362,125)       (49,694,104)      (6,366,339)       (103,669,031)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                          (343,273)      $(10,805,049)      (2,605,931)      $ (32,078,430)
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:*
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                              943,236       $ 20,198,104          359,494       $   6,929,517
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                               154,148          2,828,622           22,222             418,949
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                         (389,596)        (8,082,502)         (39,938)           (709,403)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                           707,788       $ 14,944,224          341,778       $   6,639,063
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      INTERNATIONAL GROWTH FUND

                                                                      Year Ended 6/30/98               Year Ended 6/30/97
R Shares:                                                         Shares            Dollars          Shares           Dollars
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                            4,351,572       $  75,095,191      2,118,300     $    31,194,055
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                                95,761           1,401,682         69,551             948,742
----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                       (3,062,252)        (51,540,762)    (1,295,308)        (19,192,934)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    1,385,081       $  24,956,111        892,543     $    12,949,863
----------------------------------------------------------------------------------------------------------------------------------

P Shares:*
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                  121       $       2,000            335     $         5,001
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                                    --                  --              9                 116
----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                             (184)             (3,025)           (78)             (1,154)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                               (63)      $      (1,025)           266     $         3,963
----------------------------------------------------------------------------------------------------------------------------------

                                                                                 INTERNATIONAL SMALL CAP FUND

                                                                    Year Ended 6/30/98                Year Ended 6/30/97
R Shares:                                                         Shares           Dollars         Shares            Dollars
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                            2,996,436       $ 44,417,251     2,921,746       $  44,958,978
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                               478,710          6,026,955            --                  --
----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                       (3,262,988)       (48,676,575)   (2,601,160)        (39,608,191)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                      212,158       $  1,767,631       320,586       $   5,350,787
----------------------------------------------------------------------------------------------------------------------------------

P Shares:*
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                               87,254       $  1,157,000           855       $      15,000
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                                    53                674            --                  --
----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                          (87,867)        (1,348,812)           --                  --
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                              (560)      $   (191,138)          855       $      15,000
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        SELECT 50 FUND

                                                                     Year Ended 6/30/98                Year Ended 6/30/97
R Shares:                                                         Shares            Dollars          Shares           Dollars
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                            9,976,256       $ 210,226,345      7,588,001      $   130,776,571
---------------------------------------------------------------------------------------------------------------------------------
Issued in exchange for shares of the Montgomery
    Advisors Emerging Markets Fund                                     --                  --             --                  --
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                             1,052,393          19,382,808        194,339           3,061,479
---------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                       (6,797,972)       (140,815,546)    (3,899,388)        (64,867,185)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                         4,230,677       $  88,793,607      3,882,952     $    68,970,865
---------------------------------------------------------------------------------------------------------------------------------

P Shares:*
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                3,967       $      82,688          3,579     $        58,050
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                                   223               4,054             --                  --
---------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                           (2,131)            (40,782)        (3,147)            (52,234)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                             2,059       $      45,960            432     $         5,816
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 U.S. ASSET ALLOCATION FUND

                                                                    Year Ended 6/30/98                Year Ended 6/30/97
R Shares:                                                         Shares           Dollars         Shares            Dollars
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                            2,182,888       $ 44,133,894     2,671,291       $  50,247,753
---------------------------------------------------------------------------------------------------------------------------------
Issued in exchange for shares of the Montgomery
    Advisors Emerging Markets Fund                                     --                 --            --                  --
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                             1,217,904         21,581,251       789,255          14,511,412
---------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                       (3,086,435)       (60,834,270)   (3,918,381)        (72,925,832)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                           314,357       $  4,880,875      (457,835)      $  (8,166,667)
---------------------------------------------------------------------------------------------------------------------------------

P Shares:*
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                  334       $      6,400         1,378       $      26,534
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                                   720             12,778           253               4,643
---------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                           (1,074)           (20,918)          (97)             (1,782)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                               (20)      $     (1,740)        1,534       $      29,395
---------------------------------------------------------------------------------------------------------------------------------

                                                                  EMERGING ASIA FUND                         LATIN AMERICA FUND

                                                 Year Ended 6/30/98              Year Ended 6/30/97           Year Ended 6/30/98
R Shares:                                     Shares          Dollars          Shares        Dollars         Shares       Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                                        15,482,971    $ 169,893,174      6,926,941    $ 108,517,381    1,867,516   $ 21,898,525
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends            289,356        2,751,873          2,124           29,137       12,581        132,228
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                                   (15,395,025)    (177,173,709)    (3,327,106)     (53,244,252)  (1,371,200)   (15,113,262)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                        377,302    $  (4,528,662)     3,601,959    $  55,302,266      508,897   $  6,917,491
------------------------------------------------------------------------------------------------------------------------------------

-----------------------
 The Montgomery Funds
-----------------------
        Notes
-----------------------
to Financial Statements


TRANSACTIONS IN SHARES WITH A BENEFICIAL INTEREST

                                            GLOBAL OPPORTUNITIES FUND                            CALIFORNIA TAX-FREE MONEY FUND

                                Year Ended 6/30/98              Year Ended 6/30/97          Year Ended 6/30/98    Year Ended 6/30/97
R Shares:                   Shares            Dollars         Shares          Dollars       Shares and Dollars    Shares and Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                       6,526,549       $ 115,648,814    1,552,210       $ 26,712,712     $ 1,344,581,138       $   800,562,011
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends              328,896           4,693,347       78,091          1,291,178           5,033,519             3,271,172
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                  (3,521,069)        (64,528,940)  (1,621,968)       (27,517,770)     (1,281,121,597)         (783,244,187)
------------------------------------------------------------------------------------------------------------------------------------
Net increase               3,334,376       $  55,813,221        8,333       $    486,120     $    68,493,060       $    20,588,996
------------------------------------------------------------------------------------------------------------------------------------

                                           GLOBAL COMMUNICATIONS FUND                             FEDERAL TAX-FREE MONEY FUND*

                               Year Ended 6/30/98              Year Ended 6/30/97           Year Ended 6/30/98    Year Ended 6/30/97
R Shares:*                  Shares            Dollars        Shares           Dollars       Shares and Dollars    Shares and Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                      10,480,584       $ 216,384,607    1,553,395       $ 27,424,685     $ 1,183,904,180       $   697,918,747
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends            1,826,761          27,927,779      527,423          8,880,420           3,577,816             2,441,561
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                  (8,484,435)       (170,608,536)  (5,680,057)       (98,872,932)     (1,184,396,291)         (586,161,101)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)    3,822,910       $  73,703,850   (3,599,239)      $(62,567,827)    $     3,085,705       $   114,199,207
------------------------------------------------------------------------------------------------------------------------------------

                                       SHORT DURATION GOVERNMENT BOND FUND                         GOVERNMENT RESERVE FUND

                             Year Ended 6/30/98                 Year Ended 6/30/97          Year Ended 6/30/98    Year Ended 6/30/97
R Shares:                   Shares            Dollars        Shares            Dollars      Shares and Dollars    Shares and Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                      11,317,233       $ 114,184,061    5,462,262       $ 54,326,915     $ 5,085,349,172       $ 3,645,527,042
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends              251,170           2,538,235      195,195          1,945,143          31,642,805            22,892,029
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                  (9,757,162)        (98,380,450)  (3,214,013)       (31,983,590)     (4,865,576,626)       (3,634,659,585)
------------------------------------------------------------------------------------------------------------------------------------
Net increase               1,811,241       $  18,341,846    2,443,444       $ 24,288,468     $   251,415,351       $    33,759,486
------------------------------------------------------------------------------------------------------------------------------------
P Shares:
------------------------------------------------------------------------------------------------------------------------------------
Sold                             296       $       2,999           --       $         --     $           282       $            --
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                   --                   5            3                 30                   4                    29
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                         (21)               (214)         (74)              (740)               (490)                 (729)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)          275       $       2,790          (71)      $       (710)    $          (204)      $          (700)
------------------------------------------------------------------------------------------------------------------------------------

                                   CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND                         TOTAL RETURN BOND FUND*

                              Year Ended 6/30/98                Year Ended 6/30/97                      Year Ended 6/30/98
R Shares:                   Shares            Dollars         Shares          Dollars               Shares             Dollars
------------------------------------------------------------------------------------------------------------------------------------
Sold                       1,962,625       $  25,203,200    1,175,026       $ 14,606,989           9,144,322       $   110,211,352
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends               75,599             969,104       36,878            457,824             416,875             5,131,390
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                    (994,510)        (12,764,038)    (621,747)        (7,718,315)         (3,314,312)          (40,866,893)
------------------------------------------------------------------------------------------------------------------------------------
Net increase               1,043,714       $  13,408,266      590,157       $  7,346,498           6,246,885       $    74,475,849
------------------------------------------------------------------------------------------------------------------------------------

* The Total Return Bond and Federal Tax-Free Money Funds' Class R shares commenced operations on June 30, 1997, and July 15, 1996, respectively.



The accompanying notes are an integral part of these financial statements.

                                                        ------------------------
                                                          The Montgomery Funds
                                                        ------------------------
                                                                 Notes
                                                        ------------------------
                                                        to  Financial Statements


8. CAPITAL LOSS CARRYFORWARDS:

At June 30, 1998, the following Funds had available for federal tax purposes unused capital losses as follows:

Fund                                             Expiring in 2003     Expiring in 2004     Expiring in 2005     Expiring in 2006
------------------------------------------------------------------------------------------------------------------------------------

Emerging Asia Fund.................................        --                    --                 --               $ 3,385,829
Emerging Markets Fund..............................        --                    --                 --                83,822,425
California Tax-Free Intermediate Bond Fund.........   $17,719                    --                 --                        --
Government Reserve Fund............................   $20,714                $5,378                 --                        --
California Tax-Free Money Fund.....................        --                 6,745                 --                        23
Federal Tax-Free Money Fund........................        --                    --                 --                       873


Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year ended June 30, 1998. The following Funds elected to defer losses occurring between November 1, 1997, and June 30, 1998, under these rules as follows:

Fund                                  Amount
---------------------------------------------

Emerging Markets Fund ........    $63,465,119
Emerging Asia Fund ...........      8,794,617
Global Communications Fund ...        494,506
International Small Cap Fund..         81,074
Latin America Fund ...........      1,216,108

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1999.

--------------------
The Montgomery Funds
--------------------
    Independent
 Auditors' Report
--------------------

To the Board of Trustees and the Shareholders of The Montgomery Funds and The Montgomery Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Montgomery Growth Fund, Montgomery Small Cap Opportunities Fund, Montgomery Small Cap Fund, Montgomery U.S. Emerging Growth Fund (formerly Montgomery Micro Cap Fund), Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery International Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Latin America Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Select 50 Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery Government Reserve Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery California Tax-Free Money Fund, Montgomery Tax-Free Money Fund (all portfolios of The Montgomery Funds) and Montgomery U.S. Asset Allocation Fund (a portfolio of The Montgomery Funds II) (collectively the "Funds") at June 30, 1998, the results of each their operations, the changes in each of their net assets, their cash flows and the financial highlights for the periods ended June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the

Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

The financial statements of the Funds for the periods preceding July 1, 1997, were audited by other independent accountants whose report dated August 8, 1997, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, CA
August 14, 1998

-------------------------------
     The Montgomery Funds
-------------------------------
        Tax Information
-------------------------------
Fiscal Year Ended June 30, 1998

The amounts of long-term capital gains paid for the fiscal year ended June 30, 1998, were as follows:

Growth Fund............................  $138,057,661
Small Cap Opportunities Fund...........     8,794,971
Small Cap Fund.........................    35,072,755
U.S. Emerging Growth Fund..............    25,084,631
Equity Income Fund.....................     4,409,812
International Growth Fund..............     1,171,257
International Small Cap Fund...........     2,130,824
Global Opportunities Fund..............     3,363,179
Global Communications Fund.............    17,264,977
Select 50 Fund.........................    10,777,935
U.S. Asset Allocation Fund.............     5,919,445
Total Return Bond Fund.................       352,377
Short Duration Government Bond Fund....        96,392


Of the distributions made from investment income, the following percentages are tax exempt for regular federal income tax purposes:

California Tax-Free
Intermediate Bond Fund.................        100.00%
California Tax-Free Money Fund.........         99.90
Federal Tax-Free Money Fund............         99.92


Of the distributions made from investment income, the following percentages may be subject to the alternative minimum tax:

California Tax-Free
Intermediate Bond Fund.................          4.78%
California Tax-Free Money Fund.........         13.06
Federal Tax-Free Money Fund............         16.71

Please consult your personal tax advisor.


Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution that will qualify for the dividends-received deduction available to corporate shareholders:

Growth Fund............................         21.04%
Small Cap Fund.........................         13.12
U.S. Emerging Growth Fund..............        100.00
Equity Income Fund.....................         54.91
International Growth Fund..............          5.83
International Small Cap Fund...........          1.52
Emerging Markets Fund..................          3.01
Emerging Asia Fund.....................          0.63
Latin America Fund.....................          5.63
Global Opportunities Fund..............          9.86
Global Communications Fund.............         16.15
Select 50 Fund.........................         14.22
U.S. Asset Allocation Fund.............          5.21


Of the distributions made by the following Funds from investment income, the corresponding percentage represents the portion of each distribution derived from investments in U.S. government and U.S. government agency obligations. All or a portion of the distributions made from this income may be exempt from taxation at the state level. Please consult your tax advisor for state-specific information:

Government Reserve Fund................         47.49%
Short Duration Government Bond Fund....         34.36
Total Return Bond Fund.................         35.24
U.S. Asset Allocation Fund.............         14.70


For the fiscal year ended June 30, 1998, foreign income and foreign taxes paid relating to foreign sources and possessions in the United States on a per-share basis, were as follows:

                                       Foreign     Foreign
                                       Income       Taxes
-------------------------------------------------------------------------------
International Growth Fund .........  $  0.1689    $  0.0168
International Small Cap Fund.......     0.2023       0.0209
Emerging Markets Fund .............     0.2445       0.0256
Emerging Asia Fund ................     0.1490       0.0138
Latin America Fund ................     0.4221       0.0607
Global Opportunities Fund .........     0.1677       0.0185
Global Communications Fund ........     0.1295       0.0135
Select 50 Fund ....................     0.1944       0.0091


The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

-------------------------------
      The Montgomery Funds
-------------------------------
        Tax Information
-------------------------------
Fiscal Year Ended June 30, 1998


The percentages of total net assets invested in U.S. government and U.S. government agency obligations at March 31, 1998, and June
30, 1998, were as follows:

                                                                     9/30/97          12/31/97          3/31/98            6/30/98
------------------------------------------------------------------------------------------------------------------------------------

Total Return Bond Fund:
Federal Home Loan Bank .....................................           8.1%             12.8%             17.6%             13.4%
Federal Home Loan Mortgage Corporation .....................          19.5              27.2              19.9              14.4
Federal National Mortgage Association ......................          16.0              20.8              27.3              29.2
Government National Mortgage Association ...................            --               0.8               0.6               0.6
Union Acceptance Corporation ...............................           0.5                --               0.2               0.1
U.S. Treasury Bonds ........................................          12.5              14.2              12.1              15.2
U.S. Treasury Notes ........................................          30.0               0.2               0.5               7.8

Short Duration Government Bond Fund:
Federal Home Loan Bank .....................................          24.9%             15.6%             23.3%             18.2%
Federal Home Loan Mortgage Corporation .....................          52.8              50.2              28.9              27.9
Federal National Mortgage Association ......................           4.6              24.5              34.9              34.4
Government National Mortgage Association ...................           0.2               0.0#              0.0#              0.0#
Union Acceptance Corporation ...............................           0.3               0.1               0.1                --
U.S. Treasury Inflationary Index ...........................            --                --                --               1.5
U.S. Treasury Notes ........................................          21.5               9.0              12.5              19.6

# Amount represents less than 0.1%

Government Reserve Fund:
Federal Farm Credit Bank ...................................           7.7%              9.1%             15.1%             10.2%
Federal Home Loan Bank .....................................          33.4              34.7              27.9              35.0
Federal Home Loan Mortgage Corporation .....................           4.4               2.6               0.5               0.4
Federal National Mortgage Association ......................           5.4               5.8               3.2               2.5
Student Loan Marketing Association .........................          11.2              15.0              10.3               9.3
Tennessee Valley Authority .................................           0.2               0.7               0.4               0.4
U.S. Sovereign Bonds .......................................           0.1               0.1               0.1               0.1

                                                This report and the financial
                                                statements contained herein are
                                                provided for the general
                                                information of the shareholders
                                                of The Montgomery Funds. This
                                                report is not authorized for
                                                distribution to prospective
                                                investors in the Funds unless
                                                preceded or accompanied by an
                                                effective prospectus.

                                                Mutual fund shares are not
                                                deposits or obligations of, or
                                                guaranteed by, any depository
                                                institution. Shares are not
                                                insured by the Federal Deposit
                                                Insurance Corporation (FDIC)
                                                or any other agency and are
                                                subject to investment risk,
                                                including the possible loss of
                                                principle. Neither
                                                The Montgomery Funds nor
                                                Montgomery Asset Management is
                                                a bank.

                                                For more information on any
                                                Montgomery Fund, including
                                                charges and expenses, visit our
                                                Web site at
                                                www.montgomeryfunds.com or call
                                                (800) 572-FUND [3863] for a
                                                free prospectus. Read it
                                                carefully before you invest
                                                or send money.

                                                Funds Distributor, Inc 8/98

                                                                  --------------
                                                                     Bulk Rate
[LOGO OF THE                                                       U.S. POSTAGE
MONTGOMERY FUNDS                                                       PAID
APPEARS HERE]                                                      Hudson, MA
                                                                   Permit No. 19
  701 California Street                                           --------------
San Francisco, CA 94111